This Free Writing Prospectus supersedes the Free Writing Prospectus dated May 22, 2007 relating to the offered certificates.

Free Writing Prospectus
May 25, 2007

Citicorp Mortgage Securities Inc., the Depositor, has filed a registration statement (including a prospectus) with the sec for the offering to which this communication relates (file no 333-130333). Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the sec for more complete information about the Depositor and this offering. You may get these documents for free by visiting edgar on the sec Web site at www.sec.gov. Alternatively, the Depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-248-3580.

Citicorp Mortgage Securities, Inc. (Depositor)	CitiMortgage, Inc. (Sponsor)

Citicorp Mortgage Securities Trust, Series 2007-4 (Issuing Entity)

$564,481,772 (approximate)
Senior and Subordinated
REMIC Pass-Through Certificates

The certificates are backed by pools of residential first-mortgage loans. The certificates represent obligations of the Issuing Entity only, and do not represent obligations of or interests in the Depositor, the Sponsor, or any of their affiliates. Principal and interest on the certificates will be distributed monthly, beginning June 25, 2007. Class IA-11 will benefit from a yield maintenance agreement with Bear Stearns Financial Products Inc.

The Underwriter has committed to purchase all of the offered certificates (other than the ratio-stripped IO class certificates) from the Depositor. The purchase price for the certificates purchased by the Underwriter will be set by the Underwriter or negotiated by the purchaser and the Underwriter at the time of sale. Total proceeds to the Depositor for the certificates purchased by the Underwriter will be approximately $562,345,325, plus accrued interest from May 1, 2007 to the closing date. The remaining offered certificates will be transferred by the Depositor to the Sponsor as partial consideration for the purchase of the mortgage loans. The Sponsor does not intend to list any of the certificates on a national securities exchange or the Nasdaq Stock Market.

Citi
(Underwriter)

The certificates are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PROSPECTUS SUPPLEMENT

Summary

Offered certificates

Class	Principal balance at cut-off date, ± up to 5%	Annual Interest rate	Special features	Expected rating Fitch/Moody’s/S&P	Subordinated to
IA-1	$100,000,000	5.75%	Group I	AAA/Aaa/ –	N/A
IA-2	4,166,667 (notional)(1)	6%	Group I, IO	AAA/Aaa/ –	N/A
IA-3	10,964,000	6%	Group I	AAA/Aaa/ –	N/A
IA-4	27,300,000	6%	Group I, NAS	AAA/Aaa/ –	N/A
IA-5	85,000,000	6%	Group I, super senior	AAA/Aaa/ –	N/A
IA-6	2,629,000	6%	Group I, super senior support	AAA/Aa1/ –	N/A
IA-7	75,547,000	6%	Group I, PAC	AAA/Aaa/ –	N/A
IA-8	11,825,000	6%	Group I, PAC, super senior	AAA/Aaa/ –	N/A
IA-9	2,871,000	6%	Group I, NAS, super senior support	AAA/Aa1/ –	N/A
IA-10	49,957,000 (notional)(2)	(3)	Group I, inverse LIBOR, IO	AAA/Aaa/ –	N/A
IA-11	49,957,000	(3)	Group I, LIBOR, yield protected, TAC, accrual directed, super senior	AAA/Aaa/AAA	N/A
IA-12	100,000	6%	Group I, accrual, accrual directed	AAA/Aaa/ –	N/A
IA-13	25,000	6%	Group I, accrual	AAA/Aaa/ –	N/A
IA-14	100,000,000	6%	Group I	AAA/Aaa/ –	N/A
IA-15	34,805,000	6%	Group I, NAS, super senior	AAA/Aaa/ –	N/A
IA-16	1,443,000	6%	Group I, NAS, super senior support	AAA/Aa1/ –	N/A
IA-IO	419,244,485 (notional)(4)	Variable (5)	Group I, ratio-stripped IO	AAA/Aaa/ –	N/A
IIA-1	31,519,000	5.5%	Group II	AAA/Aaa/ –	N/A
IIA-IO	29,398,245 (notional)(4)	Variable (5)	Group II, ratio-stripped IO	AAA/Aaa/ –	N/A
IIIA-1	13,249,000	5.5%	Group III	AAA/Aaa/ –	N/A
IIIA-IO	13,658,843 (notional)(4)	Variable (5)	Group III, ratio-stripped IO	AAA/Aaa/ –	N/A
A-PO	3,340,772	0%	Composite, ratio-stripped PO (6)	AAA/Aaa/ –	N/A
B-1	9,082,000	Blended (7)	Composite (6)	AA/ – /—	A
B-2	3,122,000	Blended (7)	Composite (6)	A/ – /—	A, B-1
B-3	1,703,000	Blended (7)	Composite (6)	BBB/ – /—	A, B-1, B-2

Certificates not offered by this prospectus

Class	Principal balance at cut-off date, ± up to 5%	Annual Interest rate	Special features	Subordinated to
B-4	$1,135,000	Blended (7)	Composite (6)	A, B-1, B-2, B-3
B-5	851,000	Blended (7)	Composite (6)	A, B-1, B-2, B-3, B-4
B-6	1,136,123	Blended (7)	Composite (6)	A, B-1, B-2, B-3, B-4, B-5
Residuals	N/A	N/A	Residual	N/A

_________________

(1)	The notional balance of class IA-2 on any distribution day will equal 1/24th of the principal balance of class IA-1 on that distribution day.

(2)	The notional balance of class IA-10 on any distribution day will equal the principal balance of class IA-11 on that distribution day.

(3)
The annual interest rates for the first LIBOR accrual period of May 25, 2007 through June 24, 2007, the formulas for the annual interest rates for subsequent LIBOR accrual periods, and the maximum and minimum annual interest rates for each LIBOR and inverse LIBOR class are as follows:

		Annual interest rate
Class	LIBOR accrual period beginning date	For first accrual period	Formula for subsequent accrual periods	Maximum	Minimum
IA-10	25th day of month	0.08%	5.4% – LIBOR	5.4%	0%
IA-11	25th day of month	5.92%	LIBOR + 0.6%*	6%*	0.6%

*
Class IA-11 will benefit from a yield maintenance agreement with the yield maintenance provider, Bear Stearns Financial Products Inc., that may provide additional payments to those holders for distribution days for which LIBOR is greater than 5.4%. See “Allocations and distributions — Yield maintenance” below.

(4)
After the first distribution day, each ratio-stripped IO class will have a notional balance on any distribution day equal to the aggregate scheduled principal balance of the premium loans of the related pool on the last day of the preceding month.

(5)
Each ratio-stripped IO class will accrue interest on its notional balance at an annual rate equal to the weighted average net loan rate of the premium loans in its related pool minus the target rate for that pool. The initial annual interest rates for the ratio-stripped IO classes are expected to be approximately:

Class IA-IO	0.1465%
Class IIA-IO	0.2205%
Class IIIA-IO	0.2738%

(6)
Each composite class A-PO and B-1 through B-6 has at all times a principal balance equal to the sum of the principal balances of its group I, group II and group III component classes. The approximate initial principal balances of the component classes are:

Composite class	Group I component class principal balance	Group II component class principal balance	Group III component class principal balance
A-PO	$3,233,300	$107,472	$ 0
B-1	8,341,742	521,680	218,578
B-2	2,867,531	179,331	75,138
B-3	1,564,191	97,822	40,986
B-4	1,042,488	65,196	27,316
B-5	781,636	48,882	20,481
B-6	1,043,520	65,260	27,343

(7)
The “blended” interest rate for each class B composite class is based on annual interest rates of 6% on the principal balance of its group I component class, and 5.5% on the principal balance of its group II and group III component classes. The initial annual blended rate is expected to be approximately 5.9592%.

Transaction participants
Sponsor and servicer	CitiMortgage, Inc., a New York corporation
Depositor	Citicorp Mortgage Securities, Inc., a Delaware corporation (CMSI)
CitiMortgage and CMSI are located at 1000 Technology Drive O’Fallon, Missouri 63368-2240 (636) 261-1313 www.citimortgagembs.com
Issuing entity	Citicorp Mortgage Securities Trust, Series 2007-4 (the Trust). The Trust’s CIK code for its SEC filings is 0001397811.
Underwriter
Citigroup Global Markets Inc. (Citigroup Global Markets) for the offered certificates other than the ratio-stripped IO class certificates. The ratio-stripped IO class certificates will initially be transferred to the Sponsor as partial consideration for the purchase of the mortgage loans by CMSI, and may be sold by the Sponsor or held in its portfolio.

Trustee	U.S. Bank National Association Corporate Trust Services One Federal Street – 3rd floor Boston, Massachusetts 02110 Phone: (617) 603-6402 Fax: (617) 603-6637 Website: http://www.usbank.com/abs

The Trustee, a national banking association organized under the laws of the United States, is a wholly-owned subsidiary of U.S. Bancorp, the sixth largest bank holding company in the United States with total assets at March 31, 2007 exceeding $221 billion. The Trustee has acted as trustee of mortgage-backed securities since 1987. As of March 31, 2007, the Trustee (and its affiliate, U.S. Bank Trust National Association) was acting as trustee on approximately 1,009 issuances of prime residential mortgage-backed securities, with an outstanding aggregate principal balance of approximately $592,314,100,000.

Paying agent, transfer agent and certificate registrar	Citibank, N.A. Agency and Trust 388 Greenwich Street New York, New York 10013 Attn: Structured Finance Group Phone: (212) 816-5685 Fax: (212) 816-5527 Website: http://www.sf.citidirect.com
More on the certificates
Relative size of classes	Class	Approximate principal balance of class as percentage of principal balance of all classes at cut-off date (the class percentage)
	A B B-1 B-2 B-3	97.00% 3.00% 1.60% 0.55% 0.30%
Ratings
The rating agencies for the senior classes are Fitch and Moody’s, and for class IA-11 only, S&P; the rating agency for the offered subordinated classes is Fitch. The offered certificates will not be sold unless the rating agencies have rated the offered certificates as shown above. The ratings of class IA-11 do not address the likelihood that yield maintenance payments will be received.
You should evaluate these ratings independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities. A rating agency may revise or withdraw a rating at any time.

Denominations	$1,000 and any whole dollar amount above $1,000.
Distribution days	25th day (or, if that is not a business day, the next business day) of each month, beginning June 25, 2007.
Servicing fee	0.25% per annum on the scheduled principal balance of the mortgage loans, to be paid from collections of interest on the mortgage loans.
Distribution priorities
After payment of the servicing fee to the servicer, payments on the mortgage loans will be distributed as principal and interest on the certificates first to the class A certificates, in accordance with the allocation described in “Allocations” and “Distributions” in the core prospectus and “Allocations and distributions” in this prospectus supplement. Any remainder will be distributed to the class B certificates in order of seniority. See “Subordination” in the core prospectus.

Loss allocations
Losses on the mortgage loans will generally be allocated to the most subordinated classes, in order of subordination. Once the principal balances of the subordinated classes have been reduced to zero, losses will generally be allocated to the senior classes (with some adjustments for any accrual classes) in proportion to their principal balances. See “Adjustments to class balances” in the core prospectus.

Last distribution day	Group I certificates Group II certificates Group III certificates Class A-PO Class B certificates	May 25, 2037 May 25, 2022 May 25, 2037 May 25, 2037 May 25, 2037
Optional redemption (clean-up call)
At any time that the principal balance of the mortgage loans is less than 10% of the scheduled principal balance of the mortgage loans as of the cut-off date, CMSI may repurchase all the mortgage loans for their unpaid principal balance plus accrued interest, and other property of the Trust for its appraised value after estimated liquidation expenses, less any unrecovered advances. Certificate holders would then receive a final distribution reducing the principal balance of their certificates to zero. Some certificates may receive less than their principal balance plus accrued interest if the appraised value of the other property, less estimated liquidation expenses, is less than the unpaid principal balance of the related mortgage loan.

Loss limits	There are no special hazard, fraud or bankruptcy loss limits.
Prepayment model and prepayment rates assumed in structuring series	350% of the PSA prepayment model.
“Mortgage related securities” under SMMEA	Classes A and B-1
Record date
For a distribution day, the close of business on
•      for LIBOR and inverse LIBOR classes, the day preceding that distribution day, and
•      for all other classes, the last business day of the calendar month preceding that distribution day.

Accrual periods for LIBOR classes
The LIBOR and inverse LIBOR classes accrue interest from the 25th day of each month preceding the related distribution day through the 24th day of the following month. For these classes, each accrual period will be considered to be 30 days, regardless of the actual number of days in the period.

Closing date	May 29, 2007
Conditions to closing
The certificates offered by this prospectus will not be sold unless the certificates in classes B-4, B-5 and B-6 (none of which are offered by this prospectus) are sold on the closing date. Citigroup Global Markets (the Purchaser) has agreed to purchase the class B-4, B-5 and B-6 certificates on the closing date, subject to the satisfaction of customary closing conditions. Also see “Ratings” above.

Federal taxes
The Trust is not expected to be subject to federal income tax. See “Taxation of the Trust” in the core prospectus.
Certificates will generally be taxed as if they were newly originated debt instruments. In particular, interest, original issue discount and market discount on a certificate will be ordinary income to the holder, and distributions of principal on a certificate will be a return of capital to the extent of the holder’s basis in the certificate. See “Taxation of certificate holders” in the core prospectus.
Certain classes of certificates are issued with original issue discount or premium. See “Federal income tax consequences” in this prospectus supplement.
Holders of any class of yield protected certificates may benefit from a yield maintenance agreement with the yield maintenance provider. The yield maintenance agreement has special federal income tax aspects; see “Federal income tax consequences—Yield maintenance payments” in this prospectus supplement.

Series overview—the mortgage loans at May 1, 2007 (the cut-off date)

The mortgage loans have been divided into three pools of mortgage loans. The mortgage loans in pool I are all mortgage loans that have original maturities of at least 20 but not more than 30 years and that are not relocation loans. The mortgage loans in pool II are all mortgage loans that have original maturities of at least 10 but not more than 15 years. The mortgage loans in pool III are all mortgage loans that have original maturities of 30 years and that are relocation loans.
CMSI has made representations and warranties to the Trustee as to the description, condition, title, lien priority, payment status, legality and other matters regarding the mortgage loans. If there is a breach of a representation or warranty for a mortgage loan that materially and adversely affects the certificate holders, CMSI must cure the breach, repurchase the loan or substitute eligible mortgage loans. See “The mortgage loans—Representations by CMSI” and “—Repurchase or substitution of mortgage loans” in the core prospectus.

	Pool I	Pool II	Pool III	Combined
Number	917	56	23	996
Scheduled principal balance (± up to 5%)	$521,340,409	$32,604,644	$13,658,843	$567,603,895
less than $300,000	2.65%	3.20%	None	2.62%
less than $500,000	28.60%	26.18%	17.01%	28.18%
greater than $1 million	5.22%	12.56%	None	5.51%
One- to four-family residential, of which
single-family detached dwellings	78.06%	83.87%	86.90%	78.60%
condominiums, townhouses, rowhouses or cooperative apartments	20.58%	11.58%	13.10%	19.89%
investment properties	0.32%	None	None	0.30%
determined by CMSI to be primary residence of homeowner	96.80%	87.52%	100%	96.34%
Geographic concentration
Arizona	3.09%	1.55%	6.92%	3.09%
California	26.10%	11.80%	41.49%	25.65%
Florida	3.64%	5.37%	3.72%	3.74%
Illinois	3.68%	8.48%	13.27%	4.19%
Massachusetts	6.96%	0.53%	9.89%	6.66%
New Jersey	4.77%	1.45%	9.05%	4.68%
New York	22.27%	29.35%	4.09%	22.24%
Tennessee	0.09%	None	7.77%	0.27%
Texas	2.27%	7.16%	None	2.49%
any other state	No more than 5%	No more than 5%	No more than 5%	No more than 5%
any one ZIP code	1.59%	4.60%	6.92%	1.46%
Loan-to-value ratios at origination (taking into account the loanable value of additional collateral)
greater than 80%	0.96%	None	None	0.89%
greater than 90%	0.13%	None	None	0.12%
greater than 95%	None	None	None	None
weighted average	68.84%	57.30%	73.37%	68.29%
Mortgage loans for which additional collateral (i.e., collateral other than the mortgaged property) was considered in calculating loan-to-value ratios	0.54%	None	None	0.49%
approximate weighted average loan-to-value ratio of such loans if additional collateral is not taken into account	99.51%	N/A	N/A	99.51%
Range of interest rates on mortgage loans (before deduction of servicing fee)	5.25% to 7.875%	5.5% to 6.625%	5.75% to 6.25%	5.25% to 7.875%
Weighted average mortgage interest rate (before deduction of servicing fee)	6.331%	5.931%	6.024%	6.300%
Servicing fee	0.25%	0.25%	0.25%	N/A
Range of original maturities	20 to 30 years	10 to 15 years	30 years	10 to 30 years
Latest scheduled maturity	May, 1 2037	May, 1 2022	May, 1 2037	May, 1 2037
Weighted average remaining term to stated maturity	358 months	177 months	359 months	347 months
Weighted average original term to maturity	359 months	177 months	360 months	348 months
Target rate	6.0%	5.5%	5.5%	N/A
Discount mortgage loans—i.e., loans with net loan rates (interest rate less servicing fee) less than the target rate
number	183	5	0	N/A
scheduled principal balance	$102,095,923	$3,206,399	$0	N/A
weighted average interest rate	6.060%	5.566%	N/A	N/A
weighted average remaining term to stated maturity	357 months	180 months	N/A	N/A
weighted average original term to maturity	358 months	180 months	N/A	N/A
Premium mortgage loans—i.e., loans with net loan rates (interest rate less servicing fee) greater than or equal to the target rate
number	734	51	23	N/A
scheduled principal balance	$419,244,485	$29,398,245	$13,658,843	N/A
weighted average interest rate	6.397%	5.970%	6.024%	N/A
weighted average remaining term to stated maturity	358 months	176 months	359 months	N/A
weighted average original term to maturity	359 months	177 months	360 months	N/A
Originated from	September 1, 2004 through June 1, 2007	May 1, 2005 through May 1, 2007	March 1, 2007 through May 1, 2007	September 1, 2004 through June 1, 2007
Mortgage loans originated using underwriting policies that require proof of income and liquid assets and telephone verification of employment	22.66%	17.07%	40.21%	22.76%
Refinanced mortgage loans originated using underwriting policies that require proof of income and telephone verification of employment, but do not require proof of assets	23.22%	37.01%	None	23.45%
Mortgage loans originated using stated income loan underwriting policies that do not require proof of income as stated on the loan application but do require telephone verification of employment and proof of liquid assets	2.21%	4.60%	None	2.29%
Mortgage loans originated using stated income loan underwriting policies that do not require proof of income as stated on the loan application or proof of assets, but do require telephone verification of employment	48.60%	41.31%	59.79%	48.45%
Refinanced mortgage loans originated using streamlined underwriting policies	0.91%	None	None	0.84%
“Home loans” subject to the Georgia Fair Lending Act and originated on or before the Act’s amendment, effective March 7, 2003.	None	None	None	None

In the preceding tables:
•      All mortgage loans were originated or acquired by CitiMortgage.
•      Percentages of mortgage loans shown above are percentages of scheduled principal balance. Interest rates and servicing fee shown above are per annum. Amounts and percentages relating to premium and discount loans are approximate.

Series risk factors
You should consider the following risk factors for this series, as well as the general risk factors for the certificates discussed in the core prospectus, before you purchase any certificates.

Interest-only mortgage loans
Approximately $125.2 million (principal amount) of the mortgage loans are interest-only mortgage loans, distributed among the pools as follows:

Pool I	24.02%
Pool II	0.00
Pool III	0.00
Combined	22.06%

The interest-only mortgage loans require homeowners to pay interest but not principal for the first 10 years of these loans; after 10 years, homeowners must make level payments of principal and interest for the next 20 years so as to fully amortize their loan. Risks attendant to interest-only mortgage loans are described in the core prospectus under “General risk factors — Interest-only mortgage loans.”

Yield maintenance payments: counterparty risk
Under certain circumstances, the paying agent may receive yield maintenance payments from the yield maintenance provider to be distributed to the holders of yield protected certificates. See “Allocations and distributions—Yield maintenance” below. The paying agent’s ability to make these distributions will be subject to the credit risk of the yield maintenance provider.

Limited senior status for ratio-stripped IO classes
A ratio-stripped IO class is not entitled to all the benefits of subordination afforded to the other senior classes, nor is a ratio-stripped IO class entitled to reimbursement of the type afforded a ratio-stripped PO class. In particular, a principal loss on a premium mortgage loan in a pool will reduce interest allocations to the related ratio-stripped IO class. See “Subordination—Limited senior status for ratio-stripped IO classes” in the core prospectus.

Housing price cycle
There is growing evidence that home prices in many areas of the United States have declined from a recent cyclical high, with some commentators suggesting that home prices could fall substantially in the near future. Meanwhile, defaults on residential mortgage loans have been increasing. A substantial fall in housing prices could increase defaults on the mortgage loans, and would reduce the amount that could be realized on foreclosure.

The mortgage loans
Detailed information
The detailed description of the mortgage loans at the end of this supplement contains additional information on the mortgage loans expected to be included in the Trust on the closing date. The mortgage loans actually included in the Trust may differ from the description in this supplement, but the differences will not be material.

Selection
Currently, CitiMortgage originates most fixed-rate non-conforming mortgage loans for sale rather than to be held in portfolio. CitiMortgage may sell such loans in bulk or securitize them, depending on market conditions. Mortgage loans included in this series represent all fixed-rate non-conforming prime loans recently originated by CitiMortgage or purchased from its affiliates, except that loans with FICO scores below 620, or with original principal balances greater than $2.5 million, are generally not included in the pool,
•      a few recently originated loans are not included because of irregularities or data inconsistencies,
•      a few loans originated earlier are included because their irregularities or data inconsistencies have recently been resolved, and
•      some loans may be held in portfolio because of special circumstances or market conditions.

Allocations and distributions
Senior target-rate class allocations
On each distribution day before the subordination depletion date, the aggregate scheduled and unscheduled principal allocated to the senior target-rate classes of a group will be allocated to the individual senior target-rate classes of that group as follows:
Group I: Principal allocated to the group I senior target-rate classes from the pool I target-rate strip will be allocated sequentially as follows:
First, to classes IA-9 and IA-16 the amounts determined under ‘‘NAS classes’’ below.
Second, concurrently
•      37.66500987650355% concurrently to classes IA-5, IA-6 and IA-14 in proportion to their principal balances until their principal balances are reduced to zero.
•      62.33499012349645% sequentially as follows:
i.	to classes IA-4 and IA-15 the amounts determined under ‘‘NAS classes’’ below; and
ii.	concurrently
a.	43.9255609497% of the remaining principal sequentially to classes IA-1 and IA-3, in that order, until their principal balances are reduced to zero.
b.	the other 56.0744390503% of the remaining principal sequentially as follows:
1.	sequentially to classes IA-7 and IA-8, in that order, until their aggregate principal balance is reduced to their aggregate planned balance for that distribution day as shown in “-PAC classes” below;
2.	to class IA-11 until its principal balance is reduced to its targeted balance for that distribution day as shown in “-TAC classes” below;
3.	to class IA-12 until its principal balance is reduced to zero;
4.	to class IA-11, without regard to its targeted balance, until its principal balance is reduced to zero;
5.	to class IA-13 until its principal balance is reduced to zero;
6.	sequentially to classes IA-7 and IA-8, in that order and without regard to their aggregate planned balance, until their principal balances are reduced to zero;
7.	to class IA-3 until its principal balance is reduced to zero; and
iii.	concurrently to classes IA-4 and IA-15 in proportion to their principal balances until their principal balances are reduced to zero.
Third, concurrently to classes IA-9 and IA-16 in proportion to their principal balances until their principal balances are reduced to zero.
Group II: Principal allocated to the group II senior target-rate classes from the pool II target-rate strip will be allocated to class IIA-1 until its principal balance is reduced to zero.
Group III: Principal allocated to the group III senior target-rate classes from the pool III target-rate strip will be allocated to class IIIA-1 until its principal balance is reduced to zero.
Beginning on the subordination depletion date, the priorities stated above will cease to be in effect and, except as may otherwise be provided in “Super senior and super senior support classes” below, the principal allocation for the senior target-rate classes of each group will be allocated to the senior target-rate classes of the group in proportion to their principal balances on the preceding day.
On the first distribution day, the senior target-rate classes are expected to be allocated between 96.48% and 97.48% of scheduled principal payments on the target-rate strips.

Accrual and accrual directed classes
While an accrual class may receive principal distributions prior to the subordination depletion date, an accrual class will not receive current interest distributions prior to the earlier of its accrual termination day or the subordination depletion date.
On each such prior distribution day,
•      before interest is distributed to the accrual class IA-12, interest that is accrued on the principal balance of that class will be redirected to make principal distributions to its accrual directed class IA-11 until the principal balance of class IA-11 is reduced to its targeted balance for that distribution day as shown in “TAC classes” below, and then to class IA-12 itself,
•      before interest is distributed to the accrual class IA-13, interest that is accrued on the principal balance of that class will be redirected to make principal distributions to its accrual directed classes, as follows:
first, to class IA-11 until the principal balance of class IA-11 is reduced to its targeted balance for that distribution day as shown in “TAC classes” below, and second, to class IA-12 until its principal balance is reduced to zero, and third, to class IA-11, without regard to its targeted balance, until its principal balance is reduced to zero.
The accrual termination day for an accrual class will be the first distribution day after the principal balance of each of its accrual directed classes is reduced to zero.
An accrual class’s principal balance will be increased by the amount of any interest distribution that is redirected to other classes as principal.
Distributions to accrual classes are described in greater detail in “Distributions—Accrual and accrual directed classes” in the core prospectus.

Prepayments and other unscheduled principal
For the first nine years—that is, for distribution days 1 through 108—and, under the circumstances described below, for later distribution days, the senior target-rate classes of each group will receive disproportionately large allocations of unscheduled principal payments received during the preceding month on the target-rate strip of the related pool, as follows:
•      Subject to the following provisos, on each distribution day the senior target-rate classes of a group will be allocated, in the aggregate, their proportionate share (based on principal balances of the group’s senior target-rate classes and the group’s subordinated target-rate component classes), plus the following percentage of the group’s subordinated target-rate component classes’ proportionate share, of unscheduled principal payments:

distribution day	percentage
1 – 60	100%
61 – 72	70%
73 – 84	60%
85 – 96	40%
97 – 108	20%
109 and after	0%

provided, that for any distribution day,
•      if the ratio of the aggregate principal balance of the senior target-rate classes of all groups to the aggregate principal balance of all the target-rate classes exceeds that ratio on the cut-off date, the senior target-rate classes of each group will be allocated 100% of unscheduled principal payments on the related pool’s target-rate strip;
•      if the distribution day is one on which the percentage shown in the preceding table is to be reduced—that is, the 61st, 73rd, 85th, 97th or 109th distribution day—and either the cumulative loss test or the delinquency test described below are not satisfied, then the percentage will not be reduced on that distribution day or on any subsequent distribution day until both the cumulative loss and delinquency tests are passed; and
•      if the cumulative loss test is not satisfied for a distribution day, the percentage of unscheduled principal payments allocated to the senior target-rate classes of a group will be the greater of (a) the percentage for that distribution day calculated in accordance with the rules stated above, or (b) the percentage on the preceding distribution day.
Example: Suppose that on the 73rd distribution day, the aggregate principal balance of the senior target-rate classes of group I is $94 million, the aggregate principal balance of the subordinated group I target-rate component classes is $6 million, and the Trust received $2 million of unscheduled principal payments on the pool I target-rate strip during the preceding month. Then the senior target-rate classes of group I will be allocated their 94% proportionate share of the $2 million (that is, $1,880,000) plus, per the table, 60% of the remaining $120,000, or $72,000, for a total of $1,952,000.
If, however, the ratio of the principal balance of the senior target-rate classes of all groups to the principal balance of all the target-rate classes is greater than that ratio on the cut-off date, then the senior target-rate classes of group I will receive the entire $2 million of unscheduled principal.
The cumulative loss test is satisfied for a distribution day if cumulative realized losses (for all pools) through that distribution day do not exceed the following percentages of the initial principal balance of the subordinated (composite) classes:

distribution day	percentage of initial principal balance of subordinated (composite) classes
61 – 72	30%
73 – 84	35%
85 – 96	40%
97 – 108	45%
109 and after	50%

The delinquency test is satisfied for a distribution day if the average of the aggregate scheduled principal balance of mortgage loans delinquent 60 days or more (including mortgage loans in foreclosure and real estate owned by the Trust as a result of homeowner default) for that distribution day and the preceding five distribution days is either (1) less than 50% of the average of the principal balance of the subordinated classes for those distribution days, or (2) less than 2% of the average scheduled principal balance of all of the mortgage loans for those distribution days.

NAS classes
Classes IA-4, IA-9, IA-15 and IA-16 are non-accelerated senior, or NAS classes.
For each distribution day, the principal allocation for each of classes IA-9 and IA-16 will equal
•      its proportionate share, based on the principal balances of the group’s target-rate classes, of scheduled principal payments on the related pool’s target-rate strip allocated to the group’s target-rate classes for that distribution day, plus
•      the following percentage of its proportionate share, based on principal balances of the group‘s target-rate classes, of unscheduled principal payments on the related pool’s target-rate strip allocated to the group’s target-rate classes for that distribution day:

distribution day	percentage
0 – 60	0%
61 – 72	30%
73 – 84	40%
85 – 96	60%
97 – 108	80%
109 and after	100%

For the first 60 distribution days, the principal allocation for classes IA-4 and IA-15 will be zero. For distribution day 61 and after, the principal allocation for each of classes IA-4 and IA-15 will equal the preceding percentage of its proportionate share, based on the principal balances of classes IA-1, IA-3, IA-4, IA-7, IA-8, IA-11 through IA-13, and IA-15, of scheduled and unscheduled principal payments on the related pool’s target-rate strip allocated to classes IA-1, IA-3, IA-4, IA-7, IA-8, IA-11 through IA-13, and IA-15 for that distribution day.
A NAS class’s weighted average life will be longer, and could be significantly longer, than if it always received its proportionate share of principal distributions.

Yield maintenance
Class IA-11 is a class of yield protected certificates.
Bear Stearns Financial Products Inc. (the yield maintenance provider) has entered into one or more agreements (together, the yield maintenance agreement) with CMSI and the Trustee. Under the yield maintenance agreement, the yield maintenance provider will make yield maintenance payments for the benefit of the holders of the yield protected certificates.
Each yield maintenance payment for a class of yield protected certificates will be a per annum percentage (the yieldmaintenance percentage) of an assumed principal balance for the class for the relevant distribution day. The yield maintenance percentage will equal the excess of LIBOR for that distribution day over the maximum LIBOR shown below for the class, up to the maximum protection percentage shown for that class.
Class	Maximum LIBOR	Maximum protection percentage
IA-11	5.4%	3.5%

Where the annual rate for a class of certificates is specified as LIBOR plus a percentage margin, subject to a maximum rate, the maximum LIBOR will be the excess of the maximum rate over the margin.
Example: Suppose the annual interest rate formula for a class of yield protected certificates is LIBOR + 0.5%, subject to a maximum rate of 6%. Then 0.5% is the margin, and the maximum LIBOR is 5.5% (the 6% maximum rate minus the 0.5% margin). In the absence of a yield maintenance agreement, even if LIBOR is over 5.5% for a distribution day, certificate holders can not receive interest at an annual rate of more than 6%.
Now suppose that for a distribution day, LIBOR is 6.3% and the actual principal balance of the class is $2 million, and that under a yield maintenance agreement for the class, the maximum protection percentage is 3% and the assumed principal balance for the distribution day is $1.6 million. Accordingly, the class will receive a yield maintenance payment equal to one-twelfth of 0.8% (the excess of 6.3% over the maximum LIBOR of 5.5%) of $1.6 million (the assumed principal balance), or approximately $1,067.
What if LIBOR had been 9% rather than 6.3%? The excess of 9% over 5.5% is 3.5%, which is greater than the maximum protection percentage of 3%. Therefore, the class will receive an additional payment of only one-twelfth of 3% of $1.6 million, or $4,000.
The yield maintenance payments for each class of yield protected certificates will be made to the paying agent, who will pass them through to the holders of the class of certificates in proportion to the principal balances of their certificates, but not more than will be required to pay the certificates an amount (the yield maintenance amount) for that distribution day equal to the yield maintenance percentage of the actual principal balance for the class for that distribution day.
Example: Same as previously, with LIBOR 6.3%, but an assumed principal balance of $3 million, which exceeds the actual principal balance of $2 million. The yield maintenance provider will make a yield maintenance payment to the paying agent of one-twelfth of 0.8% of $3 million (the assumed principal balance), or approximately $2,000, but the class will receive only the yield maintenance amount of one-twelfth of 0.8% of $2 million (the actual principal balance), or approximately $1,333.
If for any distribution day, the yield maintenance payment by the yield maintenance provider to the paying agent for a class of certificates exceeds the yield maintenance amount required to be paid to the holders of that class, the excess will be deposited in a yield maintenance reserve fund for that class maintained in an account at the paying agent.
If for any distribution day, the assumed principal balance is less than the aggregate outstanding principal balance of a class of yield protected certificates, the yield maintenance payment will be less than the yield maintenance amount for the distribution day, and a shortfall will result. Amounts in the yield maintenance reserve fund for the class will be used to cover such shortfall.
Once the principal balance of a class of yield protected certificates has been reduced to zero, or the Trust or the related yield maintenance agreement has been terminated, any funds remaining in the yield maintenance reserve fund will be paid to Citigroup Global Markets.
The assumed principal balances for each class of yield protected certificates are:

Distribution	Assumed principal balance
day in	Class IA-11
June 2007	49,957,000
July 2007	49,919,956
August 2007	49,714,121
September 2007	49,439,475
October 2007	49,096,160
November 2007	48,684,486
December 2007	48,204,928
January 2008	47,658,129
February 2008	47,044,898
March 2008	46,366,213
April 2008	45,623,215
May 2008	44,817,211
June 2008	43,949,669
July 2008	43,022,216
August 2008	42,036,634
September 2008	40,994,859
October 2008	39,898,972
November 2008	38,751,199
December 2008	37,553,901
January 2009	36,309,572
February 2009	35,020,830
March 2009	33,690,413
April 2009	32,321,166
May 2009	30,916,041
June 2009	29,478,082
July 2009	28,010,421
August 2009	26,516,267
September 2009	24,998,899
October 2009	23,461,652
November 2009	21,907,913
December 2009	20,401,204
January 2010	18,940,483
February 2010	17,524,734
March 2010	16,152,958
April 2010	14,824,179
May 2010	13,537,439
June 2010	12,291,801
July 2010	11,086,346
August 2010	9,920,175
September 2010	8,792,406
October 2010	7,702,177
November 2010	6,648,642
December 2010	5,630,973
January 2011	4,648,359
February 2011	3,700,006
March 2011	2,785,135
April 2011	1,902,985
May 2011	1,052,810
June 2011	233,877

The yield maintenance provider will not make yield maintenance payments for the class of yield protected certificates for any distribution day after June 2011.
You should note that the yield maintenance provider will determine LIBOR under the yield maintenance agreement, and may use different procedures than under the provisions for interest payments on the certificates. Accordingly, yield maintenance payments could be higher or lower than if LIBOR was determined under the procedures used for determining interest due on the certificates.
The “significance percentage” for the yield maintenance agreement, as calculated in accordance with Item 1115 of Regulation AB under the Securities Act of 1933 is less than 10%.
Citigroup Global Markets will pay the yield maintenance provider for the yield maintenance agreement, and there will be no charge to the Trust.
If the ratings of the yield maintenance provider’s debt obligations fall below levels set in the yield maintenance agreement, the yield maintenance provider must either
•      post collateral,
•      take other action to restore the required ratings, or
•      assign the yield maintenance agreement to, or have the yield maintenance provider’s obligations under the agreement guaranteed by, a third party with the required ratings.
The yield maintenance provider may also have to assign the yield maintenance agreement or obtain a guaranty if the yield maintenance provider can not provide the Depositor with certain information required to enable the Depositor to fulfill its disclosure obligations under the federal securities laws.

The yield maintenance provider
The yield maintenance provider, Bear Stearns Financial Products, a Delaware corporation, is a bankruptcy remote derivatives product company based in New York, New York that has been established as a wholly owned subsidiary of The Bear Stearns Companies, Inc. Bear Stearns Financial Products engages in a wide array of over-the-counter interest rate, currency, and equity derivatives, typically with counterparties who require a highly rated derivative provider. As of the date of this prospectus, Bear Stearns Financial Products has a ratings classification of “AAA” from S&P and “Aaa” from Moody’s. Bear Stearns Financial Products will provide upon request, without charge, to each person to whom this prospectus is delivered, a copy of (i) the ratings analysis from each of S&P and Moody’s evidencing those respective ratings or (ii) the most recent audited annual financial statements of Bear Stearns Financial Products. Requests for information should be directed to the DPC Manager of Bear Stearns Financial Products Inc. at (212) 272-4009 or in writing at 383 Madison Avenue, 36th Floor, New York, New York 10179.
The information in the preceding paragraph has been provided by Bear Stearns Financial Products for use in this prospectus. Bear Stearns Financial Products has not been involved in the preparation of, and does not accept responsibility for, this prospectus.

PAC classes
Classes IA-7 and IA-8 are PAC classes. Classes IA-11 through IA-13 are the support classes for the PAC classes.
The aggregate planned balance for the PAC classes on each distribution day is shown in the following table. The aggregate planned balances for the PAC classes were calculated assuming that
•      the mortgage loans and the certificates conform to the structuring assumptions described in “Weighted average lives and yields to maturity” below, and
•      the mortgage loans are prepaid at any constant rate within the range 125% to 300% of the PSA prepayment model.

Distribution day in	Classes IA-7 and IA-8 aggregate planned balance
Initial	$87,372,000.00
June 2007	87,169,999.09
July 2007	86,929,599.80
August 2007	86,650,858.78
September 2007	86,333,857.14
October 2007	85,978,700.57
November 2007	85,585,519.25
December 2007	85,154,467.87
January 2008	84,685,725.56
February 2008	84,179,495.80
March 2008	83,636,006.31
April 2008	83,055,508.91
May 2008	82,438,279.38
June 2008	81,784,617.25
July 2008	81,094,845.59
August 2008	80,369,310.76
September 2008	79,608,382.18
October 2008	78,812,451.99
November 2008	77,981,934.77
December 2008	77,117,267.20
January 2009	76,218,907.67
February 2009	75,287,335.90
March 2009	74,323,052.54
April 2009	73,326,578.72
May 2009	72,298,455.61
June 2009	71,239,243.92
July 2009	70,149,523.39
August 2009	69,029,892.33
September 2009	67,880,966.97
October 2009	66,703,381.00
November 2009	65,533,661.99
December 2009	64,371,759.14
January 2010	63,217,621.99
February 2010	62,071,200.39
March 2010	60,932,444.53
April 2010	59,801,304.92
May 2010	58,677,732.40
June 2010	57,561,678.12
July 2010	56,453,093.57
August 2010	55,351,930.52
September 2010	54,258,141.08
October 2010	53,171,677.68
November 2010	52,092,493.04
December 2010	51,020,540.19
January 2011	49,955,772.49
February 2011	48,898,143.57
March 2011	47,847,607.39
April 2011	46,804,118.19
May 2011	45,767,630.54
June 2011	44,738,099.26
July 2011	43,715,479.50
August 2011	42,699,726.70
September 2011	41,690,796.59
October 2011	40,688,645.16
November 2011	39,693,228.73
December 2011	38,704,503.88
January 2012	37,722,427.47
February 2012	36,746,956.67
March 2012	35,778,048.90
April 2012	34,815,661.88
May 2012	33,859,753.58
June 2012	33,004,258.97
July 2012	32,154,999.84
August 2012	31,311,935.35
September 2012	30,475,024.93
October 2012	29,644,228.28
November 2012	28,819,505.35
December 2012	28,000,816.38
January 2013	27,188,121.84
February 2013	26,381,382.50
March 2013	25,580,559.34
April 2013	24,785,613.65
May 2013	23,996,506.94
June 2013	23,243,441.68
July 2013	22,495,991.71
August 2013	21,754,119.72
September 2013	21,017,788.62
October 2013	20,286,961.57
November 2013	19,561,601.99
December 2013	18,841,673.52
January 2014	18,127,140.07
February 2014	17,417,965.77
March 2014	16,715,538.35
April 2014	16,028,072.01
May 2014	15,355,296.06
June 2014	14,820,128.30
July 2014	14,296,827.12
August 2014	13,785,164.28
September 2014	13,284,915.63
October 2014	12,795,861.06
November 2014	12,317,784.38
December 2014	11,850,473.33
January 2015	11,393,719.43
February 2015	10,947,317.97
March 2015	10,511,067.92
April 2015	10,084,771.88
May 2015	9,668,236.02
June 2015	9,365,084.96
July 2015	9,068,632.88
August 2015	8,778,745.59
September 2015	8,495,291.43
October 2015	8,218,141.23
November 2015	7,947,168.24
December 2015	7,682,248.12
January 2016	7,423,258.88
February 2016	7,170,080.85
March 2016	6,922,596.61
April 2016	6,680,690.98
May 2016	6,444,250.97
June 2016	6,296,632.27
July 2016	6,151,565.65
August 2016	6,009,007.78
September 2016	5,868,916.06
October 2016	5,731,248.60
November 2016	5,595,964.23
December 2016	5,463,022.45
January 2017	5,332,383.45
February 2017	5,204,008.09
March 2017	5,077,857.87
April 2017	4,953,894.98
May 2017	4,828,304.29
June 2017	4,704,931.28
July 2017	4,583,737.82
August 2017	4,464,686.41
September 2017	4,347,740.18
October 2017	4,232,862.90
November 2017	4,120,018.94
December 2017	4,009,173.27
January 2018	3,900,291.47
February 2018	3,793,339.70
March 2018	3,688,284.68
April 2018	3,585,093.70
May 2018	3,483,734.61
June 2018	3,384,175.80
July 2018	3,286,386.19
August 2018	3,190,335.25
September 2018	3,095,992.95
October 2018	3,003,329.76
November 2018	2,912,316.66
December 2018	2,822,925.14
January 2019	2,735,127.16
February 2019	2,648,895.14
March 2019	2,564,201.99
April 2019	2,481,021.08
May 2019	2,399,326.22
June 2019	2,319,091.68
July 2019	2,240,292.14
August 2019	2,162,902.75
September 2019	2,086,899.05
October 2019	2,012,257.01
November 2019	1,938,953.01
December 2019	1,866,963.82
January 2020	1,796,266.62
February 2020	1,726,838.97
March 2020	1,658,658.82
April 2020	1,591,704.48
May 2020	1,525,954.64
June 2020	1,461,388.36
July 2020	1,397,985.04
August 2020	1,335,724.44
September 2020	1,274,586.67
October 2020	1,214,552.18
November 2020	1,155,601.73
December 2020	1,097,716.44
January 2021	1,040,877.74
February 2021	985,067.36
March 2021	930,267.36
April 2021	876,460.12
May 2021	823,628.29
June 2021	771,754.83
July 2021	720,822.99
August 2021	670,816.31
September 2021	621,718.62
October 2021	573,514.00
November 2021	526,186.82
December 2021	479,721.72
January 2022	434,103.61
February 2022	389,317.62
March 2022	345,349.18
April 2022	302,183.95
May 2022	259,807.82
June 2022	218,206.96
July 2022	177,367.74
August 2022	137,276.78
September 2022	97,920.94
October 2022	59,287.28
November 2022	21,363.09
December 2022	0.00

TAC classes
Class IA-11 is a TAC class. Class IA-12 is the support class for the TAC class.
The targeted balances for the TAC class on each distribution day are shown in the following table. The targeted balances were calculated assuming that the mortgage loans and the certificates conform to the structuring assumptions described in “Weighted average lives and yields to maturity” below, and the mortgage loans are prepaid at a constant rate of 125% of the PSA prepayment model.

Distribution day in	Class IA-11 targeted balance
Initial	$49,957,000.00
June 2007	49,956,375.00
July 2007	49,955,746.87
August 2007	49,955,115.60
September 2007	49,954,481.18
October 2007	49,953,843.59
November 2007	49,953,202.81
December 2007	49,952,558.82
January 2008	49,951,911.61
February 2008	49,951,261.17
March 2008	49,950,607.48
April 2008	49,949,950.52
May 2008	49,949,290.27
June 2008	49,948,626.72
July 2008	49,947,959.85
August 2008	49,947,289.65
September 2008	49,946,616.10
October 2008	49,945,939.18
November 2008	49,945,258.88
December 2008	49,944,575.17
January 2009	49,943,888.05
February 2009	49,943,197.49
March 2009	49,942,503.48
April 2009	49,941,805.99
May 2009	49,941,105.02
June 2009	49,940,400.55
July 2009	49,939,692.55
August 2009	49,938,981.01
September 2009	49,938,265.92
October 2009	49,937,547.25
November 2009	49,936,824.98
December 2009	49,936,099.11
January 2010	49,935,369.61
February 2010	49,934,636.45
March 2010	49,933,899.64
April 2010	49,933,159.13
May 2010	49,932,414.93
June 2010	49,931,667.00
July 2010	49,930,915.34
August 2010	49,930,159.92
September 2010	49,929,400.72
October 2010	49,928,637.72
November 2010	49,927,870.91
December 2010	49,927,100.26
January 2011	49,926,325.76
February 2011	49,925,547.39
March 2011	49,924,765.13
April 2011	49,923,978.96
May 2011	49,923,188.85
June 2011	49,922,394.79
July 2011	49,921,596.77
August 2011	49,920,794.75
September 2011	49,919,988.73
October 2011	49,919,178.67
November 2011	49,918,364.56
December 2011	49,917,546.39
January 2012	49,916,724.12
February 2012	49,915,897.74
March 2012	49,915,067.23
April 2012	49,914,232.56
May 2012	49,913,393.73
June 2012	49,912,550.69
July 2012	49,911,703.45
August 2012	49,910,851.97
September 2012	49,909,996.23
October 2012	49,909,136.21
November 2012	49,908,271.89
December 2012	49,907,403.25
January 2013	49,906,530.26
February 2013	49,905,652.91
March 2013	49,904,771.18
April 2013	49,903,885.04
May 2013	49,902,994.46
June 2013	49,902,099.43
July 2013	49,901,199.93
August 2013	49,900,295.93
September 2013	49,899,387.41
October 2013	49,898,474.35
November 2013	49,897,556.72
December 2013	49,896,634.50
January 2014	49,895,707.67
February 2014	49,894,776.21
March 2014	49,892,416.72
April 2014	49,880,379.60
May 2014	49,858,900.34
June 2014	49,763,053.85
July 2014	49,660,100.59
August 2014	49,550,236.13
September 2014	49,433,652.18
October 2014	49,310,536.61
November 2014	49,181,073.61
December 2014	49,045,443.63
January 2015	48,903,823.59
February 2015	48,756,386.81
March 2015	48,603,303.17
April 2015	48,444,739.13
May 2015	48,280,857.76
June 2015	48,062,381.82
July 2015	47,841,029.47
August 2015	47,616,908.42
September 2015	47,390,124.05
October 2015	47,160,779.41
November 2015	46,928,975.31
December 2015	46,694,810.34
January 2016	46,458,380.89
February 2016	46,219,781.24
March 2016	45,979,103.56
April 2016	45,736,437.96
May 2016	45,491,872.54
June 2016	45,212,049.31
July 2016	44,932,525.52
August 2016	44,653,325.87
September 2016	44,374,474.41
October 2016	44,095,994.65
November 2016	43,817,909.45
December 2016	43,540,241.15
January 2017	43,263,011.50
February 2017	42,986,241.72
March 2017	42,709,952.47
April 2017	42,434,163.87
May 2017	42,134,914.01
June 2017	41,836,312.16
July 2017	41,538,377.66
August 2017	41,241,129.36
September 2017	40,944,585.59
October 2017	40,648,764.15
November 2017	40,353,682.38
December 2017	40,059,357.13
January 2018	39,765,804.75
February 2018	39,473,041.14
March 2018	39,181,081.74
April 2018	38,889,941.55
May 2018	38,599,635.13
June 2018	38,310,176.59
July 2018	38,021,579.63
August 2018	37,733,857.53
September 2018	37,447,023.17
October 2018	37,161,089.04
November 2018	36,876,067.23
December 2018	36,591,969.43
January 2019	36,308,806.97
February 2019	36,026,590.82
March 2019	35,745,331.59
April 2019	35,465,039.51
May 2019	35,185,724.49
June 2019	34,907,396.08
July 2019	34,630,063.54
August 2019	34,353,735.74
September 2019	34,078,421.27
October 2019	33,804,128.41
November 2019	33,530,865.11
December 2019	33,258,639.04
January 2020	32,987,457.57
February 2020	32,717,327.77
March 2020	32,448,256.43
April 2020	32,180,250.09
May 2020	31,913,314.98
June 2020	31,647,457.09
July 2020	31,382,682.14
August 2020	31,118,995.60
September 2020	30,856,402.68
October 2020	30,594,908.36
November 2020	30,334,517.37
December 2020	30,075,234.21
January 2021	29,817,063.14
February 2021	29,560,008.22
March 2021	29,304,073.29
April 2021	29,049,261.92
May 2021	28,795,577.53
June 2021	28,543,023.32
July 2021	28,291,602.28
August 2021	28,041,317.20
September 2021	27,792,170.68
October 2021	27,544,165.13
November 2021	27,297,302.80
December 2021	27,051,585.71
January 2022	26,807,015.72
February 2022	26,563,594.57
March 2022	26,321,323.76
April 2022	26,080,204.64
May 2022	25,840,238.45
June 2022	25,601,426.19
July 2022	25,363,768.77
August 2022	25,127,266.92
September 2022	24,891,921.22
October 2022	24,657,732.13
November 2022	24,424,699.96
December 2022	24,176,960.74
January 2023	23,909,700.26
February 2023	23,644,269.43
March 2023	23,380,656.18
April 2023	23,118,848.49
May 2023	22,858,834.44
June 2023	22,600,602.16
July 2023	22,344,139.90
August 2023	22,089,435.93
September 2023	21,836,478.65
October 2023	21,585,256.51
November 2023	21,335,758.01
December 2023	21,087,971.78
January 2024	20,841,886.47
February 2024	20,597,490.83
March 2024	20,354,773.69
April 2024	20,113,723.92
May 2024	19,874,330.50
June 2024	19,636,582.45
July 2024	19,400,468.88
August 2024	19,165,978.97
September 2024	18,933,101.95
October 2024	18,701,827.14
November 2024	18,472,143.92
December 2024	18,244,041.75
January 2025	18,017,510.13
February 2025	17,792,538.66
March 2025	17,569,116.99
April 2025	17,347,234.84
May 2025	17,126,881.99
June 2025	16,908,048.30
July 2025	16,690,723.68
August 2025	16,474,898.11
September 2025	16,260,561.65
October 2025	16,047,704.39
November 2025	15,836,316.53
December 2025	15,626,388.29
January 2026	15,417,909.97
February 2026	15,210,871.94
March 2026	15,005,264.62
April 2026	14,801,078.50
May 2026	14,598,304.12
June 2026	14,396,932.10
July 2026	14,196,953.11
August 2026	13,998,357.86
September 2026	13,801,137.16
October 2026	13,605,281.85
November 2026	13,410,782.83
December 2026	13,217,631.08
January 2027	13,025,817.61
February 2027	12,835,333.50
March 2027	12,646,169.90
April 2027	12,458,318.00
May 2027	12,271,769.06
June 2027	12,086,514.37
July 2027	11,902,545.31
August 2027	11,719,853.30
September 2027	11,538,429.80
October 2027	11,358,266.35
November 2027	11,179,354.54
December 2027	11,001,686.00
January 2028	10,825,252.42
February 2028	10,650,045.55
March 2028	10,476,057.18
April 2028	10,303,279.18
May 2028	10,131,703.43
June 2028	9,961,321.90
July 2028	9,792,126.59
August 2028	9,624,109.57
September 2028	9,457,262.93
October 2028	9,291,578.84
November 2028	9,127,049.51
December 2028	8,963,667.21
January 2029	8,801,424.23
February 2029	8,640,312.94
March 2029	8,480,325.75
April 2029	8,321,455.11
May 2029	8,163,693.52
June 2029	8,007,033.55
July 2029	7,851,467.79
August 2029	7,696,988.89
September 2029	7,543,589.55
October 2029	7,391,262.50
November 2029	7,240,000.54
December 2029	7,089,796.50
January 2030	6,940,643.27
February 2030	6,792,533.76
March 2030	6,645,460.94
April 2030	6,499,417.85
May 2030	6,354,397.53
June 2030	6,210,393.10
July 2030	6,067,397.69
August 2030	5,925,404.51
September 2030	5,784,406.80
October 2030	5,644,397.83
November 2030	5,505,370.92
December 2030	5,367,319.45
January 2031	5,230,236.82
February 2031	5,094,116.48
March 2031	4,958,951.92
April 2031	4,824,736.68
May 2031	4,691,464.33
June 2031	4,559,128.49
July 2031	4,427,722.81
August 2031	4,297,241.00
September 2031	4,167,676.79
October 2031	4,039,023.96
November 2031	3,911,276.32
December 2031	3,784,427.74
January 2032	3,658,472.10
February 2032	3,533,403.35
March 2032	3,409,215.45
April 2032	3,285,902.42
May 2032	3,163,458.31
June 2032	3,041,877.20
July 2032	2,921,153.23
August 2032	2,801,280.55
September 2032	2,682,253.37
October 2032	2,564,065.92
November 2032	2,446,712.47
December 2032	2,330,187.34
January 2033	2,214,484.87
February 2033	2,099,599.45
March 2033	1,985,525.49
April 2033	1,872,257.44
May 2033	1,759,789.80
June 2033	1,648,117.09
July 2033	1,537,233.86
August 2033	1,427,134.72
September 2033	1,317,814.28
October 2033	1,209,267.21
November 2033	1,101,488.20
December 2033	994,471.99
January 2034	888,213.33
February 2034	782,707.03
March 2034	677,947.90
April 2034	573,930.81
May 2034	470,650.66
June 2034	368,102.37
July 2034	266,280.90
August 2034	165,181.23
September 2034	64,798.40
October 2034	0.00

Cross-collateralization
This is a cross-collateralized multiple-pool series, as described in “Multiple pool series” and “Cross-collateralization” in the core prospectus. In certain circumstances, losses on mortgage loans in one pool may be absorbed by, and some payments received on mortgage loans in one pool may be distributed to, classes in unrelated groups, as described in the core prospectus.
Because the pool II and pool III target-rate strips have a lower interest rate than the pool I target-rate strip, if group I is undercollateralized after the subordination depletion date, interest payments from the pool II and pool III target-rate strips that remain after interest distributions to the group II and group III target-rate classes will not be sufficient to fully cover interest shortfalls on the group I target-rate classes.

Super senior and super senior support classes
The following table lists the super senior classes, and their respective super senior support classes and the support amount for each super senior class:

Super senior class	Super senior support class	Support amount
IA-5	IA-6	$2,629,000
IA-11	IA-9	2,871,000
IA-8	IA-16	366,000
IA-15	IA-16	1,077,000

After the subordination depletion date, losses (other than non-subordinated losses) on a target-rate strip that would otherwise reduce the principal balance of the super senior classes will instead reduce the principal balance of the super senior support class up to an amount for each super senior class on each distribution day equal to the related support percentage of the balance of the support class and up to an aggregate amount for each super senior class equal to the related support amount.

Maintenance of subordination
The degree of credit enhancement enjoyed by a class due to subordination may be measured by that class’s subordination level, which is the sum of the class percentages of all classes that are subordinated to that class. On the closing date, the following classes will have the following approximate initial subordination levels:

Class	%	$
Class A:	3.00%	$17,029,123
Class B-1:	1.40	7,947,123
Class B-2:	0.85	4,825,123
Class B-3:	0.55	3,122,123

Thus, the subordinated classes will have an aggregate principal balance on the closing date that is approximately 3% of the aggregate principal balance of all the classes.
The subordinated classes are also entitled to maintain a degree of credit enhancement by subordination throughout the life of the transaction. If on a distribution day, a subordinated class has an impaired subordination level—that is, its subordination level on that day is less than its initial subordination level—then all principal originally allocated to the subordinated classes will be allocated to the most senior of the subordinated classes with an impaired subordination level and to those subordinated classes that are senior to the impaired class, in proportion to their principal balances, up to those classes’ principal balances, and any remainder will be allocated to the remaining subordinated classes, in order of seniority, up to those classes’ principal balances.
Example: Suppose that on a distribution day, (a) each of classes B-1 through B-6 has a principal balance of $1,000, (b) the aggregate principal allocation to the subordinated classes is $3,120, and (c) class B-2 has an impaired subordination level. Then on that distribution day
(1) the entire amount allocated to the subordinated classes will be allocated to classes B-1 and B-2, in proportion to their principal balances, up to their principal balances, and
(2) the remaining $1,120 will be allocated to class B-3 until its principal balance is reduced to zero, and
(3) the remaining $120 will be allocated to class B-4.
Because this is a cross-collateralized multiple-pool series, impairment of subordination for subordinated classes will be determined based on composite class principal balances, not component class principal balances. In determining whether a composite class has an impaired subordination level, the principal balance of the composite class will equal the sum of the principal balances of its component classes. If a subordinated composite class has an impaired subordination level, then principal will be allocated among the subordinated composite classes as described above. The principal balance of each component class will then be adjusted so that the principal balance of the component class from each group will be in the same proportion for each subordinated composite class.

Special hazard, bankruptcy and fraud loss limits
There are no special hazard, bankruptcy or fraudloss limits.

Weighted average lives and yields to maturity
The following tables of weighted average lives and yields to maturity have been prepared using the following structuring assumptions:
•      The mortgage loans and the classes have the characteristics set forth in “Summary—Series overview” above, without regard to any variation or approximation provided for in that section.
•      The mortgage loans in the pools prepay at the indicated percentages of the PSA prepayment model.
•      Scheduled payments of principal and interest on the mortgage loans are received in a timely manner.
•      CMSI does not make a clean-up call.
•      You purchase the certificates on the closing date.
•      Each discount loan (other than an IO loan) in pool I, each discount IO loan in pool I, each discount loan in pool II, and each discount loan in pool III has an original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period (if applicable) equal to the weighted average of the original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period for all the discount loans in the related pool or sub-pool, as shown in the table below.
•      Each premium loan (other than an IO loan) in pool I, each premium IO loan in pool I, each premium loan in pool II, and each premium loan in pool III has an original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period (if applicable) equal to the weighted average of the original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period for all the premium loans in the related pool or sub-pool, as shown in the table below.

Discount loans	Pool I (other than IO)	Pool I (IO only)	Pool II	Pool III
Weighted average original term to maturity	357 months	360 months	180 months	N/A
Weighted average remaining term to stated maturity	356 months	359 months	180 months	N/A
Gross weighted average interest rate	6.0597297530%	6.0611484674%	5.5656499693%	N/A
Aggregate scheduled principal balance	$83,755,137.30	$18,340,785.99	$3,206,399.06	N/A
Weighted average remaining IO period	N/A	119 months	N/A	N/A

Premium loans	Pool I (other than IO)	Pool I (IO only)	Pool II	Pool III
Weighted average original term to maturity	358 months	360 months	177 months	360 months
Weighted average remaining term to stated maturity	357 months	359 months	176 months	359 months
Gross weighted average interest rate	6.3811849019%	6.4413871805%	5.9704891251%	6.0237722976%
Aggregate scheduled principal balance	$312,353,624.94	$106,890,860.41	$29,398,244.62	$13,658,843.11
Weighted average remaining IO period	N/A	119 months	N/A	N/A

In the following tables,
•      for any IO classes, the percentages shown are notional balances as a percent of initial notional balances, and
•      ‘*’ indicates that between zero and 0.5% of initial principal or notional balance is outstanding.
The prepayment models, the structuring assumptions and the other assumptions described below are made for illustrative purposes only. It is highly unlikely that the mortgage loans will prepay at a constant rate until maturity or that the mortgage loans in each pool will prepay at the same rate. The characteristics of the actual mortgage loans are also likely to differ from the structuring and other assumptions. As a result, the actual principal or notional balances, weighted average lives and pre-tax yields of the certificates are likely to differ from those shown in the tables in this “Weighted average lives and yields to maturity” section, even if all of the mortgage loans prepay at the indicated percentages of the prepayment model. We urge you to consult your investment advisor and to make your investment decision based on your own determination as to anticipated rates of prepayment under a variety of scenarios and the suitability of a class of certificates to your investment objectives.

Principal balance as percent of initial principal balance

	Classes IA-1 and IA-2						Class IA-3
	Percentage of prepayment model						Percentage of prepayment model
Distribution day	0%	125%	300%	350%	500%	700%	0%	125%	300%	350%	500%	700%
Initial	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
May 25, 2008	99	96	92	91	88	84	100	100	100	100	100	100
May 25, 2009	97	88	76	72	62	49	100	100	100	100	100	100
May 25, 2010	96	78	54	48	31	11	100	100	100	100	100	100
May 25, 2011	95	67	36	28	9	0	100	100	100	100	100	0
May 25, 2012	93	58	21	13	0	0	100	100	100	100	37	0
May 25, 2013	91	50	11	4	0	0	100	100	100	100	0	0
May 25, 2014	90	44	4	0	0	0	100	100	100	74	0	0
May 25, 2015	88	38	0	0	0	0	100	100	99	43	0	0
May 25, 2016	87	33	0	0	0	0	100	100	76	29	0	0
May 25, 2017	85	29	0	0	0	0	100	100	65	23	0	0
May 25, 2018	82	25	0	0	0	0	100	100	55	17	0	0
May 25, 2019	80	22	0	0	0	0	100	100	47	13	0	0
May 25, 2020	77	19	0	0	0	0	100	100	41	10	0	0
May 25, 2021	74	16	0	0	0	0	100	100	36	8	0	0
May 25, 2022	71	13	0	0	0	0	100	100	32	6	0	0
May 25, 2023	67	10	0	0	0	0	100	100	27	4	0	0
May 25, 2024	64	8	0	0	0	0	100	100	21	3	0	0
May 25, 2025	60	6	0	0	0	0	100	100	16	3	0	0
May 25, 2026	56	4	0	0	0	0	100	100	13	2	0	0
May 25, 2027	52	2	0	0	0	0	100	100	10	1	0	0
May 25, 2028	47	1	0	0	0	0	100	100	7	1	0	0
May 25, 2029	42	0	0	0	0	0	100	92	5	1	0	0
May 25, 2030	37	0	0	0	0	0	100	79	4	1	0	0
May 25, 2031	31	0	0	0	0	0	100	67	3	*	0	0
May 25, 2032	25	0	0	0	0	0	100	57	2	*	0	0
May 25, 2033	19	0	0	0	0	0	100	47	1	*	0	0
May 25, 2034	12	0	0	0	0	0	100	38	1	*	0	0
May 25, 2035	5	0	0	0	0	0	100	29	*	*	0	0
May 25, 2036	0	0	0	0	0	0	75	12	*	*	0	0
May 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	18.73	7.61	3.49	3.09	2.41	1.95	29.34	25.74	13.13	8.98	4.93	3.70

Principal balance as percent of initial principal balance

	Classes IA-4 and IA-15						Classes IA-5, IA-6 and IA-14
	Percentage of prepayment model						Percentage of prepayment model
Distribution day	0%	125%	300%	350%	500%	700%	0%	125%	300%	350%	500%	700%
Initial	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
May 25, 2008	100	100	100	100	100	100	99	97	94	94	91	88
May 25, 2009	100	100	100	100	100	100	98	91	82	80	72	62
May 25, 2010	100	100	100	100	100	100	97	84	66	62	49	35
May 25, 2011	100	100	100	100	100	92	96	76	53	47	33	18
May 25, 2012	100	100	100	100	100	45	95	69	42	36	22	9
May 25, 2013	100	97	94	92	71	20	94	63	34	28	14	4
May 25, 2014	99	94	85	83	46	8	92	57	27	21	9	2
May 25, 2015	98	88	75	71	30	3	91	52	22	16	6	1
May 25, 2016	97	82	63	58	20	1	89	47	17	13	4	*
May 25, 2017	95	74	50	45	14	1	88	43	14	10	3	*
May 25, 2018	93	67	40	34	10	*	86	39	11	7	2	*
May 25, 2019	90	60	32	26	6	*	83	35	9	6	1	*
May 25, 2020	87	54	26	20	4	*	80	31	7	4	1	*
May 25, 2021	84	48	20	15	3	*	78	28	6	3	1	*
May 25, 2022	81	43	16	12	2	*	75	25	4	3	*	*
May 25, 2023	77	38	13	9	1	*	72	22	3	2	*	*
May 25, 2024	74	33	10	7	1	*	68	19	3	1	*	*
May 25, 2025	70	29	8	5	1	*	65	17	2	1	*	*
May 25, 2026	66	26	6	4	*	*	61	15	2	1	*	*
May 25, 2027	61	22	4	3	*	*	57	13	1	1	*	*
May 25, 2028	57	19	3	2	*	*	52	11	1	*	*	*
May 25, 2029	52	16	3	1	*	*	48	9	1	*	*	*
May 25, 2030	46	13	2	1	*	*	43	8	1	*	*	*
May 25, 2031	41	11	1	1	*	*	38	6	*	*	*	*
May 25, 2032	35	8	1	*	*	*	32	5	*	*	*	*
May 25, 2033	28	6	1	*	*	*	26	4	*	*	*	*
May 25, 2034	21	4	*	*	*	*	20	3	*	*	*	*
May 25, 2035	14	3	*	*	*	*	13	2	*	*	*	*
May 25, 2036	6	1	*	*	*	*	6	1	*	*	*	*
May 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	21.26	14.90	11.04	10.41	7.64	5.22	19.94	10.24	5.56	4.90	3.62	2.72

Principal balance as percent of initial principal balance

	Class IA-7						Class IA-8
	Percentage of prepayment model						Percentage of prepayment model
Distribution day	0%	125%	300%	350%	500%	700%	0%	125%	300%	350%	500%	700%
Initial	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
May 25, 2008	98	93	93	93	93	93	100	100	100	100	100	100
May 25, 2009	96	80	80	80	80	79	100	100	100	100	100	100
May 25, 2010	93	62	62	62	49	16	100	100	100	100	100	100
May 25, 2011	91	45	45	45	12	0	100	100	100	100	100	0
May 25, 2012	88	29	29	19	0	0	100	100	100	100	9	0
May 25, 2013	86	16	16	3	0	0	100	100	100	100	0	0
May 25, 2014	83	5	5	0	0	0	100	100	100	52	0	0
May 25, 2015	80	0	0	0	0	0	100	82	82	15	0	0
May 25, 2016	77	0	0	0	0	0	100	54	54	0	0	0
May 25, 2017	74	0	0	0	0	0	100	41	41	0	0	0
May 25, 2018	70	0	0	0	0	0	100	29	29	0	0	0
May 25, 2019	66	0	0	0	0	0	100	20	20	0	0	0
May 25, 2020	61	0	0	0	0	0	100	13	13	0	0	0
May 25, 2021	56	0	0	0	0	0	100	7	7	0	0	0
May 25, 2022	51	0	0	0	0	0	100	2	2	0	0	0
May 25, 2023	45	0	0	0	0	0	100	0	0	0	0	0
May 25, 2024	39	0	0	0	0	0	100	0	0	0	0	0
May 25, 2025	32	0	0	0	0	0	100	0	0	0	0	0
May 25, 2026	25	0	0	0	0	0	100	0	0	0	0	0
May 25, 2027	18	0	0	0	0	0	100	0	0	0	0	0
May 25, 2028	10	0	0	0	0	0	100	0	0	0	0	0
May 25, 2029	2	0	0	0	0	0	100	0	0	0	0	0
May 25, 2030	0	0	0	0	0	0	56	0	0	0	0	0
May 25, 2031	0	0	0	0	0	0	0	0	0	0	0	0
May 25, 2032	0	0	0	0	0	0	0	0	0	0	0	0
May 25, 2033	0	0	0	0	0	0	0	0	0	0	0	0
May 25, 2034	0	0	0	0	0	0	0	0	0	0	0	0
May 25, 2035	0	0	0	0	0	0	0	0	0	0	0	0
May 25, 2036	0	0	0	0	0	0	0	0	0	0	0	0
May 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	13.94	3.83	3.83	3.55	2.88	2.36	23.12	10.05	10.05	7.25	4.75	3.60

Principal balance as percent of initial principal balance

	Classes IA-9 and IA-16						Classes IA-10 and IA-11
	Percentage of prepayment model						Percentage of prepayment model
Distribution day	0%	125%	300%	350%	500%	700%	0%	125%	300%	350%	500%	700%
Initial	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
May 25, 2008	99	99	99	99	99	99	100	100	91	88	80	69
May 25, 2009	98	98	98	98	98	98	100	100	68	59	33	0
May 25, 2010	97	97	97	97	97	97	100	100	40	25	0	0
May 25, 2011	96	96	96	96	96	96	100	100	20	*	0	0
May 25, 2012	95	95	95	95	95	95	100	100	6	0	0	0
May 25, 2013	94	92	88	87	84	80	100	100	1	0	0	0
May 25, 2014	92	87	80	78	72	63	100	100	0	0	0	0
May 25, 2015	91	82	70	67	57	45	100	97	0	0	0	0
May 25, 2016	89	76	59	55	42	29	100	91	0	0	0	0
May 25, 2017	88	69	48	42	29	16	100	84	0	0	0	0
May 25, 2018	86	62	38	33	20	9	100	77	0	0	0	0
May 25, 2019	83	56	30	25	14	5	100	70	0	0	0	0
May 25, 2020	80	50	24	19	9	3	100	64	0	0	0	0
May 25, 2021	78	45	19	15	6	2	100	58	0	0	0	0
May 25, 2022	75	40	15	11	4	1	100	52	0	0	0	0
May 25, 2023	72	35	12	8	3	1	100	46	0	0	0	0
May 25, 2024	68	31	9	6	2	*	100	40	0	0	0	0
May 25, 2025	65	27	7	5	1	*	100	34	0	0	0	0
May 25, 2026	61	24	6	4	1	*	99	29	0	0	0	0
May 25, 2027	57	20	4	3	1	*	99	25	0	0	0	0
May 25, 2028	52	17	3	2	*	*	99	20	0	0	0	0
May 25, 2029	48	15	2	1	*	*	99	16	0	0	0	0
May 25, 2030	43	12	2	1	*	*	99	13	0	0	0	0
May 25, 2031	38	10	1	1	*	*	98	9	0	0	0	0
May 25, 2032	32	8	1	*	*	*	83	6	0	0	0	0
May 25, 2033	26	6	1	*	*	*	67	4	0	0	0	0
May 25, 2034	20	4	*	*	*	*	49	1	0	0	0	0
May 25, 2035	13	3	*	*	*	*	31	0	0	0	0	0
May 25, 2036	6	1	*	*	*	*	11	0	0	0	0	0
May 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	19.94	14.10	10.58	10.01	8.83	7.90	26.83	15.88	2.79	2.26	1.63	1.27

Principal balance as percent of initial principal balance

	Class IA-12						Class IA-13
	Percentage of prepayment model						Percentage of prepayment model
Distribution day	0%	125%	300%	350%	500%	700%	0%	125%	300%	350%	500%	700%
Initial	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
May 25, 2008	106	106	0	0	0	0	106	106	106	106	106	106
May 25, 2009	113	113	0	0	0	0	113	113	113	113	113	0
May 25, 2010	120	120	0	0	0	0	120	120	120	120	0	0
May 25, 2011	127	127	0	0	0	0	127	127	127	127	0	0
May 25, 2012	135	135	0	0	0	0	135	135	135	0	0	0
May 25, 2013	143	143	0	0	0	0	143	143	143	0	0	0
May 25, 2014	152	152	0	0	0	0	152	152	1	0	0	0
May 25, 2015	161	161	0	0	0	0	161	161	1	0	0	0
May 25, 2016	171	171	0	0	0	0	171	171	1	0	0	0
May 25, 2017	182	182	0	0	0	0	182	182	1	0	0	0
May 25, 2018	193	193	0	0	0	0	193	193	1	0	0	0
May 25, 2019	205	205	0	0	0	0	205	205	1	0	0	0
May 25, 2020	218	218	0	0	0	0	218	218	1	0	0	0
May 25, 2021	231	231	0	0	0	0	231	231	1	0	0	0
May 25, 2022	245	245	0	0	0	0	245	245	1	0	0	0
May 25, 2023	261	261	0	0	0	0	261	261	0	0	0	0
May 25, 2024	277	277	0	0	0	0	277	277	0	0	0	0
May 25, 2025	294	294	0	0	0	0	294	294	0	0	0	0
May 25, 2026	312	312	0	0	0	0	312	312	0	0	0	0
May 25, 2027	331	331	0	0	0	0	331	331	0	0	0	0
May 25, 2028	351	351	0	0	0	0	351	351	0	0	0	0
May 25, 2029	373	373	0	0	0	0	373	373	0	0	0	0
May 25, 2030	396	396	0	0	0	0	396	396	0	0	0	0
May 25, 2031	421	421	0	0	0	0	421	421	0	0	0	0
May 25, 2032	446	446	0	0	0	0	446	446	0	0	0	0
May 25, 2033	474	474	0	0	0	0	474	474	0	0	0	0
May 25, 2034	503	503	0	0	0	0	503	503	0	0	0	0
May 25, 2035	534	0	0	0	0	0	534	0	0	0	0	0
May 25, 2036	567	0	0	0	0	0	567	0	0	0	0	0
May 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	29.59	27.64	0.07	0.07	0.07	0.07	29.66	27.93	6.69	4.07	2.66	1.99

Principal balance as percent of initial principal balance

	Class IA-IO						Class IIA-1
	Percentage of prepayment model						Percentage of prepayment model
Distribution day	0%	125%	300%	350%	500%	700%	0%	125%	300%	350%	500%	700%
Initial	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
May 25, 2008	99	97	95	94	92	89	96	94	91	90	88	85
May 25, 2009	98	92	83	80	73	64	91	85	76	74	67	58
May 25, 2010	97	84	68	63	51	37	86	74	59	55	44	31
May 25, 2011	96	77	55	49	35	21	81	64	45	40	28	16
May 25, 2012	95	70	44	39	25	12	75	55	34	29	18	8
May 25, 2013	94	64	36	30	17	7	69	47	25	21	11	4
May 25, 2014	93	59	29	23	12	4	63	39	19	15	7	1
May 25, 2015	91	53	24	18	8	2	56	32	14	10	4	1
May 25, 2016	90	49	19	14	6	1	49	26	10	7	2	*
May 25, 2017	88	44	15	11	4	1	42	21	7	5	1	*
May 25, 2018	86	40	12	8	3	*	34	15	4	3	1	*
May 25, 2019	83	36	10	7	2	*	25	11	3	2	*	*
May 25, 2020	81	32	8	5	1	*	16	6	1	1	*	*
May 25, 2021	78	29	6	4	1	*	7	3	1	*	*	*
May 25, 2022	75	26	5	3	1	*	0	0	0	0	0	0
May 25, 2023	72	23	4	2	*	*	0	0	0	0	0	0
May 25, 2024	69	20	3	2	*	*	0	0	0	0	0	0
May 25, 2025	65	17	2	1	*	*	0	0	0	0	0	0
May 25, 2026	61	15	2	1	*	*	0	0	0	0	0	0
May 25, 2027	57	13	1	1	*	*	0	0	0	0	0	0
May 25, 2028	53	11	1	*	*	*	0	0	0	0	0	0
May 25, 2029	48	9	1	*	*	*	0	0	0	0	0	0
May 25, 2030	43	8	1	*	*	*	0	0	0	0	0	0
May 25, 2031	38	6	*	*	*	*	0	0	0	0	0	0
May 25, 2032	32	5	*	*	*	*	0	0	0	0	0	0
May 25, 2033	26	4	*	*	*	*	0	0	0	0	0	0
May 25, 2034	20	3	*	*	*	*	0	0	0	0	0	0
May 25, 2035	13	2	*	*	*	*	0	0	0	0	0	0
May 25, 2036	6	1	*	*	*	*	0	0	0	0	0	0
May 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	20.03	10.42	5.76	5.10	3.83	2.92	8.43	6.25	4.42	4.06	3.25	2.57

Principal balance as percent of initial principal balance

	Class IIA-IO						Class IIIA-1
	Percentage of prepayment model						Percentage of prepayment model
Distribution day	0%	125%	300%	350%	500%	700%	0%	125%	300%	350%	500%	700%
Initial	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
May 25, 2008	96	94	91	91	88	85	99	97	94	93	91	88
May 25, 2009	91	85	77	74	68	59	97	91	82	79	72	62
May 25, 2010	86	74	60	56	45	33	96	83	66	61	49	35
May 25, 2011	81	65	46	41	30	18	95	75	53	47	33	19
May 25, 2012	75	56	35	31	19	10	93	68	42	36	22	9
May 25, 2013	69	47	27	22	12	5	91	62	33	28	14	5
May 25, 2014	63	40	20	16	8	3	90	56	27	21	10	2
May 25, 2015	56	33	15	11	5	1	88	51	21	16	6	1
May 25, 2016	49	27	10	8	3	1	86	46	17	12	4	*
May 25, 2017	42	21	7	5	2	*	84	41	14	10	3	*
May 25, 2018	34	16	5	3	1	*	81	37	11	7	2	*
May 25, 2019	25	11	3	2	1	*	79	33	9	6	1	*
May 25, 2020	16	6	2	1	*	*	76	30	7	4	1	*
May 25, 2021	7	2	1	*	*	*	74	27	5	3	1	*
May 25, 2022	0	0	0	0	0	0	71	24	4	2	*	*
May 25, 2023	0	0	0	0	0	0	68	21	3	2	*	*
May 25, 2024	0	0	0	0	0	0	65	18	3	1	*	*
May 25, 2025	0	0	0	0	0	0	61	16	2	1	*	*
May 25, 2026	0	0	0	0	0	0	58	14	2	1	*	*
May 25, 2027	0	0	0	0	0	0	54	12	1	1	*	*
May 25, 2028	0	0	0	0	0	0	50	10	1	*	*	*
May 25, 2029	0	0	0	0	0	0	45	9	1	*	*	*
May 25, 2030	0	0	0	0	0	0	41	7	1	*	*	*
May 25, 2031	0	0	0	0	0	0	36	6	*	*	*	*
May 25, 2032	0	0	0	0	0	0	31	5	*	*	*	*
May 25, 2033	0	0	0	0	0	0	25	4	*	*	*	*
May 25, 2034	0	0	0	0	0	0	19	3	*	*	*	*
May 25, 2035	0	0	0	0	0	0	13	2	*	*	*	*
May 25, 2036	0	0	0	0	0	0	6	1	*	*	*	*
May 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	8.42	6.29	4.50	4.14	3.35	2.68	19.25	9.99	5.51	4.87	3.63	2.75

Principal balance as percent of initial principal balance

	Classes IIIA-IO						Class A-PO
	Percentage of prepayment model						Percentage of prepayment model
Distribution day	0%	125%	300%	350%	500%	700%	0%	125%	300%	350%	500%	700%
Initial	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
May 25, 2008	99	97	94	94	91	88	99	97	94	94	91	88
May 25, 2009	97	91	82	80	72	63	98	91	82	80	73	63
May 25, 2010	96	83	67	63	51	37	96	83	67	63	51	37
May 25, 2011	95	76	54	49	35	21	95	76	54	49	35	21
May 25, 2012	93	69	43	38	24	12	94	69	44	38	24	12
May 25, 2013	91	63	35	29	17	7	92	63	35	30	17	7
May 25, 2014	90	57	28	23	11	4	90	57	28	23	11	4
May 25, 2015	88	51	23	18	8	2	89	52	23	18	8	2
May 25, 2016	86	46	18	14	5	1	87	47	18	14	5	1
May 25, 2017	84	42	14	10	4	1	85	43	15	11	4	1
May 25, 2018	81	38	12	8	2	*	82	38	12	8	3	*
May 25, 2019	79	34	9	6	2	*	80	34	9	6	2	*
May 25, 2020	76	30	7	5	1	*	77	31	7	5	1	*
May 25, 2021	74	27	6	4	1	*	74	27	6	4	1	*
May 25, 2022	71	24	5	3	1	*	71	24	5	3	1	*
May 25, 2023	68	21	4	2	*	*	68	21	4	2	*	*
May 25, 2024	65	19	3	2	*	*	64	19	3	2	*	*
May 25, 2025	61	16	2	1	*	*	61	16	2	1	*	*
May 25, 2026	58	14	2	1	*	*	57	14	2	1	*	*
May 25, 2027	54	12	1	1	*	*	53	12	1	1	*	*
May 25, 2028	50	11	1	*	*	*	49	10	1	*	*	*
May 25, 2029	45	9	1	*	*	*	45	9	1	*	*	*
May 25, 2030	41	7	1	*	*	*	40	7	1	*	*	*
May 25, 2031	36	6	*	*	*	*	35	6	*	*	*	*
May 25, 2032	31	5	*	*	*	*	30	5	*	*	*	*
May 25, 2033	25	4	*	*	*	*	24	3	*	*	*	*
May 25, 2034	19	3	*	*	*	*	18	2	*	*	*	*
May 25, 2035	13	2	*	*	*	*	12	1	*	*	*	*
May 25, 2036	6	1	*	*	*	*	5	1	*	*	*	*
May 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	19.25	10.10	5.65	5.02	3.78	2.90	19.23	10.14	5.68	5.04	3.80	2.91

Principal balance as percent of initial principal balance

	Classes B-1, B-2 and B-3
	Percentage of prepayment model
Distribution day	0%	125%	300%	350%	500%	700%
Initial	100%	100%	100%	100%	100%	100%
May 25, 2008	99	99	99	99	99	99
May 25, 2009	98	98	98	98	98	98
May 25, 2010	96	96	96	96	96	96
May 25, 2011	95	95	95	95	95	95
May 25, 2012	94	94	94	94	94	94
May 25, 2013	92	90	87	86	83	79
May 25, 2014	91	86	79	77	71	62
May 25, 2015	89	80	69	66	56	44
May 25, 2016	87	74	57	53	41	28
May 25, 2017	85	67	46	41	28	16
May 25, 2018	82	60	37	31	19	9
May 25, 2019	80	54	29	24	13	5
May 25, 2020	77	48	23	18	9	3
May 25, 2021	74	42	18	14	6	2
May 25, 2022	70	37	14	10	4	1
May 25, 2023	67	33	11	8	3	*
May 25, 2024	64	29	9	6	2	*
May 25, 2025	61	26	7	4	1	*
May 25, 2026	57	22	5	3	1	*
May 25, 2027	53	19	4	2	1	*
May 25, 2028	49	16	3	2	*	*
May 25, 2029	45	14	2	1	*	*
May 25, 2030	40	12	2	1	*	*
May 25, 2031	35	9	1	1	*	*
May 25, 2032	30	7	1	*	*	*
May 25, 2033	25	6	1	*	*	*
May 25, 2034	19	4	*	*	*	*
May 25, 2035	12	2	*	*	*	*
May 25, 2036	6	1	*	*	*	*
May 25, 2037	0	0	0	0	0	0
Weighted average life (years)	19.26	13.73	10.38	9.84	8.71	7.81

Yields on certain classes
The following tables indicate sensitivity to various rates of prepayment on the mortgage loans of the pre-tax yields to maturity on a corporate bond equivalent basis of the classes shown below. In addition to the structuring assumptions described in “Weighted average lives and yields to maturity” above, we have assumed that the classes have the following purchase prices :

Class	Purchase price (as % of initial principal or notional balance)*
IA-2	0.4375%
IA-10	0.18
IA-IO	0.5301
IIA-IO	0.743599
IIIA-IO	1.1371
A-PO	65
B-2	96.825
B-3	90
* Plus accrued interest from May 25, 2007 for class IA-10, and from May 1, 2007 for class IA-2, the ratio-stripped IO classes, and classes B-2 and B-3.
You should note that the only prepayments that affect
•      the class IA-2 and IA-10 certificates are prepayments on the hypothetical loans in its related target-rate strip,
•      ratio-stripped PO class certificates are prepayments on the hypothetical loans in their related PO strips,
•      ratio-stripped IO class certificates are prepayments on the hypothetical loans in their related IO strips, and
•      the class B-2 and B-3 certificates are prepayments on the hypothetical loans in the target-rate strips.
The pre-tax yields set forth in the following tables were calculated by
•      determining the monthly discount rates that, when applied to the streams of cash flows assumed to be paid on the certificates, would make the discounted present value of the assumed stream of cash flows equal to the assumed purchase price on the closing date for each class, and
•      converting the monthly rates to corporate bond equivalent rates.
The calculation does not take into account the interest rates at which you might reinvest distributions received by you on the certificates.
In the following tables, “**” indicates a pre-tax yield less than or equal to (100)%.

Pre-tax yield to maturity of class IA-10

Level of LIBOR	Percentage of prepayment model
	0%	125%	350%	500%	700%
2.320%	7,835.004%	7,835.004%	7,717.493%	7,616.868%	7,481.376%
3.320	3,685.534	3,685.534	3,614.399	3,556.988	3,479.322
4.320	1,216.012	1,216.012	1,176.694	1,146.970	1,106.219
5.320	48.743	48.444	0.411	(28.669)	(56.574)
6.320	**	**	**	**	**

Pre-tax yields to maturity

Class	Percentage of prepayment model
	0%	125%	350%	500%	700%
IA-2	2,996.649%	2,982.691%	2,957.282%	2,940.132%	2,916.990%
A-PO	2.343	4.843	9.959	13.102	16.926
IA-IO	27.463	21.156	9.461	1.417	(9.612)
IIA-IO	23.126	17.300	6.462	(1.024)	(11.331)
IIIA-IO	22.951	16.550	4.651	(3.559)	(14.850)

In the following yield tables for classes B-2 and B-3, we assumed that
•      scheduled interest and principal payments on the mortgage loans are received timely, except for mortgage loans on which defaults occur in accordance with the indicated percentages of SDA,
•      defaults on the mortgage loans in each pool will at all times occur at the same rate,
•      all defaulted loans are liquidated after exactly 12 months,
•      there are realized losses of a percentage (referred to in the tables as the “loss severity” percentage) of the principal balance at liquidation of the defaulted mortgage loans,
•      all realized losses are covered by subordination,
•      the class A prepayment percentages are reduced only when permitted as described under “Allocations and distributions—Prepayments and other unscheduled principal” above, and
•      there are no reductions to interest allocations due to prepayment interest shortfalls.

Pre-tax yield to maturity of class B-2

	Percentage of prepayment model
SDA percentage	20% loss severity			30% loss severity
	125%	350%	500%	125%	350%	500%
50%	6.381%	6.447%	6.479%	6.386%	6.448%	6.479%
100%	6.388	6.448	6.480	6.055	6.449	6.480
150%	6.119	6.449	6.480	(1.632)	6.170	6.480
200%	2.326	6.455	6.481	(26.847)	0.071	5.585

Pre-tax yield to maturity of class B-3

	Percentage of prepayment model
SDA percentage	20% loss severity			30% loss severity
	125%	350%	500%	125%	350%	500%
50%	7.279%	7.522%	7.638%	7.182%	7.525%	7.639%
100%	6.399	7.524	7.641	(16.289)	6.609	7.640
150%	(15.910)	6.716	7.642	(32.498)	(20.487)	2.219
200%	(27.998)	(1.546)	5.945	(42.919)	(35.480)	(26.865)

The following table shows aggregate realized losses on the certificates under each of the scenarios in the preceding tables, expressed as a percentage of the initial principal balance:

Aggregate realized losses

	Percentage of prepayment model
SDA percentage	20% loss severity			30% loss severity
	125%	350%	500%	125%	350%	500%
50%	0.291%	0.189%	0.147%	0.436%	0.284%	0.221%
100%	0.577	0.377	0.293	0.866	0.565	0.440
150%	0.859	0.562	0.438	1.289	0.843	0.657
200%	1.137	0.745	0.581	1.706	1.117	0.872

Investors should note that
•      the loss severity percentage does not purport to be a historical description of loss severity experience or a prediction of the anticipated loss severity of any pool of mortgage loans, and
•      even if subsequently cured, delinquencies may affect the timing of distributions on the offered subordinated classes, because the entire amount of the delinquencies would be borne by the subordinated classes in reverse order of seniority before they would affect the senior classes.

Static pool information
Information regarding delinquencies, cumulative losses, prepayments and other features of pools of prime residential mortgage loans previously securitized by CitiMortgage (so-called static pool information) may be obtained, free of charge and without registration, by going to CitiMortgage’s website, www.citimortgagembs.com, clicking on “Reg AB,” selecting “CMSI” under “Shelf,” and clicking the “Go” button and then the Microsoft Excel™ spreadsheet icon under “2Q07.” (Ignore the request to supply a user name and password.) The second tab of the spreadsheet contains definitions of terms used in the spreadsheet column headings.
If you do not have the Excel program, you can read or print this information with Excel Viewer, a free program that you can download from Microsoft’s website at www. microsoft.com.
Static pool information on the website as of the close of each calendar quarter is posted on the website about the middle of the following month, that is, about the 15th of January, April, July and October. Investors are urged to access the updated information when it becomes available.
Please note that static pool information about pools securitized before 2006 is not deemed to be a part of this prospectus or the registration statement for this prospectus.

Non-affiliated originators
Approximately the following percentages of mortgage loans (by principal balance) in the pools were originated by organizations not affiliated with CitiMortgage. These organizations originated the mortgage loans under guidelines that are substantially in accordance with CitiMortgage’s guidelines for its own originations.

Pool I	44.89%
Pool II	31.13%
Pool III	22.21%
Combined	43.55%

None of these organizations originated as much as 10% of the mortgage loans in any pool, except that
•      American Home Mortgage Corp., a subsidiary of American Home Mortgage Investment Corp., and its affiliated companies, headquartered in Melville, New York, originated approximately 11.13% of the mortgage loans in pool I and 10.72% of the mortgage loans in the combined pool, and
•      SIRVA Mortgage, Inc., headquartered in Mayfield Heights, Ohio, originated approximately 13.40% of the mortgage loans in pool III.
For purposes of this section, mortgage loans originated by ABN AMRO Mortgage Group before its March 1, 2007 acquisition by CitiMortgage are considered to have been originated by an organization not affiliated with CitiMortgage, and are included in the preceding table.

Possible special servicer
CitiMortgage has entered into a special servicing agreement with Credit-Based Asset Servicing and Securitization LLC (“C-BASS”) and Litton Loan Servicing LP (“Litton”). Under the agreement, if C-BASS holds 100% of the outstanding certificates of the then most subordinated class of certificates, C-BASS may designate Litton as the servicer of any mortgage loans that are more than 90 days delinquent and of any mortgaged property owned by the Trust.
The special servicing agreement has been filed as exhibit 4.2 to the registration statement.

Additional ERISA considerations
The Department of Labor has granted the Underwriter, Citigroup Global Markets, an administrative exemption, Prohibited Transaction Exemption PTE 89-89, from some of ERISA’s prohibited transaction rules and some of the excise taxes imposed by the Internal Revenue Code for the initial purchase, the holding and the subsequent resale by ERISA plans of certificates in pass-through trusts that meet the conditions and requirements of the Underwriter’s exemption. The Underwriter’s exemption should apply to the acquisition, holding, and resale of the offered certificates by an ERISA plan, provided that specified conditions are met, including
•      the acquisition of offered certificates by an ERISA plan is on terms that are at least as favorable to the ERISA plan as they would be in an arm’s-length transaction with an unrelated party,
•      at the time the ERISA plan acquired the offered certificates, S&P, Fitch, Moody’s or DBRS rated the certificates in one of the four highest generic rating categories,
•      the sum of all payments made to the Underwriter in connection with the distribution of the offered certificates represents not more than reasonable compensation for underwriting those certificates, and
•      the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the services provided to the Trust by the servicer and for reimbursement of the servicer’s reasonable expenses in providing those services.
The Underwriter’s exemption does not apply to the acquisition and holding of offered certificates by ERISA plans sponsored by CMSI, the Underwriter, the Trustee or any of their affiliates. Moreover, the exemption provides relief from certain self-dealing/conflict of interest prohibited transactions only if, among other requirements
•      an ERISA plan’s investment in each class of offered certificates does not exceed 25% of the outstanding amount of that class at the time it acquired that position, and
•      immediately after it acquired that position, no more than 25% of the assets of an ERISA plan with respect to which the person who has discretionary authority or renders advice are invested in certificates representing an interest in a trust containing assets sold or serviced by the same person.
A governmental plan as defined in section 3(32) of ERISA is not subject to ERISA or Internal Revenue Code section 4975. However, a governmental plan may be subject to similar federal, state or local laws. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under such similar laws.

Legal investment
The class A and B-1 certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984, (SMMEA), so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The class B-2 and B-3 certificates will not be “mortgage related securities” under SMMEA.

Federal income tax consequences
The assets of the Trust will consist of mortgage loans. For federal income tax purposes, an election will be made to treat the Trust as one or more REMICs. Each class of the offered certificates will be designated as a regular interest in a REMIC. The regular interests represented by the offered certificates will be treated as debt instruments for US federal income tax purposes. In addition, the beneficial interest of the class IA-11 certificates in the yield maintenance agreement will be treated as a grantor trust for US federal income tax purposes.
It is anticipated that
•      the class A-PO certificates will be issued with original issue discount (OID) equal to the excess of their initial principal balance over their issue price,
•      the class IA-2, IA-10, IA-IO, IIA-IO and IIIA-IO certificates will be issued with OID equal to the excess of all distributions of interest expected to be received on those certificates over their respective issue prices (including accrued interest from May 25, 2007 for the class IA-10 certificates, and from May 1, 2007 for the other certificates),
•      the class IA-12 and IA-13 certificates will be issued with OID equal to the excess of the sum of all expected distributions of principal and interest (whether current or accrued) on these certificates over their issue price (including accrued interest from May 1, 2007),
•      the class IA-1 and IA-7 certificates will be issued at a premium,
•      the regular interest represented by the class IA-11 certificates and the class IA-4, IA-5, IA-8, IA-9, IA-14 through IA-16, IIA-1 and B-1 certificates, will be issued with de minimis OID, and
•      the class IA-3, IA-6, IIIA-1, B-2 and B-3 certificates, will be issued with OID equal to the excess of their initial principal balances (plus four days of accrued interest) over their respective issue prices (including accrued interest from May 1, 2007).

Yield maintenance payments
Each purchaser of a yield protected certificate must allocate the certificate’s purchase price between the related REMIC regular interest and the right to receive yield maintenance payments, based on the relative fair market values of each property right. CMSI is required to allocate the issue price, and that allocation will be binding on a holder unless the holder explicitly discloses on its tax return that its allocation is different from CMSI’s allocation.
CMSI intends to treat yield maintenance payments as includible in the income of the yield protected certificate holders based on IRS regulations relating to “notional principal contracts.” If this treatment of yield maintenance payments is respected, holders will be able to amortize any separate price deemed paid for the right to the payments under a level payment method, as if the price represented the present value of a series of equal payments made over the life of the yield maintenance arrangement (adjusted to take into account decreases in principal amount) discounted at a rate equal to the rate used to determine the price of the right to receive yield maintenance payments, or some other reasonable rate.
Yield maintenance payments should be ordinary income to holders of yield protected certificates as such amounts accrue to the Trust, to the extent distributable to the holders of the certificates. The IRS could contend that the payments represent capital gain, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain treatment would presumably apply only prospectively. Citigroup Global Markets will be treated as the beneficial owner of the yield maintenance agreement and of any yield maintenance payments in excess of those distributable to holders of the yield protected certificates.
Under the notional principal contract regulations, upon the sale of a yield protected certificate, the amount of the sale price allocated to the seller’s right to receive yield maintenance payments would be considered a “termination payment,” and the seller would have gain or loss equal to the termination payment minus the unamortized portion of any amount the seller is deemed to have paid for the right to receive yield maintenance payments. Such gain or loss will generally be treated as capital gain or loss. Moreover, for a bank or thrift institution, Internal Revenue Code section 582(c) would likely not apply to treat such gain or loss as ordinary income.
Holders of yield protected certificates will not have income or gain with respect to deposits into or distributions from the yield maintenance reserve fund in excess of amounts distributable to such holders.
Holders of yield protected certificates will receive annual information returns with respect to their share of income and amortization of allocated purchase price with respect to the yield maintenance agreement (as if such holders were original holders) for the preceding calendar year.
Holders of yield protected certificates should consult their own tax advisors regarding the allocation of the purchase price of their certificates, the appropriate method of amortizing the price of their right to receive yield maintenance payments, and the timing, character and source of income and deductions resulting from the ownership of these certificates.

Other
The offered certificates (other than the portion of the basis of a yield protected certificate allocable to the right to receive yield maintenance payments) will be treated as
•      “loans . . . secured by an interest in real property which is . . . residential real property” and “regular interests in a REMIC” for domestic building and loan associations, and
•      “real estate assets” for real estate investment trusts.
The offered certificates (other than any yield protected certificates) will be treated as “qualified mortgages” for another REMIC.

Legal proceedings
There are no legal proceedings that would be material to investors pending against CMSI, CitiMortgage, Citibank, the Trust, or to CMSI’s knowledge, the Trustee, nor does CMSI know of any such proceeding contemplated by any governmental authorities.

Legal opinions
Legal opinions will be delivered for CMSI and Citigroup by Michael S. Zuckert, as General Counsel, Finance and Capital Markets of Citigroup, and for the Underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York. Mr. Zuckert owns or has the right to acquire less than 0.01% of the outstanding common stock of Citigroup. Cadwalader, Wickersham & Taft LLP will deliver opinions on ERISA and federal income tax matters for CMSI.

Appendix—Detailed description of the mortgage loans
The following tables give additional information about the mortgage loans as of the cut-off date. The mortgage loans actually included in the Trust may differ from their description below, but the differences will not be material.

Years of origination
	Pool I loans		Pool II loans		Pool III loans		Combined
Year originated	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
2004	2	$ 873,128	0	$ 0	0	$ 0	2	$ 873,128
2005	2	941,395	1	709,364	0	0	3	1,650,759
2006	20	12,152,921	2	1,333,463	0	0	22	13,486,383
2007	893	507,372,965	53	30,561,817	23	13,658,843	969	551,593,625
Total	917	$521,340,409	56	$32,604,644	23	$13,658,843	996	$567,603,895

Types of dwellings

	Pool I loans		Pool II loans		Pool III loans		Combined
Types of dwellings	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
Detached house	710	$406,940,358	47	$27,345,596	20	$11,869,450	777	$446,155,403
2 to 4 family	13	7,084,420	2	1,484,000	0	0	15	8,568,420
Townhouse	27	14,172,176	2	1,155,000	0	0	29	15,327,176
Condominium (one to four stories)	40	20,695,204	0	0	2	1,230,750	42	21,925,954
Condominium (over four stories)	30	18,804,497	2	1,225,000	0	0	32	20,029,497
Cooperative	97	53,643,754	3	1,395,048	1	558,643	101	55,597,445
Total	917	$521,340,409	56	$32,604,644	23	$13,658,843	996	$567,603,895

Number of units in dwellings
	Pool I loans		Pool II loans		Pool III loans		Combined
Type	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
1-family	904	$514,255,989	54	$31,120,644	23	$13,658,843	981	$559,035,475
2-family	13	7,084,420	1	684,000	0	0	14	7,768,420
3-family	0	0	1	800,000	0	0	1	800,000
Total	917	$521,340,409	56	$32,604,644	23	$13,658,843	996	$567,603,895

Size of loans
	Pool I loans		Pool II loans		Pool III loans		Combined
Principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
$149,999 and under	34	$ 3,929,659	3	$ 251,017	0	$ 0	37	$ 4,180,676
$150,000 through $199,999	20	3,433,598	2	328,655	0	0	22	3,762,252
$200,000 through $249,999	11	2,382,904	2	464,528	0	0	13	2,847,432
$250,000 through $299,999	15	4,093,057	0	0	0	0	15	4,093,057
$300,000 through $349,999	9	2,972,735	0	0	0	0	9	2,972,735
$350,000 through $399,999	8	3,001,343	0	0	0	0	8	3,001,343
$400,000 through $449,999	85	36,960,712	4	1,754,535	1	423,500	90	39,138,747
$450,000 through $499,999	194	92,331,637	12	5,736,979	4	1,900,457	210	99,969,072
$500,000 through $549,999	136	71,152,049	7	3,659,573	4	2,110,482	147	76,922,104
$550,000 through $599,999	90	51,547,953	5	2,893,661	3	1,687,594	98	56,129,208
$600,000 through $649,999	76	47,263,179	3	1,820,643	4	2,480,962	83	51,564,784
$650,000 through $699,999	68	45,941,674	7	4,685,463	4	2,665,989	79	53,293,125
$700,000 through $749,999	33	23,698,819	2	1,431,763	2	1,444,801	37	26,575,383
$750,000 through $799,999	29	22,331,107	0	0	0	0	29	22,331,107
$800,000 through $849,999	19	15,753,082	2	1,614,011	0	0	21	17,367,094
$850,000 through $899,999	10	8,724,340	1	871,156	0	0	11	9,595,496
$900,000 through $949,999	16	14,790,205	0	0	1	945,058	17	15,735,263
$950,000 through $999,999	26	25,831,425	1	996,524	0	0	27	26,827,949
$1,000,000 and over	38	45,200,931	5	6,096,136	0	0	43	51,297,068
Total	917	$521,340,409	56	$32,604,644	23	$13,658,843	996	$567,603,895

Distribution by interest rates
	Pool I loans		Pool II loans		Pool III loans		Combined
Interest rate	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
5.250% - 5.500%	2	$ 1,149,853	2	$ 1,522,399	0	$ 0	4	$ 2,672,253
5.501% - 6.000%	63	31,376,059	41	23,189,225	15	8,850,928	119	63,416,213
6.001% - 6.500%	756	443,663,983	12	7,858,020	8	4,807,915	776	456,329,915
6.501% - 7.000%	70	31,736,659	1	35,000	0	0	71	31,771,659
7.001% - 7.500%	19	8,883,787	0	0	0	0	19	8,883,787
7.501% - 7.875%	7	4,530,068	0	0	0	0	7	4,530,068
Total	917	$521,340,409	56	$32,604,644	23	$13,658,843	996	$567,603,895

Distribution by loan-to-value ratio at origination
	Pool I loans		Pool II loans		Pool III loans		Combined
Loan-to-value ratio	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
65.000% and below	278	$164,700,748	30	$16,154,722	3	$ 2,114,411	311	$182,969,881
65.001% – 75.000%	207	126,741,221	17	11,422,189	8	4,547,716	232	142,711,126
75.001% – 80.000%	418	224,870,564	9	5,027,733	12	6,996,716	439	236,895,012
80.001% – 85.000%	5	1,444,172	0	0	0	0	5	1,444,172
85.001% – 90.000%	7	2,895,348	0	0	0	0	7	2,895,348
90.001% – 95.000%	2	688,356	0	0	0	0	2	688,356
Total	917	$521,340,409	56	$32,604,644	23	$13,658,843	996	$567,603,895

Geographic distribution
	Pool I loans		Pool II loans		Pool III loans		Combined
State	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
Alabama	5	$ 2,761,500	0	$ 0	0	$0	5	$ 2,761,500
Arizona	30	16,108,096	1	506,558	1	945,058	32	17,559,712
Arkansas	1	107,600	1	508,000	0	0	2	615,600
California	227	136,079,719	6	3,848,563	9	5,666,468	242	145,594,747
Colorado	14	5,865,276	1	611,843	0	0	15	6,477,119
Connecticut	29	17,934,399	0	0	0	0	29	17,934,399
Delaware	2	1,083,818	1	441,500	0	0	3	1,525,318
District of Columbia	8	4,899,002	1	575,000	0	0	9	5,474,002
Florida	30	18,986,005	3	1,750,863	1	507,482	34	21,244,350
Georgia	8	3,776,155	1	814,011	0	0	9	4,590,167
Hawaii	2	1,163,866	0	0	0	0	2	1,163,866
Idaho	1	232,000	0	0	0	0	1	232,000
Illinois	32	19,195,454	5	2,766,455	3	1,813,000	40	23,774,909
Indiana	5	1,813,307	1	571,119	0	0	6	2,384,426
Iowa	1	662,885	0	0	0	0	1	662,885
Kansas	1	952,810	0	0	0	0	1	952,810
Kentucky	2	607,000	0	0	0	0	2	607,000
Louisiana	1	545,500	0	0	0	0	1	545,500
Maine	1	464,879	0	0	0	0	1	464,879
Maryland	27	13,762,970	2	820,488	1	520,000	30	15,103,458
Massachusetts	64	36,276,106	1	173,655	3	1,350,587	68	37,800,348
Michigan	7	3,958,895	2	744,364	0	0	9	4,703,259
Minnesota	13	7,696,514	0	0	0	0	13	7,696,514
Mississippi	1	649,383	0	0	0	0	1	649,383
Missouri	9	5,483,764	2	1,042,240	0	0	11	6,526,004
Montana	5	1,147,634	0	0	0	0	5	1,147,634
Nebraska	2	735,456	0	0	0	0	2	735,456
Nevada	16	8,928,279	0	0	0	0	16	8,928,279
New Hampshire	2	1,056,453	0	0	0	0	2	1,056,453
New Jersey	43	24,854,970	1	472,787	2	1,236,610	46	26,564,367
New Mexico	5	2,431,224	0	0	0	0	5	2,431,224
New York	195	116,118,248	14	9,568,554	1	558,643	210	126,245,446
North Carolina	5	2,806,125	1	479,012	0	0	6	3,285,137
Ohio	11	6,734,711	1	1,096,136	0	0	12	7,830,847
Oregon	13	5,839,938	1	693,000	0	0	14	6,532,938
Pennsylvania	9	4,110,928	2	1,267,634	0	0	11	5,378,562
Puerto Rico	4	1,926,607	1	542,500	0	0	5	2,469,107
Rhode Island	3	2,916,144	0	0	0	0	3	2,916,144
South Carolina	5	2,044,139	0	0	0	0	5	2,044,139
Tennessee	1	473,200	0	0	2	1,060,995	3	1,534,195
Texas	22	11,820,764	5	2,335,162	0	0	27	14,155,926
Utah	9	4,364,268	1	535,200	0	0	10	4,899,468
Vermont	1	103,820	0	0	0	0	1	103,820
Virginia	31	15,252,122	1	440,000	0	0	32	15,692,122
Washington	11	5,364,035	0	0	0	0	11	5,364,035
Wisconsin	3	1,244,441	0	0	0	0	3	1,244,441
Total	917	$521,340,409	56	$32,604,644	23	$13,658,843	996	$567,603,895

Distribution by FICO scores and loan-to-value ratios at origination

FICO score	Pool I loan-to-value ratio
	65.000% and below	65.001% – 75.000%	75.001% – 80.000%	80.001% – 85.000%	85.001% – 90.000%	90.001% – 95.000%	All Pool I loans
Less than 620	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
620 - 649	0.55	0.71	1.34	0.00	0.00	0.00	2.59
650 - 699	3.24	5.16	9.14	0.16	0.27	0.00	17.97
700 - 749	11.07	7.59	12.41	0.00	0.11	0.00	31.18
750 - 799	14.67	10.13	18.65	0.12	0.17	0.13	43.88
800 and above	2.06	0.72	1.59	0.00	0.00	0.00	4.37
Total	31.59%	24.31%	43.13%	0.28%	0.56%	0.13%	100.00%

FICO score	Pool II loan-to-value ratio
	65.000% and below	65.001% – 75.000%	75.001% – 80.000%	80.001% – 85.000%	85.001% – 90.000%	90.001% – 95.000%	All Pool II loans
Less than 620	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
620 - 649	0.00	1.38	0.00	0.00	0.00	0.00	1.38
650 - 699	8.82	10.71	0.00	0.00	0.00	0.00	19.54
700 - 749	15.46	4.09	3.59	0.00	0.00	0.00	23.14
750 - 799	22.22	15.48	10.48	0.00	0.00	0.00	48.18
800 and above	3.05	3.36	1.35	0.00	0.00	0.00	7.76
Total	49.55%	35.03%	15.42%	0.00%	0.00%	0.00%	100.00%

FICO score	Pool III loan-to-value ratio
	65.000% and below	65.001% – 75.000%	75.001% – 80.000%	80.001% – 85.000%	85.001% – 90.000%	90.001% – 95.000%	All Pool III loans
Less than 620	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
620 - 649	0.00	0.00	0.00	0.00	0.00	0.00	0.00
650 - 699	0.00	0.00	7.89	0.00	0.00	0.00	7.89
700 - 749	0.00	0.00	16.96	0.00	0.00	0.00	16.96
750 - 799	15.48	25.14	26.38	0.00	0.00	0.00	66.99
800 and above	0.00	8.16	0.00	0.00	0.00	0.00	8.16
Total	15.48%	33.30%	51.22%	0.00%	0.00%	0.00%	100.00%

Percentages shown are of scheduled principal balances of mortgage loans in the referenced pools as of the cut-off date. In calculating the values in the preceding tables, if no FICO score is available for a mortgage loan, the loan is assigned a FICO score of zero.
FICO credit scores are used by many mortgage lenders to help assess a borrower's credit-worthiness. The scores are based on computer models developed by third parties that evaluate information from credit reporting bureaus regarding historical patterns of consumer credit behavior in relation to default experience for similar types of borrower profiles. CMSI generally obtains several FICO scores for an individual. For purposes of credit scoring, CMSI selects one of the scores for an individual or multiple borrowers by a proprietary algorithm, which score is the one used to generate the preceding tables. The score so selected may not be the lowest FICO score for the borrowers obligated on a mortgage loan. Examination of FICO scores is only one aspect of CMSI’s loan underwriting procedures, which are described in “Mortgage loan underwriting” in the core prospectus.

MORTGAGE LOAN SCHEDULE

Loan numbere	Property	Occupancy	purp	loan type	Note Rate	Pool.	Orig Balance	issue_bal	commit .	first due	mat date	CUR P&I	orig term	Remain Term	delq_cons	origLTV	state	PTD	Prod	inv/serv	APPR	pledge cd	lien pos	pmt freq	delqhis	total pmt	Units	int method	pmt type	mod code	orig rate	margin	Original P&I	neg am % limit	neg am code	ARM plan	city	zip	County	backratio	pmi	orig date	Sale Pric	buydown code	mi cov %	prog type	sub prog type	issue date	file date	Org FICO	Documentation	Comb LTV	curr upb	Primary Servicer	High Net Worth
0707965949	10	11	P	1	6.125	3	1000000	1000000	70530	06/01/2007	05/01/2037	6076.11	360	360	C	64.516	CA	05/01/2007	35	CMI	1550000	0	1	1	XXXXXXXXXX00	6076.11	1	0	0	#	0.000	0.000	0	0.0	0	0	WALNUT CREEK	94595	7	33.5		04/18/2007	1550000	N	0	10	0	05/01/2007	05/17/2007	760	115	64.52	1000000	CMI	N
0707975159	10	11	P	1	6.5	0	676000	676000	70530	06/01/2007	05/01/2037	4272.78	360	360	C	80	CA	05/01/2007	35	CMI	845000	0	1	1	XXXXXXXXXXX0	4272.78	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94114	38	19.23		04/02/2007	845000	N	0	10	0	05/01/2007	05/17/2007	701	107	90	676000	CMI	N
0708905409	10	11	P	1	6.375	3	460000	460000	70530	06/01/2007	05/01/2037	2869.8	360	360	C	80	MA	05/01/2007	35	CMI	589000	0	1	1	XXXXXXXXX000	3543.8	1	0	0	#	0.000	0.000	0	0.0	0	0	SUDBURY	1776	9	47.47		04/20/2007	575000	N	0	10	0	05/01/2007	05/17/2007	739	107	87.83	460000	CMI	N
5708965199	10	11	P	1	5.875	0	800000	800000	70531	05/01/2007	04/01/2037	3916.67	360	359	C	55.749	RI	05/01/2007	567	CMI	1435000	0	1	1	XXXXXXXXX000	3916.67	1	0	0	#	5.875	0.000	3916.67	999.0	0	444	EAST GREENWICH	2818	12	28.65		03/29/2007	1435000	N	0	10	0	05/01/2007	05/17/2007	779	112	80	800000	CMI	N
5708965739	10	11	P	1	6.25	3	617500	617500	70530	06/01/2007	05/01/2037	3802.05	360	360	C	57.441	RI	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	5819.05	1	0	0	#	0.000	0.000	0	0.0	0	0	PROVIDENCE	2906	14	21.44		04/16/2007	1075000	N	0	10	0	05/01/2007	05/17/2007	698	107	57.44	617500	CMI	N
5710936179	36	11	P	1	6.125	0	112000	111781.74	70530	04/01/2007	03/01/2037	680.52	360	358	C01	76.19	NY	05/01/2007	35	CMI	147000	0	1	1	XXXXXX000000	680.52	1	0	0	#	0.000	0.000	0	0.0	0	0	ASTORIA	11106	41	22.58		02/02/2007	147000	N	0	10	0	05/01/2007	05/17/2007	704	115	76.19	111781.74	CMI	N
5717905549	10	21	E	1	6.125	0	647500	646870.67	70530	05/01/2007	04/01/2037	3934.28	360	359	C	68.882	CA	05/01/2007	35	CMI	940000	0	1	1	XXXXXXXXXX00	4527.28	1	0	0	#	0.000	0.000	0	0.0	0	0	RANCHO CUCAMONGA	91739	36	42.8		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	684	104	68.88	646870.67	CMI	N
5717905969	50	11	P	1	6.375	0	433200	433200	70530	06/01/2007	05/01/2037	2702.6	360	360	C	80	DE	05/01/2007	35	CMI	543000	0	1	1	XXXXXXXXXX00	3029.6	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWARK	19711	2	48.62		04/30/2007	541500	N	0	10	0	05/01/2007	05/17/2007	765	107	80	433200	CMI	N
5717945999	10	11	P	1	6.5	0	944000	944000	70530	06/01/2007	05/01/2037	5966.72	360	360	C	80	CT	05/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXXX00	7405.72	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTON	6883	1	37.34		04/20/2007	1180000	N	0	10	0	05/01/2007	05/17/2007	770	114	80	944000	CMI	N
5718925679	36	11	P	1	6.5	0	543750	543750	70531	06/01/2007	05/01/2037	2945.31	360	360	C	75	NY	05/01/2007	567	CMI	725000	0	1	1	XXXXXXXXX000	2945.31	1	0	0	#	6.500	0.000	2945.31	999.0	0	444	NEW YORK	10016	31	24.5		04/25/2007	725000	N	0	10	0	05/01/2007	05/17/2007	714	115	75	543750	CMI	N
5720976779	38	21	N	1	6.375	3	584000	581819.1	70530	02/01/2007	01/01/2037	3643.4	360	356	C	80	DC	05/01/2007	35	CMI	730000	0	1	1	XXXXXX000000	3643.4	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	20009	1	30.25		12/20/2006	0	N	0	10	0	05/01/2007	05/17/2007	664	115	94.93	581819.1	CMI	N
5727925649	31	11	P	1	6.5	3	110617	110617	70531	05/01/2007	04/01/2037	599.18	360	359	C	74.999	FL	05/01/2007	567	CMI	147490	0	1	1	XXXXXXXXXX00	599.18	1	0	0	#	6.500	0.000	599.18	999.0	0	444	MIAMI	33169	13	17.46		03/30/2007	147490	N	0	10	421	05/01/2007	05/17/2007	798	417	100	110617	CMI	N
5727995839	10	21	E	1	6.375	3	536000	536000	70530	06/01/2007	05/01/2037	3343.94	360	360	C	46.608	NM	05/01/2007	35	CMI	1150000	0	1	1	XXXXXXXXXX00	3946.94	1	0	0	#	0.000	0.000	0	0.0	0	0	ALBUQUERQUE	87122	1	46.19		04/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	768	107	46.61	536000	CMI	N
5728905399	10	11	P	1	6.25	3	550000	549478.14	70530	05/01/2007	04/01/2037	3386.44	360	359	C	47.826	CA	05/01/2007	35	CMI	1190000	0	1	1	XXXXXXXXX000	3386.44	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST COVINA	91791	19	35.12		03/15/2007	1150000	N	0	10	0	05/01/2007	05/17/2007	787	115	47.83	549478.14	CMI	N
5728945009	10	21	E	1	6.25	3	700000	699335.81	70530	05/01/2007	04/01/2037	4310.02	360	359	C	53.846	NY	05/01/2007	35	CMI	1300000	0	1	1	XXXXXXXXX000	4310.02	1	0	0	#	0.000	0.000	0	0.0	0	0	MOUNT KISCO	10549	60	8.14		03/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	736	117	53.85	699335.81	CMI	N
5728945069	10	21	N	1	6.375	3	654000	653394.27	70530	05/01/2007	04/01/2037	4080.11	360	359	C	54.5	CA	05/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXX000	4080.11	1	0	0	#	0.000	0.000	0	0.0	0	0	LONG BCH	90803	19	33.73		03/21/2007	0	N	0	10	0	05/01/2007	05/17/2007	762	109	54.5	653394.27	CMI	N
5728965909	10	21	E	1	6.75	3	428000	428000	70530	06/01/2007	05/01/2037	2776	360	360	C	80	MA	05/01/2007	35	CMI	535000	0	1	1	XXXXXXXXX000	3333	1	0	0	#	0.000	0.000	0	0.0	0	0	FRAMINGHAM	1701	9	47.6		04/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	787	106	80	428000	CMI	N
5728975589	10	21	N	1	6.25	3	560000	559468.65	70530	05/01/2007	04/01/2037	3448.02	360	359	C	76.19	NJ	05/01/2007	35	CMI	735000	0	1	1	XXXXXXXXX000	3448.02	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTFIELD	7090	20	40.56		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	674	123	76.19	559468.65	CMI	N
5728985079	10	21	E	1	6.25	3	487000	486537.76	70530	05/01/2007	04/01/2037	2998.54	360	359	C	60.875	MO	05/01/2007	35	CMI	800000	0	1	1	XXXXXXXXX000	3756.54	1	0	0	#	0.000	0.000	0	0.0	0	0	EUREKA	63025	95	29.54		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	645	107	60.88	486537.76	CMI	N
5737915679	10	21	N	1	6.375	3	850000	849212.74	70530	05/01/2007	04/01/2037	5302.89	360	359	C	64.885	MA	05/01/2007	35	CMI	1310000	0	1	1	XXXXXXXXXX00	6426.89	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2459	9	35.16		03/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	711	123	64.89	849212.74	CMI	N
5737945459	50	11	P	1	6.25	0	524000	524000	70531	06/01/2007	05/01/2037	2729.17	360	360	C	80	FL	05/01/2007	567	CMI	660000	0	1	1	XXXXXXXXXX00	2729.17	1	0	0	#	6.250	0.000	2729.17	999.0	0	444	PONTE VEDRA BEACH	32082	55	87.33		04/25/2007	655000	N	0	10	0	05/01/2007	05/17/2007	816	112	80	524000	CMI	N
7941269882	50	11	P	1	6.75	0	446400	445629.16	70530	03/01/2007	02/01/2037	2895.34	360	357		80	CA	04/01/2007	35	MST	567000	0	1	1	XXXXXXXXXX00	0	1	0	0	#	0.000	0.000	0	0.0	0	0		00000	29	45		01/10/2007	558000	N	0	10	0	05/01/2007	05/17/2007	797	122	80	446015.66		N
7941289742	10	21	E	1	6.25	0	432000	432000	70531	04/01/2007	03/01/2037	2250	360	358	C	80	CA	05/01/2007	567	CMI	540000	0	1	1	XXXXXXXXXXX0	2250	1	0	0	#	6.250	0.000	2250	999.0	0	444	SAN DIEGO	92129	31	42.34		02/21/2007	0	N	0	10	0	05/01/2007	05/17/2007	745	123	80	432000	CMI	N
7941289852	10	21	N	1	5.875	0	819723	814011.41	70515	04/01/2007	03/01/2022	6862.05	180	178	C01	65.577	GA	04/01/2007	31	CMI	1250000	0	1	1	XXXXXXXXXX00	6862.05	1	0	0	#	0.000	0.000	0	0.0	0	0	ATLANTA	30324	60	38.78		02/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	693	123	65.58	816874.18	CMI	N
7941289862	10	21	E	1	6.5	0	380000	379405	70531	04/01/2007	03/01/2037	2055.11	360	358	C01	56.296	NY	04/01/2007	567	CMI	675000	0	1	1	XXXXXXXXXX00	2936.45	1	0	0	#	6.500	0.000	2058.33	0.0	0	0	COMMACK	11725	52	39.67		02/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	671	123	56.3	379405	CMI	N
7951209872	10	21	E	1	6.25	0	500000	499048.69	70530	04/01/2007	03/01/2037	3078.59	360	358	C	56.179	CA	05/01/2007	35	CMI	890000	0	1	1	XXXXXXXXXX00	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	LONG BEACH	90808	19	0		02/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	733	123	56.18	499048.69	CMI	N
7951229062	10	12	P	1	5.875	0	669200	659828.63	70515	02/01/2007	01/01/2022	5602	180	176	C	70	TX	05/01/2007	31	CMI	956000	0	1	1	XXXXXXXXXX00	5602	1	0	0	#	0.000	0.000	0	0.0	0	0	AUSTIN	78703	227	39.61		12/22/2006	970000	N	0	10	0	05/01/2007	05/17/2007	690	122	70	659828.63	CMI	N
7951229872	10	21	N	1	6.25	0	575000	571119.14	70515	04/01/2007	03/01/2022	4930.18	180	178	C01	58.974	IN	04/01/2007	31	CMI	975000	0	1	1	XXXXXXXXXX00	6253.86	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTFIELD	46074	29	20.22		02/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	780	123	58.97	573064.61	CMI	N
7951279052	10	11	P	1	6.5	0	629108	627392.58	70530	03/01/2007	02/01/2037	3976.39	360	357	C	80	CA	05/01/2007	35	CMI	787500	0	1	1	XXXXXXXXXX00	3976.39	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95126	43	43.72		01/05/2007	786385	N	0	10	0	05/01/2007	05/17/2007	699	122	80	627392.58	CMI	N
7951289052	50	21	N	1	6.625	0	460000	458363.11	70530	02/01/2007	01/01/2037	2945.43	360	356	C	80	TX	05/01/2007	35	CMI	575000	0	1	1	XXXXXXXXXX00	4192.84	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN ANTONIO	78258	15	28.79		12/22/2006	0	N	0	10	0	05/01/2007	05/17/2007	722	123	80	458363.11	CMI	N
7951299862	50	11	P	1	6.375	0	588000	588000	70531	04/01/2007	03/01/2037	3123.75	360	358	C	80	AZ	05/01/2007	567	CMI	765000	0	1	1	XXXXXXXXXX00	3544.45	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTTSDALE	85255	7	39.99		02/13/2007	735000	N	0	10	0	05/01/2007	05/17/2007	761	122	80	588000	CMI	N
8700976379	36	11	P	1	6.25	0	652000	652000	70530	06/01/2007	05/01/2037	4014.48	360	360	C	80	NY	05/01/2007	35	CMI	820000	0	1	1	XXXXXX000000	4014.48	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11217	24	35.39		04/30/2007	815000	N	0	10	0	05/01/2007	05/17/2007	798	116	80	652000	CMI	N
8707905869	11	21	E	1	6.625	3	440000	440000	70530	06/01/2007	05/01/2037	2817.37	360	360	C	40	NJ	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXXX00	3490.37	1	0	0	#	0.000	0.000	0	0.0	0	0	HOBOKEN	7030	9	50.96		04/03/2007	0	N	0	10	0	05/01/2007	05/17/2007	725	107	40	440000	CMI	N
8707915679	10	11	P	1	6	3	475000	474999.08	70531	05/01/2007	04/01/2037	2375	360	359	C	60.509	PR	05/01/2007	567	CMI	1102000	0	1	1	XXXXXXXXXX00	2476	1	0	0	#	6.000	0.000	2375	999.0	0	444	DORADO	0 646	5	37.14		03/30/2007	785000	N	0	10	0	05/01/2007	05/17/2007	750	107	60.51	474999.08	CMI	N
8708945739	10	11	P	1	6.125	3	463200	463200	70530	06/01/2007	05/01/2037	2814.45	360	360	C	80	NJ	05/01/2007	35	CMI	580000	0	1	1	XXXXXXXXX000	3352.45	1	0	0	#	0.000	0.000	0	0.0	0	0	UPPER SADDLE RIVER	7458	2	0		04/05/2007	579000	N	0	10	0	05/01/2007	05/17/2007	673	111	80	463200	CMI	N
8717935529	10	21	E	1	6.25	0	515000	515000	70530	06/01/2007	05/01/2037	3170.94	360	360	C	68.666	NJ	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXX00	3971.94	1	0	0	#	0.000	0.000	0	0.0	0	0	CEDAR GROVE	7009	7	34.34		04/20/2007	0	N	0	10	423	05/01/2007	05/17/2007	629	107	68.67	515000	CMI	N
8717975059	10	21	E	1	6.5	0	460000	459583.33	70530	05/01/2007	04/01/2037	2907.51	360	359	C	80	MN	05/01/2007	35	CMI	575000	0	1	1	XXXXXXXXXX00	3463.51	1	0	0	#	0.000	0.000	0	0.0	0	0	SAINT PAUL	55108	62	25.68		03/01/2007	0	N	0	10	0	05/01/2007	05/17/2007	767	107	80	459583.33	CMI	N
8718905389	50	11	P	1	6.375	3	576000	575466.51	70530	05/01/2007	04/01/2037	3593.49	360	359	C	80	OH	05/01/2007	35	CMI	725000	0	1	1	XXXXXXXXX000	5033.49	1	0	0	#	0.000	0.000	0	0.0	0	0	MORELAND HILLS	44022	18	21.39		03/19/2007	720000	N	0	10	0	05/01/2007	05/17/2007	718	107	80	575466.51	CMI	N
8718925519	10	21	N	1	6.375	3	289600	289600	70531	04/01/2007	03/01/2037	1538.5	360	358	C	80	MT	05/01/2007	567	CMI	362000	0	1	1	XXXXXXXXX000	1756.5	1	0	0	#	6.375	0.000	1538.5	999.0	0	444	COLUMBIA FALLS	59912	15	34.6		02/21/2007	0	N	0	10	420	05/01/2007	05/17/2007	682	416	80	289600	CMI	N
8718925529	10	21	E	1	6.25	3	417001	412000	70531	05/01/2007	04/01/2037	2145.83	360	359	C	29.785	NJ	05/01/2007	567	CMI	1400000	0	1	1	XXXXXXXXX000	2145.83	1	0	0	#	6.250	0.000	2171.88	999.0	0	444	SHORT HILLS	7078	7	6.71		03/22/2007	0	N	0	146	992	05/01/2007	05/17/2007	738	123	32.29	412000	CMI	Y
8718935649	10	11	P	1	6.125	0	1000000	999028.02	70530	05/01/2007	04/01/2037	6076.11	360	359	C	33.333	MA	06/01/2007	35	CMI	3000000	0	1	1	XXXXXXXXX000	8456.11	1	0	0	#	0.000	0.000	0	0.0	0	0	BOSTON	2116	13	14.59		03/29/2007	3000000	N	0	10	0	05/01/2007	05/17/2007	787	116	33.33	998051.12	CMI	N
8718945699	11	21	N	1	6.25	0	543000	543000	70530	06/01/2007	05/01/2037	3343.34	360	360	C	61.355	NY	05/01/2007	35	CMI	885000	0	1	1	XXXXXXXXX000	3824.34	1	0	0	#	0.000	0.000	0	0.0	0	0	FRST HLS	11375	41	0		04/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	685	111	61.35	543000	CMI	N
8719975049	10	11	P	1	6.25	3	505000	505000	70530	06/01/2007	05/01/2037	3109.37	360	360	C	77.692	IL	05/01/2007	35	CMI	650000	0	1	1	XXXXXXXX0000	3542.37	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60616	16	36.82		04/19/2007	705500	N	0	10	0	05/01/2007	05/17/2007	748	115	77.69	505000	CMI	N
8727925739	10	21	E	1	6.125	3	515000	515000	70530	06/01/2007	05/01/2037	3129.19	360	360	C	51.5	CO	05/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXXX00	3626.19	1	0	0	#	0.000	0.000	0	0.0	0	0	RIDGWAY	81432	46	44.38		04/03/2007	0	N	0	10	0	05/01/2007	05/17/2007	738	107	51.5	515000	CMI	N
8727935489	10	11	P	1	6.125	3	535000	535000	70535	06/01/2007	05/01/2037	3250.72	360	360	C	59.116	CA	05/01/2007	35	CMI	905000	0	1	1	XXXXXXXXXX00	3997.72	1	0	0	#	0.000	0.000	0	0.0	0	0	LIVERMORE	94551	1	24.03		04/16/2007	905000	N	0	10	0	05/01/2007	05/17/2007	752	118	59.12	535000	CMI	N
0708945899	10	24	E	1	6.125	0	949500	949500	70530	06/01/2007	05/01/2037	5769.26	360	360	C	41.92	MI	05/01/2007	35	CMI	2265000	0	1	1	XXXXXXXXX000	6660.26	1	0	0	#	0.000	0.000	0	0.0	0	0	HARBERT	49115	11	40.27		04/17/2007	0	N	0	146	992	05/01/2007	05/17/2007	700	123	41.92	949500	CMI	Y
0708945939	10	21	N	1	6.25	0	520900	520405.75	70530	05/01/2007	04/01/2037	3207.27	360	359	C	53.701	MI	05/01/2007	35	CMI	970000	0	1	1	XXXXXXXXX000	3207.27	1	0	0	#	0.000	0.000	0	0.0	0	0	BIRMINGHAM	48009	63	22.36		03/08/2007	0	N	0	10	0	05/01/2007	05/17/2007	772	107	53.7	520405.75	CMI	N
0708975349	10	21	E	1	6.25	3	470000	470000	70530	06/01/2007	05/01/2037	2893.87	360	360	C	75.2	MA	05/01/2007	35	CMI	625000	0	1	1	XXXXXXXXX000	3766.87	1	0	0	#	0.000	0.000	0	0.0	0	0	REVERE	2151	13	50.71		04/03/2007	0	N	0	10	0	05/01/2007	05/17/2007	731	107	75.2	470000	CMI	N
0709955679	10	11	P	1	6.25	3	900000	900000	70531	05/01/2007	04/01/2037	4687.5	360	359	C	80	CT	05/01/2007	567	CMI	1140000	0	1	1	XXXXXXXX0000	5821.5	1	0	0	#	6.250	0.000	4687.5	999.0	0	444	STAMFORD	6902	1	40.97		03/29/2007	1125000	N	0	10	0	05/01/2007	05/17/2007	693	122	90	900000	CMI	N
0709955949	10	21	E	1	6.375	3	500000	499071.34	70530	04/01/2007	03/01/2037	3119.35	360	358	C	67.567	MA	05/01/2007	35	CMI	740000	0	1	1	XXXXXXXX0000	3731.35	1	0	0	#	0.000	0.000	0	0.0	0	0	BRAINTREE	2184	11	38.62		02/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	676	107	74.32	499071.34	CMI	N
0710966229	36	21	E	1	6.375	3	812500	811747.47	70530	05/01/2007	04/01/2037	5068.94	360	359	C	60.185	NY	05/01/2007	35	CMI	1350000	0	1	1	XXXXXX000000	5068.94	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10128	31	11.82		03/14/2007	0	N	0	146	993	05/01/2007	05/17/2007	740	117	60.19	811747.47	CMI	Y
0717955009	10	21	E	1	6.25	3	480000	480000	70530	06/01/2007	05/01/2037	2955.44	360	360	C	55.555	MO	05/01/2007	35	CMI	864000	0	1	1	XXXXXXXXXX00	3646.44	1	0	0	#	0.000	0.000	0	0.0	0	0	SAINT LOUIS	63104	96	36.54		04/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	761	123	55.56	480000	CMI	N
0717955199	10	21	N	1	6.25	0	582850	582850	70530	06/01/2007	05/01/2037	3588.71	360	360	C	69.386	CA	05/01/2007	35	CMI	840000	0	1	1	XXXXXXXXXX00	3588.71	1	0	0	#	0.000	0.000	0	0.0	0	0	SEBASTOPOL	95472	49	50.97		04/04/2007	0	N	0	10	0	05/01/2007	05/17/2007	768	107	69.39	582850	CMI	N
0717995109	10	21	E	1	6.625	3	430000	429620.62	70530	05/01/2007	04/01/2037	2753.34	360	359	C	61.428	PR	05/01/2007	35	CMI	700000	0	1	1	XXXXXXXXXX00	2903.34	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JUAN	0 926	5	42.61		03/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	650	107	61.43	429620.62	CMI	N
0718905009	10	11	P	1	6.25	3	848000	848000	70530	06/01/2007	05/01/2037	5221.28	360	360	C	80	NY	05/01/2007	35	CMI	1075000	0	1	1	XXXXXXXXX000	5221.28	1	0	0	#	0.000	0.000	0	0.0	0	0	CHAPPAQUA	10514	60	22.59		04/19/2007	1060000	N	0	10	0	05/01/2007	05/17/2007	700	115	80	848000	CMI	N
0718905289	10	11	P	1	6.25	3	520000	520000	70530	06/01/2007	05/01/2037	3201.73	360	360	C	72.222	OH	05/01/2007	35	CMI	720000	0	1	1	XXXXXXXXX000	4401.73	1	0	0	#	0.000	0.000	0	0.0	0	0	BENTLEYVILLE	44022	18	35.3		03/30/2007	720000	N	0	10	0	05/01/2007	05/17/2007	810	107	72.22	520000	CMI	N
0718925609	21	11	P	1	6.25	3	1000000	1000000	70530	06/01/2007	05/01/2037	6157.17	360	360	C	77.22	NY	05/01/2007	35	CMI	1350000	0	1	1	XXXXXXXXX000	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10005	31	25.76		04/18/2007	1295000	N	0	10	0	05/01/2007	05/17/2007	796	115	87.64	1000000	CMI	N
0718965339	10	11	P	1	6.125	3	850000	849173.85	70530	05/01/2007	04/01/2037	5164.69	360	359	C	76.233	CA	05/01/2007	35	CMI	1130000	0	1	1	XXXXXXXXX000	5164.69	1	0	0	#	0.000	0.000	0	0.0	0	0	TORRANCE	90277	19	36.37		03/16/2007	1115000	N	0	10	0	05/01/2007	05/17/2007	747	115	76.23	849173.85	CMI	N
0718985279	10	21	E	1	6	3	470000	468383.87	70515	05/01/2007	04/01/2022	3966.13	180	179	C	63.087	NY	05/01/2007	31	CMI	745000	0	1	1	XXXXXXXXX000	5176.13	1	0	0	#	0.000	0.000	0	0.0	0	0	FARMINGDALE	11735	30	36.72		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	676	117	66.71	468383.87	CMI	N
0718985509	10	11	P	1	6.25	3	616000	616000	70531	05/01/2007	04/01/2037	3208.33	360	359	C	80	CA	05/01/2007	567	CMI	770000	0	1	1	XXXXXXXXX000	3208.33	1	0	0	#	6.250	0.000	3208.33	999.0	0	444	WALNUT CREEK	94598	7	45.22		03/09/2007	770000	N	0	10	0	05/01/2007	05/17/2007	776	107	80	616000	CMI	N
0719905199	38	11	P	1	6.25	0	600000	600000	70530	06/01/2007	05/01/2037	3694.3	360	360	C	80	NY	05/01/2007	35	CMI	1000000	0	1	1	XXXXXXXX0000	3694.3	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10011	31	49.24		04/10/2007	750000	N	0	69	0	05/01/2007	05/17/2007	719	122	80	600000	CMI	N
0721998519	36	11	P	1	5.875	3	449250	430469.16	70530	11/01/2004	10/01/2034	2657.48	360	329	C	75	NY	05/01/2007	35	CMI	599000	0	1	1	000000000000	2657.48	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10016	31	36.1		09/30/2004	599000	N	0	10	0	05/01/2007	05/17/2007	790	116	75	430469.16	CMI	N
0726946309	10	21	E	1	6.625	3	450000	442944.08	70530	01/01/2006	12/01/2035	2881.4	360	343	C01	65.789	PR	04/01/2007	35	CMI	684000	0	1	1	000000000000	3123.59	1	0	0	#	0.000	0.000	0	0.0	0	0	GUAYNABO	0 968	5	32.25		11/30/2005	0	N	0	10	0	05/01/2007	05/17/2007	652	123	65.79	443377.67	CMI	N
0728915479	50	21	E	1	7.125	3	430000	429655.13	70530	05/01/2007	04/01/2037	2896.99	360	359	C	63.703	NJ	05/01/2007	35	CMI	675000	0	1	1	XXXXXXXXX000	3748.99	1	0	0	#	0.000	0.000	0	0.0	0	0	MONROE TWP	8831	12	41.98		03/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	763	107	63.7	429655.13	CMI	N
0728915509	10	11	P	1	6	3	550000	550000	70530	06/01/2007	05/01/2037	3297.53	360	360	C	80	NM	05/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	3297.53	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA FE	87507	26	0		04/02/2007	687500	N	0	146	992	05/01/2007	05/17/2007	798	115	80	550000	CMI	Y
0728935009	50	11	P	1	6	3	1000000	1000000	70530	06/01/2007	05/01/2037	5995.51	360	360	C	68.87	MN	05/01/2007	35	CMI	1540000	0	1	1	XXXXXXXXX000	5995.51	1	0	0	#	0.000	0.000	0	0.0	0	0	EDEN PR	55347	27	22.03		04/17/2007	1452000	N	0	10	0	05/01/2007	05/17/2007	779	115	68.87	1000000	CMI	N
0728935409	50	21	N	1	6.125	3	560000	559455.71	70530	05/01/2007	04/01/2037	3402.62	360	359	C	80	NE	05/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	4243.62	1	0	0	#	0.000	0.000	0	0.0	0	0	LINCOLN	68516	55	34.84		03/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	760	104	86.01	559455.71	CMI	N
0728955119	10	11	P	1	6.125	3	460000	459552.91	70535	05/01/2007	04/01/2037	2795.01	360	359	C	74.796	MA	05/01/2007	35	CMI	615000	0	1	1	XXXXXXXXX000	2795.01	1	4	0	#	6.125	0.000	2795.01	0.0	0	888	SHREWSBURY	1545	14	42.39		03/26/2007	615000	Y	0	10	0	05/01/2007	05/17/2007	808	107	74.8	459552.91	CMI	N
0728965629	10	11	P	1	5.5	3	708750	707194.92	70530	04/01/2007	03/01/2037	4024.2	360	358	C	75	CA	05/01/2007	35	CMI	945000	0	1	1	XXXXXXXXX000	5122.2	1	4	0	#	5.250	0.000	3913.74	0.0	0	888	WOODLAND HILLS	91367	19	32.95		02/27/2007	945000	Y	0	10	0	05/01/2007	05/17/2007	676	118	95	707194.92	CMI	N
0728975029	50	11	P	1	6.25	3	715000	714321.58	70530	05/01/2007	04/01/2037	4402.38	360	359	C	66.511	CA	05/01/2007	35	CMI	1075000	0	1	1	XXXXXXXXX000	4402.38	1	0	0	#	0.000	0.000	0	0.0	0	0	CHINO HILLS	91709	36	17.14		03/17/2007	1075000	N	0	10	0	05/01/2007	05/17/2007	771	115	66.51	714321.58	CMI	N
0728995019	50	11	P	1	6.375	3	425600	425600	70531	05/01/2007	04/01/2037	2261	360	359	C	80	CA	05/01/2007	567	CMI	532000	0	1	1	XXXXXXXXX000	2867	1	0	0	#	6.375	0.000	2261	999.0	0	444	BRENTWOOD	94513	7	39.47		03/09/2007	532000	N	0	10	0	05/01/2007	05/17/2007	810	114	80	425599.59	CMI	N
0728995249	38	11	P	1	6.25	3	494100	494100	70530	06/01/2007	05/01/2037	3042.26	360	360	C	74.988	NY	05/01/2007	35	CMI	660000	0	1	1	XXXXXXXXX000	3042.26	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10003	31	21.34		04/12/2007	658900	N	0	10	0	05/01/2007	05/17/2007	796	115	74.99	494100	CMI	N
0729935539	10	11	P	1	6.125	3	630000	630000	70535	06/01/2007	05/01/2037	3827.95	360	360	C	70	NJ	05/01/2007	35	CMI	910000	0	1	1	XXXXXXXX0000	5111.95	1	0	0	#	0.000	0.000	0	0.0	0	0	SKILLMAN	8558	18	24.62		04/03/2007	900000	N	0	10	0	05/01/2007	05/17/2007	788	112	70	630000	CMI	N
0737955799	10	21	E	1	6	0	490000	490000	70530	06/01/2007	05/01/2037	2937.79	360	360	C	65.333	CA	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXX00	2937.79	1	0	0	#	0.000	0.000	0	0.0	0	0	FULLERTON	92835	30	24.22		04/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	723	107	65.33	490000	CMI	N
0737975409	10	21	E	1	6.375	3	712500	712500	70531	06/01/2007	05/01/2037	3785.16	360	360	C	75	CA	05/01/2007	567	CMI	950000	0	1	1	XXXXXXXXXX00	3785.16	1	0	0	#	6.375	0.000	3785.16	999.0	0	444	SAN FRANCISCO	94110	38	31.57		03/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	796	123	75	712500	CMI	N
0738915399	36	11	P	1	6.375	3	490750	490750	70530	06/01/2007	05/01/2037	3061.64	360	360	C	65	NY	05/01/2007	35	CMI	800000	0	1	1	XXXXXXXXX000	3061.64	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10001	31	21.44		04/17/2007	755000	N	0	10	0	05/01/2007	05/17/2007	789	115	65	490750	CMI	N
0738925069	23	21	E	1	6.25	3	600000	600000	70531	05/01/2007	04/01/2037	3125	360	359	C	51.063	CA	05/01/2007	567	CMI	1175000	0	1	1	XXXXXXXXX000	3125	1	0	0	#	6.250	0.000	3125	999.0	0	444	IRVINE	92603	30	37.56		03/21/2007	0	N	0	10	0	05/01/2007	05/17/2007	669	107	51.06	600000	CMI	N
0738925169	10	21	N	1	6.5	3	477600	477600	70531	05/01/2007	04/01/2037	2587	360	359	C	79.6	NY	05/01/2007	567	CMI	600000	0	1	1	XXXXXXXXX000	3507	1	0	0	#	6.500	0.000	2587	999.0	0	444	CENTEREACH	11720	52	37.7	NX	03/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	687	115	79.6	477600	CMI	N
0738925649	10	21	E	1	6.25	3	575000	574454.42	70530	05/01/2007	04/01/2037	3540.37	360	359	C	61.827	FL	05/01/2007	35	CMI	930000	0	1	1	XXXXXXXXX000	4048.37	1	0	0	#	0.000	0.000	0	0.0	0	0	WINTER PK	32789	48	0		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	791	117	61.83	574454.42	CMI	N
0738945019	10	11	P	1	7.625	3	1000000	1000000	70531	05/01/2007	04/01/2037	6354.17	360	359	C	47.846	CA	05/01/2007	567	CMI	2090000	0	1	1	XXXXXXXXX000	6354.17	1	0	0	#	7.625	0.000	6354.17	999.0	0	444	SARATOGA	95070	43	37.93		02/26/2007	2090000	N	0	10	0	05/01/2007	05/17/2007	800	122	52.63	1000000	CMI	N
0738945649	10	21	E	1	6.25	3	573000	572456.32	70530	05/01/2007	04/01/2037	3528.06	360	359	C	52.09	MA	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	4438.06	1	0	0	#	0.000	0.000	0	0.0	0	0	SOMERVILLE	2144	9	37.58		03/28/2007	0	N	0	10	0	05/01/2007	05/17/2007	718	107	52.09	572456.32	CMI	N
0738955069	10	11	P	1	5.875	3	490375	489875.04	70535	05/01/2007	04/01/2037	2900.75	360	359	C	65.711	CA	05/01/2007	35	CMI	747000	0	1	1	XXXXXXXXX000	2900.75	1	4	0	#	5.875	0.000	2900.75	0.0	0	888	SAN RAMON	94582	7	43.74		03/23/2007	746254	Y	0	10	0	05/01/2007	05/17/2007	777	118	79.11	489875.04	CMI	N
0738975879	10	11	P	1	5.75	3	446000	446000	70515	06/01/2007	05/01/2022	3703.63	180	180	C	80	IL	05/01/2007	31	CMI	610000	0	1	1	XXXXXXXXX000	3703.63	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTHBROOK	60062	16	13.14		04/19/2007	557500	N	0	10	0	05/01/2007	05/17/2007	768	115	80	446000	CMI	N
0738985269	10	21	E	1	6.375	3	465000	464879.31	70531	05/01/2007	04/01/2037	2469.67	360	359	C	67.883	ME	05/01/2007	567	CMI	685000	0	1	1	XXXXXXXXX000	2878.67	1	0	0	#	6.375	0.000	2470.31	999.0	0	444	BAILEY ISLAND	4003	3	31		03/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	800	107	67.88	464879.31	CMI	N
0738995829	10	21	E	1	6.5	3	1500000	1498643.98	70530	05/01/2007	04/01/2037	9481.02	360	359	C	26.785	RI	05/01/2007	35	CMI	5600000	0	1	1	XXXXXXXXX000	12613.02	1	0	0	#	0.000	0.000	0	0.0	0	0	NARRAGANSETT	2882	15	37.01		03/23/2007	0	N	0	146	992	05/01/2007	05/17/2007	709	123	32.61	1498643.98	CMI	Y
0739945859	10	11	P	1	6.25	3	872000	871172.62	70530	05/01/2007	04/01/2037	5369.05	360	359	C	80	IL	05/01/2007	35	CMI	1090000	0	1	1	XXXXXXX00000	5369.05	1	0	0	#	0.000	0.000	0	0.0	0	0	HINSDALE	60521	22	45.64		03/16/2007	1090000	N	0	10	0	05/01/2007	05/17/2007	675	122	80	871172.62	CMI	N
0739985189	51	11	P	1	6.125	3	504000	503017.78	70530	04/01/2007	03/01/2037	3062.36	360	358	C	80	CA	05/01/2007	35	CMI	630000	0	1	1	XXXXXXX00000	3062.36	1	0	0	#	0.000	0.000	0	0.0	0	0	TUSTIN	92782	30	0		02/16/2007	630000	N	0	10	0	05/01/2007	05/17/2007	806	115	80	503017.78	CMI	N
0746955799	10	13	P	1	7.25	0	525000	525000	70531	06/01/2007	05/01/2037	3171.88	360	360	C	75	OR	05/01/2007	567	CMI	700000	0	1	1	XXXXXXXXXXX0	3171.88	1	0	0	#	7.250	0.000	3171.88	999.0	0	444	PORTLAND	97205	26	66.45		04/24/2007	700000	N	0	10	418	05/01/2007	05/17/2007	795	412	75	525000	CMI	N
0747935099	10	11	P	1	6.25	0	258400	258400	70531	05/01/2007	04/01/2037	1345.83	360	359	C	80	CO	05/01/2007	567	CMI	323000	0	1	1	XXXXXXXXXX00	1567.83	1	0	0	#	6.250	0.000	1345.83	999.0	0	444	DENVER	80212	16	38.13		03/30/2007	323000	N	0	10	421	05/01/2007	05/17/2007	728	417	100	258400	CMI	N
0747945039	10	21	E	1	6.5	0	525000	525000	70530	06/01/2007	05/01/2037	3318.36	360	360	C	66.878	WI	05/01/2007	35	CMI	785000	0	1	1	XXXXXXXXXX00	3318.36	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST BEND	53095	67	32.05		04/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	742	107	66.88	525000	CMI	N
0748915589	10	21	N	1	6.25	3	695000	694340.56	70530	05/01/2007	04/01/2037	4279.23	360	359	C	75.135	CA	05/01/2007	35	CMI	925000	0	1	1	XXXXXXXXX000	5681.23	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN RAMON	94582	7	45.74		03/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	711	115	91.35	694340.56	CMI	N
0748965459	38	11	P	1	6.25	3	999950	999950	70530	06/01/2007	05/01/2037	6156.86	360	360	C	57.968	NY	05/01/2007	35	CMI	1800000	0	1	1	XXXXXXXXX000	6156.86	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10025	31	40.6		04/11/2007	1725000	N	0	10	0	05/01/2007	05/17/2007	744	122	68.2	999950	CMI	N
0748995069	50	21	E	1	6.375	3	460000	460000	70531	05/01/2007	04/01/2037	2443.75	360	359	C	80	VA	05/01/2007	567	CMI	575000	0	1	1	XXXXXXXXX000	2935.75	1	0	0	#	6.375	0.000	2443.75	999.0	0	444	GAINESVILLE	20155	73	39.46		03/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	786	107	80	460000	CMI	N
0748995799	36	11	P	1	6.375	3	559300	559300	70530	06/01/2007	05/01/2037	3489.3	360	360	C	70	NY	05/01/2007	35	CMI	800000	0	1	1	XXXXXXXXX000	3489.3	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10011	31	24.21		04/20/2007	799000	N	0	10	0	05/01/2007	05/17/2007	775	107	70	559300	CMI	N
0749975369	36	11	P	1	6.25	0	512000	512000	70530	06/01/2007	05/01/2037	3152.47	360	360	C	80	NY	05/01/2007	35	CMI	650000	0	1	1	XXXXXXX00000	3152.47	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11215	24	33.94		04/24/2007	640000	N	0	10	0	05/01/2007	05/17/2007	715	122	80	512000	CMI	N
0757905129	10	21	N	1	6.375	0	465600	465600	70530	06/01/2007	05/01/2037	2904.74	360	360	C	80	NY	05/01/2007	35	CMI	582000	0	1	1	XXXXXXXXXX00	3818.74	1	0	0	#	0.000	0.000	0	0.0	0	0	WHITE PLAINS	10607	60	31.44		04/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	645	107	89.86	465600	CMI	N
0757925309	10	21	E	1	6.25	0	550000	550000	70530	06/01/2007	05/01/2037	3386.44	360	360	C	59.267	MA	05/01/2007	35	CMI	928000	0	1	1	XXXXXXXXXX00	4117.44	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2460	9	72.8		04/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	708	107	59.27	550000	CMI	N
0757925329	50	11	P	1	6.125	3	480000	479533.46	70530	05/01/2007	04/01/2037	2916.54	360	359	C	80	CO	05/01/2007	35	CMI	605000	0	1	1	XXXXXXXXXX00	3414.54	1	0	0	#	0.000	0.000	0	0.0	0	0	LAKEWOOD	80227	30	31.99		03/20/2007	600000	N	0	10	0	05/01/2007	05/17/2007	784	104	84.17	479533.46	CMI	N
0757965399	10	21	N	1	6.5	3	1000000	1000000	70531	06/01/2007	05/01/2037	5416.67	360	360	C	71.428	CT	05/01/2007	567	CMI	1400000	0	1	1	XXXXXXXXXX00	6694.67	1	0	0	#	6.500	0.000	5416.67	999.0	0	444	STAMFORD	6902	1	36.08		04/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	715	115	82.14	1000000	CMI	N
0757985849	50	11	P	1	6.75	3	488104	488104	70531	05/01/2007	04/01/2037	2745.59	360	359	C	80	GA	05/01/2007	567	CMI	650000	0	1	1	XXXXXXXXXX00	3466.59	1	0	0	#	6.750	0.000	2745.59	999.0	0	444	BUFORD	30519	67	38.78		03/29/2007	610130	N	0	10	419	05/01/2007	05/17/2007	699	405	100	488104	CMI	N
0757985879	50	11	P	1	7.375	3	232000	232000	70531	05/01/2007	04/01/2037	1425.83	360	359	C	80	ID	05/01/2007	567	CMI	290000	0	1	1	XXXXXXXXXX00	1607.83	1	0	0	#	7.375	0.000	1425.83	999.0	0	444	MERIDIAN	83646	1	41.8		03/15/2007	290000	N	0	10	421	05/01/2007	05/17/2007	729	417	95	232000	CMI	N
0758915409	10	12	P	1	6.25	3	500000	499525.25	70530	05/01/2007	04/01/2037	3078.59	360	359	C	80	PA	05/01/2007	35	CMI	642400	0	1	1	XXXXXXXXX000	3486.59	1	0	0	#	0.000	0.000	0	0.0	0	0	LAKE HARMONY	18624	13	46.95		03/30/2007	625000	N	0	10	0	05/01/2007	05/17/2007	711	107	80	499525.25	CMI	N
0758925639	10	11	P	1	6.25	3	550000	550000	70530	06/01/2007	05/01/2037	3386.44	360	360	C	75.085	NY	05/01/2007	35	CMI	733000	0	1	1	XXXXXXXXX000	3714.44	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11218	24	31.04		04/18/2007	732500	N	0	10	0	05/01/2007	05/17/2007	778	115	75.08	550000	CMI	N
0758945649	36	11	P	1	6.25	0	787500	787500	70531	05/01/2007	04/01/2037	4101.56	360	359	C	75	NY	05/01/2007	567	CMI	1060000	0	1	1	XXXXXXXXX000	4101.56	1	0	0	#	6.250	0.000	4101.56	999.0	0	444	NEW YORK	10024	31	30.53		03/27/2007	1050000	N	0	10	0	05/01/2007	05/17/2007	717	122	75	787500	CMI	N
0758985329	50	21	N	1	6.375	3	609000	608435.94	70530	05/01/2007	04/01/2037	3799.37	360	359	C	55.363	CA	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	3799.37	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA ROSA	95405	49	13.91		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	794	115	64.55	608435.94	CMI	N
0758985869	10	11	P	1	6.5	3	439500	439002.69	70530	05/01/2007	04/01/2037	2777.94	360	359	C	75	NY	05/01/2007	35	CMI	586000	0	1	1	XXXXXXXXX000	3322.94	1	0	0	#	0.000	0.000	0	0.0	0	0	HUNTINGTON	11743	52	44.58		03/26/2007	586000	N	0	10	0	05/01/2007	05/17/2007	775	107	75	439002.69	CMI	N
0758995789	21	11	P	1	6.25	3	770000	770000	70530	06/01/2007	05/01/2037	4741.02	360	360	C	48.109	OH	05/01/2007	35	CMI	1730000	0	1	1	XXXXXXXXX000	6874.02	1	0	0	#	0.000	0.000	0	0.0	0	0	CINCINNATI	45208	31	77.12		04/05/2007	1600515	N	0	10	0	05/01/2007	05/17/2007	778	122	48.11	770000	CMI	N
0766925269	10	21	N	1	6.375	0	466500	466500	70530	06/01/2007	05/01/2037	2910.35	360	360		47.846	MN	06/01/2007	35	CMI	975000	0	1	1	XXXXXXXXXXX0	2910.35	1	0	0	#	0.000	0.000	0	0.0	0	0	RICE	56367	5	21.73		04/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	817	123	47.85	466067.93	CMI	N
0768915049	10	11	P	1	6	3	692000	692000	70531	05/01/2007	04/01/2037	3460	360	359	C	80	NJ	05/01/2007	567	CMI	865000	0	1	1	XXXXXXXXX000	4633	1	0	0	#	6.000	0.000	3460	999.0	0	444	WAYNE	7470	16	0		03/30/2007	865000	N	0	10	0	05/01/2007	05/17/2007	791	115	82.89	692000	CMI	N
0768985139	50	11	P	1	6.25	3	600000	599430.7	70530	05/01/2007	04/01/2037	3694.3	360	359	C	55.658	WA	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	4639.3	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTH BEND	98045	17	59.27		03/19/2007	1078000	N	0	146	992	05/01/2007	05/17/2007	697	122	55.66	599430.7	CMI	Y
0776925739	10	21	E	1	6.5	3	454000	454000	70530	06/01/2007	05/01/2037	2869.58	360	360	C	69.846	CA	05/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXXX0	3260.58	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95124	43	39.5		04/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	700	104	69.85	454000	CMI	N
0777905749	10	11	P	1	5.75	3	481000	479011.95	70515	05/01/2007	04/01/2022	3994.27	180	179	C	76.228	NC	06/01/2007	31	CMI	720000	0	1	1	XXXXXXXXXX00	4655.27	1	0	0	#	0.000	0.000	0	0.0	0	0	DURHAM	27705	32	30.38		03/30/2007	631000	N	0	10	0	05/01/2007	05/17/2007	791	118	76.23	477312.95	CMI	N
0777965729	10	11	P	1	6.25	3	747500	737500	70531	05/01/2007	04/01/2037	3841.15	360	359	C	65	CT	05/01/2007	567	CMI	1150000	0	1	1	XXXXXXXXXX00	5201.15	1	0	0	#	6.250	0.000	3893.23	999.0	0	444	EASTON	6612	1	34.13		03/30/2007	1150000	N	0	10	0	05/01/2007	05/17/2007	807	116	65	737500	CMI	N
0777995099	10	11	P	1	6.375	3	580000	579462.8	70530	05/01/2007	04/01/2037	3618.45	360	359	C	80	CA	06/01/2007	35	CMI	725000	0	1	1	XXXXXXXXXX00	3618.45	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA CLARA	95051	43	38.75		03/26/2007	725000	N	0	10	0	05/01/2007	05/17/2007	768	115	90	578922.75	CMI	N
0778905479	36	21	N	1	6.25	0	531000	531000	70530	06/01/2007	05/01/2037	3269.46	360	360	C	43.346	NY	05/01/2007	35	CMI	1225000	0	1	1	XXXXXXXX0000	3269.46	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10024	31	34.82		04/27/2007	0	N	0	10	0	05/01/2007	05/17/2007	741	117	43.35	531000	CMI	N
0778925189	36	11	P	1	6.5	3	600000	600000	70531	06/01/2007	05/01/2037	3250	360	360	C	80	NY	05/01/2007	567	CMI	850000	0	1	1	XXXXXXXX0000	3250	1	0	0	#	6.500	0.000	3250	999.0	0	444	NEW YORK	10025	31	43.91		04/17/2007	750000	N	0	10	0	05/01/2007	05/17/2007	786	115	93.33	600000	CMI	N
0778935049	11	11	P	1	6.375	3	550000	549993.88	70531	05/01/2007	04/01/2037	2921.84	360	359	C	46.61	DC	05/01/2007	567	CMI	1190000	0	1	1	XXXXXXXX0000	3493.84	1	0	0	#	6.375	0.000	2921.88	999.0	0	444	WASHINGTON	20003	1	43		03/28/2007	1180000	N	0	146	992	05/01/2007	05/17/2007	788	116	46.61	549993.88	CMI	Y
0778985149	10	11	P	1	6.125	3	705000	705000	70530	06/01/2007	05/01/2037	4283.65	360	360	C	73.821	CA	05/01/2007	35	CMI	955000	0	1	1	XXXXXXXX0000	5274.65	1	0	0	#	0.000	0.000	0	0.0	0	0	LONG BEACH	90803	19	0		03/29/2007	955000	N	0	10	0	05/01/2007	05/17/2007	710	122	73.82	705000	CMI	N
0779965479	36	11	P	1	6.5	3	612000	611446	70530	05/01/2007	04/01/2037	3868.26	360	359	C	80	NY	05/01/2007	35	CMI	765000	0	1	1	XXXXXXX00000	3868.26	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10022	31	35.99		03/21/2007	765000	N	0	10	0	05/01/2007	05/17/2007	788	116	80	611446	CMI	N
0786915639	50	21	N	1	6.5	3	444000	444000	70530	06/01/2007	05/01/2037	2806.38	360	360	C	58.039	CO	05/01/2007	35	CMI	765000	0	1	1	XXXXXXXXXXX0	3561.38	1	0	0	#	0.000	0.000	0	0.0	0	0	THORNTON	80241	1	39.88		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	786	107	58.04	444000	CMI	N
0786945729	10	21	E	1	6.875	3	500000	500000	70530	06/01/2007	05/01/2037	3284.64	360	360	C	78.74	MA	05/01/2007	35	CMI	635000	0	1	1	XXXXXXXXXXX0	3789.64	1	0	0	#	0.000	0.000	0	0.0	0	0	WAKEFIELD	1880	9	38.32		04/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	734	107	78.74	500000	CMI	N
0786955779	10	11	P	1	6.25	3	712000	712000	70531	06/01/2007	05/01/2037	3708.33	360	360	C	69.803	WA	05/01/2007	567	CMI	1025000	0	1	1	XXXXXXXXXXX0	4236.33	1	0	0	#	6.250	0.000	3708.33	999.0	0	444	KIRKLAND	98033	17	24.79		04/16/2007	1020000	N	0	10	0	05/01/2007	05/17/2007	749	122	69.8	712000	CMI	N
0786965429	10	21	E	1	6.5	3	124800	124687.18	70530	05/01/2007	04/01/2037	788.82	360	359	C	80	NM	05/01/2007	35	CMI	156000	0	1	1	XXXXXXXXXXX0	899.82	1	0	0	#	0.000	0.000	0	0.0	0	0	ALBUQUEQUE	87121	1	42.43		03/15/2007	0	N	0	10	418	05/01/2007	05/17/2007	659	414	80	124687.18	CMI	N
0786975009	50	21	N	1	6.5	0	479500	479500	70530	06/01/2007	05/01/2037	3030.76	360	360	C	64.362	CA	06/01/2007	35	CMI	745000	0	1	1	XXXXXXXXXXX0	3030.76	1	0	0	#	0.000	0.000	0	0.0	0	0	HERCULES	94547	7	30.92		04/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	731	107	64.36	479066.53	CMI	N
0787965579	14	11	P	1	6.375	0	616000	616000	70530	06/01/2007	05/01/2037	3843.04	360	360	C	69.604	NY	05/01/2007	35	CMI	885000	0	1	1	XXXXXXXXXX00	4203.04	2	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11220	24	26.18		04/10/2007	885000	N	0	10	0	05/01/2007	05/17/2007	663	122	86.55	616000	CMI	N
0787975079	50	21	E	1	6.375	3	1000000	1000000	70531	05/01/2007	04/01/2037	5312.5	360	359	C	55.555	DC	05/01/2007	567	CMI	1800000	0	1	1	XXXXXXXXXX00	5312.5	1	0	0	#	6.375	0.000	5312.5	999.0	0	444	WASHINGTON	20007	1	41.5		03/23/2007	0	N	0	10	811	05/01/2007	05/17/2007	790	117	61.11	1000000	CMI	N
0787985029	31	11	P	1	6.125	3	776800	776800	70530	06/01/2007	05/01/2037	4719.92	360	360	C	80	NY	05/01/2007	35	CMI	983000	0	1	1	XXXXXXXXXX00	4719.92	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10005	31	37.48		04/06/2007	971000	N	0	146	992	05/01/2007	05/17/2007	688	110	80	776800	CMI	Y
0787995039	10	21	E	1	6.375	3	464000	463570.24	70530	05/01/2007	04/01/2037	2894.76	360	359	C	76.821	MD	05/01/2007	35	CMI	604000	0	1	1	XXXXXXXXXX00	3262.76	1	0	0	#	0.000	0.000	0	0.0	0	0	CHESTERTOWN	21620	15	64.27		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	730	107	76.82	463570.24	CMI	N
0788995909	23	11	P	1	6	0	680000	679300	70535	05/01/2007	04/01/2037	4076.94	360	359	C	80	CA	05/01/2007	35	CMI	850000	0	1	1	XXXXXXXX0000	4076.94	1	0	0	#	0.000	0.000	0	0.0	0	0	REDONDO BEACH	90278	19	32.4		03/22/2007	850000	N	0	10	0	05/01/2007	05/17/2007	754	118	80	679300	CMI	N
0796945919	10	21	N	1	6.5	0	443500	443500	70530	06/01/2007	05/01/2037	2803.22	360	360	C	78.495	NJ	05/01/2007	35	CMI	565000	0	1	1	XXXXXXXXXXX0	3552.22	1	0	0	#	0.000	0.000	0	0.0	0	0	FORKED RIV	8731	15	42.14		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	632	115	78.5	443500	CMI	N
0796975319	10	21	N	1	6.75	3	417000	417000	70530	06/01/2007	05/01/2037	2704.65	360	360	C	52.784	CA	05/01/2007	35	CMI	790000	0	1	1	XXXXXXXXXXX0	2776.65	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94116	38	34.01		04/06/2007	0	N	0	10	420	05/01/2007	05/17/2007	757	416	52.78	417000	CMI	N
0797915309	50	21	N	1	7.125	3	620000	619504.2	70530	05/01/2007	04/01/2037	4177.05	360	359	C	77.5	CA	05/01/2007	35	CMI	800000	0	1	1	XXXXXXXXXX00	4177.05	1	0	0	#	0.000	0.000	0	0.0	0	0	BREA	92821	30	44.16		03/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	753	107	77.5	619504.2	CMI	N
0797945949	10	21	E	1	6.375	3	423750	423750	70530	06/01/2007	05/01/2037	2643.65	360	360	C	75	NY	05/01/2007	35	CMI	565000	0	1	1	XXXXXXXXX000	3467.65	1	0	0	#	0.000	0.000	0	0.0	0	0	WHITE PLAINS	10607	60	50.84		04/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	662	107	75	423750	CMI	N
0797955819	10	21	N	1	6.375	3	534000	532992.88	70530	05/01/2007	04/01/2037	3331.47	360	359	C	49.126	CA	05/01/2007	35	CMI	1087000	0	1	1	XXXXXXXXX000	3331.47	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95120	43	21.37		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	786	115	49.13	532992.88	CMI	N
0797985179	10	21	N	1	6.5	3	465000	464479.63	70530	05/01/2007	04/01/2037	2939.12	360	359	C	79.122	IN	05/01/2007	35	CMI	587700	0	1	1	XXXXXXXXXX00	3076.12	1	0	0	#	0.000	0.000	0	0.0	0	0	GOSHEN	46526	20	37.12		03/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	761	107	79.12	464479.63	CMI	N
0798915709	50	21	E	1	6.5	3	480000	478684.9	70530	03/01/2007	02/01/2037	3033.93	360	357	C	80	NV	05/01/2007	35	CMI	600000	0	1	1	XXXXXXXX0000	3397.93	1	0	0	#	0.000	0.000	0	0.0	0	0	HENDERSON	89074	2	87.19		01/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	682	107	80	478684.9	CMI	N
0798915809	50	11	P	1	6	3	610000	610000	70535	06/01/2007	05/01/2037	3657.26	360	360	C	76.729	IL	05/01/2007	35	CMI	795000	0	1	1	XXXXXXXX0000	3657.26	1	0	0	#	0.000	0.000	0	0.0	0	0	BATAVIA	60510	45	31.48		04/16/2007	795000	N	0	10	0	05/01/2007	05/17/2007	660	118	76.73	610000	CMI	N
0798925619	36	21	E	1	6.5	3	82305	82137.18	70530	05/01/2007	04/01/2027	613.64	240	239	C	37.411	NJ	05/01/2007	35	CMI	220000	0	1	1	XXXXXXXX0000	613.64	1	0	0	#	0.000	0.000	0	0.0	0	0	GUTTENBERG	7093	9	24.85		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	703	117	37.41	82137.18	CMI	N
0941229862	10	21	E	1	6.25	0	700000	698668.16	70530	04/01/2007	03/01/2037	4310.02	360	358	C01	58.333	AZ	04/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXXX00	4792.8	1	0	0	#	0.000	0.000	0	0.0	0	0	CHANDLER	85224	7	40.9		02/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	761	123	58.33	699335.81	CMI	N
0941259852	50	11	P	1	6.25	0	995000	695000	70531	04/01/2007	03/01/2037	3619.79	360	358	C	69.434	TX	05/01/2007	567	CMI	1440000	0	1	1	XXXXXXXXXX00	3619.79	1	0	0	#	6.250	0.000	5182.29	0.0	0	0	HOUSTON	77024	101	35.11		02/20/2007	1433000	N	0	10	0	05/01/2007	05/17/2007	780	122	69.43	695000	CMI	N
0941259872	50	21	E	1	6.375	0	428500	427303.05	70530	03/01/2007	02/01/2037	2673.28	360	357	C	79.351	GA	05/01/2007	35	CMI	540000	0	1	1	XXXXXXXXXX00	3171.31	1	0	0	#	0.000	0.000	0	0.0	0	0	CUMMING	30040	58	28.26		01/31/2007	0	N	0	10	0	05/01/2007	05/17/2007	671	123	79.35	427303.05	CMI	N
0941259882	50	21	N	1	6	0	500000	499002.01	70530	04/01/2007	03/01/2037	2997.75	360	358	C	58.823	VA	05/01/2007	35	CMI	850000	0	1	1	XXXXXXXXXX00	3599.16	1	0	0	#	0.000	0.000	0	0.0	0	0	GAINESVILLE	20155	72	44.25		02/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	790	123	58.82	499002.01	CMI	N
0941259892	10	11	P	1	6.25	0	601600	600455.39	70530	04/01/2007	03/01/2037	3704.15	360	358	C	80	NY	05/01/2007	35	CMI	752000	0	1	1	XXXXXXXXXX00	4585.11	1	0	0	#	0.000	0.000	0	0.0	0	0	ANCRAM	12502	11	13.04		02/02/2007	762500	N	0	10	0	05/01/2007	05/17/2007	683	122	80	600455.39	CMI	N
0941269742	10	21	N	1	6.375	0	504000	503063.64	70530	04/01/2007	03/01/2037	3144.31	360	358	C	80	CA	05/01/2007	35	CMI	630000	0	1	1	XXXXXXXXXXX0	3144.31	1	0	0	#	0.000	0.000	0	0.0	0	0	OJAI	93023	1	39.68		02/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	754	123	80	503063.64	CMI	N
0941269862	10	11	P	1	6.125	0	545600	544536.72	70530	04/01/2007	03/01/2037	3315.12	360	358	C01	80	MN	04/01/2007	35	CMI	690000	0	1	1	XXXXXXXXXX00	3315.12	1	0	0	#	0.000	0.000	0	0.0	0	0	WAYZATA	55391	27	27.43		02/15/2007	682000	N	0	10	0	05/01/2007	05/17/2007	702	122	80	545069.71	CMI	N
0941269892	10	11	P	1	6	0	430000	427035.45	70515	04/01/2007	03/01/2022	3628.58	180	178	C	55.251	NY	05/01/2007	31	CMI	845000	0	1	1	XXXXXXXXXX00	3808.01	1	0	0	#	0.000	0.000	0	0.0	0	0	SHOREHAM	11786	52	49.5		02/16/2007	778256	N	0	10	0	05/01/2007	05/17/2007	709	122	55.25	427035.45	CMI	N
0941279852	10	21	N	1	6.375	0	492000	490625.66	70530	03/01/2007	02/01/2037	3069.44	360	357	C	80	CA	05/01/2007	35	CMI	615000	0	1	1	XXXXXXXXXX00	3069.44	1	0	0	#	0.000	0.000	0	0.0	0	0	LIVERMORE	94550	1	37.89		01/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	678	123	80	490625.66	CMI	N
0941279872	10	11	P	1	6.125	0	463200	462297.3	70530	04/01/2007	03/01/2037	2814.45	360	358	C	80	WA	05/01/2007	35	CMI	580000	0	1	1	XXXXXXXXXX00	3286.98	1	0	0	#	0.000	0.000	0	0.0	0	0	SPOKANE	99203	32	20.91		02/09/2007	579000	N	0	10	0	05/01/2007	05/17/2007	739	122	80	462297.3	CMI	N
0941279882	50	11	P	1	6.125	0	512000	510499.45	70530	03/01/2007	02/01/2037	3110.97	360	357	C	80	WA	05/01/2007	35	CMI	640000	0	1	1	XXXXXXXXXX00	3630.26	1	0	0	#	0.000	0.000	0	0.0	0	0	SAMMAMISH	98074	17	41.03		01/26/2007	640000	N	0	10	0	05/01/2007	05/17/2007	785	122	80	510499.45	CMI	N
0941289852	10	11	P	1	6.5	0	88900	88900	70531	04/01/2007	03/01/2037	481.54	360	358	C01	74.083	IL	04/01/2007	567	CMI	140000	0	1	1	XXXXXXXXXX00	712.71	1	0	0	#	6.500	0.000	481.54	0.0	0	0	CHICAGO	60649	16	26.45		02/21/2007	120000	N	0	10	0	05/01/2007	05/17/2007	691	122	74.08	88900	CMI	N
0941299742	10	21	E	1	6.625	0	475000	475000	70531	04/01/2007	03/01/2037	2622.4	360	358	C	76	UT	05/01/2007	567	CMI	625000	0	1	1	XXXXXXXXXXX0	2968.65	1	0	0	#	6.625	0.000	2622.4	999.0	0	444	LINDON	84042	25	42.8		02/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	711	123	76	475000	CMI	N
0941299872	50	11	P	1	6.375	0	496000	496000	70531	03/01/2007	02/01/2037	2635	360	357	C	80	PA	06/01/2007	567	CMI	625000	0	1	1	XXXXXXXXXX00	2635	1	0	0	#	6.375	0.000	2635	0.0	0	0	LAFAYETTE HILL	19444	46	36.05		02/02/2007	620000	N	0	10	0	05/01/2007	05/17/2007	710	122	80	496000	CMI	N
0951209872	10	11	P	1	6.25	0	520000	520000	70531	04/01/2007	03/01/2037	2708.33	360	358	C01	68.421	CA	04/01/2007	567	CMI	832000	0	1	1	XXXXXXXXXX00	2708.33	1	0	0	#	0.000	0.000	0	0.0	0	0	SACRAMENTO	95864	34	27.45		02/01/2007	760000	N	0	10	0	05/01/2007	05/17/2007	778	122	68.42	520000	CMI	N
0951239072	10	11	P	1	6.375	0	459900	459239.24	70531	02/01/2007	01/01/2037	2439.71	360	356	C	79.996	CA	05/01/2007	567	CMI	600000	0	1	1	XXXXXXXXX000	3096.98	1	0	0	#	6.375	0.000	2443.22	999.0	0	444	UPLAND	91786	36	43.51		12/22/2006	574900	N	0	10	0	05/01/2007	05/17/2007	759	122	80	459239.24	CMI	N
0951289052	50	21	N	1	6.125	0	931000	924954.26	70530	01/01/2007	12/01/2036	5656.85	360	355	C01	71.068	CA	05/01/2007	35	CMI	1310000	0	1	1	XXXXXXXXXX00	5656.85	1	0	0	#	0.000	0.000	0	0.0	0	0	LADERA RANCH	92694	30	43.29		11/17/2006	0	N	0	10	0	05/01/2007	05/17/2007	697	123	71.07	924954.26	CMI	N
0951299052	50	21	N	1	5.75	0	675000	672160.71	70530	02/01/2007	01/01/2037	3939.12	360	356	C	67.231	VA	05/01/2007	35	CMI	1004000	0	1	1	XXXXXXXXXX00	4707.73	1	0	0	#	0.000	0.000	0	0.0	0	0	DUNN LORING	22027	29	32.81		12/20/2006	0	N	0	10	0	05/01/2007	05/17/2007	771	123	67.23	672160.71	CMI	N
1707975539	10	21	N	1	6.25	3	363000	362655.58	70530	05/01/2007	04/01/2037	2235.05	360	359	C	64.821	CA	05/01/2007	35	CMI	560000	0	1	1	XXXXXXXXXX00	2235.05	1	0	0	#	0.000	0.000	0	0.0	0	0	GARDEN GROVE	92844	30	30.02		03/16/2007	0	N	0	10	420	05/01/2007	05/17/2007	801	416	64.82	362655.58	CMI	N
1708915549	50	21	N	1	6.125	3	562500	561953.29	70530	05/01/2007	04/01/2037	3417.8	360	359	C	57.106	MO	05/01/2007	35	CMI	985000	0	1	1	XXXXXXXXX000	3417.8	1	0	0	#	0.000	0.000	0	0.0	0	0	KANSAS CITY	64113	48	15.15		03/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	724	107	57.11	561953.29	CMI	N
1708945279	23	11	P	1	6.5	3	536000	535515.45	70530	05/01/2007	04/01/2037	3387.88	360	359	C	80	CA	05/01/2007	35	CMI	670000	0	1	1	XXXXXXXXX000	3387.88	1	0	0	#	0.000	0.000	0	0.0	0	0	BEVERLY HILLS	90211	19	34.37		03/16/2007	670000	N	0	10	0	05/01/2007	05/17/2007	750	107	80	535515.45	CMI	N
1708985809	10	11	P	1	6.5	3	576000	575479.29	70530	05/01/2007	04/01/2037	3640.71	360	359	C	80	CA	05/01/2007	35	CMI	720000	0	1	1	XXXXXXXXX000	3640.71	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95132	43	33.47		03/13/2007	720000	N	0	10	0	05/01/2007	05/17/2007	701	116	80	575479.29	CMI	N
1709905799	50	21	E	1	6.625	3	165000	164854.43	70530	05/01/2007	04/01/2037	1056.51	360	359	C	70	IN	05/01/2007	35	CMI	180000	0	1	1	XXXXXXXX0000	1294.51	1	0	0	#	0.000	0.000	0	0.0	0	0	FT WAYNE	46845	2	22.68	DC	03/10/2007	0	N	0	10	0	05/01/2007	05/17/2007	742	123	91.67	164854.43	CMI	N
1709965949	50	11	P	1	5.875	3	508000	507482.07	70535	05/01/2007	04/01/2037	3005.01	360	359	C	80	FL	05/01/2007	35	CMI	635000	0	1	1	XXXXXXXX0000	3577.01	1	0	0	#	0.000	0.000	0	0.0	0	0	WINTER GARDEN	34787	48	30.34		03/30/2007	635000	N	0	10	0	05/01/2007	05/17/2007	767	118	80	507482.07	CMI	N
1709995079	50	11	P	1	6.375	3	530000	528365.17	70530	05/01/2007	04/01/2037	3306.51	360	359	C	63.855	MI	06/01/2007	35	CMI	830000	0	1	1	XXXXXXXX0000	4426.51	1	0	0	#	0.000	0.000	0	0.0	0	0	NOVI	48374	63	30.71		03/16/2007	830000	N	0	10	0	05/01/2007	05/17/2007	679	110	69.88	527865.6	CMI	N
1710906269	10	11	P	1	6.375	0	1370000	1368731.11	70530	05/01/2007	04/01/2037	8547.02	360	359	C	63.133	NY	05/01/2007	35	CMI	2250000	0	1	1	XXXXXX000000	8547.02	1	0	0	#	0.000	0.000	0	0.0	0	0	RYE	10580	60	35.54		03/27/2007	2170000	N	0	10	0	05/01/2007	05/17/2007	730	122	63.13	1368731.11	CMI	N
1717905389	10	11	P	1	6	0	460000	460000	70530	06/01/2007	05/01/2037	2757.93	360	360	C	67.349	MN	05/01/2007	35	CMI	690000	0	1	1	XXXXXXXXXX00	2757.93	1	0	0	#	0.000	0.000	0	0.0	0	0	VICTORIA	55386	10	33.49		04/27/2007	683000	N	0	10	0	05/01/2007	05/17/2007	788	107	67.35	460000	CMI	N
1718945439	10	21	E	1	6.125	3	432000	432000	70530	06/01/2007	05/01/2027	3126.22	240	240	C	80	NY	05/01/2007	35	CMI	540000	0	1	1	XXXXXXXXX000	3969.22	1	0	0	#	0.000	0.000	0	0.0	0	0	BELLMORE	11710	30	0		04/11/2007	0	N	0	10	0	05/01/2007	05/17/2007	647	123	80	432000	CMI	N
1718985189	10	21	E	1	6.375	3	640000	640000	70531	05/01/2007	04/01/2037	3400	360	359	C	69.189	CA	05/01/2007	567	CMI	925000	0	1	1	XXXXXXXXX000	3806	1	0	0	#	6.375	0.000	3400	999.0	0	444	MOUNTAIN VIEW	94043	43	36.03		03/01/2007	0	N	0	10	0	05/01/2007	05/17/2007	781	107	69.19	639999.84	CMI	N
1719965659	10	21	N	1	6.5	3	438750	438750	70531	03/01/2007	02/01/2037	2376.56	360	357	C	77.654	MA	05/01/2007	567	CMI	565000	0	1	1	XXXXXXXX0000	2885.56	1	0	0	#	6.500	0.000	2376.56	999.0	0	444	GROVELAND	1834	5	42.86		02/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	689	107	77.65	438750	CMI	N
1721916799	10	21	N	1	6.875	3	445000	442724.53	70530	12/01/2006	11/01/2036	2923.33	360	354	C	76.724	VA	05/01/2007	35	CMI	580000	0	1	1	XXXX00000000	3693.12	1	0	0	#	0.000	0.000	0	0.0	0	0	ROANOKE	24018	77	60.1		09/29/2006	0	N	0	10	0	05/01/2007	05/17/2007	667	107	76.72	442724.53	CMI	N
1727915009	10	21	E	1	6.75	0	595000	595000	70530	06/01/2007	05/01/2037	3859.16	360	360		69.186	MN	06/01/2007	35	CMI	860000	0	1	1	XXXXXXXXXX00	3859.16	1	0	0	#	0.000	0.000	0	0.0	0	0	EDINA	55424	27	29.64		04/27/2007	0	N	0	10	0	05/01/2007	05/17/2007	778	104	69.19	594487.72	CMI	N
1727985919	10	21	E	1	6.375	3	425000	425000	70530	06/01/2007	05/01/2037	2651.44	360	360	C	56.666	CA	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXX00	2651.44	1	0	0	#	0.000	0.000	0	0.0	0	0	CLAYTON	94517	7	40.53		04/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	723	107	56.67	425000	CMI	N
1727995249	10	21	E	1	6.25	3	320000	320000	70530	06/01/2007	05/01/2037	1970.3	360	360	C	77.669	MA	05/01/2007	35	CMI	412000	0	1	1	XXXXXXXXXX00	2340.3	1	0	0	#	0.000	0.000	0	0.0	0	0	SEEKONK	2771	3	37.53		04/17/2007	0	N	0	10	0	05/01/2007	05/17/2007	641	123	77.67	320000	CMI	N
1728905249	21	21	N	1	6.5	3	581000	581000	70531	05/01/2007	04/01/2037	3147.08	360	359	C	48.619	FL	05/01/2007	567	CMI	1195000	0	1	1	XXXXXXXXX000	4656.08	1	0	0	#	6.500	0.000	3147.08	999.0	0	444	MIAMI BEACH	33139	13	52.74		03/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	622	107	48.62	581000	CMI	N
1728915669	10	21	N	1	6.25	3	712500	711823.9	70530	05/01/2007	04/01/2037	4386.99	360	359	C	63.333	MA	05/01/2007	35	CMI	1125000	0	1	1	XXXXXXXXX000	5420.99	1	0	0	#	0.000	0.000	0	0.0	0	0	MEDFIELD	2052	11	23.72		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	767	123	63.33	711823.9	CMI	N
1728925129	10	11	P	1	6.375	3	750000	750000	70531	04/01/2007	03/01/2037	3984.38	360	358	C	73.601	CT	05/01/2007	567	CMI	1102000	0	1	1	XXXXXXXXX000	5115.38	1	0	0	#	6.375	0.000	3984.38	999.0	0	444	FAIRFIELD	6824	1	30.88		03/02/2007	1019000	N	0	10	0	05/01/2007	05/17/2007	743	115	73.6	750000	CMI	N
1728965019	50	21	N	1	6.25	3	492000	491533.17	70530	05/01/2007	04/01/2037	3029.33	360	359	C	80	CA	05/01/2007	35	CMI	615000	0	1	1	XXXXXXXXX000	3029.33	1	0	0	#	0.000	0.000	0	0.0	0	0	CHINO HILLS	91709	36	35.49		02/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	761	107	80	491533.17	CMI	N
1728975219	10	11	P	1	6.375	3	692000	691259.07	70530	05/01/2007	04/01/2037	4317.18	360	359	C	80	AZ	05/01/2007	35	CMI	865000	0	1	1	XXXXXXXXX000	4806.18	1	0	0	#	0.000	0.000	0	0.0	0	0	TUCSON	85716	10	5.43		03/12/2007	865000	N	0	10	0	05/01/2007	05/17/2007	771	107	80	691259.07	CMI	N
1728985179	10	11	P	1	5.875	3	700000	700000	70531	06/01/2007	05/01/2037	3427.09	360	360	C	68.627	CT	05/01/2007	567	CMI	1150000	0	1	1	XXXXXXXXX000	4820.09	1	0	0	#	5.875	0.000	3427.09	999.0	0	444	RIDGEFIELD	6877	1	41.46		04/13/2007	1020000	N	0	10	0	05/01/2007	05/17/2007	808	107	68.63	700000	CMI	N
1728995099	10	11	P	1	6.25	3	625000	624998.38	70531	05/01/2007	04/01/2037	3255.2	360	359	C	64.102	MA	05/01/2007	567	CMI	990000	0	1	1	XXXXXXXXX000	3925.2	1	0	0	#	6.250	0.000	3255.21	999.0	0	444	DOVER	2030	11	38.73		03/16/2007	975000	N	0	10	0	05/01/2007	05/17/2007	752	107	64.1	624998.37	CMI	N
1728995159	10	11	P	1	6.125	3	630400	629787.29	70530	05/01/2007	04/01/2037	3830.38	360	359	C	80	NY	05/01/2007	35	CMI	788000	0	1	1	XXXXXXXXX000	4607.38	1	0	0	#	0.000	0.000	0	0.0	0	0	WILLISTON PK	11596	30	33.44		03/28/2007	800000	N	0	10	0	05/01/2007	05/17/2007	794	115	84.39	629787.29	CMI	N
1729975649	36	11	P	1	6.125	3	450000	450000	70530	06/01/2007	05/01/2037	2734.25	360	360	C	41.666	NY	05/01/2007	35	CMI	1080000	0	1	1	XXXXXXXX0000	2734.25	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	21.51		04/11/2007	1080000	N	0	10	0	05/01/2007	05/17/2007	708	115	41.67	450000	CMI	N
1729995209	36	11	P	1	6.25	3	450000	449573.02	70530	05/01/2007	04/01/2037	2770.73	360	359	C	78.947	NY	05/01/2007	35	CMI	570000	0	1	1	XXXXXXXX0000	2770.73	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	42.06		03/28/2007	570000	N	0	10	0	05/01/2007	05/17/2007	779	110	78.95	449573.02	CMI	N
1729995449	10	21	E	1	6.25	3	468934	468489.05	70530	05/01/2007	04/01/2037	2887.31	360	359	C	56.498	CA	05/01/2007	35	CMI	830000	0	1	1	XXXXXXXX0000	3367.31	1	0	0	#	0.000	0.000	0	0.0	0	0	SELMA	93662	10	23.88		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	663	123	69.99	468489.05	CMI	N
1736925889	10	26	E	1	6.875	0	163000	163000	70531	06/01/2007	05/01/2037	933.85	360	360	C	32.929	NY	06/01/2007	567	CMI	495000	0	1	1	XXXXXXXXXXX0	933.85	1	0	0	#	6.875	0.000	933.85	999.0	0	444	ROSEDALE	11422	41	23.23		04/26/2007	0	N	0	10	421	05/01/2007	05/17/2007	724	417	32.93	163000	CMI	N
1737905889	10	11	P	1	6.375	3	999950	999023.84	70530	05/01/2007	04/01/2037	6238.39	360	359	C	75.071	NV	05/01/2007	35	CMI	1350000	0	1	1	XXXXXXXXXX00	7022.39	1	0	0	#	0.000	0.000	0	0.0	0	0	LAS VEGAS	89131	2	36.22		03/16/2007	1332000	N	0	10	0	05/01/2007	05/17/2007	701	122	75.07	999023.84	CMI	N
1737975649	10	21	E	1	6.375	3	439000	438593.4	70530	05/01/2007	04/01/2037	2738.79	360	359	C	72.561	NY	05/01/2007	35	CMI	605000	0	1	1	XXXXXXXXXX00	3843.79	1	0	0	#	0.000	0.000	0	0.0	0	0	SAINT JAMES	11780	52	58.12		03/06/2007	0	N	0	10	418	05/01/2007	05/17/2007	661	403	72.56	438593.4	CMI	N
1737975679	10	21	N	1	6.25	3	510000	509516.09	70530	05/01/2007	04/01/2037	3140.16	360	359	C	53.684	MA	05/01/2007	35	CMI	950000	0	1	1	XXXXXXXXXX00	3872.16	1	0	0	#	0.000	0.000	0	0.0	0	0	SCITUATE	2066	12	33.91		03/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	740	107	64.21	509516.09	CMI	N
1737985289	10	21	N	1	6.375	0	750000	749305.36	70530	05/01/2007	04/01/2037	4679.02	360	359	C	68.181	MO	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXXX00	5569.02	1	0	0	#	0.000	0.000	0	0.0	0	0	ST LOUIS	63141	95	47.3		03/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	702	123	68.18	749305.36	CMI	N
1737995619	50	11	P	1	6.25	0	460000	459529.95	70530	05/01/2007	04/01/2036	2865.88	348	347	C	80	NC	05/01/2007	35	CMI	575000	0	1	1	XXXXXXXXXX00	2865.88	1	0	0	#	0.000	0.000	0	0.0	0	0	LELAND	28451	10	32.21		04/03/2007	586000	N	0	10	0	05/01/2007	05/17/2007	724	116	80	459529.95	CMI	N
1738915579	10	11	P	1	6.375	3	700000	699351.66	70530	05/01/2007	04/01/2037	4367.09	360	359	C	68.292	NY	05/01/2007	35	CMI	1025000	0	1	1	XXXXXXXXX000	5079.09	1	0	0	#	0.000	0.000	0	0.0	0	0	WILLISTON PK	11596	30	17.46		03/27/2007	1025000	N	0	10	0	05/01/2007	05/17/2007	797	115	68.29	699351.66	CMI	N
1738935009	10	21	N	1	6.375	0	674800	674175.01	70530	05/01/2007	04/01/2037	4209.87	360	359	C	74.977	IL	05/01/2007	35	CMI	900000	0	1	1	XXXXXXXXX000	5640.87	1	0	0	#	0.000	0.000	0	0.0	0	0	HOMEWOOD	60430	16	35.07		03/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	681	107	82.3	674175.01	CMI	N
1738945489	10	21	E	1	6.5	3	500000	500000	70530	06/01/2007	05/01/2037	3160.34	360	360	C	71.428	NY	05/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	4166.34	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW CITY	10956	44	57.75		04/11/2007	0	N	0	10	0	05/01/2007	05/17/2007	774	123	71.43	500000	CMI	N
1738955289	10	21	E	1	6.5	0	509000	509000	70530	06/01/2007	05/01/2037	3217.23	360	360	C	23.136	NV	05/01/2007	35	CMI	2200000	0	1	1	XXXXXXXXX000	4241.23	1	0	0	#	0.000	0.000	0	0.0	0	0	RENO	89511	16	36.37		04/18/2007	0	N	0	10	0	05/01/2007	05/17/2007	713	117	23.14	509000	CMI	N
1738975089	10	11	P	1	6.375	3	1364000	1364000	70530	06/01/2007	05/01/2037	8509.59	360	360	C	80	MA	05/01/2007	35	CMI	1725000	0	1	1	XXXXXXXXX000	10589.59	1	0	0	#	0.000	0.000	0	0.0	0	0	MILTON	2186	11	24.12		04/02/2007	1705000	N	0	146	992	05/01/2007	05/17/2007	696	122	80	1364000	CMI	Y
1738975129	10	21	N	1	6.25	3	695000	694340.56	70530	05/01/2007	04/01/2037	4279.23	360	359	C	57.916	CT	05/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXX000	4279.23	1	0	0	#	0.000	0.000	0	0.0	0	0	STAMFORD	6903	1	27.67		03/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	792	107	57.92	694340.56	CMI	N
1738985829	21	12	P	1	6.5	3	1000000	1000000	70531	06/01/2007	05/01/2037	5416.67	360	360	C	72.992	NY	05/01/2007	567	CMI	1370000	0	1	1	XXXXXXXXX000	5467.67	1	0	0	#	6.500	0.000	5416.67	999.0	0	444	LONG ISLAND CITY	11101	41	33.85		04/06/2007	1370000	N	0	146	0	05/01/2007	05/17/2007	748	122	72.99	1000000	CMI	Y
1738995199	14	11	P	1	5.875	3	684000	684000	70515	06/01/2007	05/01/2022	5725.89	180	180	C	75	NY	05/01/2007	31	CMI	920000	0	1	1	XXXXXXXXX000	5725.89	2	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11219	24	36.05		04/12/2007	912000	N	0	10	0	05/01/2007	05/17/2007	704	115	75	684000	CMI	N
1746935059	10	21	N	1	6.375	0	653000	651787.17	70530	04/01/2007	03/01/2037	4073.87	360	358	C	68.376	CA	06/01/2007	35	CMI	955000	0	1	1	XXXXXXXXXXX0	4983.87	1	0	0	#	0.000	0.000	0	0.0	0	0	VISALIA	93277	54	44.41		02/21/2007	0	N	0	10	0	05/01/2007	05/17/2007	718	107	68.38	651175.92	CMI	N
1747995039	10	21	E	1	7.375	0	517300	516906.38	70530	05/01/2007	04/01/2037	3572.86	360	359	C	70	CA	05/01/2007	35	CMI	739000	0	1	1	XXXXXXXXXX00	3572.86	1	0	0	#	0.000	0.000	0	0.0	0	0	DIAMOND BAR	91765	19	36.83		03/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	689	107	70	516906.38	CMI	N
1748905149	10	21	N	1	6.125	0	545000	545000	70530	06/01/2007	05/01/2037	3311.48	360	360	C	68.553	NJ	05/01/2007	35	CMI	795000	0	1	1	XXXXXXXXX000	4329.48	1	0	0	#	0.000	0.000	0	0.0	0	0	METUCHEN	8840	12	29.22		04/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	787	107	90	545000	CMI	N
1748905669	10	11	P	1	6.25	0	462000	462000	70530	06/01/2007	05/01/2037	2844.61	360	360	C	70	CT	05/01/2007	35	CMI	660000	0	1	1	XXXXXXXXX000	3901.61	1	0	0	#	0.000	0.000	0	0.0	0	0	TOLLAND	6084	7	34.9		04/30/2007	687016	N	0	10	0	05/01/2007	05/17/2007	780	107	70	462000	CMI	N
1748915029	10	21	E	1	6	3	595000	594107.67	70530	05/01/2007	04/01/2037	3567.33	360	359	C	70	NY	05/01/2007	35	CMI	850000	0	1	1	XXXXXXXXX000	3567.33	1	0	0	#	0.000	0.000	0	0.0	0	0	HUNTINGTON	11746	52	52.89		03/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	701	123	70	594107.67	CMI	N
1748945699	23	11	P	1	6.25	3	552225	551174.33	70530	04/01/2007	03/01/2037	3400.14	360	358	C	75	MA	05/01/2007	35	CMI	748000	0	1	1	XXXXXXXXX000	3755.14	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON CENTRE	2459	9	28.16		03/01/2007	736300	N	0	10	0	05/01/2007	05/17/2007	757	107	75	551174.33	CMI	N
1748965539	50	12	P	1	6.375	0	600000	599444.28	70530	05/01/2007	04/01/2037	3743.22	360	359	C	68.571	FL	05/01/2007	35	CMI	900000	0	1	1	XXXXXXXXX000	3743.22	1	0	0	#	0.000	0.000	0	0.0	0	0	TARPON SPRINGS	34688	52	33.91		04/02/2007	875000	N	0	10	0	05/01/2007	05/17/2007	766	122	68.57	599444.28	CMI	N
1748995249	31	11	P	1	6.375	3	625000	625000	70531	06/01/2007	05/01/2037	3320.31	360	360	C	45.955	NY	05/01/2007	567	CMI	1364000	0	1	1	XXXXXXXXX000	3320.31	1	0	0	#	6.375	0.000	3320.31	999.0	0	444	BROOKLYN	11201	24	26.21		04/05/2007	1360000	N	0	10	0	05/01/2007	05/17/2007	787	110	45.96	625000	CMI	N
1757915799	10	11	P	1	6.25	0	548000	548000	70530	06/01/2007	05/01/2037	3374.13	360	360	C	80	TX	05/01/2007	35	CMI	685000	0	1	1	XXXXXXXXXX00	3374.13	1	0	0	#	0.000	0.000	0	0.0	0	0	HOUSTON	77005	101	27.19		04/05/2007	685000	N	0	10	0	05/01/2007	05/17/2007	722	107	80	548000	CMI	N
1757925079	10	11	P	1	6.375	0	816000	816000	70530	06/01/2007	05/01/2037	5090.78	360	360	C	80	TX	05/01/2007	35	CMI	1055000	0	1	1	XXXXXXXXXX00	6103.78	1	0	0	#	0.000	0.000	0	0.0	0	0	HOUSTON	77005	101	36.81		04/16/2007	1020000	N	0	10	0	05/01/2007	05/17/2007	724	122	95	816000	CMI	N
1757925819	10	11	P	1	6.125	3	875000	874149.15	70530	05/01/2007	04/01/2037	5316.59	360	359	C	77.777	NV	05/01/2007	35	CMI	1250000	0	1	1	XXXXXXXXXX00	6222.59	1	0	0	#	0.000	0.000	0	0.0	0	0	RENO	89511	16	28.73		03/21/2007	1125000	N	0	10	0	05/01/2007	05/17/2007	773	122	77.78	874149.15	CMI	N
1758945619	10	21	E	1	6.25	3	1000000	999051.16	70530	05/01/2007	04/01/2037	6157.17	360	359	C	45.977	NY	05/01/2007	35	CMI	2175000	0	1	1	XXXXXXXXX000	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	ST JAMES	11780	52	28.12		03/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	637	123	45.98	999051.16	CMI	N
1758985189	23	11	P	1	6	3	552000	551450.48	70535	05/01/2007	04/01/2037	3309.52	360	359	C	73.404	CA	05/01/2007	35	CMI	752000	0	1	1	XXXXXXXXX000	4029.52	1	0	0	#	0.000	0.000	0	0.0	0	0	SUNNYVALE	94086	43	31.07		03/12/2007	752000	N	0	10	0	05/01/2007	05/17/2007	788	118	73.4	551450.48	CMI	N
1758985469	21	11	P	1	6.375	3	443950	443950	70531	05/01/2007	04/01/2037	2358.48	360	359	C	79.99	VA	05/01/2007	567	CMI	555000	0	1	1	XXXXXXXXX000	2720.48	1	0	0	#	6.375	0.000	2358.48	999.0	0	444	MC LEAN	22102	29	40.19		03/29/2007	555000	N	0	10	0	05/01/2007	05/17/2007	768	115	94.99	443950	CMI	N
1759925849	10	21	N	1	6.375	3	1500000	1494526	70530	03/01/2007	02/01/2037	9358.05	360	357	C	68.181	CA	06/01/2007	35	CMI	2200000	0	1	1	XXXXXXX00000	9358.05	1	0	0	#	0.000	0.000	0	0.0	0	0	HILLSBOROUGH	94010	41	37.19		01/17/2007	0	N	0	10	0	05/01/2007	05/17/2007	698	114	75	1493107.62	CMI	N
1759995779	50	21	E	1	6.375	3	648000	647399.82	70530	05/01/2007	04/01/2037	4042.68	360	359	C	64.8	CA	05/01/2007	35	CMI	1000000	0	1	1	XXXXXXX00000	4042.68	1	0	0	#	0.000	0.000	0	0.0	0	0	REDWOOD CITY	94065	41	46.98		02/28/2007	0	N	0	10	0	05/01/2007	05/17/2007	674	123	64.8	647399.82	CMI	N
1767945069	23	11	P	1	6.125	3	1150000	1148882.27	70530	05/01/2007	04/01/2037	6987.52	360	359	C	72.796	CA	05/01/2007	35	CMI	1650000	0	1	1	XXXXXXXXXX00	6987.52	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94118	38	24.92		03/21/2007	1579750	N	0	10	811	05/01/2007	05/17/2007	786	115	72.8	1148882.27	CMI	N
1767945889	10	21	E	1	6.5	0	461000	461000	70530	06/01/2007	05/01/2037	2913.83	360	360	C	75.573	NY	05/01/2007	35	CMI	610000	0	1	1	XXXXXXXXXX00	3130.83	1	0	0	#	0.000	0.000	0	0.0	0	0	ACCORD	12404	56	36.05		04/27/2007	0	N	0	10	0	05/01/2007	05/17/2007	669	107	75.57	461000	CMI	N
1767955469	50	11	P	8	6.5	3	434000	433573.83	70530	05/01/2007	04/01/2037	2743.18	360	359	C	82.21	CA	05/01/2007	35	CMI	531000	0	1	1	XXXXXXXXXX00	3566.18	1	0	0	#	0.000	0.000	0	0.0	0	0	BEAUMONT	92223	33	34.67	ID	03/08/2007	527910	N	12	10	0	05/01/2007	05/17/2007	668	107	82.21	433573.83	CMI	N
1767985329	10	21	N	1	6.375	3	507700	507096.16	70530	05/01/2007	04/01/2037	3167.39	360	359	C	73.05	MA	05/01/2007	35	CMI	695000	0	1	1	XXXXXXXXXX00	3866.39	1	0	0	#	0.000	0.000	0	0.0	0	0	MALBOROUGH	1752	9	48.24		03/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	695	107	76.65	507096.16	CMI	N
1770946939	36	11	P	1	6	3	417000	416584.87	70530	05/01/2007	04/01/2037	2500.13	360	359	C	32.076	NY	05/01/2007	35	CMI	1300000	0	1	1	XXXXX0000000	2500.13	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	0		03/21/2007	1300000	N	0	10	0	05/01/2007	05/17/2007	768	111	34	416584.87	CMI	N
1777905929	10	11	P	1	6.5	3	216000	215804.73	70530	05/01/2007	04/01/2037	1365.27	360	359	C	80	CA	05/01/2007	35	CMI	285000	0	1	1	XXXXXXXXXX00	1365.27	1	0	0	#	0.000	0.000	0	0.0	0	0	HANFORD	93230	16	26.85		03/21/2007	270000	N	0	10	421	05/01/2007	05/17/2007	757	417	100	215804.73	CMI	N
1777935069	10	21	N	1	6.25	3	591000	591000	70531	06/01/2007	05/01/2037	3078.13	360	360	C	48.641	MA	05/01/2007	567	CMI	1215000	0	1	1	XXXXXXXXXX00	3896.13	1	0	0	#	6.250	0.000	3078.13	999.0	0	444	WELLESLEY	2481	11	23.33		04/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	754	117	48.64	591000	CMI	N
1777945189	10	21	E	1	6.375	3	496000	495540.61	70530	05/01/2007	04/01/2037	3094.39	360	359	C	51.937	CA	05/01/2007	35	CMI	955000	0	1	1	XXXXXXXXXX00	3675.39	1	0	0	#	0.000	0.000	0	0.0	0	0	DANA POINT	92629	30	50.43		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	772	107	51.94	495540.61	CMI	N
1778955409	10	11	P	1	6.125	3	456000	456000	70530	06/01/2007	05/01/2037	2770.7	360	360	C	80	NJ	05/01/2007	35	CMI	572000	0	1	1	XXXXXXXX0000	3627.7	1	0	0	#	0.000	0.000	0	0.0	0	0	BRIDGEWATER	8807	18	26.98		04/09/2007	570000	N	0	10	0	05/01/2007	05/17/2007	788	115	95	456000	CMI	N
1778975519	36	11	P	1	6.25	3	455000	455000	70530	06/01/2007	05/01/2037	2801.51	360	360	C	66.423	NY	05/01/2007	35	CMI	685000	0	1	1	XXXXXXXX0000	2801.51	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10016	31	20.89		04/10/2007	685000	N	0	10	0	05/01/2007	05/17/2007	761	116	66.42	455000	CMI	N
1778975869	36	11	P	1	6.25	3	451350	447981.14	70530	05/01/2007	04/01/2037	2779.04	360	359	C	76.5	NY	06/01/2007	35	CMI	600000	0	1	1	XXXXXXXX0000	2779.04	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10022	31	25.37		03/19/2007	590000	N	0	10	0	05/01/2007	05/17/2007	660	115	76.5	447535.34	CMI	N
1779905719	50	21	E	1	6.25	0	471500	470829.42	70530	05/01/2007	04/01/2037	2903.11	360	359	C	64.237	VA	06/01/2007	35	CMI	734000	0	1	1	XXXXXXX00000	3588.11	1	0	0	#	0.000	0.000	0	0.0	0	0	VIENNA	22182	29	30.43		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	651	123	64.24	470378.55	CMI	N
1786915969	10	21	N	1	6.125	3	350000	350000	70531	05/01/2007	04/01/2037	1786.46	360	359	C	77.777	OR	05/01/2007	567	CMI	450000	0	1	1	XXXXXXXXXXX0	2108.46	1	0	0	#	6.125	0.000	1786.46	999.0	0	444	PORTLAND	97213	26	42.74		03/24/2007	0	N	0	10	420	05/01/2007	05/17/2007	802	416	77.78	350000	CMI	N
1787935289	10	21	N	1	6.25	0	830000	830000	70530	06/01/2007	05/01/2037	5110.45	360	360	C	48.255	MA	05/01/2007	35	CMI	1720000	0	1	1	XXXXXXXXXX00	5569.45	1	0	0	#	0.000	0.000	0	0.0	0	0	NATICK	1760	9	22.65		04/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	710	107	48.26	830000	CMI	N
1787945259	10	21	E	1	6.5	3	454400	453851.33	70530	05/01/2007	04/01/2037	2872.12	360	359	C	80	CA	05/01/2007	35	CMI	568000	0	1	1	XXXXXXXXXX00	3162.12	1	0	0	#	0.000	0.000	0	0.0	0	0	HACIENDA HTS	91745	19	43.97		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	672	123	80	453851.33	CMI	N
1787955789	10	11	P	1	6.125	0	536000	536000	70530	06/01/2007	05/01/2037	3256.79	360	360	C	80	NY	05/01/2007	35	CMI	670000	0	1	1	XXXXXXXXXX00	4300.79	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW CITY	10956	44	47.22		04/18/2007	670000	N	0	10	0	05/01/2007	05/17/2007	785	107	94.99	536000	CMI	N
1787985159	10	21	N	1	6.375	3	460000	459573.95	70530	05/01/2007	04/01/2037	2869.8	360	359	C01	80	MI	05/01/2007	35	CMI	575000	0	1	1	XXXXXXXXXX00	3837.8	1	0	0	#	0.000	0.000	0	0.0	0	0	NOVI	48374	63	39.28		03/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	679	107	88.7	459573.95	CMI	N
1788915199	10	11	P	1	5.625	3	594000	594000	70515	06/01/2007	05/01/2022	4892.97	180	180	C	54.296	PA	05/01/2007	31	CMI	1115000	0	1	1	XXXXXXXX0000	6697.97	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIXVILLE	19460	15	35.43		04/12/2007	1094000	N	0	10	0	05/01/2007	05/17/2007	682	118	54.3	594000	CMI	N
1788975099	36	12	P	1	6.5	3	777000	777000	70531	05/01/2007	04/01/2037	4208.75	360	359	C	70	NY	05/01/2007	567	CMI	1110000	0	1	1	XXXXXXXX0000	4208.75	1	0	0	#	6.500	0.000	4208.75	999.0	0	444	NEW YORK	10024	31	36.09		03/29/2007	1110000	N	0	10	0	05/01/2007	05/17/2007	764	115	75	777000	CMI	N
1788975459	21	11	P	1	6.375	3	948000	946239.26	70530	04/01/2007	03/01/2037	5914.29	360	358	C	80	NY	05/01/2007	35	CMI	1185000	0	1	1	XXXXXXXX0000	6573.29	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10011	31	37.6		02/27/2007	1185000	N	0	10	0	05/01/2007	05/17/2007	794	115	90	946239.26	CMI	N
1788995119	36	11	P	1	6.375	0	573000	573000	70531	06/01/2007	05/01/2037	3044.06	360	360	C	74.126	NY	05/01/2007	567	CMI	775000	0	1	1	XXXXXXXX0000	3044.06	1	0	0	#	6.375	0.000	3044.06	999.0	0	444	NEW YORK	10025	31	33.77		04/12/2007	773000	N	0	10	0	05/01/2007	05/17/2007	771	115	74.13	573000	CMI	N
1789995219	36	11	P	1	6.25	3	472000	471302.14	70530	05/01/2007	04/01/2037	2906.19	360	359	C	80	NY	05/01/2007	35	CMI	590000	0	1	1	XXXXXX000000	2906.19	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10014	31	36.18		03/26/2007	590000	N	0	10	0	05/01/2007	05/17/2007	783	115	80	471302.14	CMI	N
1794986209	10	21	N	1	6	3	537621	536547.92	70530	04/01/2007	03/01/2037	3223.31	360	358	C	79.647	NY	05/01/2007	35	CMI	675000	0	1	1	000000000000	3223.31	1	0	0	#	0.000	0.000	0	0.0	0	0	HADLEY	12835	46	37.15		06/09/2006	0	N	0	146	992	05/01/2007	05/17/2007	788	123	79.65	536547.92	CMI	Y
1796925489	33	21	N	1	6.25	3	144350	144350	70530	06/01/2007	05/01/2037	888.79	360	360	C	67.769	NV	05/01/2007	35	CMI	213000	0	1	1	XXXXXXXXXXX0	950.79	1	0	0	#	0.000	0.000	0	0.0	0	0	LAS VEGAS	89118	2	45.98		04/05/2007	0	N	0	10	418	05/01/2007	05/17/2007	725	403	99.23	144350	CMI	N
1797925629	10	21	N	1	6.25	3	619000	618412.67	70530	05/01/2007	04/01/2037	3811.29	360	359	C	63.487	MN	05/01/2007	35	CMI	975000	0	1	1	XXXXXXXXX000	4625.29	1	0	0	#	0.000	0.000	0	0.0	0	0	EDINA	55439	27	47.53		03/28/2007	0	N	0	10	0	05/01/2007	05/17/2007	780	107	63.49	618412.67	CMI	N
1797935419	10	21	E	1	6.375	3	475000	475000	70530	06/01/2007	05/01/2027	3506.6	240	240	C	74.803	MA	05/01/2007	35	CMI	635000	0	1	1	XXXXXXXXX000	4157.6	1	0	0	#	0.000	0.000	0	0.0	0	0	SWAMPSCOTT	1907	5	50.39		04/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	759	107	74.8	475000	CMI	N
1797945149	10	21	N	1	6.125	0	994000	993033.89	70530	05/01/2007	04/01/2037	6039.65	360	359	C	62.125	MN	05/01/2007	35	CMI	1600000	0	1	1	XXXXXXXXXX00	7756.65	1	0	0	#	0.000	0.000	0	0.0	0	0	WAYZATA	55391	27	31.19		03/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	795	123	62.13	993033.89	CMI	N
1797955889	10	11	P	1	6.125	3	848000	847175.79	70530	05/01/2007	04/01/2037	5152.54	360	359	C	80	OR	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	5566.54	1	0	0	#	0.000	0.000	0	0.0	0	0	SPRINGFIELD	97478	20	18.82		03/26/2007	1060000	N	0	10	0	05/01/2007	05/17/2007	723	116	80	847175.79	CMI	N
1797965289	11	11	P	1	6.125	3	508000	507506.26	70530	05/01/2007	04/01/2037	3086.66	360	359	C	80	CA	05/01/2007	35	CMI	635000	0	1	1	XXXXXXXXXX00	3086.66	1	0	0	#	0.000	0.000	0	0.0	0	0	CYPRESS	90630	30	32.05		03/19/2007	635000	N	0	10	0	05/01/2007	05/17/2007	752	115	90	507506.26	CMI	N
1797965789	36	11	P	1	6	3	117600	117600	70530	06/01/2007	05/01/2037	705.07	360	360	C	80	NY	05/01/2007	35	CMI	147000	0	1	1	XXXXXXXXX000	705.07	1	0	0	#	0.000	0.000	0	0.0	0	0	ASTORIA	11106	41	21.51		04/23/2007	147000	N	0	10	0	05/01/2007	05/17/2007	721	122	80	117600	CMI	N
1797975629	10	21	N	1	6.25	3	993000	992057.81	70530	05/01/2007	04/01/2037	6114.07	360	359	C	72.218	OH	05/01/2007	35	CMI	1375000	0	1	1	XXXXXXXXX000	7254.07	1	0	0	#	0.000	0.000	0	0.0	0	0	COLUMBUS	43221	25	38.65		03/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	791	115	72.22	992057.81	CMI	N
1797985639	50	21	N	1	6.125	3	462000	461550.97	70530	05/01/2007	04/01/2037	2807.16	360	359	C	79.93	MD	05/01/2007	35	CMI	578000	0	1	1	XXXXXXXXX000	3301.16	1	0	0	#	0.000	0.000	0	0.0	0	0	UPPER MARLBORO	20772	17	38.4		03/28/2007	0	N	0	10	0	05/01/2007	05/17/2007	759	107	79.93	461550.97	CMI	N
1797995459	10	11	P	1	6.25	3	752000	752000	70530	06/01/2007	05/01/2037	4630.19	360	360	C	78.991	CA	05/01/2007	35	CMI	952000	0	1	1	XXXXXXXXX000	4630.19	1	0	0	#	0.000	0.000	0	0.0	0	0	BELMONT	94002	41	40.56		04/17/2007	952000	N	0	10	0	05/01/2007	05/17/2007	791	116	78.99	752000	CMI	N
1799985349	36	11	P	1	6.375	0	464800	464800	70530	06/01/2007	05/01/2037	2899.75	360	360	C	80	NY	05/01/2007	35	CMI	585000	0	1	1	XXXXXX000000	2899.75	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	17.27		04/23/2007	581000	N	0	10	0	05/01/2007	05/17/2007	724	116	80	464800	CMI	N
1941219872	10	11	P	1	6.125	0	1000000	1000000	70531	04/01/2007	03/01/2037	5104.17	360	358	C	78.431	NY	05/01/2007	567	CMI	1310000	0	1	1	XXXXXXXXXX00	7737.02	1	0	0	#	6.125	0.000	5104.17	0.0	0	0	WOODBURY	11797	30	37.21		02/14/2007	1275000	N	0	10	0	05/01/2007	05/17/2007	671	122	78.43	1000000	CMI	N
1941229882	10	11	P	1	6.125	0	452000	451119.12	70530	04/01/2007	03/01/2037	2746.4	360	358	C	80	CA	05/01/2007	35	CMI	565000	0	1	1	XXXXXXXXXX00	2746.4	1	0	0	#	0.000	0.000	0	0.0	0	0	OCEANSIDE	92054	37	44.14		02/05/2007	565000	N	0	10	0	05/01/2007	05/17/2007	796	122	80	451119.12	CMI	N

MORTGAGE LOAN SCHEDULE CONTINUED

Loan numbere	Property	Occupancy	purp	loan type	Note Rate	Pool.	Orig Balance	issue_bal	commit .	first due	mat date	CUR P&I	orig term	Remain Term	delq_cons	origLTV	state	PTD	Prod	inv/serv	APPR	pledge cd	lien pos	pmt freq	delqhis	total pmt	Units	int method	pmt type	mod code	orig rate	margin	Original P&I	neg am % limit	neg am code	ARM plan	city	zip	County	backratio	pmi	orig date	Sale Pric	buydown code	mi cov %	prog type	sub prog type	issue date	file date	Org FICO	Documentation	Comb LTV	curr upb	Primary Servicer	High Net Worth
1941239892	10	21	N	1	6.625	0	750000	750000.01	70531	04/01/2007	03/01/2037	4140.62	360	358	C	75	GA	05/01/2007	567	CMI	1000000	0	1	1	XXXXXXXXXX00	4932.11	1	0	0	#	6.625	0.000	4140.62	0.0	0	0	ROOPVILLE	30170	22	44.04		02/07/2007	0	N	0	10	0	05/01/2007	05/17/2007	701	123	75	750000.01	CMI	N
1941249862	23	21	N	1	6.625	0	176000	176000	70531	04/01/2007	03/01/2037	971.67	360	358	C	80	WA	05/01/2007	567	CMI	220000	0	1	1	XXXXXXXXXX00	1148.29	1	0	0	#	6.625	0.000	971.67	0.0	0	0	SHORELINE	98155	17	16.59		02/07/2007	0	N	0	10	0	05/01/2007	05/17/2007	739	123	80	176000	CMI	N
1941259882	10	21	N	1	7.875	0	554147	552535.62	70530	04/01/2007	03/01/2037	4017.95	360	358	C	79.163	CA	06/01/2007	35	CMI	700000	0	1	1	XXXXXXXXXX00	4017.95	1	0	0	#	0.000	0.000	0	0.0	0	0	LA PALMA	90623	30	9.11		02/01/2007	0	N	0	10	0	05/01/2007	05/17/2007	775	123	79.16	552143.68	CMI	N
1941269742	10	21	N	1	6.375	0	530000	529015.61	70530	04/01/2007	03/01/2037	3306.52	360	358	C01	65.512	NJ	05/01/2007	35	CMI	809000	0	1	1	XXXXXXXXXXX0	3306.52	1	0	0	#	0.000	0.000	0	0.0	0	0	MONTGOMERY TOWNSHIP	8502	5	36.94		02/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	661	123	65.51	529015.61	CMI	N
1941269882	10	21	E	1	6.25	0	500000	497043.48	70530	04/01/2007	03/01/2037	3078.59	360	358	C	62.111	NY	05/01/2007	35	CMI	805000	0	1	1	XXXXXXXXXX00	4604.58	1	0	0	#	0.000	0.000	0	0.0	0	0	GREENLAWN	11740	52	32.23		02/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	729	123	62.11	497043.48	CMI	N
1941279872	50	21	E	1	6.5	0	468000	468000	70531	04/01/2007	03/01/2037	2535	360	358	C	80	MD	05/01/2007	567	CMI	585000	0	1	1	XXXXXXXXXX00	3154.74	1	0	0	#	6.500	0.000	2535	0.0	0	0	UPPER MARLBORO	20774	17	44.92		02/07/2007	0	N	0	10	0	05/01/2007	05/17/2007	724	123	80	468000	CMI	N
1941279882	10	21	N	1	6.25	0	488000	487071.53	70530	04/01/2007	03/01/2037	3004.7	360	358	C	80	MA	05/01/2007	35	CMI	610000	0	1	1	XXXXXXXXXX00	3454.86	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST ROXBURY	2131	13	34.06		02/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	693	123	80	487071.53	CMI	N
1941289852	14	21	N	1	7.75	0	488500	484587.23	70530	04/01/2007	03/01/2037	3499.67	360	358	C	40.708	CA	05/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXXX00	3499.67	2	0	0	#	0.000	0.000	0	0.0	0	0	LONG BEACH	90803	19	49.85		02/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	802	123	40.71	484587.23	CMI	N
1941299852	10	21	N	1	6.25	0	835000	832276.34	70530	04/01/2007	03/01/2037	5141.24	360	358	C	75.909	MD	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXXX00	5933.99	1	0	0	#	0.000	0.000	0	0.0	0	0	CLARKSVILLE	21029	14	39.85		02/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	746	123	75.91	832276.34	CMI	N
1941299872	10	21	N	1	6.125	0	157400	157400	70531	04/01/2007	03/01/2037	803.4	360	358	C	78.7	VA	05/01/2007	567	CMI	200000	0	1	1	XXXXXXXXXX00	948.42	1	0	0	#	6.125	0.000	803.4	0.0	0	0	GLEN ALLEN	23060	43	30.98		02/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	772	123	78.7	157400	CMI	N
1951209872	10	21	N	1	7	0	515300	514452.76	70530	04/01/2007	03/01/2037	3428.3	360	358	C	75.779	NH	05/01/2007	35	CMI	680000	0	1	1	XXXXXXXXXX00	3428.3	1	0	0	#	0.000	0.000	0	0.0	0	0	BEDFORD	3110	6	35.76		02/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	664	123	75.78	514452.76	CMI	N
1951259052	50	11	P	1	6.375	0	475000	469346.47	70531	02/01/2007	01/01/2037	2493.4	360	356	C	66.901	CA	05/01/2007	567	CMI	720000	0	1	1	XXXXXXXXXX00	2493.4	1	0	0	#	6.375	0.000	2522.62	0.0	0	0	THOUSAND OAKS	91320	56	37.09		11/28/2006	710000	N	0	10	0	05/01/2007	05/17/2007	785	122	66.9	469346.47	CMI	N
1951289052	10	11	P	1	6.375	0	537600	534777.38	70530	01/01/2007	12/01/2036	3353.92	360	355	C	80	NJ	05/01/2007	35	CMI	675000	0	1	1	XXXXXXXXXX00	4225.62	1	0	0	#	0.000	0.000	0	0.0	0	0	SPRINGFIELD	7081	20	34.8		11/30/2006	672000	N	0	10	0	05/01/2007	05/17/2007	776	122	80	534777.38	CMI	N
1951299052	50	21	E	1	6.375	0	432000	430386.72	70530	02/01/2007	01/01/2037	2695.12	360	356	C	80	NJ	05/01/2007	35	CMI	540000	0	1	1	XXXXXXXXXX00	2695.12	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	8691	11	42.01		12/22/2006	0	N	0	10	0	05/01/2007	05/17/2007	661	123	80	430386.72	CMI	N
2701996009	50	11	P	1	6.25	3	720000	719316.84	70530	05/01/2007	04/01/2037	4433.16	360	359	C	79.988	PA	05/01/2007	35	CMI	901000	0	1	1	XXXX00000000	4433.16	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIXVILLE	19460	15	34.84		03/23/2007	900129	N	0	10	0	05/01/2007	05/17/2007	798	122	79.99	719316.84	CMI	N
2707905359	10	11	P	1	6.125	0	459000	459000	70531	06/01/2007	05/01/2037	2342.82	360	360	C	62.962	CA	05/01/2007	567	CMI	735000	0	1	1	XXXXXXXXXXX0	2342.82	1	0	0	#	6.125	0.000	2342.82	999.0	0	444	PLEASANTON	94566	1	54.08		04/17/2007	729001	N	0	10	0	05/01/2007	05/17/2007	801	107	62.96	459000	CMI	N
2707905559	10	11	P	1	6.875	0	650000	650000	70531	06/01/2007	05/01/2037	3723.96	360	360	C	78.787	FL	05/01/2007	567	CMI	830000	0	1	1	XXXXXXXXXX00	3723.96	1	0	0	#	6.875	0.000	3723.96	999.0	0	444	MIAMI	33143	13	33.35		04/04/2007	825000	N	0	10	0	05/01/2007	05/17/2007	786	107	78.79	650000	CMI	N
2707935589	50	21	E	1	6.625	3	502300	502300	70530	06/01/2007	05/01/2037	3216.28	360	360	C	65.66	NV	05/01/2007	35	CMI	765000	0	1	1	XXXXXXXXXX00	3709.28	1	0	0	#	0.000	0.000	0	0.0	0	0	LAS VEGAS	89128	2	34.28		04/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	778	107	65.66	502300	CMI	N
2708905979	10	11	P	1	5.875	3	610000	609999.65	70531	05/01/2007	04/01/2037	2986.46	360	359	C	76.25	MA	05/01/2007	567	CMI	800000	0	1	1	XXXXXXXXX000	3851.46	1	0	0	#	5.875	0.000	2986.46	999.0	0	444	WESTFORD	1886	9	91.93		03/29/2007	800000	N	0	10	0	05/01/2007	05/17/2007	709	107	76.25	609999.65	CMI	N
2708915579	10	21	E	1	6.5	3	482000	481564.26	70530	05/01/2007	04/01/2037	3046.57	360	359	C	58.072	IL	05/01/2007	35	CMI	830000	0	1	1	XXXXXXXXX000	3426.57	1	0	0	#	0.000	0.000	0	0.0	0	0	DOWNERS GROVE	60516	22	53.61		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	742	107	58.07	481564.26	CMI	N
2708935929	50	11	P	1	5.5	3	725000	722399.06	70515	05/01/2007	04/01/2022	5923.86	180	179	C	66.21	CA	05/01/2007	31	CMI	1095000	0	1	1	XXXXXXXXX000	5923.86	1	4	0	#	5.500	0.000	5923.86	0.0	0	888	SIMI VALLEY	93065	56	47.26		03/21/2007	1095000	Y	0	10	0	05/01/2007	05/17/2007	778	118	86.21	722399.06	CMI	N
2708945469	36	11	P	1	6	0	117600	117600	70530	06/01/2007	05/01/2037	705.07	360	360	C	80	NY	05/01/2007	35	CMI	147000	0	1	1	XXXXXXXXX000	705.07	1	0	0	#	0.000	0.000	0	0.0	0	0	ASTORIA	11106	41	20.18		04/19/2007	147000	N	0	10	0	05/01/2007	05/17/2007	763	115	80	117600	CMI	N
2708965739	10	21	E	1	6.25	3	567000	566462.01	70530	05/01/2007	04/01/2037	3491.12	360	359	C	70	NY	06/01/2007	35	CMI	810000	0	1	1	XXXXXXXXX000	4350.12	1	0	0	#	0.000	0.000	0	0.0	0	0	LOCUST VALLEY	11560	30	16.81		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	707	114	70	565921.21	CMI	N
2708975499	14	21	N	1	7	3	1000000	999999.33	70531	05/01/2007	04/01/2037	5833.33	360	359	C	78.74	CA	05/01/2007	567	CMI	1270000	0	1	1	XXXXXXXXX000	5833.33	2	0	0	#	7.000	0.000	5833.33	999.0	0	444	SAN FRANCISCO	94122	38	25.82		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	751	115	78.74	999999.33	CMI	N
2708975719	36	11	P	1	6.375	3	600000	600000	70531	05/01/2007	04/01/2037	3187.5	360	359	C	60.301	NY	05/01/2007	567	CMI	1000000	0	1	1	XXXXXXXXX000	3187.5	1	0	0	#	6.375	0.000	3187.5	999.0	0	444	NEW YORK	10014	31	10.78		04/05/2007	995000	N	0	10	0	05/01/2007	05/17/2007	761	115	60.3	600000	CMI	N
2708975999	51	11	P	1	6.375	3	462000	462000	70531	05/01/2007	04/01/2037	2454.38	360	359	C	56.896	CA	06/01/2007	567	CMI	812000	0	1	1	XXXXXXXXX000	3299.38	1	0	0	#	6.375	0.000	2454.38	999.0	0	444	SAM RAMON	94582	7	28.02		02/28/2007	812000	N	0	10	0	05/01/2007	05/17/2007	786	107	81.53	462000	CMI	N
2715987439	50	21	N	1	6.125	3	714236	709363.82	70515	04/01/2007	03/01/2022	6075.47	180	178	C	56.685	MI	05/01/2007	31	CMI	1260000	0	1	1	000000000000	6075.47	1	0	0	#	0.000	0.000	0	0.0	0	0	FARMINGTON HILLS	48331	63	14.37		05/31/2005	0	N	0	10	0	05/01/2007	05/17/2007	667	110	56.69	709363.82	CMI	N
2717935769	10	21	E	1	5.75	3	1000000	1000000	70515	06/01/2007	05/01/2022	8304.1	180	180	C	16.666	CA	05/01/2007	31	CMI	6000000	0	1	1	XXXXXXXXXX00	8304.1	1	0	0	#	0.000	0.000	0	0.0	0	0	DIABLO	94528	7	32.28		04/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	776	123	38.35	1000000	CMI	N
2717965379	10	21	N	1	6.25	3	593200	593200	70531	06/01/2007	05/01/2037	3089.58	360	360	C	72.341	CA	05/01/2007	567	CMI	820000	0	1	1	XXXXXXXXXX00	3089.58	1	0	0	#	6.250	0.000	3089.58	999.0	0	444	DALY CITY	94015	41	42.32		04/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	733	107	72.34	593200	CMI	N
2717995409	10	11	P	1	6.25	0	655000	655000	70535	06/01/2007	05/01/2037	4032.95	360	360	C	68.586	IL	05/01/2007	35	CMI	970000	0	1	1	XXXXXXXXXX00	4032.95	1	0	0	#	0.000	0.000	0	0.0	0	0	NAPERVILLE	60540	22	27.87		04/20/2007	955000	N	0	10	0	05/01/2007	05/17/2007	808	104	68.59	655000	CMI	N
2717995659	23	26	E	1	6	3	417000	417000	70531	06/01/2007	05/01/2037	2085	360	360	C	57.517	UT	05/01/2007	567	CMI	725000	0	1	1	XXXXXXXXXX00	2155	1	0	0	#	6.000	0.000	2085	999.0	0	444	PARK CITY	84060	22	29.04		04/21/2007	0	N	0	10	418	05/01/2007	05/17/2007	771	414	80	417000	CMI	N
2718925119	50	11	P	1	6.25	0	498400	497927.09	70530	05/01/2007	04/01/2037	3068.74	360	359	C	80	OH	05/01/2007	35	CMI	725000	0	1	1	XXXXXXXXX000	4360.74	1	0	0	#	0.000	0.000	0	0.0	0	0	CINCINNATI	45243	31	44.82		03/09/2007	623000	N	0	10	0	05/01/2007	05/17/2007	765	107	80	497927.09	CMI	N
2718935559	10	21	N	1	6.25	0	650000	649383.25	70530	05/01/2007	04/01/2037	4002.17	360	359	C	67.225	MS	05/01/2007	35	CMI	966900	0	1	1	XXXXXXXXX000	4236.17	1	0	0	#	0.000	0.000	0	0.0	0	0	MADISON	39110	45	40.64		03/28/2007	0	N	0	10	0	05/01/2007	05/17/2007	789	107	67.22	649383.25	CMI	N
2718955039	38	21	E	1	6.375	3	470000	470000	70531	02/01/2007	01/01/2037	2496.88	360	356	C	65.734	NY	05/01/2007	567	CMI	715000	0	1	1	XXXXXXXXX000	2496.88	1	0	0	#	6.375	0.000	2496.88	999.0	0	444	BROOKLYN	11231	24	30.71		12/22/2006	0	N	0	10	0	05/01/2007	05/17/2007	670	107	65.73	470000	CMI	N
2718965139	10	21	E	1	6.125	3	500000	498298.96	70515	05/01/2007	04/01/2022	4253.12	180	179	C	57.471	IL	05/01/2007	31	CMI	870000	0	1	1	XXXXXXXXX000	4253.12	1	0	0	#	0.000	0.000	0	0.0	0	0	RIVER FOREST	60305	16	24.82		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	762	117	57.47	498298.96	CMI	N
2718995339	11	21	N	1	6.25	3	625000	621855.05	70530	05/01/2007	04/01/2027	4568.31	240	239	C	62.5	CA	05/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXX000	5220.31	1	0	0	#	0.000	0.000	0	0.0	0	0	DANVILLE	94526	7	41.32		03/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	748	107	74.02	621855.05	CMI	N
2719995519	38	11	P	1	6.25	3	510000	509516.09	70530	05/01/2007	04/01/2037	3140.16	360	359	C	75	NY	05/01/2007	35	CMI	680000	0	1	1	XXXXXXXX0000	3140.16	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10011	31	31.58		03/21/2007	680000	N	0	69	0	05/01/2007	05/17/2007	732	122	75	509516.09	CMI	N
2726985449	50	21	E	1	6.875	0	460000	460000	70530	06/01/2007	05/01/2037	3021.87	360	360	C	80	AZ	05/01/2007	35	CMI	575000	0	1	1	XXXXXXXXXXXX	3228.87	1	0	0	#	0.000	0.000	0	0.0	0	0	FLAGSTAFF	86001	3	38.32		04/27/2007	0	N	0	10	0	05/01/2007	05/17/2007	754	107	80	460000	CMI	N
2727945899	10	21	E	1	5.875	3	455000	454527.6	70530	05/01/2007	04/01/2037	2691.5	360	359	C	63.636	CA	05/01/2007	35	CMI	715000	0	1	1	XXXXXXXXXX00	2691.5	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94112	38	29.78		03/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	759	107	63.64	454527.6	CMI	N
2727995369	51	11	P	1	6.25	3	423800	423397.8	70530	05/01/2007	04/01/2037	2609.41	360	359	C	79.998	MD	05/01/2007	35	CMI	536000	0	1	1	XXXXXXXXXX00	3208.41	1	0	0	#	0.000	0.000	0	0.0	0	0	PERRY HALL	21128	3	36.79		03/29/2007	529760	N	0	10	0	05/01/2007	05/17/2007	748	107	80	423397.8	CMI	N
2728965599	10	11	P	1	6.25	3	508000	508000	70530	06/01/2007	05/01/2037	3127.84	360	360	C	80	MA	05/01/2007	35	CMI	636000	0	1	1	XXXXXXXXX000	3845.84	1	0	0	#	0.000	0.000	0	0.0	0	0	HOPEDALE	1747	14	28.19		04/09/2007	635000	N	0	10	0	05/01/2007	05/17/2007	741	107	90	508000	CMI	N
2728985059	10	11	P	1	6.125	3	480000	479533.47	70530	05/01/2007	04/01/2037	2916.53	360	359	C	80	NY	05/01/2007	35	CMI	715000	0	1	1	XXXXXXXXX000	3410.53	1	0	0	#	0.000	0.000	0	0.0	0	0	FLUSHING	11358	41	33.57		03/30/2007	600000	N	0	10	0	05/01/2007	05/17/2007	754	115	80	479533.47	CMI	N
2728985529	50	11	P	1	6	3	570000	570000	70531	05/01/2007	04/01/2037	2850	360	359	C	71.698	TX	05/01/2007	567	CMI	925000	0	1	1	XXXXXXXXX000	4407	1	0	0	#	6.000	0.000	2850	999.0	0	444	AUSTIN	78730	227	38.71		03/19/2007	795000	N	0	10	0	05/01/2007	05/17/2007	732	118	71.7	570000	CMI	N
2728995409	50	11	P	1	6.25	3	500000	499525.58	70530	05/01/2007	04/01/2037	3078.59	360	359	C	43.383	CA	05/01/2007	35	CMI	1155000	0	1	1	XXXXXXXXX000	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	SUNLAND	91040	19	51.63		03/27/2007	1152500	N	0	146	992	05/01/2007	05/17/2007	817	122	43.38	499525.58	CMI	Y
2729975829	10	21	E	1	6.25	3	775000	774264.65	70530	05/01/2007	04/01/2037	4771.81	360	359	C	64.208	NY	05/01/2007	35	CMI	1207000	0	1	1	XXXXXXXX0000	4771.81	1	0	0	#	0.000	0.000	0	0.0	0	0	LARCHMONT	10538	60	36.25		03/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	700	123	64.21	774264.65	CMI	N
2737955439	50	21	N	1	7.375	0	721000	721000	70531	06/01/2007	05/01/2037	4431.15	360	360	C	70	NM	05/01/2007	567	CMI	1030000	0	1	1	XXXXXXXXXX00	5419.15	1	0	0	#	7.375	0.000	4431.15	999.0	0	444	ALBEQUERQUE	87120	1	34.34		04/04/2007	0	N	0	10	420	05/01/2007	05/17/2007	624	416	70	721000	CMI	N
2738965859	21	11	P	1	6.25	3	468000	467495.94	70530	05/01/2007	04/01/2037	2881.56	360	359	C	80	MA	05/01/2007	35	CMI	586000	0	1	1	XXXXXXXXX000	3264.56	1	0	0	#	0.000	0.000	0	0.0	0	0	BOSTON	2210	13	43.31		03/09/2007	585000	N	0	10	0	05/01/2007	05/17/2007	780	107	80	467495.94	CMI	N
2738995729	10	21	E	1	6	3	470000	469250	70530	05/01/2007	04/01/2037	2817.89	360	359	C	64.383	CA	05/01/2007	35	CMI	730000	0	1	1	XXXXXXXXX000	2817.89	1	0	0	#	0.000	0.000	0	0.0	0	0	ALTADENA AREA	91001	19	32.2		03/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	744	117	64.38	469250	CMI	N
2746935529	10	11	P	1	6.625	0	279900	279900	70531	06/01/2007	05/01/2037	1545.28	360	360	C	79.994	UT	05/01/2007	567	CMI	351000	0	1	1	XXXXXXXXXXX0	1753.28	1	0	0	#	6.625	0.000	1545.28	999.0	0	444	PLEASANT VIEW	84414	29	30.54		04/26/2007	349900	N	0	10	421	05/01/2007	05/17/2007	782	417	100	279900	CMI	N
2747935469	10	11	P	1	6.375	3	455000	454578.58	70530	05/01/2007	04/01/2037	2838.61	360	359	C	67.407	WA	05/01/2007	35	CMI	675000	0	1	1	XXXXXXXXXX00	3327.61	1	0	0	#	0.000	0.000	0	0.0	0	0	SEATTLE	98107	17	69.12		03/02/2007	675000	N	0	10	0	05/01/2007	05/17/2007	773	107	87.41	454578.58	CMI	N
2748935829	50	11	P	1	6.25	0	500000	500000	70531	04/01/2007	03/01/2037	2604.17	360	358	C	59.268	VA	05/01/2007	567	CMI	855000	0	1	1	XXXXXXXXX000	3170.17	1	0	0	#	6.250	0.000	2604.17	999.0	0	444	WARRENTON	20187	30	36.29		02/23/2007	843625	N	0	10	0	05/01/2007	05/17/2007	756	107	59.27	500000	CMI	N
2748945279	50	21	E	1	6.75	0	210000	210000	70531	05/01/2007	04/01/2037	1181.25	360	359	C	72.413	FL	05/01/2007	567	CMI	290000	0	1	1	XXXXXXXXX000	1434.25	1	0	0	#	6.750	0.000	1181.25	999.0	0	444	MINNEOLA	34715	35	49.45		03/12/2007	0	N	0	10	418	05/01/2007	05/17/2007	663	414	72.41	210000	CMI	N
2748955979	50	11	P	1	6	3	738400	738400	70535	06/01/2007	05/01/2037	4427.08	360	360	C	80	CA	05/01/2007	35	CMI	923000	0	1	1	XXXXXXXXX000	5311.08	1	0	0	#	0.000	0.000	0	0.0	0	0	THOUSAND OAKS	91361	56	31.8		04/06/2007	923000	N	0	10	0	05/01/2007	05/17/2007	736	112	89.99	738400	CMI	N
2749925749	38	11	P	1	6.25	3	1000000	999051.16	70530	05/01/2007	04/01/2037	6157.17	360	359	C	36.363	NY	05/01/2007	35	CMI	2750000	0	1	1	XXXXXXX00000	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10001	31	20.84		03/27/2007	2750000	N	0	10	0	05/01/2007	05/17/2007	776	115	36.36	999051.16	CMI	N
2749985319	11	11	P	1	5.75	3	680000	679290.03	70530	05/01/2007	04/01/2037	3968.3	360	359	C	80	NY	05/01/2007	35	CMI	850000	0	1	1	XXXXXXX00000	4513.3	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11218	24	41.91		03/23/2007	850000	N	0	10	0	05/01/2007	05/17/2007	782	115	95	679290.03	CMI	N
2749985419	10	21	E	1	6.125	3	750000	749271.05	70530	05/01/2007	04/01/2037	4557.08	360	359	C	57.692	CA	05/01/2007	35	CMI	1300000	0	1	1	XXXXXXX00000	4557.08	1	0	0	#	0.000	0.000	0	0.0	0	0	TARZANA	91356	19	4.29		03/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	712	117	57.69	749271.05	CMI	N
2757935709	10	21	N	1	6.375	3	630000	629416.5	70530	05/01/2007	04/01/2037	3930.38	360	359	C	74.117	CA	05/01/2007	35	CMI	850000	0	1	1	XXXXXXXXXX00	3930.38	1	0	0	#	0.000	0.000	0	0.0	0	0	WALNUT	91789	19	28.22		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	794	107	74.12	629416.5	CMI	N
2757955969	50	12	P	1	5.625	3	440000	440000	70515	06/01/2007	05/01/2022	3624.42	180	180	C	80	VA	05/01/2007	31	CMI	550000	0	1	1	XXXXXXXXXX00	3624.42	1	0	0	#	0.000	0.000	0	0.0	0	0	WINTERGREEN	22958	61	26.26		04/06/2007	550000	N	0	146	992	05/01/2007	05/17/2007	803	115	80	440000	CMI	Y
2766935489	10	21	N	1	6.25	0	755295	755295	70530	06/01/2007	05/01/2037	4650.48	360	360	C	47.652	UT	05/01/2007	35	CMI	1585000	0	1	1	XXXXXXXXXXX0	4650.48	1	0	0	#	0.000	0.000	0	0.0	0	0	BOUNTIFUL	84010	6	10.66		04/27/2007	0	N	0	10	418	05/01/2007	05/17/2007	773	403	47.65	755295	CMI	N
2767915169	50	11	P	1	6.125	0	1000000	1000000	70531	06/01/2007	05/01/2037	5104.17	360	360	C	80	AZ	05/01/2007	567	CMI	1250000	0	1	1	XXXXXXXXXX00	5639.17	1	0	0	#	6.125	0.000	5104.17	999.0	0	444	MESA	85213	7	0		04/25/2007	1250000	N	0	10	0	05/01/2007	05/17/2007	799	110	95	1000000	CMI	N
2767925199	10	11	P	1	6.25	3	480000	480000	70530	06/01/2007	05/01/2037	2955.44	360	360	C	80	CA	05/01/2007	35	CMI	645000	0	1	1	XXXXXXXXXX00	2955.44	1	0	0	#	0.000	0.000	0	0.0	0	0	TORRANCE	90505	19	25.65		04/06/2007	600000	N	0	10	0	05/01/2007	05/17/2007	783	115	80	480000	CMI	N
2767935149	21	12	P	1	6.125	3	650000	649368.24	70530	05/01/2007	04/01/2037	3949.47	360	359	C	65	FL	05/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXXX00	4596.47	1	0	0	#	0.000	0.000	0	0.0	0	0	BONITA SPRINGS	34134	11	58.91		03/23/2007	1000000	N	0	10	420	05/01/2007	05/17/2007	778	416	80	649368.24	CMI	N
2767945769	10	21	N	1	6.375	3	650000	646322.98	70530	05/01/2007	04/01/2037	4055.15	360	359	C	65.656	MN	05/01/2007	35	CMI	990000	0	1	1	XXXXXXXXXX00	4055.15	1	0	0	#	0.000	0.000	0	0.0	0	0	MAPLE GROVE	55311	27	25.83		03/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	795	115	86.97	646322.98	CMI	N
2767965809	50	21	N	1	6.25	3	619000	619000	70531	05/01/2007	04/01/2037	3223.96	360	359	C01	69.55	VA	04/01/2007	567	CMI	890000	0	1	1	XXXXXXXXXX00	3223.96	1	0	0	#	6.250	0.000	3223.96	999.0	0	444	LEESBURG	20176	53	29.13		04/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	802	115	69.55	619000	CMI	N
2768935829	10	11	P	1	6.125	3	432000	431580.12	70530	05/01/2007	04/01/2037	2624.88	360	359	C	80	CA	05/01/2007	35	CMI	545000	0	1	1	XXXXXXXX0000	3202.88	1	0	0	#	0.000	0.000	0	0.0	0	0	LAKEWOOD	90713	19	41.19		03/20/2007	540000	N	0	10	0	05/01/2007	05/17/2007	719	122	80	431580.12	CMI	N
2768985149	36	21	E	1	6.25	3	200000	199807.24	70530	05/01/2007	04/01/2037	1231.43	360	359	C	58.823	NY	05/01/2007	35	CMI	340000	0	1	1	XXXXXXXXX000	1231.43	1	0	0	#	0.000	0.000	0	0.0	0	0	BRONX	10465	3	39.89		03/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	745	117	58.82	199807.24	CMI	N
2768995749	36	11	P	1	6	3	150000	149484.21	70515	05/01/2007	04/01/2022	1265.79	180	179	C	44.51	NY	05/01/2007	31	CMI	340000	0	1	1	XXXXXXXX0000	1265.79	1	0	0	#	0.000	0.000	0	0.0	0	0	BRONX	10471	3	38.43		03/28/2007	337000	N	0	146	992	05/01/2007	05/17/2007	704	110	44.51	149484.21	CMI	Y
2776935329	10	21	E	1	5.875	0	655000	655000	70530	06/01/2007	05/01/2037	3874.57	360	360	C	46.785	CA	05/01/2007	35	CMI	1400000	0	1	1	XXXXXXXXXXX0	3874.57	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN MATEO	94402	41	42.2		04/24/2007	0	N	0	10	0	05/01/2007	05/17/2007	683	107	46.78	655000	CMI	N
2776945779	10	11	P	1	6	3	184000	184000	70530	06/01/2007	05/01/2037	1103.17	360	360	C	80	OR	05/01/2007	35	CMI	230000	0	1	1	XXXXXXXXXXX0	1322.17	1	0	0	#	0.000	0.000	0	0.0	0	0	SANDY	97055	3	43.07		04/16/2007	230000	N	0	10	418	05/01/2007	05/17/2007	681	401	95	184000	CMI	N
2777915119	10	11	P	1	6.375	3	624000	623422.05	70530	05/01/2007	04/01/2037	3892.95	360	359	C	80	CA	05/01/2007	35	CMI	780000	0	1	1	XXXXXXXXXX00	3892.95	1	0	0	#	0.000	0.000	0	0.0	0	0	IRVINE	92602	30	30.63		03/22/2007	780000	N	0	10	0	05/01/2007	05/17/2007	672	115	80	623422.05	CMI	N
2777915959	23	11	P	1	6.25	3	1760000	1760000	70531	06/01/2007	05/01/2037	9166.67	360	360	C	80	NY	05/01/2007	567	CMI	2200000	0	1	1	XXXXXXXXXX00	9229.67	1	0	0	#	6.250	0.000	9166.67	999.0	0	444	NEW YORK	10014	31	13.19		04/19/2007	2200000	N	0	146	0	05/01/2007	05/17/2007	783	122	80	1760000	CMI	Y
2777935139	14	13	P	1	6.875	0	107600	107600	70530	06/01/2007	05/01/2037	706.86	360	360	C	80	AR	05/01/2007	35	CMI	135000	0	1	1	XXXXXXXXXX00	813.86	2	0	0	#	0.000	0.000	0	0.0	0	0	FAYETTEVILLE	72704	72	21.46		04/18/2007	134500	N	0	10	421	05/01/2007	05/17/2007	732	417	80	107600	CMI	N
2777985409	11	21	E	1	5.875	3	480000	480000	70515	06/01/2007	05/01/2022	4018.17	180	180	C	65.753	CA	05/01/2007	31	CMI	730000	0	1	1	XXXXXXXXXX00	4018.17	1	0	0	#	0.000	0.000	0	0.0	0	0	MARTINEZ	94553	7	28.56		04/03/2007	0	N	0	10	0	05/01/2007	05/17/2007	758	117	65.75	480000	CMI	N
2777985659	50	21	E	1	6.375	3	436000	436000	70530	06/01/2007	05/01/2037	2720.07	360	360	C	71.947	MD	05/01/2007	35	CMI	606000	0	1	1	XXXXXXXXXX00	3108.07	1	0	0	#	0.000	0.000	0	0.0	0	0	GAITHERSBURG	20879	16	28.74		04/03/2007	0	N	0	10	0	05/01/2007	05/17/2007	634	107	71.95	436000	CMI	N
2778905029	10	11	P	1	6.25	3	500000	499525.58	70530	05/01/2007	04/01/2037	3078.59	360	359	C	54.406	CA	05/01/2007	35	CMI	920000	0	1	1	XXXXXXXX0000	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	ACTON	93510	19	27.16		03/01/2007	919000	N	0	10	0	05/01/2007	05/17/2007	729	115	54.41	499525.58	CMI	N
2778905979	10	11	P	1	5.875	3	440000	440000	70530	06/01/2007	05/01/2037	2602.77	360	360	C	80	NY	05/01/2007	35	CMI	550000	0	1	1	XXXXXXXX0000	2950.77	1	0	0	#	0.000	0.000	0	0.0	0	0	BELLEROSE	11426	41	39.49		04/11/2007	550000	N	0	10	0	05/01/2007	05/17/2007	702	122	80	440000	CMI	N
2786915919	50	11	P	1	6	0	550000	550000	70530	06/01/2007	05/01/2037	3297.53	360	360	C	63.953	IL	05/01/2007	35	CMI	950000	0	1	1	XXXXXXXXXXX0	5129.53	1	0	0	#	0.000	0.000	0	0.0	0	0	HIGHLAND PARK	60035	49	37.45		04/30/2007	860000	N	0	10	0	05/01/2007	05/17/2007	785	107	63.95	550000	CMI	N
2786915939	50	21	E	1	5.875	0	693000	693000	70515	06/01/2007	05/01/2022	5801.23	180	180	C	49.5	OR	05/01/2007	31	CMI	1400000	0	1	1	XXXXXXXXXXX0	5801.23	1	0	0	#	0.000	0.000	0	0.0	0	0	BEND	97701	9	20.81		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	777	107	67.36	693000	CMI	N
2787905209	10	21	E	1	6.5	3	605500	604952.62	70530	05/01/2007	04/01/2037	3827.17	360	359	C	67.277	CA	05/01/2007	35	CMI	900000	0	1	1	XXXXXXXXXX00	3827.17	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90066	19	32.32		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	743	107	70	604952.62	CMI	N
2787935439	50	21	E	1	6.25	3	586000	585443.98	70530	05/01/2007	04/01/2037	3608.1	360	359	C	55.809	AZ	06/01/2007	35	CMI	1050000	0	1	1	XXXXXXXXXX00	4077.1	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTTSDALE	85259	7	36.06		03/17/2007	0	N	0	10	0	05/01/2007	05/17/2007	748	107	55.81	584885.07	CMI	N
2787955189	10	11	P	1	6.125	3	676000	675342.42	70530	05/01/2007	04/01/2037	4107.45	360	359	C	80	NY	05/01/2007	35	CMI	845000	0	1	1	XXXXXXXXXX00	4733.45	1	0	0	#	0.000	0.000	0	0.0	0	0	SHELTER ISLAND	11964	52	24.23		03/29/2007	845000	N	0	10	0	05/01/2007	05/17/2007	657	115	90	675342.42	CMI	N
2787995589	10	11	P	1	6.25	3	1256000	1254541.67	70530	05/01/2007	04/01/2037	7733.41	360	359	C	74.976	CA	05/01/2007	35	CMI	1675190	0	1	1	XXXXXXXXXX00	7733.41	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ALTOS	94024	43	31.32		03/21/2007	1727000	N	0	10	0	05/01/2007	05/17/2007	721	115	74.98	1254541.67	CMI	N
2788915709	10	11	P	1	6.25	3	532000	532000	70530	06/01/2007	05/01/2037	3275.62	360	360	C	80	NJ	05/01/2007	35	CMI	695000	0	1	1	XXXXXXXX0000	4266.62	1	0	0	#	0.000	0.000	0	0.0	0	0	WATCHUNG	7069	18	27.19		04/05/2007	665000	N	0	10	0	05/01/2007	05/17/2007	778	115	80	532000	CMI	N
2788965969	33	21	N	1	6.5	3	865000	865000	70530	06/01/2007	05/01/2037	5467.39	360	360	C	57.782	MA	05/01/2007	35	CMI	1497000	0	1	1	XXXXXXXX0000	6306.39	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLINE	2445	11	33.34		04/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	775	117	57.78	865000	CMI	N
2797905469	10	21	N	1	6.25	3	678000	677356.69	70530	05/01/2007	04/01/2037	4174.56	360	359	C	45.2	CA	05/01/2007	35	CMI	1500000	0	1	1	XXXXXXXXX000	4174.56	1	0	0	#	0.000	0.000	0	0.0	0	0	PALOS VERDES ESTATES	90274	19	59.63		03/31/2007	0	N	0	10	0	05/01/2007	05/17/2007	784	107	61.87	677356.69	CMI	N
2797905909	36	11	P	1	5.875	0	384000	384000	70530	06/01/2007	05/01/2037	2271.51	360	360	C	80	NY	05/01/2007	35	CMI	484000	0	1	1	XXXXXXXXX000	2271.51	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11217	24	15.98		04/17/2007	480000	N	0	10	0	05/01/2007	05/17/2007	642	115	80	384000	CMI	N
2797915289	10	21	N	1	6.375	3	684000	683366.48	70530	05/01/2007	04/01/2037	4267.27	360	359	C	80	CA	05/01/2007	35	CMI	855000	0	1	1	XXXXXXXXXX00	4267.27	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN GABRIEL	91776	19	37.89		03/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	641	115	80	683366.48	CMI	N
2797965259	10	11	P	1	6.375	3	592000	592000	70531	06/01/2007	05/01/2037	3145	360	360	C	80	CA	05/01/2007	567	CMI	755000	0	1	1	XXXXXXXXXX00	3145	1	0	0	#	6.375	0.000	3145	999.0	0	444	MONTEREY	93940	27	45.48		04/05/2007	740000	N	0	10	0	05/01/2007	05/17/2007	723	122	80	592000	CMI	N
2797995449	10	21	E	1	6.25	3	602000	602000	70530	06/01/2007	05/01/2037	3706.62	360	360	C	49.752	NY	05/01/2007	35	CMI	1210000	0	1	1	XXXXXXXXX000	3706.62	1	0	0	#	0.000	0.000	0	0.0	0	0	POUND RIDGE	10576	60	27.21		03/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	686	117	62.15	602000	CMI	N
2798955809	11	11	P	1	6.375	3	450000	449583.22	70530	05/01/2007	04/01/2037	2807.41	360	359	C	60.975	PA	05/01/2007	35	CMI	738000	0	1	1	XXXXXXXX0000	3558.41	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW HOPE	18938	9	29.32		03/16/2007	785000	N	0	146	993	05/01/2007	05/17/2007	719	110	60.97	449583.22	CMI	Y
2798965839	10	11	P	1	6.375	3	620000	619425.76	70530	05/01/2007	04/01/2037	3867.99	360	359	C	70.454	CA	05/01/2007	35	CMI	880000	0	1	1	XXXXXXXX0000	3867.99	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN GABRIEL	91775	19	34.97		03/12/2007	880000	N	0	10	0	05/01/2007	05/17/2007	739	115	70.45	619425.76	CMI	N
2941209872	50	21	N	1	5.875	0	67000	66533.16	70515	04/01/2007	03/01/2022	560.87	180	178	C	57.021	TX	05/01/2007	31	CMI	117500	0	1	1	XXXXXXXXXX00	807.2	1	0	0	#	0.000	0.000	0	0.0	0	0	SUGAR LAND	77479	79	18.85		02/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	789	123	57.02	66533.16	CMI	N
2941209882	23	11	P	1	6.75	0	104000	103820.42	70530	04/01/2007	03/01/2037	674.54	360	358	C	80	VT	05/01/2007	35	CMI	145000	0	1	1	XXXXXXXXXX00	799.54	1	0	0	#	0.000	0.000	0	0.0	0	0	MONTGOMERY	5470	6	38.18		02/13/2007	130000	N	0	10	0	05/01/2007	05/17/2007	768	122	80	103820.42	CMI	N
2941229872	10	21	E	1	6.25	0	530000	528991.62	70530	04/01/2007	03/01/2037	3263.3	360	358	C	63.095	CA	05/01/2007	35	CMI	840000	0	1	1	XXXXXXXXXX00	3263.3	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94122	38	23.15		02/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	802	123	63.1	528991.62	CMI	N
2941229882	10	21	N	1	6.125	0	562500	561403.77	70530	04/01/2007	03/01/2037	3417.81	360	358	C	75	MO	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXX00	3417.81	1	0	0	#	0.000	0.000	0	0.0	0	0	FESTUS	63028	50	44.63		02/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	673	123	75	561403.77	CMI	N
2941229892	10	21	E	1	6.5	0	394000	393285.71	70530	04/01/2007	03/01/2037	2490.35	360	358	C	66.554	AZ	05/01/2007	35	CMI	592000	0	1	1	XXXXXXXXXX00	2869.37	1	0	0	#	0.000	0.000	0	0.0	0	0	TUCSON	85704	10	21.19		02/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	801	123	66.55	393285.71	CMI	N
2941239882	10	21	N	1	7.625	0	1050000	1048475.27	70530	04/01/2007	03/01/2037	7431.83	360	358	C	72.413	IL	05/01/2007	35	CMI	1450000	0	1	1	XXXXXXXXXX00	7431.83	1	0	0	#	0.000	0.000	0	0.0	0	0	LAKE FOREST	60045	49	46.05		02/07/2007	0	N	0	10	0	05/01/2007	05/17/2007	754	123	72.41	1048475.27	CMI	N
2941239892	10	11	P	1	6.25	0	500000	499048.69	70530	04/01/2007	03/01/2037	3078.59	360	358	C	56.179	MI	05/01/2007	35	CMI	915000	0	1	1	XXXXXXXXXX00	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	BLOOMFIELD HILLS	48304	63	15.27		02/09/2007	890000	N	0	10	0	05/01/2007	05/17/2007	742	122	56.18	499048.69	CMI	N
2941249862	50	11	P	1	6.25	0	812500	810954.13	70530	04/01/2007	03/01/2037	5002.7	360	358	C	67.01	AZ	05/01/2007	35	CMI	1250000	0	1	1	XXXXXXXXXX00	5002.7	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTTSDALE	85255	7	43.68		02/05/2007	1212500	N	0	10	0	05/01/2007	05/17/2007	679	122	67.01	810954.13	CMI	N
2941249892	10	21	N	8	6.25	0	138000	137598.86	70530	03/01/2007	02/01/2037	849.69	360	357	C	83.636	GA	05/01/2007	35	CMI	165000	0	1	1	XXXXXXXXXX00	1066.87	1	0	0	#	0.000	0.000	0	0.0	0	0	ATLANTA	30316	60	25.85	ND	02/05/2007	0	N	12	10	0	05/01/2007	05/17/2007	798	123	83.64	137598.86	CMI	N
2941259852	10	21	E	1	6.5	0	488000	488000	70531	04/01/2007	03/01/2037	2643.33	360	358	C	80	CT	05/01/2007	567	CMI	610000	0	1	1	XXXXXXXXXX00	2643.33	1	0	0	#	6.500	0.000	2643.33	0.0	0	0	FAIRFIELD	6825	1	28.08		02/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	749	123	80	488000	CMI	N
2941259872	10	21	E	1	6	0	600000	595863.4	70515	04/01/2007	03/01/2022	5063.14	180	178	C01	23.076	FL	04/01/2007	31	CMI	2600000	0	1	1	XXXXXXXXXX00	7731.97	1	0	0	#	0.000	0.000	0	0.0	0	0	VERO BEACH	32963	31	40.53		02/08/2007	0	N	0	10	0	05/01/2007	05/17/2007	706	123	23.08	597936.86	CMI	N
2941259882	10	21	N	1	6.125	0	492000	486660.23	70530	04/01/2007	03/01/2037	2989.44	360	358	C	80	MO	05/01/2007	35	CMI	615000	0	1	1	XXXXXXXXXX00	3141.2	1	0	0	#	0.000	0.000	0	0.0	0	0	BRANSON	65616	107	40.7		02/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	762	123	80	486660.23	CMI	N
2941259892	50	11	P	1	6.25	0	512500	512500	70531	04/01/2007	03/01/2037	2669.27	360	358	C01	75.367	HI	04/01/2007	567	CMI	680000	0	1	1	XXXXXXXXXX00	2841.68	1	0	0	#	6.250	0.000	2669.27	0.0	0	0	KAHULUI	96732	2	44.71		02/15/2007	680000	N	0	10	0	05/01/2007	05/17/2007	757	122	75.37	512500	CMI	N
2941269872	50	21	E	1	6.125	0	451000	450121.08	70530	04/01/2007	03/01/2037	2740.32	360	358	C	60.133	VA	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXX00	2740.32	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRFAX	22033	29	36.15		02/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	779	123	60.13	450121.08	CMI	N
2941269882	23	21	N	1	6.25	0	541500	539710.42	70530	03/01/2007	02/01/2037	3334.11	360	357	C	77.913	MA	05/01/2007	35	CMI	695000	0	1	1	XXXXXXXXXX00	3759.29	1	0	0	#	0.000	0.000	0	0.0	0	0	BOSTON	2115	13	34.42		01/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	785	123	77.91	539710.42	CMI	N
2941289852	10	21	E	1	6.375	0	200000	200000	70531	04/01/2007	03/01/2037	1062.5	360	358	C	33.057	MD	05/01/2007	567	CMI	605000	0	1	1	XXXXXXXXXX00	1488.75	1	0	0	#	6.375	0.000	1062.5	0.0	0	0	MARRIOTSVILLE	21104	7	15.45		02/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	792	123	33.06	200000	CMI	N
2941289872	10	21	N	1	6.375	0	495200	495200	70531	04/01/2007	03/01/2037	2630.75	360	358	C01	80	VA	04/01/2007	567	CMI	619000	0	1	1	XXXXXXXXXX00	2630.75	1	0	0	#	6.375	0.000	2630.75	0.0	0	0	ALEXANDRIA	22310	29	36.48		02/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	717	123	80	495200	CMI	N
2941299742	50	21	E	1	6.375	0	538000	538000.01	70531	04/01/2007	03/01/2037	2858.12	360	358	C	59.381	MD	05/01/2007	567	CMI	906000	0	1	1	XXXXXXXXXXX0	2858.12	1	0	0	#	6.375	0.000	2858.12	999.0	0	444	ELLICOTT CITY	21042	16	26.64		02/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	782	123	59.38	538000.01	CMI	N
2941299862	10	21	E	1	6.125	0	469700	468784.63	70530	04/01/2007	03/01/2037	2853.95	360	358	C	58.712	OR	05/01/2007	35	CMI	800000	0	1	1	XXXXXXXXXX00	3702.39	1	0	0	#	0.000	0.000	0	0.0	0	0	PORTLAND	97210	26	44.82		02/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	744	123	58.71	468784.63	CMI	N
2951209872	50	11	P	1	6.25	0	795000	793487.42	70530	04/01/2007	03/01/2037	4894.95	360	358	C	60	CO	05/01/2007	35	CMI	1325000	0	1	1	XXXXXXXXXX00	5627.53	1	0	0	#	0.000	0.000	0	0.0	0	0	EDWARDS	81632	19	12.09		02/16/2007	1375000	N	0	10	0	05/01/2007	05/17/2007	729	122	60	793487.42	CMI	N
2951289052	50	11	P	1	6.25	0	1000000	995206.13	70530	01/01/2007	12/01/2036	6157.18	360	355	C	80	TX	05/01/2007	35	CMI	1290000	0	1	1	XXXXXXXXXX00	6157.18	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN ANTONIO	78258	15	41.13		11/07/2006	1250000	N	0	10	0	05/01/2007	05/17/2007	795	122	80	995206.13	CMI	N
2951299052	10	11	P	1	6.25	0	656000	653490.75	70530	02/01/2007	01/01/2037	4039.1	360	356	C	80	NY	05/01/2007	35	CMI	835000	0	1	1	XXXXXXXXXX00	4575.87	1	0	0	#	0.000	0.000	0	0.0	0	0	MILLER PLACE	11764	52	40.77		01/05/2007	820000	N	0	10	0	05/01/2007	05/17/2007	708	122	80	653490.75	CMI	N
2951299962	10	21	N	1	6.5	0	880000	871155.58	70515	03/01/2007	02/01/2022	7665.74	180	177	C	71.544	IL	05/01/2007	31	CMI	1230000	0	1	1	XXXXXXXXX000	7665.74	1	0	0	#	0.000	0.000	0	0.0	0	0	OAK PARK	60302	16	26.21		01/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	686	123	71.54	871155.58	CMI	N
3707955539	23	21	N	1	6.25	3	275000	274739.07	70530	05/01/2007	04/01/2037	1693.22	360	359	C	46.296	CA	05/01/2007	35	CMI	594000	0	1	1	XXXXXXXXXX00	2129.22	1	0	0	#	0.000	0.000	0	0.0	0	0	DALY CITY	94014	41	25.26		03/09/2007	0	N	0	10	419	05/01/2007	05/17/2007	729	407	46.3	274739.07	CMI	N
3707965529	10	21	N	1	6.375	0	606000	606000	70530	06/01/2007	05/01/2037	3780.65	360	360	C	57.714	IL	05/01/2007	35	CMI	1050000	0	1	1	XXXXXXXXXX00	3780.65	1	0	0	#	0.000	0.000	0	0.0	0	0	ELMHURST	60126	22	49.51		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	739	104	57.71	606000	CMI	N
3708925599	10	11	P	1	6.625	3	444000	444000	70531	06/01/2007	05/01/2037	2451.25	360	360	C	80	OR	05/01/2007	567	CMI	555000	0	1	1	XXXXXXXXX000	2451.25	1	0	0	#	6.625	0.000	2451.25	999.0	0	444	PORTLAND	97212	26	41.54		04/02/2007	564700	N	0	10	0	05/01/2007	05/17/2007	718	110	80	444000	CMI	N
3708985609	10	21	E	1	6.75	3	480000	479586.73	70530	05/01/2007	04/01/2037	3113.27	360	359	C	71.322	CT	05/01/2007	35	CMI	673000	0	1	1	XXXXXXXXX000	3764.27	1	0	0	#	0.000	0.000	0	0.0	0	0	SHELTON	6484	1	25.16		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	735	107	71.32	479586.73	CMI	N
3709985549	23	21	E	1	6.25	3	460000	459563.53	70530	05/01/2007	04/01/2037	2832.3	360	359	C	77.966	FL	05/01/2007	35	CMI	590000	0	1	1	XXXXXXXX0000	3530.3	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTON	33332	6	21.22		03/21/2007	0	N	0	10	811	05/01/2007	05/17/2007	749	117	77.97	459563.53	CMI	N
3717915479	50	21	N	1	6.5	3	731200	730377.97	70531	05/01/2007	04/01/2037	3956.21	360	359	C	80	CA	05/01/2007	567	CMI	914000	0	1	1	XXXXXXXXXX00	4702.21	1	0	0	#	6.500	0.000	3960.67	999.0	0	444	IRVINE	92614	30	39.03		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	719	123	87.11	730377.97	CMI	N
3717915589	10	21	E	1	6.5	3	480000	480000	70531	06/01/2007	05/01/2037	2600	360	360	C	72.727	MA	05/01/2007	567	CMI	660000	0	1	1	XXXXXXXXXX00	2600	1	0	0	#	6.500	0.000	2600	999.0	0	444	LONGMEADOW	1106	7	32.69		04/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	757	107	72.73	480000	CMI	N
3717945809	11	11	P	1	6.25	3	560000	560000	70531	06/01/2007	05/01/2037	2916.67	360	360	C	80	CA	05/01/2007	567	CMI	722000	0	1	1	XXXXXXXXXX00	3019.67	1	0	0	#	6.250	0.000	2916.67	999.0	0	444	SAN FRANCISCO	94116	38	29.12		04/06/2007	700000	N	0	10	0	05/01/2007	05/17/2007	680	115	80	560000	CMI	N
3717965059	50	21	N	1	6.75	3	499000	498012.31	70530	05/01/2007	04/01/2027	3794.22	240	239	C	74.145	FL	05/01/2007	35	CMI	673000	0	1	1	XXXXXXXXXX00	4977.22	1	0	0	#	0.000	0.000	0	0.0	0	0	PORT CHARLOTTE	33953	8	34.19		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	792	123	74.14	498012.31	CMI	N
3717965369	21	12	P	1	6.25	0	500000	500000	70530	06/01/2007	05/01/2037	3078.59	360	360	C	80	CA	05/01/2007	35	CMI	630000	0	1	1	XXXXXXXXXX00	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	RANCHO MIRAGE	92270	33	43.98		04/24/2007	625000	N	0	10	0	05/01/2007	05/17/2007	809	114	80	500000	CMI	N
3717975249	10	21	N	1	6.375	3	523000	523000	70530	06/01/2007	05/01/2037	3262.83	360	360	C	47.545	NV	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXXX00	3952.83	1	0	0	#	0.000	0.000	0	0.0	0	0	INCLINE VILLAGE	89451	16	47.33		04/17/2007	0	N	0	10	0	05/01/2007	05/17/2007	749	123	47.54	523000	CMI	N
3718915349	21	11	P	1	6.625	3	729068	729068	70531	05/01/2007	04/01/2037	4025.06	360	359	C	80	NY	05/01/2007	567	CMI	915000	0	1	1	XXXXXXXXX000	4194.06	1	0	0	#	6.625	0.000	4025.06	999.0	0	444	NY	10002	31	39.86		03/12/2007	911335	N	0	10	0	05/01/2007	05/17/2007	681	115	95	729068	CMI	N
3718955269	10	21	E	1	6.125	3	462000	461988.13	70531	05/01/2007	04/01/2037	2358.06	360	359	C	72.87	MD	05/01/2007	567	CMI	634000	0	1	1	XXXXXXXXX000	2738.06	1	0	0	#	6.125	0.000	2358.13	999.0	0	444	MONROVIA	21770	11	49.64		03/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	706	107	72.87	461988.13	CMI	N
3718975819	10	11	P	1	6.125	3	600000	599416.84	70530	05/01/2007	04/01/2037	3645.66	360	359	C	80	VA	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXX000	4323.66	1	0	0	#	0.000	0.000	0	0.0	0	0	FLS CHURCH	22043	29	35.11		03/30/2007	750000	N	0	10	0	05/01/2007	05/17/2007	765	115	80	599416.84	CMI	N
3719995799	50	11	P	1	5.75	0	484000	483494.68	70535	05/01/2007	04/01/2037	2824.49	360	359	C	79.474	TN	05/01/2007	35	CMI	610000	0	1	1	XXXXXXXX0000	3171.49	1	0	0	#	0.000	0.000	0	0.0	0	0	BRENTWOOD	37027	94	26.38		03/30/2007	609000	N	0	10	0	05/01/2007	05/17/2007	778	118	83.58	483494.68	CMI	N
3727905219	10	11	P	1	6.125	3	650000	650000	70530	06/01/2007	05/01/2037	3949.47	360	360	C	58.823	CA	05/01/2007	35	CMI	1139000	0	1	1	XXXXXXXXXX00	3949.47	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90068	19	59.43		04/13/2007	1105000	N	0	10	0	05/01/2007	05/17/2007	770	122	58.82	650000	CMI	N
3727945889	10	21	E	1	6	3	500000	500000	70515	06/01/2007	05/01/2022	4219.28	180	180	C	43.478	IL	05/01/2007	31	CMI	1150000	0	1	1	XXXXXXXXXX00	4219.28	1	0	0	#	0.000	0.000	0	0.0	0	0	WINNETKA	60093	16	37.43		04/11/2007	0	N	0	10	0	05/01/2007	05/17/2007	654	117	43.48	500000	CMI	N
3727965489	10	21	N	1	6.5	3	720000	720000	70530	06/01/2007	05/01/2037	4550.89	360	360	C	65.454	UT	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXXX00	5261.89	1	0	0	#	0.000	0.000	0	0.0	0	0	LINDON	84042	25	36.45		04/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	757	115	73.64	720000	CMI	N
3727965869	23	21	N	1	6.625	3	520000	519541.21	70530	05/01/2007	04/01/2037	3329.62	360	359	C	80	MA	05/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXX00	3715.62	1	0	0	#	0.000	0.000	0	0.0	0	0	BOSTON	2116	13	30.36		03/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	717	107	93.85	519541.21	CMI	N
3727975889	10	21	N	1	6.5	0	477500	477500	70530	06/01/2007	05/01/2037	3018.12	360	360	C	53.055	MI	05/01/2007	35	CMI	900000	0	1	1	XXXXXXXXXX00	3018.12	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	48094	50	17.69		04/04/2007	0	N	0	10	0	05/01/2007	05/17/2007	726	107	53.06	477500	CMI	N
3727985209	21	11	P	1	6.25	3	417000	417000	70530	06/01/2007	05/01/2037	2567.54	360	360	C	64.252	NY	05/01/2007	35	CMI	675000	0	1	1	XXXXXXXXXX00	2607.54	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11231	24	28.61		04/27/2007	649000	N	0	10	424	05/01/2007	05/17/2007	769	107	64.25	417000	CMI	N
3728955119	21	11	P	1	6.125	3	652000	651366.3	70530	05/01/2007	04/01/2037	3961.62	360	359	C	80	HI	05/01/2007	35	CMI	815000	0	1	1	XXXXXXXXX000	3974.62	1	0	0	#	0.000	0.000	0	0.0	0	0	HONOLULU	96814	1	0		03/20/2007	815000	N	0	146	992	05/01/2007	05/17/2007	796	115	80	651366.3	CMI	Y
3728955129	10	11	P	1	6.5	0	251920	251920	70530	06/01/2007	05/01/2037	1592.31	360	360	C	80	CO	05/01/2007	35	CMI	348000	0	1	1	XXXXXXXXX000	1839.31	1	0	0	#	0.000	0.000	0	0.0	0	0	COLORADO SPRINGS	80908	20	34.21		04/30/2007	314900	N	0	10	418	05/01/2007	05/17/2007	760	412	100	251920	CMI	N
3728955419	36	11	P	1	6	0	412000	412000	70530	06/01/2007	05/01/2037	2470.15	360	360	C	80	NY	05/01/2007	35	CMI	515000	0	1	1	XXXXXXXXX000	2470.15	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11205	24	0		04/26/2007	515000	N	0	10	0	05/01/2007	05/17/2007	808	115	89.9	412000	CMI	N
3728955439	36	12	P	1	6.25	3	545200	545200	70530	06/01/2007	05/01/2037	3356.89	360	360	C	80	NY	05/01/2007	35	CMI	682000	0	1	1	XXXXXXXXX000	3356.89	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10003	31	36.05		04/12/2007	681500	N	0	10	0	05/01/2007	05/17/2007	791	116	80	545200	CMI	N
3728975709	51	11	P	1	6.375	3	579920	579000.83	70530	05/01/2007	04/01/2037	3617.95	360	359	C	80	CA	05/01/2007	35	CMI	725000	0	1	1	XXXXXXXXX000	3617.95	1	0	0	#	0.000	0.000	0	0.0	0	0	SUNNYVALE	94089	43	38.16		03/19/2007	724900	N	0	10	0	05/01/2007	05/17/2007	674	116	80	579000.83	CMI	N
3728985749	10	11	P	1	6.125	3	500000	499514.03	70530	05/01/2007	04/01/2037	3038.05	360	359	C	43.478	MD	05/01/2007	35	CMI	1150000	0	1	1	XXXXXXXXX000	3038.05	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	21131	3	27.68		03/29/2007	1150000	N	0	146	992	05/01/2007	05/17/2007	813	116	43.48	499514.03	CMI	Y
3729935599	50	21	N	8	6.125	3	457500	456608.41	70530	04/01/2007	03/01/2037	2779.82	360	358	C	85.514	NV	05/01/2007	35	CMI	535000	0	1	1	XXXXXXXX0000	3317.82	1	0	0	#	0.000	0.000	0	0.0	0	0	LAS VEGAS	89149	2	63	DD	02/21/2007	0	N	25	10	0	05/01/2007	05/17/2007	650	123	85.51	456608.41	CMI	N
3737925359	10	11	P	1	6.75	0	536000	536000	70531	06/01/2007	05/01/2037	3015	360	360	C	80	AZ	05/01/2007	567	CMI	675000	0	1	1	XXXXXXXXXX00	3328	1	0	0	#	6.750	0.000	3015	999.0	0	444	SCOTTSDALE	85260	7	34.23		04/17/2007	670000	N	0	10	421	05/01/2007	05/17/2007	776	417	100	536000	CMI	N
3737975169	10	11	P	1	6.25	0	1000000	999051.16	70530	05/01/2007	04/01/2037	6157.17	360	359	C	67.613	IL	05/01/2007	35	CMI	1479000	0	1	1	XXXXXXXXXX00	6307.17	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENCOE	60022	16	55.11		04/04/2007	1479000	N	0	10	0	05/01/2007	05/17/2007	730	122	89.99	999051.16	CMI	N
3738905599	10	21	E	1	5.875	3	692519	691812.95	70530	05/01/2007	04/01/2037	4096.51	360	359	C	57.709	CA	05/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXX000	4096.51	1	0	0	#	0.000	0.000	0	0.0	0	0	BERKELEY	94709	1	25.02		03/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	791	117	57.71	691812.95	CMI	N
3738905809	10	21	N	1	6.375	3	450000	449583.22	70530	05/01/2007	04/01/2037	2807.41	360	359	C	67.164	CT	05/01/2007	35	CMI	670000	0	1	1	XXXXXXXXX000	3570.41	1	0	0	#	0.000	0.000	0	0.0	0	0	BETHEL	6801	1	47.09		03/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	739	107	67.16	449583.22	CMI	N
3738915829	36	11	P	1	6.375	0	689000	689000	70530	06/01/2007	05/01/2037	4298.46	360	360	C	76.555	NY	05/01/2007	35	CMI	905000	0	1	1	XXXXXXXXX000	4298.46	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	43.47		04/26/2007	900000	N	0	10	0	05/01/2007	05/17/2007	745	116	85	689000	CMI	N
3738935009	23	21	N	1	6.25	3	527000	526499.96	70530	05/01/2007	04/01/2037	3244.83	360	359	C	76.934	CA	05/01/2007	35	CMI	685000	0	1	1	XXXXXXXXX000	3244.83	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94107	38	43.95		03/08/2007	0	N	0	10	0	05/01/2007	05/17/2007	773	115	76.93	526499.96	CMI	N
3738935489	10	21	N	1	6.375	0	664000	662885	70530	05/01/2007	04/01/2037	4142.5	360	359	C	75.454	IA	05/01/2007	35	CMI	880000	0	1	1	XXXXXXXXX000	4386.5	1	0	0	#	0.000	0.000	0	0.0	0	0	ROBINS	52328	57	39.99		03/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	754	107	75.45	662885	CMI	N
3738965959	10	11	P	1	6.125	3	668000	667350.74	70535	05/01/2007	04/01/2037	4058.84	360	359	C	80	CA	05/01/2007	35	CMI	870000	0	1	1	XXXXXXXXX000	5008.84	1	0	0	#	0.000	0.000	0	0.0	0	0	YORBA LINDA	92887	30	44.59		03/21/2007	835000	N	0	10	0	05/01/2007	05/17/2007	793	118	80	667350.74	CMI	N
3739905139	10	11	P	1	6	3	946000	945058.25	70535	05/01/2007	04/01/2037	5671.75	360	359	C	54.18	AZ	05/01/2007	35	CMI	1750000	0	1	1	XXXXXXX00000	5671.75	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	85028	7	12.96		03/29/2007	1746000	N	0	10	0	05/01/2007	05/17/2007	751	118	54.18	945058.25	CMI	N
3748925149	10	11	P	1	6.375	3	480000	479555.42	70530	05/01/2007	04/01/2037	2994.58	360	359	C	80	MA	05/01/2007	35	CMI	600000	0	1	1	XXXXXXXXX000	3369.58	1	0	0	#	0.000	0.000	0	0.0	0	0	MARSHFIELD	2050	12	49.13		03/30/2007	600000	N	0	10	0	05/01/2007	05/17/2007	748	107	94.98	479555.42	CMI	N
3748955779	50	11	P	1	5.875	3	635000	634352.59	70535	05/01/2007	04/01/2037	3756.26	360	359	PRS	64.467	CA	05/01/2007	35	CMI	985000	0	1	1	XXXXXXXXX000	3756.26	1	4	0	#	5.875	0.000	3756.26	0.0	0	888	MOORPARK	93021	56	29.22		03/26/2007	988315	Y	0	10	0	05/01/2007	05/17/2007	787	112	84.46	634352.59	CMI	N
3748995839	36	11	P	1	6.125	3	592000	591424.62	70530	05/01/2007	04/01/2037	3597.05	360	359	C	80	NY	05/01/2007	35	CMI	745000	0	1	1	XXXXXXXXX000	3597.05	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10019	31	37.19		03/21/2007	740000	N	0	10	0	05/01/2007	05/17/2007	763	115	87.84	591424.62	CMI	N
3749925059	50	11	P	1	6.125	0	1540000	1535486.7	70530	03/01/2007	02/01/2037	9357.2	360	357	C	80	CA	05/01/2007	35	CMI	1550000	0	1	1	XXXXXXX00000	9357.2	1	0	0	#	0.000	0.000	0	0.0	0	0	RANCHO PALOS VERDES	90275	19	15.06	DC	01/17/2007	1540000	N	0	146	992	05/01/2007	05/17/2007	697	122	100	1535486.7	CMI	Y
3756915849	10	11	P	1	6.375	3	640000	640000	70530	06/01/2007	05/01/2037	3992.77	360	360	C	58.181	CA	05/01/2007	35	CMI	1150000	0	1	1	XXXXXXXXXXX0	5238.77	1	0	0	#	0.000	0.000	0	0.0	0	0	DANVILLE	94526	7	45.32		04/19/2007	1100000	N	0	10	0	05/01/2007	05/17/2007	705	122	58.18	640000	CMI	N
3756925879	11	11	P	1	6.25	0	464000	464000	70530	06/01/2007	05/01/2037	2856.93	360	360	C	80	WA	05/01/2007	35	CMI	580000	0	1	1	XXXXXXXXXXX0	3265.93	1	0	0	#	0.000	0.000	0	0.0	0	0	SEATTLE	98102	17	28.94		04/25/2007	580000	N	0	10	0	05/01/2007	05/17/2007	749	107	80	464000	CMI	N
3756995619	50	11	P	1	6.5	3	423750	423750	70531	06/01/2007	05/01/2037	2295.31	360	360	C	75	CA	05/01/2007	567	CMI	571000	0	1	1	XXXXXXXXXXX0	3056.31	1	0	0	#	6.500	0.000	2295.31	999.0	0	444	EL DORADO HILLS	95762	9	57.57		04/19/2007	565000	N	0	10	0	05/01/2007	05/17/2007	706	122	84.99	423750	CMI	N
3756995879	10	21	E	1	6.5	3	128000	128000	70530	06/01/2007	05/01/2037	809.05	360	360	C	80	IN	05/01/2007	35	CMI	160000	0	1	1	XXXXXXXXXXX0	921.05	1	0	0	#	0.000	0.000	0	0.0	0	0	EVANSVILLE	47715	82	46.29		04/12/2007	0	N	0	10	418	05/01/2007	05/17/2007	670	403	80	128000	CMI	N
3757905469	50	21	E	1	6.875	3	476000	476000	70531	04/01/2007	03/01/2037	2727.08	360	358	C	80	MD	05/01/2007	567	CMI	595000	0	1	1	XXXXXXXXXX00	3300.08	1	0	0	#	6.875	0.000	2727.08	999.0	0	444	UPPER MARLBORO	20774	17	37.36		02/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	677	123	80	475999.08	CMI	N
3757935839	10	11	P	1	7.75	0	104000	103852.72	70530	04/01/2007	03/01/2037	745.07	360	358	C	80	TX	05/01/2007	35	CMI	130000	0	1	1	XXXXXXXXXX00	1118.07	1	0	0	#	0.000	0.000	0	0.0	0	0	ALLEN	75002	43	34.46		02/28/2007	130000	N	0	10	420	05/01/2007	05/17/2007	740	416	100	103852.72	CMI	N
3758985589	10	21	E	1	6.375	3	570914	570385.22	70530	05/01/2007	04/01/2037	3561.76	360	359	C	57.784	CT	05/01/2007	35	CMI	988000	0	1	1	XXXXXXXXX000	4479.76	1	0	0	#	0.000	0.000	0	0.0	0	0	STAMFORD	6903	1	19.09		03/21/2007	0	N	0	10	0	05/01/2007	05/17/2007	753	117	57.78	570385.22	CMI	N
3767915139	10	11	P	1	6.375	3	920000	920000	70531	05/01/2007	04/01/2037	4887.5	360	359	C	80	CA	05/01/2007	567	CMI	1150000	0	1	1	XXXXXXXXXX00	4887.5	1	0	0	#	6.375	0.000	4887.5	999.0	0	444	SAN FRANCISCO	94131	38	33.59		03/19/2007	1150000	N	0	10	0	05/01/2007	05/17/2007	724	115	90	920000	CMI	N
3767915149	36	11	P	8	6.125	0	162792	162792	70530	06/01/2007	05/01/2037	989.14	360	360	C	90	NY	05/01/2007	35	CMI	181000	0	1	1	XXXXXXXXXX00	1059.14	1	0	0	#	0.000	0.000	0	0.0	0	0	YONKERS	10701	60	23.57	DD	04/30/2007	180880	N	25	10	0	05/01/2007	05/17/2007	673	110	90	162792	CMI	N
3767925039	10	21	E	1	6.75	3	500000	499569.51	70530	05/01/2007	04/01/2037	3242.99	360	359	C	71.428	CA	05/01/2007	35	CMI	700000	0	1	1	XXXXXXXXXX00	3600.99	1	0	0	#	0.000	0.000	0	0.0	0	0	DOWNEY	90241	19	27.55		03/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	676	107	71.43	499569.51	CMI	N
3767985929	10	21	N	1	6.25	3	1000000	999051.16	70530	05/01/2007	04/01/2037	6157.17	360	359	C	13.888	FL	05/01/2007	35	CMI	7200000	0	1	1	XXXXXXXXXX00	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	PALM BCH	33480	50	30.97		03/26/2007	0	N	0	10	811	05/01/2007	05/17/2007	795	115	13.89	999051.16	CMI	N
3767995959	10	11	P	1	5.75	3	1500000	1500000	70515	06/01/2007	05/01/2022	12456.15	180	180	C	71.428	NY	05/01/2007	31	CMI	2110000	0	1	1	XXXXXXXXXX00	13062.15	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11209	24	29.65		04/19/2007	2100000	N	0	10	0	05/01/2007	05/17/2007	790	115	71.43	1500000	CMI	N
3768935859	10	21	E	1	6	3	650000	650000	70515	06/01/2007	05/01/2022	5485.07	180	180	C	69.892	CA	05/01/2007	31	CMI	930000	0	1	1	XXXXXXXX0000	5485.07	1	0	0	#	0.000	0.000	0	0.0	0	0	BERKELEY	94708	1	38.81		04/03/2007	0	N	0	146	992	05/01/2007	05/17/2007	738	117	69.89	650000	CMI	Y
3768955109	36	11	P	1	6.25	3	822500	821719.58	70530	05/01/2007	04/01/2037	5064.27	360	359	C	70	NY	05/01/2007	35	CMI	1175000	0	1	1	XXXXXXXXX000	5064.27	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10019	31	19.26		04/04/2007	1175000	N	0	10	0	05/01/2007	05/17/2007	775	122	70	821719.58	CMI	N
3777915619	10	21	N	1	6.375	3	635000	634411.87	70530	05/01/2007	04/01/2037	3961.57	360	359	C	51.209	CA	05/01/2007	35	CMI	1240000	0	1	1	XXXXXXXXXX00	3961.57	1	0	0	#	0.000	0.000	0	0.0	0	0	BERKELEY	94705	1	37.7		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	675	115	51.21	634411.87	CMI	N
3777915969	10	21	N	1	6.375	0	480000	479555.42	70530	05/01/2007	04/01/2037	2994.58	360	359	C	76.8	AL	05/01/2007	35	CMI	625000	0	1	1	XXXXXXXXXX00	2994.58	1	0	0	#	0.000	0.000	0	0.0	0	0	MONTGOMERY	36106	51	87.26		04/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	709	107	76.8	479555.42	CMI	N
3777925189	10	21	E	1	6.25	3	940000	939108.09	70530	05/01/2007	04/01/2037	5787.74	360	359	C	34.181	NJ	05/01/2007	35	CMI	2750000	0	1	1	XXXXXXXXXX00	7492.74	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTFIELD	7090	20	15.4		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	743	117	34.18	939108.09	CMI	N
3777945479	10	11	P	1	6.25	3	521600	521105.09	70530	05/01/2007	04/01/2037	3211.58	360	359	C	80	CA	05/01/2007	35	CMI	654000	0	1	1	XXXXXXXXXX00	3211.58	1	0	0	#	0.000	0.000	0	0.0	0	0	CERRITOS	90703	19	48.14		03/27/2007	652000	N	0	10	811	05/01/2007	05/17/2007	715	122	90	521105.09	CMI	N
3777955409	23	11	P	1	6.125	3	576800	576800	70531	05/01/2007	04/01/2037	2944.08	360	359	C	80	CA	05/01/2007	567	CMI	725000	0	1	1	XXXXXXXXXX00	2944.08	1	0	0	#	6.125	0.000	2944.08	999.0	0	444	SAN MATEO	94401	41	33.26		03/23/2007	721000	N	0	10	0	05/01/2007	05/17/2007	762	115	80	576800	CMI	N
3777995749	10	11	P	1	6.125	3	1150000	1148882.27	70530	05/01/2007	04/01/2037	6987.52	360	359	C	69.696	NY	05/01/2007	35	CMI	1685000	0	1	1	XXXXXXXXXX00	8164.52	1	0	0	#	0.000	0.000	0	0.0	0	0	BAYSIDE	11360	41	36.05		03/27/2007	1650000	N	0	10	0	05/01/2007	05/17/2007	693	115	69.7	1148882.27	CMI	N
3778925299	10	11	P	1	6.25	0	508000	507995.83	70531	05/01/2007	04/01/2037	2645.81	360	359	C	80	NY	05/01/2007	567	CMI	700000	0	1	1	XXXXXXXX0000	2645.81	1	0	0	#	6.250	0.000	2645.83	999.0	0	444	ROSLYN HEIGHTS	11577	30	46.27		03/20/2007	635000	N	0	10	0	05/01/2007	05/17/2007	676	107	80	507995.83	CMI	N
3778965819	50	21	N	1	6.25	3	528000	528000	70531	05/01/2007	04/01/2037	2750	360	359	C	67.261	CA	06/01/2007	567	CMI	785000	0	1	1	XXXXXXXX0000	2750	1	0	0	#	6.250	0.000	2750	999.0	0	444	RESCUE	95672	9	37.26		03/09/2007	0	N	0	10	811	05/01/2007	05/17/2007	740	115	67.26	528000	CMI	N
3786945129	10	21	N	1	6.375	0	470000	470000	70530	06/01/2007	05/01/2037	2932.19	360	360	C	42.727	CT	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXXXX0	3539.19	1	0	0	#	0.000	0.000	0	0.0	0	0	ESSEX	6426	4	46.84		04/24/2007	0	N	0	10	0	05/01/2007	05/17/2007	711	107	42.73	470000	CMI	N
3786945139	10	21	N	1	6.375	3	916000	915151.6	70530	05/01/2007	04/01/2037	5714.65	360	359	C	70.461	OH	05/01/2007	35	CMI	1300000	0	1	1	XXXXXXXXXXX0	6923.65	1	0	0	#	0.000	0.000	0	0.0	0	0	BATH	44333	77	12.77		03/07/2007	0	N	0	10	0	05/01/2007	05/17/2007	756	123	84.31	915151.6	CMI	N
3786945269	10	11	P	1	6.25	0	622400	622400	70530	06/01/2007	05/01/2037	3832.23	360	360	C	80	TX	05/01/2007	35	CMI	785000	0	1	1	XXXXXXXXXXX0	3832.23	1	0	0	#	0.000	0.000	0	0.0	0	0	HOUSTON	77005	101	34.14		05/01/2007	778000	N	0	10	0	05/01/2007	05/17/2007	730	107	90	622400	CMI	N
3786965439	10	21	E	1	6.125	0	450000	450000	70530	06/01/2007	05/01/2037	2734.24	360	360	C	67.164	CA	05/01/2007	35	CMI	670000	0	1	1	XXXXXXXXXXX0	3334.24	1	0	0	#	0.000	0.000	0	0.0	0	0	CONCORD	94518	7	40.29		04/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	801	107	67.16	450000	CMI	N
3787905719	10	21	E	1	6.25	0	482000	482000	70531	05/01/2007	04/01/2037	2510.42	360	359	C	77.741	CA	05/01/2007	567	CMI	620000	0	1	1	XXXXXXXXXX00	3007.42	1	0	0	#	6.250	0.000	2510.42	999.0	0	444	SOLEDAD	93960	27	41.53		03/21/2007	0	N	0	10	0	05/01/2007	05/17/2007	680	107	77.74	482000	CMI	N
3787945029	36	21	E	1	6.375	0	140000	140000	70530	06/01/2007	05/01/2037	873.42	360	360	C	48.275	NY	07/01/2007	35	CMI	290000	0	1	1	XXXXXXXXXX00	873.42	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11205	24	40.07		04/23/2007	0	N	0	150	0	05/01/2007	05/17/2007	717	107	51.38	139739.97	CMI	N
3787965869	10	21	N	1	6.375	3	574000	572968.41	70530	05/01/2007	04/01/2032	3830.97	300	299	C	58.871	CA	05/01/2007	35	CMI	975000	0	1	1	XXXXXXXXXX00	3830.97	1	0	0	#	0.000	0.000	0	0.0	0	0	ORINDA	94563	7	16.31		03/20/2007	0	N	0	10	811	05/01/2007	05/17/2007	802	109	58.87	572968.41	CMI	N
3788965179	36	11	P	1	6	0	108000	108000	70530	06/01/2007	05/01/2037	647.51	360	360	C	20	NY	05/01/2007	35	CMI	570000	0	1	1	XXXXXXXX0000	647.51	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	26.09		04/24/2007	540000	N	0	10	0	05/01/2007	05/17/2007	798	115	20	108000	CMI	N
3796925999	10	21	E	1	6	0	444000	444000	70530	06/01/2007	05/01/2037	2662	360	360	C	77.217	CT	05/01/2007	35	CMI	575000	0	1	1	XXXXXXXXXXX0	3226	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRFIELD	6824	1	31.23		04/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	803	107	77.22	444000	CMI	N
3796965359	10	21	N	1	6.5	3	530000	530000	70530	06/01/2007	05/01/2037	3349.96	360	360	C	70.666	CA	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXXX0	4209.96	1	0	0	#	0.000	0.000	0	0.0	0	0	TORRANCE	90505	19	40.14		04/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	694	107	70.67	530000	CMI	N
3797905769	10	21	N	1	6.375	3	1000000	999073.8	70530	05/01/2007	04/01/2037	6238.7	360	359	C	45.454	FL	06/01/2007	35	CMI	2200000	0	1	1	XXXXXXXXX000	6238.7	1	0	0	#	0.000	0.000	0	0.0	0	0	LANTANA	33462	50	28.97		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	726	115	45.45	998142.68	CMI	N
3797905869	10	12	P	1	6.375	3	473200	473200	70531	05/01/2007	04/01/2037	2513.88	360	359	C01	80	TN	04/01/2007	567	CMI	600000	0	1	1	XXXXXXXXX000	2834.88	1	0	0	#	6.375	0.000	2513.88	999.0	0	444	ARLINGTON	38002	79	27.69		03/09/2007	591500	N	0	10	0	05/01/2007	05/17/2007	691	116	90	473200	CMI	N
3797915839	10	21	N	1	6.375	3	640000	639800	70531	05/01/2007	04/01/2037	3398.94	360	359	C	80	CA	05/01/2007	567	CMI	800000	0	1	1	XXXXXXXXX000	3398.94	1	0	0	#	6.375	0.000	3400	999.0	0	444	CONCORD	94518	7	31.48		03/24/2007	0	N	0	10	0	05/01/2007	05/17/2007	740	115	90	639800	CMI	N
3797935699	10	21	N	1	6.375	3	613700	612960.28	70531	05/01/2007	04/01/2037	3256.35	360	359	C	57.194	TX	05/01/2007	567	CMI	1073000	0	1	1	XXXXXXXXX000	3256.35	1	0	0	#	6.375	0.000	3260.28	999.0	0	444	BELLAIRE	77401	101	23.28		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	755	108	57.19	612960.28	CMI	N
3797945709	10	11	P	1	6.25	3	490000	490000	70530	06/01/2007	05/01/2037	3017.01	360	360	C	70.503	MA	05/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	3640.01	1	0	0	#	0.000	0.000	0	0.0	0	0	WELLESLEY	2481	11	31.72		04/25/2007	695000	N	0	10	0	05/01/2007	05/17/2007	764	107	70.5	490000	CMI	N
3797955019	10	21	N	1	7.25	0	495000	495000	70530	06/01/2007	05/01/2037	3376.77	360	360	C	55	NJ	05/01/2007	35	CMI	900000	0	1	1	XXXXXXXXXX00	5192.77	1	0	0	#	0.000	0.000	0	0.0	0	0	MIDDLETOWN	7748	13	42.6		04/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	706	107	71.67	495000	CMI	N
3797955469	10	11	P	1	6.25	3	525000	524501.86	70530	05/01/2007	04/01/2037	3232.52	360	359	C	56.603	MI	05/01/2007	35	CMI	930000	0	1	1	XXXXXXXXX000	4322.52	1	0	0	#	0.000	0.000	0	0.0	0	0	SOUTH HAVEN	49090	80	45.43		03/21/2007	927500	N	0	10	0	05/01/2007	05/17/2007	766	107	56.6	524501.86	CMI	N
3797965359	10	24	N	1	5.875	3	441500	441500	70515	06/01/2007	05/01/2017	4873.89	120	120	C	30.448	DE	05/01/2007	31	CMI	1450000	0	1	1	XXXXXXXXX000	5171.89	1	0	0	#	0.000	0.000	0	0.0	0	0	REHOBOTH BEACH	19971	3	11.56		04/05/2007	0	N	0	146	992	05/01/2007	05/17/2007	769	115	30.45	441500	CMI	Y
3797995309	50	11	P	1	6.125	3	673800	673145.11	70530	05/01/2007	04/01/2037	4094.08	360	359	C	60	CA	05/01/2007	35	CMI	1130000	0	1	1	XXXXXXXXX000	4094.08	1	0	0	#	0.000	0.000	0	0.0	0	0	ORANGE	92867	30	21.62		03/19/2007	1123000	N	0	10	0	05/01/2007	05/17/2007	751	107	60	673145.11	CMI	N
3798965849	36	11	P	1	6.25	3	660000	660000	70530	06/01/2007	05/01/2037	4063.73	360	360	C	80	NY	05/01/2007	35	CMI	867000	0	1	1	XXXXXXXX0000	4063.73	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	26.73		02/01/2007	825000	N	0	10	0	05/01/2007	05/17/2007	756	116	80	660000	CMI	N
3799935289	10	11	P	8	6.375	3	450000	449583.22	70530	05/01/2007	04/01/2037	2807.41	360	359	C	90	NY	05/01/2007	35	CMI	507500	0	1	1	XXXXXX000000	3985.41	1	0	0	#	0.000	0.000	0	0.0	0	0	YORKTOWN HTS	10598	60	38.14	DD	03/23/2007	500000	N	25	10	0	05/01/2007	05/17/2007	699	116	90	449583.22	CMI	N
3941209892	10	21	E	1	5.875	0	561250	547314.89	70515	04/01/2007	03/01/2022	4698.33	180	178	C	67.215	MO	05/01/2007	31	CMI	835000	0	1	1	XXXXXXXXXX00	5358.25	1	0	0	#	0.000	0.000	0	0.0	0	0	SAINT LOUIS	63122	95	18.81		02/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	762	123	67.21	547314.89	CMI	N
3941219862	10	11	P	1	5.875	0	550000	548875.75	70530	04/01/2007	03/01/2037	3253.46	360	358	C	60.908	CA	05/01/2007	35	CMI	903000	0	1	1	XXXXXXXXXX00	3253.46	1	0	0	#	0.000	0.000	0	0.0	0	0	GRANITE BAY	95746	31	19.48		02/14/2007	903000	N	0	10	0	05/01/2007	05/17/2007	783	122	60.91	548875.75	CMI	N
3941229872	50	21	N	1	6.25	0	538975	538975	70531	04/01/2007	03/01/2037	2807.16	360	358	C01	50.846	MD	04/01/2007	567	CMI	1060000	0	1	1	XXXXXXXXXX00	3674.38	1	0	0	#	6.250	0.000	2807.16	0.0	0	0	SANDY SPRING	20860	16	34.25		02/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	773	123	50.85	538975	CMI	N
3941229892	10	11	P	1	6.5	0	424000	423231.32	70530	04/01/2007	03/01/2037	2679.97	360	358	C	80	NJ	05/01/2007	35	CMI	535000	0	1	1	XXXXXXXXXX00	3568.93	1	0	0	#	0.000	0.000	0	0.0	0	0	ANDOVER	7821	19	38.42		02/09/2007	530000	N	0	10	0	05/01/2007	05/17/2007	774	122	80	423231.32	CMI	N
3941239882	10	21	N	1	6.125	0	470000	469084.05	70530	04/01/2007	03/01/2037	2855.77	360	358	C	70.676	IL	05/01/2007	35	CMI	665000	0	1	1	XXXXXXXXXX00	3597.93	1	0	0	#	0.000	0.000	0	0.0	0	0	ELMHURST	60126	22	26.44		02/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	707	123	70.68	469084.05	CMI	N
3941249862	50	21	N	1	6.5	0	236000	235572.15	70530	04/01/2007	03/01/2037	1491.68	360	358	C01	79.729	PA	04/01/2007	35	CMI	296000	0	1	1	XXXXXXXXXX00	1850.59	1	0	0	#	0.000	0.000	0	0.0	0	0	GILBERTSVILLE	19525	46	30.81		02/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	724	123	79.73	235786.65	CMI	N
3941259862	50	21	N	1	6.125	0	465900	464992.03	70530	04/01/2007	03/01/2037	2830.86	360	358	C	63.647	TX	05/01/2007	35	CMI	732000	0	1	1	XXXXXXXXXX00	2830.86	1	0	0	#	0.000	0.000	0	0.0	0	0	THE WOODLANDS	77382	170	37.03		02/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	723	123	63.65	464992.03	CMI	N
3941269852	10	21	E	1	6.5	0	675000	670299.8	70530	04/01/2007	03/01/2037	4266.46	360	358	C	57.446	CA	05/01/2007	35	CMI	1175000	0	1	1	XXXXXXXXXX00	4266.46	1	0	0	#	0.000	0.000	0	0.0	0	0	CHATSWORTH	91311	19	25.53		02/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	678	123	57.45	670299.8	CMI	N
3941269862	10	21	N	1	6.25	0	497575	496628.32	70530	04/01/2007	03/01/2037	3063.65	360	358	C	51.562	CA	05/01/2007	35	CMI	965000	0	1	1	XXXXXXXXXX00	3063.65	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95148	43	38.74		02/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	762	123	51.56	496628.32	CMI	N
3941269872	50	21	E	1	6.125	0	507000	507000	70531	04/01/2007	03/01/2037	2587.81	360	358	C	69.931	VA	05/01/2007	567	CMI	725000	0	1	1	XXXXXXXXXX00	3207.18	1	0	0	#	6.125	0.000	2587.81	0.0	0	0	FAIRFAX	22030	212	40.59		02/08/2007	0	N	0	10	0	05/01/2007	05/17/2007	792	123	69.93	507000	CMI	N
3941269882	10	11	P	1	6.375	0	279200	279200	70531	04/01/2007	03/01/2037	1483.25	360	358	C	80	NY	06/01/2007	567	CMI	355000	0	1	1	XXXXXXXXXX00	1483.25	1	0	0	#	6.375	0.000	1483.25	0.0	0	0	MIDDLETOWN	10941	36	39.22		02/09/2007	349000	N	0	10	0	05/01/2007	05/17/2007	813	122	80	279200	CMI	N
3941279852	10	21	N	1	6.375	0	670000	668755.6	70530	04/01/2007	03/01/2037	4179.93	360	358	C	72.432	IL	05/01/2007	35	CMI	925000	0	1	1	XXXXXXXXXX00	5225.45	1	0	0	#	0.000	0.000	0	0.0	0	0	OAK PARK	60302	16	17.12		02/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	788	123	72.43	668755.6	CMI	N
3941289852	10	21	E	1	5.875	0	175000	173654.52	70515	04/01/2007	03/01/2022	1464.96	180	178	C	60.553	MA	05/01/2007	31	CMI	289000	0	1	1	XXXXXXXXXX00	1631.89	1	0	0	#	0.000	0.000	0	0.0	0	0	GREAT BARRINGTON	1230	2	30.42		02/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	727	123	60.55	173654.52	CMI	N
3941289872	50	21	N	1	7.5	0	825000	823771.63	70530	04/01/2007	03/01/2037	5768.52	360	358	C	64.96	CA	05/01/2007	35	CMI	1270000	0	1	1	XXXXXXXXXX00	5768.52	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95138	43	34.28		02/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	754	123	64.96	823771.63	CMI	N
3941299862	10	11	P	1	6.5	0	279200	279200	70531	04/01/2007	03/01/2037	1512.33	360	358	C	80	CA	05/01/2007	567	CMI	350000	0	1	1	XXXXXXXXXX00	1927.91	1	0	0	#	6.500	0.000	1512.33	0.0	0	0	SAN BERNARDINO	92407	36	44.96		02/06/2007	349000	N	0	10	0	05/01/2007	05/17/2007	686	122	80	279200	CMI	N
3951209872	10	11	P	1	6.5	0	650000	648821.6	70530	04/01/2007	03/01/2037	4108.44	360	358	C	79.365	NV	05/01/2007	35	CMI	850000	0	1	1	XXXXXXXXXX00	4665.82	1	0	0	#	0.000	0.000	0	0.0	0	0	LAS VEGAS	89149	2	42.53		02/08/2007	819000	N	0	10	0	05/01/2007	05/17/2007	702	122	79.36	648821.6	CMI	N
3951259052	10	21	E	1	6.25	0	475000	475000	70531	03/01/2007	02/01/2037	2473.96	360	357	C01	66.901	CO	04/01/2007	567	CMI	710000	0	1	1	XXXXXXXXXX00	2875.35	1	0	0	#	6.250	0.000	2473.96	0.0	0	0	EVERGREEN	80439	30	34.01		01/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	778	123	66.9	475000	CMI	N
3951289052	10	11	P	1	6.25	0	880000	875781.39	70530	01/01/2007	12/01/2036	5418.31	360	355	C	80	PA	05/01/2007	35	CMI	1150000	0	1	1	XXXXXXXXXX00	6600.81	1	0	0	#	0.000	0.000	0	0.0	0	0	HUMMELSTOWN	17036	22	43.24		11/13/2006	1100000	N	0	10	0	05/01/2007	05/17/2007	802	122	80	875781.39	CMI	N
3951299052	23	21	N	1	6.25	0	492000	490118.04	70530	02/01/2007	01/01/2037	3029.33	360	356	C	80	CA	05/01/2007	35	CMI	615000	0	1	1	XXXXXXXXXX00	3695.29	1	0	0	#	0.000	0.000	0	0.0	0	0	CORONA	92882	33	35.66		12/13/2006	0	N	0	10	0	05/01/2007	05/17/2007	718	123	80	490118.04	CMI	N
4707905699	10	21	E	1	6.625	0	465000	465000	70530	06/01/2007	05/01/2037	2977.44	360	360	C	77.5	CA	05/01/2007	35	CMI	600000	0	1	1	XXXXXXXXXX00	2977.44	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTH HILLS	91343	19	44.65		04/03/2007	0	N	0	10	0	05/01/2007	05/17/2007	731	107	77.5	465000	CMI	N
4707955079	10	11	P	1	6.25	3	600000	600000	70530	06/01/2007	05/01/2037	3694.3	360	360	C	80	IL	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXXX0	4239.3	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60645	16	64.12		04/16/2007	750000	N	0	10	0	05/01/2007	05/17/2007	758	122	80	600000	CMI	N
4708905339	10	21	N	1	6.5	0	553500	553500	70530	06/01/2007	05/01/2037	3498.5	360	360	C	62.542	CA	05/01/2007	35	CMI	885000	0	1	1	XXXXXXXXX000	3498.5	1	0	0	#	0.000	0.000	0	0.0	0	0	YORBA LINDA	92887	30	36.9		03/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	655	115	73.84	553500	CMI	N
4708905599	50	11	P	1	6	0	481900	481900	70531	05/01/2007	04/01/2037	2409.5	360	359	C	58.632	NV	05/01/2007	567	CMI	850000	0	1	1	XXXXXXXXX000	3099.5	1	0	0	#	6.000	0.000	2409.5	999.0	0	444	LAS VEGAS	89149	2	72.22		03/28/2007	821900	N	0	10	0	05/01/2007	05/17/2007	714	107	58.63	481900	CMI	N
4708915699	36	11	P	1	6.375	0	764000	764000	70530	06/01/2007	05/01/2037	4766.37	360	360	C	69.963	NY	05/01/2007	35	CMI	1092000	0	1	1	XXXXXXXXX000	4766.37	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10024	31	34.34		04/11/2007	1092000	N	0	10	0	05/01/2007	05/17/2007	698	115	69.96	764000	CMI	N
4708915809	50	21	E	1	6.25	3	665000	665000	70531	05/01/2007	04/01/2037	3463.54	360	359	C	70	FL	05/01/2007	567	CMI	950000	0	1	1	XXXXXXXXX000	4645.54	1	0	0	#	6.250	0.000	3463.54	999.0	0	444	W PALM BCH	33412	50	17.72		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	770	107	70	665000	CMI	N
4708925829	10	21	N	1	6.25	3	657500	657500	70530	06/01/2007	05/01/2037	4048.34	360	360	C	48.703	TX	05/01/2007	35	CMI	1350000	0	1	1	XXXXXXXXX000	4048.34	1	0	0	#	0.000	0.000	0	0.0	0	0	HOUSTON	77024	101	38.49		04/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	779	115	48.7	657500	CMI	N
4708955229	11	21	E	1	6.25	3	455000	454568.28	70530	05/01/2007	04/01/2037	2801.51	360	359	C	65	MD	05/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	3488.51	1	0	0	#	0.000	0.000	0	0.0	0	0	HAVRE DE GRACE	21078	13	37.39		03/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	693	107	65	454568.28	CMI	N
4708955609	50	21	N	1	6.25	3	440000	439162.84	70530	04/01/2007	03/01/2037	2709.16	360	358	C	80	SC	05/01/2007	35	CMI	550000	0	1	1	XXXXXXXXX000	2904.16	1	0	0	#	0.000	0.000	0	0.0	0	0	TAMASSEE	29686	37	22.44		03/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	740	117	80	439162.84	CMI	N
4717935349	10	21	N	1	6.25	0	510000	510000	70531	06/01/2007	05/01/2037	2656.25	360	360	C	63.75	CA	05/01/2007	567	CMI	800000	0	1	1	XXXXXXXXXX00	2656.25	1	0	0	#	6.250	0.000	2656.25	999.0	0	444	CUPERTINO	95014	43	20.59		04/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	802	107	63.75	510000	CMI	N
4718915399	50	21	N	1	6.375	3	533250	533250	70530	06/01/2007	05/01/2037	3326.79	360	360	C	79	CO	05/01/2007	35	CMI	675000	0	1	1	XXXXXXXXX000	3548.79	1	0	0	#	0.000	0.000	0	0.0	0	0	CO SPGS	80908	20	23.02		03/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	738	123	83.9	533250	CMI	N
4718935739	50	21	E	1	6.375	3	580000	579362.8	70530	05/01/2007	04/01/2037	3618.45	360	359	C	61.052	TX	05/01/2007	35	CMI	950000	0	1	1	XXXXXXXXX000	3618.45	1	0	0	#	0.000	0.000	0	0.0	0	0	HOUSTON	77024	101	32.39		03/01/2007	0	N	0	130	0	05/01/2007	05/17/2007	764	107	61.05	579362.8	CMI	N
4718945249	21	11	P	1	6	3	690000	689313.1	70530	05/01/2007	04/01/2037	4136.9	360	359	C	76.243	NY	05/01/2007	35	CMI	905000	0	1	1	XXXXXXXXX000	4136.9	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10006	31	34.83		03/27/2007	905000	N	0	10	0	05/01/2007	05/17/2007	799	115	76.24	689313.1	CMI	N
4718955659	36	21	E	1	6.625	3	135000	134880.89	70530	05/01/2007	04/01/2037	864.42	360	359	C	75	NY	05/01/2007	35	CMI	180000	0	1	1	XXXXXXXXX000	864.42	1	0	0	#	0.000	0.000	0	0.0	0	0	VLY STREAM	11580	30	43.56		03/21/2007	0	N	0	151	0	05/01/2007	05/17/2007	687	107	75	134880.89	CMI	N
4718965199	31	11	P	1	6.375	3	520000	519518.38	70530	05/01/2007	04/01/2037	3244.12	360	359	C	80	MA	05/01/2007	35	CMI	650000	0	1	1	XXXXXXXXX000	3694.12	1	0	0	#	0.000	0.000	0	0.0	0	0	BOSTON	2118	13	39.24		03/15/2007	650000	N	0	10	0	05/01/2007	05/17/2007	716	107	83.08	519518.38	CMI	N
4718975449	16	11	P	1	5.5	3	800000	800000	70515	06/01/2007	05/01/2022	6536.67	180	180	C	80	NY	05/01/2007	31	CMI	1000000	0	1	1	XXXXXXXXX000	7122.67	3	0	0	#	0.000	0.000	0	0.0	0	0	FLUSHING	11355	41	46.63		04/17/2007	1315000	N	0	146	993	05/01/2007	05/17/2007	750	122	80	800000	CMI	Y
4727965209	10	11	P	1	6	3	752000	752000	70530	06/01/2007	05/01/2037	4508.62	360	360	C	80	CA	05/01/2007	35	CMI	983000	0	1	1	XXXXXXXXXX00	4508.62	1	0	0	#	0.000	0.000	0	0.0	0	0	MORGAN HL	95037	43	38.1		04/09/2007	940000	N	0	10	811	05/01/2007	05/17/2007	673	122	80	752000	CMI	N
4727965779	10	11	P	1	6.125	3	676000	676000	70530	06/01/2007	05/01/2037	4107.45	360	360	C	80	NY	05/01/2007	35	CMI	875000	0	1	1	XXXXXXXXXX00	4107.45	1	0	0	#	0.000	0.000	0	0.0	0	0	GHENT	12075	11	0		04/23/2007	845000	N	0	10	0	05/01/2007	05/17/2007	765	115	80	676000	CMI	N
4728975179	50	21	E	1	6.375	3	525000	520056.44	70530	05/01/2007	04/01/2037	3275.32	360	359	C	70	FL	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXX000	3275.32	1	0	0	#	0.000	0.000	0	0.0	0	0	COOPER CITY	33330	6	38.47		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	783	107	70	520056.44	CMI	N
4728985119	10	21	N	1	6.375	3	480000	479555.43	70530	05/01/2007	04/01/2037	2994.57	360	359	C01	73.619	AL	05/01/2007	35	CMI	652000	0	1	1	XXXXXXXXX000	3280.57	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW MARKET	35761	45	38.84		03/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	725	107	82.82	479555.43	CMI	N
4728985869	36	11	P	1	6.375	3	376800	376451.01	70530	05/01/2007	04/01/2037	2350.74	360	359	C	80	DC	05/01/2007	35	CMI	471000	0	1	1	XXXXXXXXX000	2350.74	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	20008	1	20.7		03/02/2007	471000	N	0	10	0	05/01/2007	05/17/2007	681	115	89.98	376451.01	CMI	N
4728995419	36	11	P	1	6.375	0	500000	500000	70530	06/01/2007	05/01/2037	3119.35	360	360	C	66.666	NY	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXX000	3119.35	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	22.18		04/16/2007	750000	N	0	10	0	05/01/2007	05/17/2007	781	115	66.67	500000	CMI	N
4729995599	23	21	N	1	6.375	3	508000	507529.49	70530	05/01/2007	04/01/2037	3169.26	360	359	C	80	CA	05/01/2007	35	CMI	635000	0	1	1	XXXXXXXX0000	3169.26	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST HOLLYWOOD	90069	19	32.94		03/14/2007	0	N	0	10	811	05/01/2007	05/17/2007	696	115	83.94	507529.49	CMI	N
4732936409	38	11	P	1	6	3	559200	558643.31	70535	05/01/2007	04/01/2037	3352.69	360	359	C	80	NY	05/01/2007	35	CMI	700000	0	1	1	XX0000000000	3352.69	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10014	31	0		03/29/2007	699000	N	0	10	0	05/01/2007	05/17/2007	796	118	80	558643.31	CMI	N
4737905799	50	21	N	1	6.25	3	615800	615800	70530	06/01/2007	05/01/2037	3791.58	360	360	C	68.27	AZ	05/01/2007	35	CMI	902000	0	1	1	XXXXXXXXXX00	4288.58	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	85020	7	39.79		04/07/2007	0	N	0	10	0	05/01/2007	05/17/2007	742	107	68.27	615800	CMI	N
4737915599	10	21	E	1	6.375	3	560000	560000	70531	06/01/2007	05/01/2037	2975	360	360	C	61.674	VA	05/01/2007	567	CMI	908000	0	1	1	XXXXXXXXXX00	3320	1	0	0	#	6.375	0.000	2975	999.0	0	444	ALEXANDRIA	22301	201	39.06		04/03/2007	0	N	0	10	0	05/01/2007	05/17/2007	735	123	61.67	560000	CMI	N
4737925739	10	21	E	1	6.5	3	600000	599457.59	70530	05/01/2007	04/01/2037	3792.41	360	359	C	61.538	CA	05/01/2007	35	CMI	975000	0	1	1	XXXXXXXXXX00	3792.41	1	0	0	#	0.000	0.000	0	0.0	0	0	LAGUNA HILLS	92653	30	33.76		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	656	107	61.54	599457.59	CMI	N
4737945179	50	21	N	1	6.75	0	204000	204000	70531	05/01/2007	04/01/2037	1147.5	360	359	C	80	CO	05/01/2007	567	CMI	255000	0	1	1	XXXXXXXXXX00	1352.5	1	0	0	#	6.750	0.000	1147.5	999.0	0	444	LITTLETON	80130	18	31.2		03/30/2007	0	N	0	10	420	05/01/2007	05/17/2007	731	416	100	204000	CMI	N
4737955139	10	11	P	1	6	3	603200	603200	70531	06/01/2007	05/01/2037	3016	360	360	C	80	CA	05/01/2007	567	CMI	754000	0	1	1	XXXXXXXXXX00	3016	1	0	0	#	6.000	0.000	3016	999.0	0	444	BERKELEY	94707	1	36.15		04/05/2007	754000	N	0	10	0	05/01/2007	05/17/2007	743	115	90	603200	CMI	N
4738905519	10	11	P	1	6.5	3	568800	568693	70531	05/01/2007	04/01/2037	3080.42	360	359	C	80	MA	05/01/2007	567	CMI	712000	0	1	1	XXXXXXXXX000	3692.42	1	0	0	#	6.500	0.000	3081	999.0	0	444	HINGHAM	2043	12	44.54		03/30/2007	711000	N	0	10	0	05/01/2007	05/17/2007	782	107	95	568693	CMI	N
4739945469	10	21	N	1	5.75	3	453000	451408.87	70515	05/01/2007	04/01/2022	3761.76	180	179	C	72.48	NY	05/01/2007	31	CMI	625000	0	1	1	XXXXXXX00000	4488.76	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW HYDE PARK	11040	30	41.16		03/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	643	115	81.6	451408.87	CMI	N
4747945389	11	21	N	1	6.25	3	580000	580000	70530	06/01/2007	05/01/2037	3571.16	360	360	C	80	CA	05/01/2007	35	CMI	725000	0	1	1	XXXXXXXXXX00	3571.16	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94116	38	37.15		04/10/2007	0	N	0	10	811	05/01/2007	05/17/2007	716	115	81.99	580000	CMI	N

MORTGAGE LOAN SCHEDULE CONTINUED

Loan numbere	Property	Occupancy	purp	loan type	Note Rate	Pool.	Orig Balance	issue_bal	commit .	first due	mat date	CUR P&I	orig term	Remain Term	delq_cons	origLTV	state	PTD	Prod	inv/serv	APPR	pledge cd	lien pos	pmt freq	delqhis	total pmt	Units	int method	pmt type	mod code	orig rate	margin	Original P&I	neg am % limit	neg am code	ARM plan	city	zip	County	backratio	pmi	orig date	Sale Pric	buydown code	mi cov %	prog type	sub prog type	issue date	file date	Org FICO	Documentation	Comb LTV	curr upb	Primary Servicer	High Net Worth
4747975049	10	21	E	1	6	3	545000	544457.45	70530	05/01/2007	04/01/2037	3267.55	360	359	C	69.871	NJ	05/01/2007	35	CMI	780000	0	1	1	XXXXXXXXXX00	4206.55	1	0	0	#	0.000	0.000	0	0.0	0	0	MANAHAWKIN	8050	15	54.64		03/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	631	107	69.87	544457.45	CMI	N
4747975359	23	12	P	1	6.375	0	433600	433600	70530	06/01/2007	05/01/2037	2705.1	360	360	C	80	CA	05/01/2007	35	CMI	542000	0	1	1	XXXXXXXXXX00	3184.1	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95112	43	14.34		04/11/2007	542000	N	0	10	0	05/01/2007	05/17/2007	801	115	80	433600	CMI	N
4747995759	50	12	P	1	6.25	3	500000	499525.58	70530	05/01/2007	04/01/2037	3078.59	360	359	C	76.335	CA	05/01/2007	35	CMI	655000	0	1	1	XXXXXXXXXX00	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	IRVINE	92606	30	52.23		03/30/2007	655000	N	0	10	0	05/01/2007	05/17/2007	661	122	76.33	499525.58	CMI	N
4748905139	10	11	P	1	6.25	3	1000000	997899.05	70530	05/01/2007	04/01/2027	7309.28	240	239	C	43.956	NY	06/01/2007	35	CMI	2275000	0	1	1	XXXXXXXXX000	9740.28	1	0	0	#	0.000	0.000	0	0.0	0	0	GREAT NECK	11021	30	7.01		03/22/2007	2275000	N	0	10	0	05/01/2007	05/17/2007	796	115	43.96	995787.16	CMI	N
4748955489	36	21	E	1	6.375	3	612500	611932.41	70530	05/01/2007	04/01/2037	3821.2	360	359	C	61.25	NY	05/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXX000	3821.2	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10025	31	36.98		03/21/2007	0	N	0	10	0	05/01/2007	05/17/2007	724	117	61.25	611932.41	CMI	N
4748985639	10	11	P	1	6.25	3	635000	635000	70530	06/01/2007	05/01/2037	3909.8	360	360	C	67.697	IL	05/01/2007	35	CMI	940000	0	1	1	XXXXXXXXX000	3909.8	1	0	0	#	0.000	0.000	0	0.0	0	0	LAKE FOREST	60045	49	37.82		04/23/2007	938000	N	0	10	0	05/01/2007	05/17/2007	770	104	83.69	635000	CMI	N
4749925899	36	11	P	1	6.25	0	1000000	1000000	70530	06/01/2007	05/01/2037	6157.17	360	360	C	67.567	NY	05/01/2007	35	CMI	1500000	0	1	1	XXXXXXX00000	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	21.81		04/30/2007	1480000	N	0	10	0	05/01/2007	05/17/2007	788	115	67.57	1000000	CMI	N
4758955439	10	21	E	1	6.5	3	750000	749321.99	70530	05/01/2007	04/01/2037	4740.51	360	359	C01	53.571	NY	05/01/2007	35	CMI	1400000	0	1	1	XXXXXXXXX000	4740.51	1	0	0	#	0.000	0.000	0	0.0	0	0	SCARSDALE	10583	60	47.31		03/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	691	117	53.57	749321.99	CMI	N
4758955669	10	21	E	1	6.5	3	780000	779985.96	70531	05/01/2007	04/01/2037	4224.92	360	359	C	61.176	NY	06/01/2007	567	CMI	1275000	0	1	1	XXXXXXXXX000	4992.92	1	0	0	#	6.500	0.000	4225	999.0	0	444	BROOKLYN	11234	24	36.7		03/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	717	114	61.18	779985.96	CMI	N
4758975249	50	11	P	1	6.25	3	708000	706401.12	70535	05/01/2007	04/01/2037	4359.28	360	359	C	79.55	CA	05/01/2007	35	CMI	890000	0	1	1	XXXXXXXXX000	4359.28	1	4	0	#	6.250	0.000	4359.28	0.0	0	888	BRENTWOOD	94513	7	39.95		03/13/2007	890000	Y	0	10	0	05/01/2007	05/17/2007	788	112	83.15	706401.12	CMI	N
4761936399	38	11	P	1	6.25	3	500000	499525.58	70530	05/01/2007	04/01/2037	3078.59	360	359	C	66.666	NY	05/01/2007	35	CMI	750000	0	1	1	XXX000000000	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10024	31	33.7		03/23/2007	750000	N	0	10	0	05/01/2007	05/17/2007	757	115	66.67	499525.58	CMI	N
4767905609	10	11	P	1	6	3	610000	610000	70530	06/01/2007	05/01/2037	3657.26	360	360	C	54.954	NY	05/01/2007	35	CMI	1130000	0	1	1	XXXXXXXXXX00	5500.26	1	0	0	#	0.000	0.000	0	0.0	0	0	ROSLYN	11576	30	0		04/18/2007	1110000	N	0	10	0	05/01/2007	05/17/2007	733	122	54.95	610000	CMI	N
4767925599	10	21	E	1	6.125	3	435200	435200	70530	06/01/2007	05/01/2037	2644.32	360	360	C	80	CA	05/01/2007	35	CMI	544000	0	1	1	XXXXXXXXXX00	2644.32	1	0	0	#	0.000	0.000	0	0.0	0	0	W COVINA	91790	19	0		04/04/2007	0	N	0	10	0	05/01/2007	05/17/2007	710	117	80	435200	CMI	N
4767935399	10	21	N	1	6.375	0	112000	111809.26	70530	05/01/2007	04/01/2037	698.73	360	359	C	49.777	AZ	05/01/2007	35	CMI	225000	0	1	1	XXXXXXXXXX00	841.73	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	85029	7	37.75		03/23/2007	0	N	0	10	419	05/01/2007	05/17/2007	691	407	49.78	111809.26	CMI	N
4767935619	10	11	P	1	6.25	3	792000	791248.52	70530	05/01/2007	04/01/2037	4876.48	360	359	C	80	CA	05/01/2007	35	CMI	990000	0	1	1	XXXXXXXXXX00	4876.48	1	0	0	#	0.000	0.000	0	0.0	0	0	FOSTER CITY	94404	41	43.64		03/22/2007	990000	N	0	10	0	05/01/2007	05/17/2007	734	115	89.95	791248.52	CMI	N
4767945589	50	12	P	1	6	3	1000000	1000000	70515	06/01/2007	05/01/2022	8438.57	180	180	C	38.461	FL	05/01/2007	31	CMI	2850000	0	1	1	XXXXXXXXXX00	8931.57	1	0	0	#	0.000	0.000	0	0.0	0	0	NAPLES	34119	11	28.71		04/06/2007	2600000	N	0	146	992	05/01/2007	05/17/2007	769	110	38.46	1000000	CMI	Y
4768905669	10	11	P	1	6.375	3	424000	423607.29	70530	05/01/2007	04/01/2037	2645.21	360	359	C	80	NY	05/01/2007	35	CMI	545000	0	1	1	XXXXXXXX0000	3566.21	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW HYDE PARK	11040	30	42.15		03/22/2007	530000	N	0	10	0	05/01/2007	05/17/2007	645	115	94.99	423607.29	CMI	N
4768915529	10	11	P	1	6.5	3	543920	543428.29	70530	05/01/2007	04/01/2037	3437.94	360	359	C	80	NY	05/01/2007	35	CMI	680000	0	1	1	XXXXXXXX0000	4108.94	1	0	0	#	0.000	0.000	0	0.0	0	0	WHITE PLAINS	10606	60	28.01		03/27/2007	679900	N	0	10	0	05/01/2007	05/17/2007	739	107	95	543428.29	CMI	N
4768995369	21	11	P	1	5.625	3	650000	650000	70515	06/01/2007	05/01/2022	5354.26	180	180	C	77.38	NY	05/01/2007	31	CMI	900000	0	1	1	XXXXXXXX0000	5354.26	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10007	31	25.02		04/02/2007	840000	N	0	10	0	05/01/2007	05/17/2007	778	115	77.38	650000	CMI	N
4776925139	10	21	N	1	6.5	0	320000	320000	70530	06/01/2007	05/01/2037	2022.62	360	360	C	80	MD	05/01/2007	35	CMI	400000	0	1	1	XXXXXXXXXXX0	2022.62	1	0	0	#	0.000	0.000	0	0.0	0	0	KINGSVILLE	21087	3	61.94		04/21/2007	0	N	0	10	421	05/01/2007	05/17/2007	680	417	80	320000	CMI	N
4777925589	10	21	E	1	6.375	3	500000	499536.9	70530	05/01/2007	04/01/2037	3119.35	360	359	C	61.728	CA	05/01/2007	35	CMI	810000	0	1	1	XXXXXXXXXX00	3119.35	1	0	0	#	0.000	0.000	0	0.0	0	0	FULLERTON	92833	30	0		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	727	117	61.73	499536.9	CMI	N
4777945669	50	21	E	1	6.375	3	581000	580461.88	70530	05/01/2007	04/01/2037	3624.68	360	359	C	68.352	FL	05/01/2007	35	CMI	850000	0	1	1	XXXXXXXXXX00	4906.68	1	0	0	#	0.000	0.000	0	0.0	0	0	BOCA RATON	33428	50	37.38		03/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	735	107	68.35	580461.88	CMI	N
4777945779	50	21	N	1	6.625	3	492000	492000	70531	05/01/2007	04/01/2037	2716.25	360	359	C01	79.354	VA	04/01/2007	567	CMI	620000	0	1	1	XXXXXXXXXX00	3301.25	1	0	0	#	6.625	0.000	2716.25	999.0	0	444	ASHBURN	20148	53	51.21		03/27/2007	0	N	0	10	0	05/01/2007	05/17/2007	683	107	89.23	492000	CMI	N
4777945829	50	11	P	1	6.375	3	500000	499536.9	70530	05/01/2007	04/01/2037	3119.35	360	359	C	80	NM	05/01/2007	35	CMI	653000	0	1	1	XXXXXXXXXX00	3366.35	1	0	0	#	0.000	0.000	0	0.0	0	0	ALBUQUERQUE	87104	1	45.13		03/26/2007	625000	N	0	10	0	05/01/2007	05/17/2007	730	107	90	499536.9	CMI	N
4777985479	10	21	E	1	6.5	3	566500	566500	70530	06/01/2007	05/01/2037	3580.67	360	360	C	65.872	CA	05/01/2007	35	CMI	860000	0	1	1	XXXXXXXXXX00	3580.67	1	0	0	#	0.000	0.000	0	0.0	0	0	VENTURA	93003	56	32.32		04/11/2007	0	N	0	10	0	05/01/2007	05/17/2007	795	114	65.87	566500	CMI	N
4787925139	50	11	P	1	6.375	3	518000	518000	70530	06/01/2007	05/01/2037	3231.65	360	360	C	70.002	FL	05/01/2007	35	CMI	745000	0	1	1	XXXXXXXXXX00	3981.65	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST PALM BEACH	33411	50	52.86		04/04/2007	739975	N	0	10	811	05/01/2007	05/17/2007	636	122	70	518000	CMI	N
4787945519	10	11	P	1	6.125	3	928000	928000	70530	06/01/2007	05/01/2037	5638.63	360	360	C	80	CA	05/01/2007	35	CMI	1160000	0	1	1	XXXXXXXXXX00	5638.63	1	0	0	#	0.000	0.000	0	0.0	0	0	PASADENA	91107	19	32.34		04/03/2007	1222500	N	0	146	992	05/01/2007	05/17/2007	779	110	80	928000	CMI	Y
4787945849	36	11	P	1	6.25	0	500000	500000	70530	06/01/2007	05/01/2037	3078.59	360	360	C	80	NY	05/01/2007	35	CMI	625000	0	1	1	XXXXXXXXXX00	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10025	31	16.38		04/30/2007	625000	N	0	10	0	05/01/2007	05/17/2007	786	116	80	500000	CMI	N
4787955609	10	21	N	1	6.125	3	342000	341667.6	70530	05/01/2007	04/01/2037	2078.03	360	359	C	58.965	CA	05/01/2007	35	CMI	580000	0	1	1	XXXXXXXXXX00	2078.03	1	0	0	#	0.000	0.000	0	0.0	0	0	GARDEN GROVE	92841	19	23.08		03/05/2007	0	N	0	10	420	05/01/2007	05/17/2007	714	416	58.97	341667.6	CMI	N
4788985379	10	21	E	1	6.375	3	1700000	1698425.46	70530	05/01/2007	04/01/2037	10605.79	360	359	C	70.833	CA	05/01/2007	35	CMI	2400000	0	1	1	XXXXXXXX0000	10605.79	1	0	0	#	0.000	0.000	0	0.0	0	0	YORBA LINDA	92886	30	19.1		03/06/2007	0	N	0	146	992	05/01/2007	05/17/2007	731	123	75	1698425.46	CMI	Y
4788995699	36	11	P	1	6.5	0	1000000	1000000	70531	06/01/2007	05/01/2037	5416.67	360	360	C	68.965	NY	05/01/2007	567	CMI	1475000	0	1	1	XXXXXXXX0000	5416.67	1	0	0	#	6.500	0.000	5416.67	999.0	0	444	BROOKLYN	11211	24	34.32		04/30/2007	1450000	N	0	10	0	05/01/2007	05/17/2007	761	114	89.97	1000000	CMI	N
4790906349	36	11	P	1	6	3	100000	99900.45	70530	05/01/2007	04/01/2037	599.55	360	359	C	21.505	NY	05/01/2007	35	CMI	465000	0	1	1	XXXXX0000000	599.55	1	0	0	#	0.000	0.000	0	0.0	0	0	FOREST HILLS	11375	41	42.3		03/21/2007	465000	N	0	10	0	05/01/2007	05/17/2007	779	115	21.5	99900.45	CMI	N
4796985099	10	21	E	1	6.5	3	450000	450000	70531	06/01/2007	05/01/2037	2437.5	360	360	C	52.941	NY	05/01/2007	567	CMI	850000	0	1	1	XXXXXXXXXXX0	3615.5	1	0	0	#	6.500	0.000	2437.5	999.0	0	444	SHOREHAM	11786	52	37.77		04/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	696	107	52.94	450000	CMI	N
4797915159	10	21	E	1	6.375	3	456800	456653.75	70531	05/01/2007	04/01/2037	2425.97	360	359	C	79.443	MA	05/01/2007	567	CMI	575000	0	1	1	XXXXXXXXXX00	2852.97	1	0	0	#	6.375	0.000	2426.75	999.0	0	444	NEWBURYPORT	1950	5	56.54		04/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	751	107	79.44	456653.75	CMI	N
4797925579	10	21	N	1	6.25	3	500000	499525.58	70530	05/01/2007	04/01/2037	3078.59	360	359	C	78.802	CA	05/01/2007	35	CMI	634500	0	1	1	XXXXXXXXX000	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	CORONA AREA	92880	33	19.46		03/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	787	115	78.8	499525.58	CMI	N
4797935569	10	21	N	1	6.375	3	540000	539299.85	70530	05/01/2007	04/01/2037	3368.9	360	359	C	80	CA	05/01/2007	35	CMI	675000	0	1	1	XXXXXXXXX000	3368.9	1	0	0	#	0.000	0.000	0	0.0	0	0	TEMPLE CITY	91780	19	22.05		03/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	787	107	80	539299.85	CMI	N
4797945299	23	21	N	1	6.25	3	480000	479544.56	70530	05/01/2007	04/01/2037	2955.44	360	359	C	80	CA	05/01/2007	35	CMI	600000	0	1	1	XXXXXXXXXX00	2955.44	1	0	0	#	0.000	0.000	0	0.0	0	0	IRVINE	92612	30	28.96		03/27/2007	0	N	0	10	0	05/01/2007	05/17/2007	755	123	80	479544.56	CMI	N
4797955019	10	21	E	1	6.625	3	202500	202500	70530	06/01/2007	05/01/2037	1296.63	360	360	C	75	MT	05/01/2007	35	CMI	270000	0	1	1	XXXXXXXXXX00	1578.63	1	0	0	#	0.000	0.000	0	0.0	0	0	KALISPELL	59901	15	39.29		04/04/2007	0	N	0	10	418	05/01/2007	05/17/2007	692	414	95	202500	CMI	N
4797955339	50	21	E	1	6.5	3	466300	466300	70530	06/01/2007	05/01/2037	2947.33	360	360	C	54.858	AZ	05/01/2007	35	CMI	850000	0	1	1	XXXXXXXXXX00	3326.33	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	85022	7	37.07		03/28/2007	0	N	0	10	0	05/01/2007	05/17/2007	703	117	54.86	466300	CMI	N
4797955959	50	21	E	1	6.25	3	500000	499504.17	70530	05/01/2007	04/01/2037	3078.59	360	359	C	45.454	CA	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	IRVINE	92620	30	23.21		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	793	117	47.73	499504.17	CMI	N
4797965469	36	21	N	1	6.25	3	671900	671900	70531	06/01/2007	05/01/2037	3499.48	360	360	C	59.724	NY	05/01/2007	567	CMI	1125000	0	1	1	XXXXXXXXX000	3499.48	1	0	0	#	6.250	0.000	3499.48	999.0	0	444	NEW YORK	10011	31	28.9		04/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	778	107	59.72	671900	CMI	N
4797985369	50	12	P	1	6.375	3	688240	688240	70531	05/01/2007	04/01/2037	3656.28	360	359	C	80	CA	05/01/2007	567	CMI	875000	0	1	1	XXXXXXXXX000	3656.28	1	0	0	#	6.375	0.000	3656.28	999.0	0	444	NV CITY	95959	29	43.11		03/27/2007	860300	N	0	10	0	05/01/2007	05/17/2007	791	107	80	688240	CMI	N
4798905229	10	12	P	1	6.25	3	428000	428000	70530	06/01/2007	05/01/2037	2635.27	360	360	C	80	NY	05/01/2007	35	CMI	535000	0	1	1	XXXXXXXX0000	2635.27	1	0	0	#	0.000	0.000	0	0.0	0	0	PINE PLAINS	12567	11	0		04/06/2007	535000	N	0	10	0	05/01/2007	05/17/2007	733	111	89.8	428000	CMI	N
4799945539	36	11	P	1	6.375	3	1175000	1175000	70530	06/01/2007	05/01/2037	7330.47	360	360	C	50	NY	05/01/2007	35	CMI	2350000	0	1	1	XXXXXX000000	7330.47	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	40.04		04/05/2007	2350000	N	0	10	0	05/01/2007	05/17/2007	710	122	50	1175000	CMI	N
4941219862	50	21	E	1	6.25	0	430000	430000	70531	04/01/2007	03/01/2037	2239.58	360	358	C	75.438	CO	05/01/2007	567	CMI	570000	0	1	1	XXXXXXXXXX00	2602.34	1	0	0	#	6.250	0.000	2239.58	0.0	0	0	COLORADO SPRINGS	80921	20	15.69		02/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	791	123	75.44	430000	CMI	N
4941219872	10	21	N	1	6	0	630000	628742.52	70530	04/01/2007	03/01/2037	3777.17	360	358	C	70	CT	05/01/2007	35	CMI	900000	0	1	1	XXXXXXXXXX00	4561.58	1	0	0	#	0.000	0.000	0	0.0	0	0	STAMFORD	6906	1	26.87		02/08/2007	0	N	0	10	0	05/01/2007	05/17/2007	766	123	70	628742.52	CMI	N
4941219892	10	11	P	1	6.25	0	880000	878325.69	70530	04/01/2007	03/01/2037	5418.31	360	358	C	80	FL	05/01/2007	35	CMI	1250000	0	1	1	XXXXXXXXXX00	9097.23	1	0	0	#	0.000	0.000	0	0.0	0	0	WELLINGTON	33414	50	9.15		02/15/2007	1100000	N	0	10	0	05/01/2007	05/17/2007	799	122	80	878325.69	CMI	N
4941239862	51	21	N	1	6.25	0	606000	603455.55	70530	03/01/2007	02/01/2037	3731.25	360	357	C	70.877	CA	05/01/2007	35	CMI	855000	0	1	1	XXXXXXXXXX00	3731.25	1	0	0	#	0.000	0.000	0	0.0	0	0	WALNUT CREEK	94597	7	37.9		01/18/2007	0	N	0	10	0	05/01/2007	05/17/2007	737	123	70.88	603455.55	CMI	N
4941239892	50	11	P	1	6.375	0	923200	921485.32	70530	04/01/2007	03/01/2037	5759.57	360	358	C	80	MO	05/01/2007	35	CMI	1155000	0	1	1	XXXXXXXXXX00	6964.04	1	0	0	#	0.000	0.000	0	0.0	0	0	SPRINGFIELD	65809	39	35.94		02/08/2007	1154000	N	0	10	0	05/01/2007	05/17/2007	789	122	80	921485.32	CMI	N
4941249882	10	21	E	1	6.25	0	487500	486572.37	70530	04/01/2007	03/01/2037	3001.62	360	358	C	65	VA	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXX00	3445.1	1	0	0	#	0.000	0.000	0	0.0	0	0	ARLINGTON	22201	7	43.98		02/07/2007	0	N	0	10	0	05/01/2007	05/17/2007	726	123	65	486572.37	CMI	N
4941259882	10	21	E	1	6.375	0	990000	980000	70531	04/01/2007	03/01/2037	5206.25	360	358	C	55	MA	05/01/2007	567	CMI	1800000	0	1	1	XXXXXXXXXX00	7176.67	1	0	0	#	6.375	0.000	5232.81	0.0	0	0	DEDHAM	2026	11	32		02/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	716	123	55	980000	CMI	N
4941259892	36	11	P	1	6.375	0	500000	499071.34	70530	04/01/2007	03/01/2037	3119.35	360	358	C	60.975	NY	05/01/2007	35	CMI	825000	0	1	1	XXXXXXXXXX00	3119.35	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10018	31	15.25		02/02/2007	820000	N	0	10	0	05/01/2007	05/17/2007	675	122	60.97	499071.34	CMI	N
4941279882	10	21	E	1	6.25	0	475000	474096.25	70530	04/01/2007	03/01/2037	2924.66	360	358	C	47.5	DC	05/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXXX00	3445.3	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	20015	1	24.78		02/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	796	123	47.5	474096.25	CMI	N
4941289852	10	21	E	1	6.25	0	150000	149714.6	70530	04/01/2007	03/01/2037	923.58	360	358	C	70.754	PA	05/01/2007	35	CMI	212000	0	1	1	XXXXXXXXXX00	1117.07	1	0	0	#	0.000	0.000	0	0.0	0	0	EAST BERLIN	17316	1	32.99		02/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	735	123	70.75	149714.6	CMI	N
4941289882	10	21	N	1	6.25	0	451468	450609.02	70530	04/01/2007	03/01/2037	2779.77	360	358	C	63.142	CA	05/01/2007	35	CMI	715000	0	1	1	XXXXXXXXXX00	2779.77	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95123	43	28.54		02/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	717	123	63.14	450609.02	CMI	N
4951209872	50	11	P	1	6.125	0	527920	526891.16	70530	04/01/2007	03/01/2037	3207.7	360	358	C	80	CA	05/01/2007	35	CMI	659900	0	1	1	XXXXXXXXXX00	3965.68	1	0	0	#	0.000	0.000	0	0.0	0	0	CHULA VISTA	91913	37	39.5		02/05/2007	659900	N	0	10	0	05/01/2007	05/17/2007	715	122	80	526891.16	CMI	N
4951239072	10	21	N	1	6.375	0	704000	702033.47	70530	03/01/2007	02/01/2037	4392.04	360	357	C	80	CA	05/01/2007	35	CMI	880000	0	1	1	XXXXXXXXX000	4392.04	1	0	0	#	0.000	0.000	0	0.0	0	0	RANCHO CUCAMONGA	91737	36	37.56		01/08/2007	0	N	0	10	0	05/01/2007	05/17/2007	698	123	80	702033.47	CMI	N
4951259052	23	11	P	1	6.25	0	461600	461469.68	70531	03/01/2007	02/01/2037	2403.49	360	357	C01	80	CA	04/01/2007	567	CMI	577000	0	1	1	XXXXXXXXXX00	2403.49	1	0	0	#	6.250	0.000	2403.49	0.0	0	0	SAN DIEGO	92106	37	43.29		01/05/2007	577000	N	0	10	0	05/01/2007	05/17/2007	723	122	80	461469.68	CMI	N
4951279052	10	11	P	1	6.5	0	445000	443786.61	70530	03/01/2007	02/01/2037	2812.7	360	357	C	59.175	CA	05/01/2007	35	CMI	752000	0	1	1	XXXXXXXXXX00	2812.7	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	91326	19	44.73		01/11/2007	752000	N	0	10	0	05/01/2007	05/17/2007	808	122	59.17	443786.61	CMI	N
5700936689	21	11	P	1	6.375	3	664000	663385	70530	05/01/2007	04/01/2037	4142.5	360	359	C	80	NY	05/01/2007	35	CMI	870000	0	1	1	XXXXXX000000	4142.5	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	43.92		03/30/2007	830000	N	0	10	0	05/01/2007	05/17/2007	763	115	90	663385	CMI	N
5707905569	10	11	P	8	6.375	3	189905	189905	70530	06/01/2007	05/01/2037	1184.76	360	360	C	95	PA	05/01/2007	35	CMI	202000	0	1	1	XXXXXXXXXX00	1538.76	1	0	0	#	0.000	0.000	0	0.0	0	0	BETHLEHEM	18018	39	44.53	DD	04/30/2007	199900	N	25	149	424	05/01/2007	05/17/2007	785	113	95	189905	CMI	N
5707935719	10	21	N	1	6.25	3	534700	534192.66	70530	05/01/2007	04/01/2037	3292.24	360	359	C	68.551	MA	05/01/2007	35	CMI	780000	0	1	1	XXXXXXXXXX00	3856.24	1	0	0	#	0.000	0.000	0	0.0	0	0	WELLESLEY	2482	11	37.6		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	795	107	74.73	534192.66	CMI	N
5707945419	10	21	E	1	6.375	0	450000	450000	70530	06/01/2007	05/01/2037	2807.41	360	360	C	77.586	MA	05/01/2007	35	CMI	580000	0	1	1	XXXXXXXXXXX0	3313.41	1	0	0	#	0.000	0.000	0	0.0	0	0	MARSHFIELD	2050	12	45.18		04/27/2007	0	N	0	10	0	05/01/2007	05/17/2007	804	107	77.59	450000	CMI	N
5737945999	50	11	P	1	6.5	3	511920	510991.93	70530	03/01/2007	02/01/2037	3235.68	360	357	C	80	SC	05/01/2007	35	CMI	660000	0	1	1	XXXXXXXXXX00	3797.68	1	0	0	#	0.000	0.000	0	0.0	0	0	MOUNT PLEASANT	29466	10	40.7		01/12/2007	639900	N	0	10	0	05/01/2007	05/17/2007	788	107	90	510991.93	CMI	N
5737955999	10	13	P	1	7	3	80000	79934.43	70530	05/01/2007	04/01/2037	532.24	360	359	C	80	TX	05/01/2007	35	CMI	102000	0	1	1	XXXXXXXXXX00	532.24	1	0	0	#	0.000	0.000	0	0.0	0	0	POTTSBORO	75076	91	19.84		03/16/2007	100000	N	0	10	421	05/01/2007	05/17/2007	777	417	80	79934.43	CMI	N
5737985519	14	11	P	1	6.125	0	578000	578000	70531	06/01/2007	05/01/2037	2950.21	360	360	C	80	NY	05/01/2007	567	CMI	730000	0	1	1	XXXXXXXXXX00	3425.21	2	0	0	#	6.125	0.000	2950.21	999.0	0	444	BROOKLYN	11229	24	30.61		04/20/2007	722500	N	0	10	0	05/01/2007	05/17/2007	764	115	80	578000	CMI	N
5738925049	36	11	P	1	6.25	0	495000	495000	70530	06/01/2007	05/01/2037	3047.8	360	360	C	50	NY	05/01/2007	35	CMI	990000	0	1	1	XXXXXXXXX000	3047.8	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10010	31	21.08		04/24/2007	990000	N	0	10	0	05/01/2007	05/17/2007	802	107	50	495000	CMI	N
5738975119	10	11	P	1	6.25	3	350000	349667.91	70530	05/01/2007	04/01/2037	2155.01	360	359	C	80	OH	06/01/2007	35	CMI	350000	0	1	1	XXXXXXXXX000	2665.01	1	0	0	#	0.000	0.000	0	0.0	0	0	PERRYSBURG	43551	87	0	DC	03/20/2007	350000	N	0	10	0	05/01/2007	05/17/2007	627	116	100	349334.09	CMI	N
5738975989	10	11	P	1	6.25	3	576000	575453.47	70530	05/01/2007	04/01/2037	3546.53	360	359	C	80	CA	05/01/2007	35	CMI	720000	0	1	1	XXXXXXXXX000	3546.53	1	0	0	#	0.000	0.000	0	0.0	0	0	FULLERTON	92835	30	24.9		03/08/2007	720000	N	0	10	0	05/01/2007	05/17/2007	775	115	80	575453.47	CMI	N
5738985629	10	11	P	1	6.125	3	620000	620000	70530	06/01/2007	05/01/2037	3767.19	360	360	C	80	OR	05/01/2007	35	CMI	775000	0	1	1	XXXXXXXXX000	4345.05	1	0	0	#	0.000	0.000	0	0.0	0	0	KLAMATH FALLS	97601	18	33.9		04/04/2007	819082	N	0	10	0	05/01/2007	05/17/2007	703	107	80	620000	CMI	N
5739955199	36	11	P	1	6	3	256000	255745.15	70530	05/01/2007	04/01/2037	1534.85	360	359	C	80	NY	05/01/2007	35	CMI	325000	0	1	1	XXXXXXX00000	1534.85	1	0	0	#	0.000	0.000	0	0.0	0	0	WHITE PLAINS	10601	60	22.91		03/22/2007	320000	N	0	10	0	05/01/2007	05/17/2007	700	115	85	255745.15	CMI	N
5747955989	10	11	P	1	6.25	0	920000	920000	70530	06/01/2007	05/01/2037	5664.6	360	360	C	73.6	CA	05/01/2007	35	CMI	1250000	0	1	1	XXXXXXXXXX00	5664.6	1	0	0	#	0.000	0.000	0	0.0	0	0	CLAREMONT	91711	19	32.48		04/02/2007	1280000	N	0	10	0	05/01/2007	05/17/2007	753	115	73.6	920000	CMI	N
5748915109	51	11	P	1	6	3	451200	451200	70530	06/01/2007	05/01/2037	2705.17	360	360	C	80	NY	05/01/2007	35	CMI	565000	0	1	1	XXXXXXXXX000	3510.17	1	0	0	#	0.000	0.000	0	0.0	0	0	PORT CHESTER	10573	60	37.59		04/13/2007	564000	N	0	10	0	05/01/2007	05/17/2007	791	115	80	451200	CMI	N
5748995329	10	11	P	1	6.5	3	532750	530246.39	70530	05/01/2007	04/01/2037	3367.34	360	359	C	79.992	MA	05/01/2007	35	CMI	666000	0	1	1	XXXXXXXXX000	4042.34	1	0	0	#	0.000	0.000	0	0.0	0	0	BEVERLY	1915	5	38.41		03/29/2007	665999	N	0	10	0	05/01/2007	05/17/2007	781	107	89.9	530246.39	CMI	N
5757905809	10	11	P	1	6.25	3	450000	450000	70531	05/01/2007	04/01/2037	2343.75	360	359	C	48.596	CA	05/01/2007	567	CMI	926000	0	1	1	XXXXXXXXXX00	2343.75	1	0	0	#	6.250	0.000	2343.75	999.0	0	444	BERKELEY	94707	1	26.41		03/21/2007	926000	N	0	10	0	05/01/2007	05/17/2007	685	115	48.6	450000	CMI	N
5757915189	21	21	E	1	6.5	0	490000	490000	70530	06/01/2007	05/01/2037	3097.13	360	360	C	70	NY	05/01/2007	35	CMI	700000	0	1	1	XXXXXXXXXX00	3402.13	1	0	0	#	0.000	0.000	0	0.0	0	0	FLUSHING	11355	41	29.45		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	648	107	70	490000	CMI	N
5757925659	50	21	N	1	6.5	3	530000	530000	70531	05/01/2007	04/01/2037	2870.83	360	359	C	46.086	AZ	05/01/2007	567	CMI	1150000	0	1	1	XXXXXXXXXX00	3282.83	1	0	0	#	6.500	0.000	2870.83	999.0	0	444	SCOTTSDALE	85259	7	32		03/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	695	107	46.09	530000	CMI	N
5757925909	10	21	E	1	6.125	0	486000	486000	70530	06/01/2007	05/01/2037	2952.98	360	360	C	67.034	OR	05/01/2007	35	CMI	725000	0	1	1	XXXXXXXXXX00	3327.98	1	0	0	#	0.000	0.000	0	0.0	0	0	ROSEBURG	97470	10	47.26		04/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	722	107	67.03	486000	CMI	N
5757955409	10	11	P	1	7.375	3	153600	153600	70530	06/01/2007	05/01/2037	1060.88	360	360	C	80	OR	05/01/2007	35	CMI	192000	0	1	1	XXXXXXXXXX00	1060.88	1	0	0	#	0.000	0.000	0	0.0	0	0	MCMINNVILLE	97128	36	33.14		04/02/2007	192000	N	0	10	420	05/01/2007	05/17/2007	723	416	100	153600	CMI	N
5757985009	10	21	N	1	6.25	0	679300	679300	70530	06/01/2007	05/01/2037	4182.56	360	360	C	60.115	VA	05/01/2007	35	CMI	1130000	0	1	1	XXXXXXXXXX00	4182.56	1	0	0	#	0.000	0.000	0	0.0	0	0	VIENNA	22180	29	20.86		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	699	107	60.12	679300	CMI	N
5758945299	11	21	E	1	5.875	3	675000	675000	70515	06/01/2007	05/01/2022	5650.55	180	180	C	40.298	NY	05/01/2007	31	CMI	1675000	0	1	1	XXXXXXXXX000	5650.55	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11217	24	41.59		04/04/2007	0	N	0	10	0	05/01/2007	05/17/2007	734	117	42.35	675000	CMI	N
5758955139	10	11	P	1	5.875	0	423500	423500	70535	06/01/2007	05/01/2037	2505.16	360	360	C	79.905	MA	05/01/2007	35	CMI	530000	0	1	1	XXXXXXXXX000	2959.16	1	4	0	#	5.875	0.000	2505.16	0.0	0	888	NORFOLK	2056	11	47.92		04/19/2007	530000	Y	0	10	0	05/01/2007	05/17/2007	727	112	94.91	423500	CMI	N
5760906659	36	11	P	1	6.375	3	1600000	1600000	70530	06/01/2007	05/01/2037	9981.92	360	360	C	74.941	NY	05/01/2007	35	CMI	2135000	0	1	1	XXXXX0000000	9981.92	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10013	31	33.77		04/12/2007	2135000	N	0	146	993	05/01/2007	05/17/2007	735	122	74.94	1600000	CMI	Y
5767935719	10	21	N	1	6.25	3	676000	675358.58	70530	05/01/2007	04/01/2037	4162.25	360	359	C	80	CA	05/01/2007	35	CMI	845000	0	1	1	XXXXXXXXXX00	5041.25	1	0	0	#	0.000	0.000	0	0.0	0	0	ANTIOCH	94531	7	35.42		03/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	722	115	94.2	675358.58	CMI	N
5767945479	10	11	P	1	6.25	3	535000	535000	70530	06/01/2007	05/01/2037	3294.09	360	360	C	39.483	CA	05/01/2007	35	CMI	1355000	0	1	1	XXXXXXXXXX00	3294.09	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94127	38	25.1		03/28/2007	1355000	N	0	10	0	05/01/2007	05/17/2007	702	115	39.48	535000	CMI	N
5767945969	50	11	P	1	6.25	3	488000	488000	70530	06/01/2007	05/01/2037	3004.7	360	360	C	80	GA	05/01/2007	35	CMI	610000	0	1	1	XXXXXXXXXX00	3604.7	1	0	0	#	0.000	0.000	0	0.0	0	0	COLUMBUS	31909	106	21.28		04/02/2007	625000	N	0	10	0	05/01/2007	05/17/2007	702	107	100	488000	CMI	N
5767975829	10	21	E	1	6.25	3	500000	500000	70531	06/01/2007	05/01/2037	2604.17	360	360	C	71.428	NY	05/01/2007	567	CMI	700000	0	1	1	XXXXXXXXXX00	3401.17	1	0	0	#	6.250	0.000	2604.17	999.0	0	444	YONKERS	10710	60	34.9		04/11/2007	0	N	0	10	0	05/01/2007	05/17/2007	688	117	71.43	500000	CMI	N
5768955319	10	11	P	1	6.375	3	520000	519032.78	70530	04/01/2007	03/01/2037	3244.12	360	358	C	80	MA	05/01/2007	35	CMI	665000	0	1	1	XXXXXXXXX000	4093.12	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTFORD	1886	9	86.51		03/01/2007	650000	N	0	10	0	05/01/2007	05/17/2007	667	107	80	519032.78	CMI	N
5768995379	11	11	P	1	6.375	3	438800	438800	70530	06/01/2007	05/01/2037	2737.54	360	360	C	80	NY	05/01/2007	35	CMI	553000	0	1	1	XXXXXXXX0000	3084.54	1	0	0	#	0.000	0.000	0	0.0	0	0	FRESH MDWS	11366	41	30.92		04/02/2007	548500	N	0	10	0	05/01/2007	05/17/2007	710	122	80	438800	CMI	N
5769955179	10	11	P	1	6.25	3	650000	650000	70530	06/01/2007	05/01/2037	4002.16	360	360	C	35.23	NY	05/01/2007	35	CMI	1875000	0	1	1	XXXXXXX00000	6748.16	1	0	0	#	0.000	0.000	0	0.0	0	0	WHITE PLAINS	10607	60	12.5		04/03/2007	1845000	N	0	10	0	05/01/2007	05/17/2007	788	115	35.23	650000	CMI	N
5776905719	10	11	P	1	6.25	0	548000	548000	70535	06/01/2007	05/01/2037	3374.13	360	360	C	80	IL	05/01/2007	35	CMI	687000	0	1	1	XXXXXXXXXXX0	4115.13	1	0	0	#	0.000	0.000	0	0.0	0	0	RIVERSIDE	60546	16	43.41		04/13/2007	685000	N	0	10	0	05/01/2007	05/17/2007	715	107	86.86	548000	CMI	N
5777935099	50	21	N	1	6.125	3	875000	875000	70531	05/01/2007	04/01/2037	4466.15	360	359	C	71.721	AL	06/01/2007	567	CMI	1220000	0	1	1	XXXXXXXXXX00	4980.15	1	0	0	#	6.125	0.000	4466.15	999.0	0	444	BIRMINGHAM	35242	59	27.29		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	785	108	89.99	875000	CMI	N
5777935109	50	21	N	1	6.375	0	632000	632000	70531	06/01/2007	05/01/2037	3357.5	360	360	C	63.2	AZ	05/01/2007	567	CMI	1000000	0	1	1	XXXXXXXXXX00	4000.5	1	0	0	#	6.375	0.000	3357.5	999.0	0	444	TUCSON	85718	10	38.76		04/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	689	107	63.2	632000	CMI	N
5777985279	10	21	E	1	6.25	3	544000	543333.33	70530	05/01/2007	04/01/2037	3349.5	360	359	C	66.748	CA	05/01/2007	35	CMI	815000	0	1	1	XXXXXXXXXX00	3349.5	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN LUIS OBISPO	93405	40	40.31		03/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	778	107	66.75	543333.33	CMI	N
5777985389	10	11	P	1	6.5	0	628000	628000	70530	06/01/2007	05/01/2037	3969.39	360	360	C	80	MA	05/01/2007	35	CMI	795000	0	1	1	XXXXXXXXXX00	4977.39	1	0	0	#	0.000	0.000	0	0.0	0	0	GROTON	1450	9	42.39		05/01/2007	785000	N	0	10	0	05/01/2007	05/17/2007	770	107	95	628000	CMI	N
5778915789	36	21	E	1	6.125	3	74000	73928.08	70530	05/01/2007	04/01/2037	449.63	360	359	C	33.636	NY	06/01/2007	35	CMI	220000	0	1	1	XXXXXXXX0000	449.63	1	0	0	#	0.000	0.000	0	0.0	0	0	FRST HLS	11375	41	27.71		03/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	786	117	38.95	73855.79	CMI	N
5786965969	10	11	P	1	6.375	3	176000	176000	70530	06/01/2007	05/01/2037	1098.01	360	360	C	80	NE	05/01/2007	35	CMI	225000	0	1	1	XXXXXXXXXXX0	1569.01	1	0	0	#	0.000	0.000	0	0.0	0	0	OMAHA	68130	28	38.81		04/17/2007	220000	N	0	149	424	05/01/2007	05/17/2007	730	113	94.98	176000	CMI	N
5786985249	10	21	E	1	7.5	3	176000	176000	70530	06/01/2007	05/01/2037	1230.62	360	360	C	80	OR	05/01/2007	35	CMI	220000	0	1	1	XXXXXXXXXXX0	1230.62	1	0	0	#	0.000	0.000	0	0.0	0	0	BEAVERTON	97005	34	36.05		04/10/2007	0	N	0	10	421	05/01/2007	05/17/2007	655	417	80	176000	CMI	N
5787985379	50	21	N	1	6	3	605000	605000	70515	06/01/2007	05/01/2022	5105.33	180	180	C	51.054	MD	05/01/2007	31	CMI	1185000	0	1	1	XXXXXXXXXX00	6045.33	1	0	0	#	0.000	0.000	0	0.0	0	0	DAYTON	21036	14	44.08		04/03/2007	0	N	0	10	0	05/01/2007	05/17/2007	686	110	71.78	605000	CMI	N
5788905609	50	11	P	1	6	3	665000	664337.98	70535	05/01/2007	04/01/2037	3987.02	360	359	C	72.677	CA	05/01/2007	35	CMI	915000	0	1	1	XXXXXXXX0000	4656.02	1	4	0	#	6.000	0.000	3987.02	0.0	0	888	RANCHO SANTO MARGARIT	92688	30	30.23		03/02/2007	915000	Y	0	10	0	05/01/2007	05/17/2007	786	107	72.68	664337.98	CMI	N
5788925179	36	11	P	1	6.25	0	550000	550000	70530	06/01/2007	05/01/2037	3386.44	360	360	C	47.826	NY	05/01/2007	35	CMI	1150000	0	1	1	XXXXXXXX0000	3386.44	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10021	31	0		04/24/2007	1150000	N	0	10	0	05/01/2007	05/17/2007	796	111	47.83	550000	CMI	N
5788935809	50	11	P	1	6.25	3	548000	547480.04	70530	05/01/2007	04/01/2037	3374.13	360	359	C	80	GA	05/01/2007	35	CMI	685000	0	1	1	XXXXXXXX0000	4118.13	1	0	0	#	0.000	0.000	0	0.0	0	0	MABELTON	30126	33	38.87		03/29/2007	685000	N	0	10	0	05/01/2007	05/17/2007	743	115	85.4	547480.04	CMI	N
5796945579	10	21	E	1	6.375	0	480000	480000	70530	06/01/2007	05/01/2037	2994.57	360	360	C	78.688	NJ	05/01/2007	35	CMI	610000	0	1	1	XXXXXXXXXXX0	3495.57	1	0	0	#	0.000	0.000	0	0.0	0	0	PARAMUS	7652	2	40.19		04/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	738	107	78.69	480000	CMI	N
5797905029	50	11	P	1	6.875	3	484000	483592.87	70530	05/01/2007	04/01/2037	3179.54	360	359	C	80	AZ	05/01/2007	35	CMI	630000	0	1	1	XXXXXXXXXX00	3475.54	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTTSDALE	85258	7	44.9		03/30/2007	605000	N	0	10	0	05/01/2007	05/17/2007	705	107	80	483592.87	CMI	N
5797905549	10	11	P	1	6.25	3	500000	500000	70531	05/01/2007	04/01/2037	2604.17	360	359	C	67.567	CT	05/01/2007	567	CMI	740000	0	1	1	XXXXXXXXX000	3236.17	1	0	0	#	6.250	0.000	2604.17	999.0	0	444	NORWALK	6851	1	37.43		03/30/2007	740000	N	0	10	0	05/01/2007	05/17/2007	742	107	77.72	500000	CMI	N
5797925019	50	21	N	1	6.25	3	456000	455567.33	70530	05/01/2007	04/01/2037	2807.67	360	359	C	60	IL	05/01/2007	35	CMI	760000	0	1	1	XXXXXXXXXX00	2807.67	1	0	0	#	0.000	0.000	0	0.0	0	0	ELMHURST	60126	22	9.03		03/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	803	107	60	455567.33	CMI	N
5797945279	50	21	N	1	6.25	0	628000	627404.13	70530	05/01/2007	04/01/2037	3866.7	360	359	C	73.023	CA	05/01/2007	35	CMI	860000	0	1	1	XXXXXXXXXX00	3866.7	1	0	0	#	0.000	0.000	0	0.0	0	0	PLACENTIA	92870	30	27.22		03/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	704	107	73.02	627404.13	CMI	N
5797945859	10	21	E	1	6.375	3	500000	499536.9	70530	05/01/2007	04/01/2037	3119.35	360	359	C	78.802	NJ	05/01/2007	35	CMI	634500	0	1	1	XXXXXXXXX000	3635.35	1	0	0	#	0.000	0.000	0	0.0	0	0	PARAMUS	7652	2	41.91		03/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	727	117	78.8	499536.9	CMI	N
5797955619	50	26	N	1	6.25	3	114550	114441.31	70530	05/01/2007	04/01/2037	705.3	360	359	C	57.853	WI	05/01/2007	35	CMI	198000	0	1	1	XXXXXXXXX000	705.3	1	0	0	#	0.000	0.000	0	0.0	0	0	MADISON	53704	13	13.47		04/05/2007	0	N	0	10	420	05/01/2007	05/17/2007	771	416	57.85	114441.31	CMI	N
5797965969	10	21	N	1	6.625	3	650000	650000	70531	06/01/2007	05/01/2037	3588.54	360	360	C	74.712	IL	05/01/2007	567	CMI	870000	0	1	1	XXXXXXXXX000	3588.54	1	0	0	#	6.625	0.000	3588.54	999.0	0	444	HAWTHORN WOODS	60047	49	24.75		04/18/2007	0	N	0	10	0	05/01/2007	05/17/2007	697	107	95	650000	CMI	N
5798935599	10	21	N	1	6.375	3	589217	588671.27	70530	05/01/2007	04/01/2037	3675.95	360	359	C	65.251	IL	06/01/2007	35	CMI	903000	0	1	1	XXXXXXXX0000	3675.95	1	0	0	#	0.000	0.000	0	0.0	0	0	DECATUR	62521	58	45.91		03/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	768	109	65.25	588122.64	CMI	N
5941209872	10	11	P	1	6.125	0	479999	479063.57	70530	04/01/2007	03/01/2037	2916.52	360	358	C	79.999	DC	05/01/2007	35	CMI	605000	0	1	1	XXXXXXXXXX00	3226.98	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	20002	1	31.35		02/16/2007	599999	N	0	10	0	05/01/2007	05/17/2007	774	122	80	479063.57	CMI	N
5941209882	10	11	P	1	6.25	0	332000	331368.34	70530	04/01/2007	03/01/2037	2044.18	360	358	C	80	CA	05/01/2007	35	CMI	415000	0	1	1	XXXXXXXXXX00	2044.18	1	0	0	#	0.000	0.000	0	0.0	0	0	NEVADA CITY	95959	29	36.59		01/31/2007	415000	N	0	10	0	05/01/2007	05/17/2007	779	122	80	331368.34	CMI	N
5941219872	50	11	P	1	6.125	0	650000	648095.02	70530	03/01/2007	02/01/2037	3949.47	360	357	C	56.325	AZ	05/01/2007	35	CMI	1250000	0	1	1	XXXXXXXXXX00	4468.06	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTTSDALE	85259	7	39.18		01/23/2007	1154000	N	0	10	0	05/01/2007	05/17/2007	757	122	56.33	648095.02	CMI	N
5941219892	50	21	N	1	6.375	0	578414	578414	70531	04/01/2007	03/01/2037	3072.82	360	358	C	66.104	IN	05/01/2007	567	CMI	875000	0	1	1	XXXXXXXXXX00	3387.1	1	0	0	#	6.375	0.000	3072.82	0.0	0	0	INDIANAPOLIS	46220	49	27.19		02/07/2007	0	N	0	10	0	05/01/2007	05/17/2007	784	123	66.1	578414	CMI	N
5941249852	10	21	E	1	6.375	0	150000	149721.42	70530	04/01/2007	03/01/2037	935.8	360	358	C	51.903	CA	05/01/2007	35	CMI	289000	0	1	1	XXXXXXXXXX00	1014.54	1	0	0	#	0.000	0.000	0	0.0	0	0	IONE	95640	3	28.45		02/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	692	123	51.9	149721.42	CMI	N
5941249862	10	21	E	1	6.375	0	500000	500000	70531	04/01/2007	03/01/2037	2656.25	360	358	C	74.626	KY	05/01/2007	567	CMI	670000	0	1	1	XXXXXXXXXX00	3235.66	1	0	0	#	6.375	0.000	2656.25	0.0	0	0	LOUISVILLE	40245	56	32.23		02/08/2007	0	N	0	10	0	05/01/2007	05/17/2007	694	123	74.63	500000	CMI	N
5941269852	10	21	N	1	6.375	0	564000	562952.46	70530	04/01/2007	03/01/2037	3518.63	360	358	C	80	CA	05/01/2007	35	CMI	705000	0	1	1	XXXXXXXXXX00	3518.63	1	0	0	#	0.000	0.000	0	0.0	0	0	ALAMEDA	94501	1	54.62		02/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	677	123	80	562952.46	CMI	N
5941269862	50	21	N	1	6.625	0	480000	480000	70531	04/01/2007	03/01/2037	2650	360	358	C	80	AZ	05/01/2007	567	CMI	600000	0	1	1	XXXXXXXXXX00	2995.3	1	0	0	#	6.625	0.000	2650	0.0	0	0	PEORIA	85383	7	31.38		02/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	660	123	80	480000	CMI	N
5941269872	10	21	N	1	6.25	0	502000	501040.25	70530	04/01/2007	03/01/2037	3090.9	360	358	C01	77.23	MA	04/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXX00	3595.39	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2459	9	31.26		02/08/2007	0	N	0	10	0	05/01/2007	05/17/2007	737	123	77.23	501519.07	CMI	N
5941279852	10	21	N	1	6.375	0	256000	255524.52	70530	04/01/2007	03/01/2037	1597.11	360	358	C	78.769	MN	05/01/2007	35	CMI	325000	0	1	1	XXXXXXXXXX00	1931.4	1	0	0	#	0.000	0.000	0	0.0	0	0	WOODBURY	55125	82	42.87		02/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	712	123	78.77	255524.52	CMI	N
5941279882	50	21	E	1	6.25	0	830000	827625.07	70530	03/01/2007	02/01/2037	5110.45	360	357	C	59.285	AZ	06/01/2007	35	CMI	1400000	0	1	1	XXXXXXXXXX00	5309.16	1	0	0	#	0.000	0.000	0	0.0	0	0	CAREFREE	85377	7	44.64		01/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	706	123	59.28	826825.17	CMI	N
5941289852	50	11	P	1	6.625	0	580600	580600	70530	04/01/2007	03/01/2037	3717.65	360	358		75.41	AZ	04/03/2007	35	MST	770000	0	1	1	XXXXXXXXXX00	0	1	0	0	#	0.000	0.000	0	0.0	0	0		00000	7	42		02/06/2007	769950	N	0	10	0	05/01/2007	05/17/2007	763	122	89.99	580600		N
5941299872	23	21	N	1	6.25	0	442000	441159.04	70530	04/01/2007	03/01/2037	2721.47	360	358	C	55.25	MD	05/01/2007	35	CMI	800000	0	1	1	XXXXXXXXXX00	3102.95	1	0	0	#	0.000	0.000	0	0.0	0	0	BETHESDA	20816	16	25.7		02/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	783	123	55.25	441159.04	CMI	N
5951209872	50	21	N	1	6.125	0	1120000	1117817.3	70530	04/01/2007	03/01/2037	6805.24	360	358	C	38.62	NV	05/01/2007	35	CMI	2900000	0	1	1	XXXXXXXXXX00	7696.23	1	0	0	#	0.000	0.000	0	0.0	0	0	HENDERSON	89011	2	16.83		02/01/2007	0	N	0	10	0	05/01/2007	05/17/2007	792	123	38.62	1117817.3	CMI	N
5951249052	10	21	N	1	6.5	0	440000	440000	70531	03/01/2007	02/01/2037	2383.33	360	357	C	80	CA	05/01/2007	567	CMI	550000	0	1	1	XXXXXXXXXX00	2674.45	1	0	0	#	6.500	0.000	2383.33	0.0	0	0	LEMON GROVE	91945	37	42.82		01/10/2007	0	N	0	10	0	05/01/2007	05/17/2007	730	123	80	440000	CMI	N
5951279052	10	21	E	1	6.5	0	450000	448571.31	70530	03/01/2007	02/01/2037	2844.31	360	357	C01	75.376	CA	04/01/2007	35	CMI	597000	0	1	1	XXXXXXXXXX00	2844.31	1	0	0	#	0.000	0.000	0	0.0	0	0	LAKEWOOD	90713	19	43.54		01/11/2007	0	N	0	10	0	05/01/2007	05/17/2007	803	123	75.38	448983.63	CMI	N
5951299052	50	21	N	1	6.375	0	525500	521207.87	70530	03/01/2007	02/01/2037	3278.44	360	357	C	72.184	AZ	05/01/2007	35	CMI	728000	0	1	1	XXXXXXXXXX00	3376.89	1	0	0	#	0.000	0.000	0	0.0	0	0	MESA	85207	7	30.63		01/04/2007	0	N	0	10	0	05/01/2007	05/17/2007	786	123	72.18	521207.87	CMI	N
6700976439	36	11	P	1	6.125	3	159200	158733.41	70530	03/01/2007	02/01/2037	967.32	360	357	C	80	NY	05/01/2007	35	CMI	205000	0	1	1	XXXXXX000000	967.32	1	0	0	#	0.000	0.000	0	0.0	0	0	YONKERS	10701	60	25.4		01/25/2007	199000	N	0	10	0	05/01/2007	05/17/2007	769	115	90	158733.41	CMI	N
6707905399	10	21	E	1	6.375	3	422400	422400	70530	06/01/2007	05/01/2037	2635.23	360	360	C	80	MA	05/01/2007	35	CMI	528000	0	1	1	XXXXXXXXXXX0	3114.23	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTON	2766	3	33.04		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	702	123	80	422400	CMI	N
6707927869	10	21	E	1	5.25	3	478185	442658.54	70530	02/01/2005	01/01/2025	3222.22	240	212	C01	55.928	CA	04/01/2007	35	CMI	855000	0	1	1	000000100000	3222.22	1	0	0	#	0.000	0.000	0	0.0	0	0	TORRANCE	90505	19	27.82		12/15/2004	0	N	0	10	0	05/01/2007	05/17/2007	729	117	55.93	443938.53	CMI	N
6707935839	10	21	E	1	6.375	0	500000	500000	70530	06/01/2007	05/01/2037	3119.35	360	360	C	76.335	TX	05/01/2007	35	CMI	655000	0	1	1	XXXXXXXXXX00	3119.35	1	0	0	#	0.000	0.000	0	0.0	0	0	DALLAS	75229	57	31.95		04/16/2007	0	N	0	130	0	05/01/2007	05/17/2007	780	107	76.33	500000	CMI	N
6708955839	10	11	P	1	6.375	3	500000	499536.9	70530	05/01/2007	04/01/2037	3119.35	360	359	C	51.02	IL	05/01/2007	35	CMI	980000	0	1	1	XXXXXXXXX000	3889.35	1	0	0	#	0.000	0.000	0	0.0	0	0	OAK BROOK	60523	22	41.62		03/30/2007	980000	N	0	10	0	05/01/2007	05/17/2007	782	122	51.02	499536.9	CMI	N
6708985259	10	21	E	1	6.125	3	600000	599416.84	70530	05/01/2007	04/01/2037	3645.66	360	359	C	55.045	CA	05/01/2007	35	CMI	1090000	0	1	1	XXXXXXXXX000	3645.66	1	0	0	#	0.000	0.000	0	0.0	0	0	SIERRA MADRE	91024	19	22.09		03/24/2007	0	N	0	10	0	05/01/2007	05/17/2007	741	117	55.04	599416.84	CMI	N
6709915039	10	21	E	1	6.125	3	614818	614220.43	70530	05/01/2007	04/01/2037	3735.7	360	359	C	53.462	NJ	05/01/2007	35	CMI	1150000	0	1	1	XXXXXXXX0000	4554.7	1	0	0	#	0.000	0.000	0	0.0	0	0	CHATHAM	7928	14	37.96		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	678	117	53.46	614220.43	CMI	N
6709915609	36	21	E	1	6.5	3	490000	490000	70531	05/01/2007	04/01/2037	2654.17	360	359	C	72.592	NY	05/01/2007	567	CMI	675000	0	1	1	XXXXXXXX0000	2654.17	1	0	0	#	6.500	0.000	2654.17	999.0	0	444	BROOKLYN	11217	24	29.06		03/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	729	117	72.59	490000	CMI	N
6717965219	10	11	P	1	6.125	0	500000	500000	70530	06/01/2007	05/01/2037	3038.05	360	360	C	65.359	MN	05/01/2007	35	CMI	780000	0	1	1	XXXXXXXXXX00	3952.05	1	0	0	#	0.000	0.000	0	0.0	0	0	EDEN PRAIRIE	55347	27	31.5		04/30/2007	765000	N	0	10	0	05/01/2007	05/17/2007	787	107	65.36	500000	CMI	N
6718945219	10	21	E	1	6.25	3	526000	526000	70531	05/01/2007	04/01/2037	2739.58	360	359	C	61.882	MA	05/01/2007	567	CMI	850000	0	1	1	XXXXXXXXX000	3464.58	1	0	0	#	6.250	0.000	2739.58	999.0	0	444	NEEDHAM	2494	11	28.7		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	794	107	66.63	526000	CMI	N
6718945579	10	11	P	1	6.25	3	560000	559468.65	70530	05/01/2007	04/01/2037	3448.02	360	359	C	80	CA	06/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	4118.02	1	0	0	#	0.000	0.000	0	0.0	0	0	YOUNTVILLE	94599	28	20.6		03/18/2007	700000	N	0	10	0	05/01/2007	05/17/2007	789	115	95	558934.53	CMI	N
6718985029	14	21	N	1	6.25	3	597000	596433.55	70530	05/01/2007	04/01/2037	3675.83	360	359	C	77.532	CA	05/01/2007	35	CMI	770000	0	1	1	XXXXXXXXX000	4773.83	2	0	0	#	0.000	0.000	0	0.0	0	0	BERKELEY	94702	1	24.58		03/21/2007	0	N	0	10	0	05/01/2007	05/17/2007	789	123	77.53	596433.55	CMI	N
6718985769	50	12	P	1	6.25	3	654000	650617.62	70530	06/01/2007	05/01/2037	4026.79	360	360	C	76.654	DE	06/01/2007	35	CMI	855000	0	1	1	XXXXXXXXX000	4313.79	1	0	0	#	0.000	0.000	0	0.0	0	0	OCEAN VIEW	19970	3	22.05		04/13/2007	853175	N	0	10	0	05/01/2007	05/17/2007	802	104	76.65	649979.46	CMI	N
6720976699	36	11	P	1	6.125	3	300000	299708.42	70530	05/01/2007	04/01/2037	1822.83	360	359	C	34.883	NY	05/01/2007	35	CMI	860000	0	1	1	XXXXXX000000	1822.83	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10128	31	26.76		03/22/2007	860000	N	0	10	0	05/01/2007	05/17/2007	813	115	34.88	299708.42	CMI	N
6728925379	10	21	E	1	6.25	3	460000	459563.53	70530	05/01/2007	04/01/2037	2832.3	360	359	C01	69.696	WA	04/01/2007	35	CMI	660000	0	1	1	XXXXXXXXX000	3307.3	1	0	0	#	0.000	0.000	0	0.0	0	0	BRUSH PRAIRIE	98606	6	29.3		03/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	766	107	69.7	460000	CMI	N
6728925919	36	24	N	1	6.25	3	445000	444500	70530	05/01/2007	04/01/2037	2739.94	360	359	C	77.391	NY	05/01/2007	35	CMI	575000	0	1	1	XXXXXXXXX000	2739.94	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10003	31	31.96		03/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	760	115	78.76	444500	CMI	N
6729965899	36	11	P	1	6.25	0	461250	461250	70530	06/01/2007	05/01/2037	2840	360	360	C	75	NY	05/01/2007	35	CMI	615000	0	1	1	XXXXXXXX0000	2840	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	18.72		04/26/2007	615000	N	0	10	0	05/01/2007	05/17/2007	779	115	75	461250	CMI	N
6737935229	10	21	N	1	6.375	0	773000	773000	70530	06/01/2007	05/01/2037	4822.51	360	360	C	64.416	CA	05/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXXX00	4822.51	1	0	0	#	0.000	0.000	0	0.0	0	0	CHUALAR	93925	27	26.73		04/10/2007	0	N	0	10	0	05/01/2007	05/17/2007	776	123	68.58	773000	CMI	N
6737945689	10	21	E	8	7.875	3	342000	342000	70531	06/01/2007	05/01/2037	2244.38	360	360	C	90	MT	05/01/2007	567	CMI	380000	0	1	1	XXXXXXXXXX00	2905.38	1	0	0	#	7.875	0.000	2244.38	999.0	0	444	KALISPELL	59901	15	38.84	WD	04/09/2007	0	N	25	10	421	05/01/2007	05/17/2007	693	417	90	342000	CMI	N
6737975299	50	11	P	1	6.25	3	840000	840000	70531	05/01/2007	04/01/2037	4375	360	359	C	67.741	AZ	05/01/2007	567	CMI	1250000	0	1	1	XXXXXXXXXX00	5603	1	0	0	#	6.250	0.000	4375	999.0	0	444	TUCSON	85718	10	21.51		03/22/2007	1240000	N	0	10	0	05/01/2007	05/17/2007	735	107	67.74	840000	CMI	N
6738935789	50	21	E	1	6.375	3	600000	599444.28	70530	05/01/2007	04/01/2037	3743.22	360	359	C	71.856	CT	05/01/2007	35	CMI	835000	0	1	1	XXXXXXXXX000	4763.22	1	0	0	#	0.000	0.000	0	0.0	0	0	RIDGEFIELD	6877	1	52.55		03/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	666	123	71.86	599444.28	CMI	N
6738955599	31	11	P	1	6.375	3	712000	711340.55	70530	05/01/2007	04/01/2037	4441.95	360	359	C	80	NY	05/01/2007	35	CMI	950000	0	1	1	XXXXXXXXX000	4942.95	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10011	31	23.3		03/21/2007	890000	N	0	10	0	05/01/2007	05/17/2007	720	115	90	711340.55	CMI	N
6738965029	11	21	N	1	6.25	3	428000	427593.9	70530	05/01/2007	04/01/2037	2635.27	360	359	C	80	CA	05/01/2007	35	CMI	535000	0	1	1	XXXXXXXXX000	2635.27	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94134	38	33.49		03/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	709	115	84.67	427593.9	CMI	N
6738965619	36	11	P	1	6.25	0	600000	600000	70530	06/01/2007	05/01/2037	3694.3	360	360	C	33.407	NY	05/01/2007	35	CMI	1800000	0	1	1	XXXXXXXXX000	3694.3	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	40.59		04/23/2007	1796000	N	0	10	0	05/01/2007	05/17/2007	795	122	33.41	600000	CMI	N
6738975879	10	11	P	1	6.125	3	604800	604187	70530	05/01/2007	04/01/2037	3674.83	360	359	C	80	CA	05/01/2007	35	CMI	756000	0	1	1	XXXXXXXXX000	3674.83	1	0	0	#	0.000	0.000	0	0.0	0	0	CULVER CITY	90230	19	23.54		03/20/2007	756000	N	0	10	0	05/01/2007	05/17/2007	775	122	80	604187	CMI	N
6739965269	36	21	N	1	6.25	3	1000000	999051.16	70530	05/01/2007	04/01/2037	6157.17	360	359	C	47.619	NY	05/01/2007	35	CMI	2100000	0	1	1	XXXXXXX00000	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	46.46		03/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	754	123	50	999051.16	CMI	N
6740916229	10	11	P	1	6.125	3	607200	606609.84	70535	05/01/2007	04/01/2037	3689.41	360	359	C	80	NJ	05/01/2007	35	CMI	759000	0	1	1	XXXXX0000000	4610.41	1	0	0	#	0.000	0.000	0	0.0	0	0	SUMMIT	7901	20	34.17		03/14/2007	759000	N	0	10	0	05/01/2007	05/17/2007	746	112	80	606609.84	CMI	N
6747975599	10	21	N	1	6.125	3	605000	605000	70530	06/01/2007	05/01/2037	3676.04	360	360	C	75.625	WI	05/01/2007	35	CMI	800000	0	1	1	XXXXXXXXXX00	4885.04	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW BERLIN	53146	68	31.8		04/10/2007	0	N	0	10	0	05/01/2007	05/17/2007	764	107	75.63	605000	CMI	N
6747995909	10	21	N	1	6.25	0	545500	545500	70530	06/01/2007	05/01/2037	3358.74	360	360	C	64.176	LA	05/01/2007	35	CMI	850000	0	1	1	XXXXXXXXXX00	3358.74	1	0	0	#	0.000	0.000	0	0.0	0	0	PEARL RIVER	70452	52	25.89		04/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	721	107	64.18	545500	CMI	N
6748915289	10	11	P	1	6.25	3	527900	527399.11	70530	05/01/2007	04/01/2037	3250.37	360	359	C01	79.996	MA	05/01/2007	35	CMI	665000	0	1	1	XXXXXXXXX000	3914.37	1	0	0	#	0.000	0.000	0	0.0	0	0	READING	1867	9	38.39		03/30/2007	659900	N	0	10	0	05/01/2007	05/17/2007	796	107	87.57	527399.11	CMI	N
6748935299	50	21	N	1	6.5	3	789000	785136.72	70530	05/01/2007	04/01/2037	4987.02	360	359	C	78.9	FL	05/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXX000	6298.02	1	0	0	#	0.000	0.000	0	0.0	0	0	JACKSONVILLE	32225	16	39.33		03/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	659	123	78.9	785136.72	CMI	N
6748945099	50	21	N	1	6.25	3	514000	513512.29	70530	05/01/2007	04/01/2037	3164.79	360	359	C	75.588	CA	05/01/2007	35	CMI	680000	0	1	1	XXXXXXXXX000	3547.79	1	0	0	#	0.000	0.000	0	0.0	0	0	CHULA VISTA	91914	37	0		03/21/2007	0	N	0	10	0	05/01/2007	05/17/2007	649	111	75.59	513512.29	CMI	N
6748955689	10	12	P	1	6.5	3	550000	550000	70531	05/01/2007	04/01/2037	2979.17	360	359	C	64.327	FL	05/01/2007	567	CMI	855000	0	1	1	XXXXXXXXX000	3691.17	1	0	0	#	6.500	0.000	2979.17	999.0	0	444	MIAMI	33183	13	28.02		03/16/2007	900232	N	0	10	0	05/01/2007	05/17/2007	771	116	64.33	550000	CMI	N
6748965499	10	21	E	1	5.75	3	1100000	1096136.32	70515	05/01/2007	04/01/2022	9134.51	180	179	C	68.75	OH	05/01/2007	31	CMI	1600000	0	1	1	XXXXXXXXX000	9134.51	1	0	0	#	0.000	0.000	0	0.0	0	0	MARENGO	43334	59	27.69		03/23/2007	0	N	0	146	992	05/01/2007	05/17/2007	810	123	68.75	1096136.32	CMI	Y
6748965929	36	11	P	1	6	3	117600	117482.93	70530	05/01/2007	04/01/2037	705.07	360	359	C	80	NY	05/01/2007	35	CMI	147000	0	1	1	XXXXXXXXX000	705.07	1	0	0	#	0.000	0.000	0	0.0	0	0	ASTORIA	11106	41	19.55		03/21/2007	147000	N	0	10	0	05/01/2007	05/17/2007	715	115	80	117482.93	CMI	N
6748975279	10	21	E	1	6.125	3	450000	449562.63	70530	05/01/2007	04/01/2037	2734.25	360	359	C	42.857	CT	06/01/2007	35	CMI	1050000	0	1	1	XXXXXXXXX000	2734.25	1	0	0	#	0.000	0.000	0	0.0	0	0	STAMFORD	6903	1	27.71		03/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	782	117	42.86	449123.02	CMI	N
6749915979	10	11	P	1	6.375	3	1293750	1292551.73	70530	05/01/2007	04/01/2037	8071.32	360	359	C	75	FL	05/01/2007	35	CMI	1730000	0	1	1	XXXXXXX00000	10377.32	1	0	0	#	0.000	0.000	0	0.0	0	0	KEY BISCAYNE	33149	13	0		03/20/2007	1725000	N	0	10	0	05/01/2007	05/17/2007	777	122	76.45	1292551.73	CMI	N
6750937369	10	21	N	8	6.375	0	500000	498451.25	70530	05/01/2007	04/01/2037	3119.35	360	359	C	90.925	VA	05/01/2007	35	CMI	549900	0	1	1	000000000000	3914.35	1	0	0	#	0.000	0.000	0	0.0	0	0	SUFFOLK	23437	234	38.63	KD	12/30/2005	0	N	30	10	0	05/01/2007	05/17/2007	787	117	90.93	498451.25	CMI	N
6756945489	10	21	N	1	6.625	0	133500	133500	70531	06/01/2007	05/01/2037	737.03	360	360	C	46.034	NV	05/01/2007	567	CMI	290000	0	1	1	XXXXXXXXXXX0	945.03	1	0	0	#	6.625	0.000	737.03	999.0	0	444	NORTH LAS VEGAS	89032	2	45.71		04/27/2007	0	N	0	10	420	05/01/2007	05/17/2007	741	416	46.03	133500	CMI	N
6757925599	33	11	P	1	6.625	3	719200	719200	70531	06/01/2007	05/01/2037	3970.58	360	360	C	80	CA	05/01/2007	567	CMI	900000	0	1	1	XXXXXXXXXX00	3970.58	1	0	0	#	6.625	0.000	3970.58	999.0	0	444	LOS ANGELES	90291	19	38.6		03/29/2007	899000	N	0	10	0	05/01/2007	05/17/2007	700	115	95	719200	CMI	N
6757955049	10	21	E	1	6.375	0	450000	450000	70530	06/01/2007	05/01/2037	2807.41	360	360	C	79.646	CA	05/01/2007	35	CMI	565000	0	1	1	XXXXXXXXXX00	3135.41	1	0	0	#	0.000	0.000	0	0.0	0	0	GARDEN GROVE	92845	30	49.83		04/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	720	107	79.65	450000	CMI	N
6757975629	10	11	P	1	6.25	3	168000	167840.6	70530	05/01/2007	04/01/2037	1034.4	360	359	C	80	AZ	05/01/2007	35	CMI	220000	0	1	1	XXXXXXXXXX00	1189.4	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENDALE	85308	7	35.22		04/03/2007	210000	N	0	10	419	05/01/2007	05/17/2007	737	405	100	167840.6	CMI	N
6757985629	10	11	P	1	7.25	0	157920	157672.17	70530	04/01/2007	03/01/2037	1077.29	360	358	C	80	TX	05/01/2007	35	CMI	200000	0	1	1	XXXXXXXXXX00	1560.29	1	0	0	#	0.000	0.000	0	0.0	0	0	LITTLE ELM	75068	61	39.53		02/22/2007	197400	N	0	10	420	05/01/2007	05/17/2007	741	416	100	157672.17	CMI	N
6758925079	23	11	P	1	6.25	3	472000	472000	70530	06/01/2007	05/01/2037	2906.19	360	360	C	80	MA	05/01/2007	35	CMI	590000	0	1	1	XXXXXXXXX000	3322.19	1	0	0	#	0.000	0.000	0	0.0	0	0	CHARLESTOWN	2129	13	24.55		04/13/2007	590000	N	0	10	0	05/01/2007	05/17/2007	673	107	90	472000	CMI	N
6758925659	10	21	N	1	6.25	3	468000	467555.94	70530	05/01/2007	04/01/2037	2881.56	360	359	C	80	CA	05/01/2007	35	CMI	585000	0	1	1	XXXXXXXXX000	2881.56	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST COVINA	91792	19	27.36		03/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	775	115	87.29	467555.94	CMI	N
6758945829	10	11	P	1	6.25	3	708000	707328.22	70530	05/01/2007	04/01/2037	4359.28	360	359	C	80	NJ	05/01/2007	35	CMI	890000	0	1	1	XXXXXXXXX000	5496.28	1	0	0	#	0.000	0.000	0	0.0	0	0	DENVILLE	7834	14	28.72		03/28/2007	885000	N	0	10	0	05/01/2007	05/17/2007	766	115	80	707328.22	CMI	N
6766945449	10	11	P	1	6.25	0	699500	699500	70530	06/01/2007	05/01/2037	4306.94	360	360	C	69.95	UT	05/01/2007	35	CMI	1050000	0	1	1	XXXXXXXXXXX0	5042.94	1	0	0	#	0.000	0.000	0	0.0	0	0	SALT LAKE CITY	84109	18	33.67		05/02/2007	1000000	N	0	10	0	05/01/2007	05/17/2007	709	122	69.95	699500	CMI	N
6767925189	10	21	E	1	6.25	0	485000	485000	70530	06/01/2007	05/01/2037	2986.23	360	360	C	42.731	IL	05/01/2007	35	CMI	1135000	0	1	1	XXXXXXXXXX00	2986.23	1	0	0	#	0.000	0.000	0	0.0	0	0	LAKE FOREST	60045	49	18.77		04/10/2007	0	N	0	10	0	05/01/2007	05/17/2007	756	104	64.76	485000	CMI	N
6767955349	10	21	E	1	6.25	0	495000	495000	70530	06/01/2007	05/01/2037	3047.8	360	360	C	73.88	MA	05/01/2007	35	CMI	670000	0	1	1	XXXXXXXXXX00	3551.8	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTH ATTLEBORO	2760	3	47.42		04/03/2007	0	N	0	10	0	05/01/2007	05/17/2007	666	107	73.88	495000	CMI	N
6767965809	50	11	P	1	6	3	286280	285995.01	70530	05/01/2007	04/01/2037	1716.39	360	359	C	80	FL	05/01/2007	35	CMI	300000	0	1	1	XXXXXXXXXX00	2117.39	1	0	0	#	0.000	0.000	0	0.0	0	0	ELKTON	32033	55	27.37	DC	03/30/2007	286280	N	0	10	0	05/01/2007	05/17/2007	719	110	100	285995.01	CMI	N
6768965269	50	11	P	1	6.125	3	447200	447200	70531	05/01/2007	04/01/2037	2282.58	360	359	C	80	AZ	05/01/2007	567	CMI	575000	0	1	1	XXXXXXXXX000	2603.58	1	0	0	#	6.125	0.000	2282.58	999.0	0	444	PHOENIX	85045	7	34.75		03/20/2007	559000	N	0	10	0	05/01/2007	05/17/2007	689	115	80	447200	CMI	N
6768965999	23	11	P	1	6	3	700000	699303.15	70530	05/01/2007	04/01/2037	4196.85	360	359	C	80	CA	05/01/2007	35	CMI	884000	0	1	1	XXXXXXXX0000	4196.85	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90025	19	0		03/17/2007	875000	N	0	10	0	05/01/2007	05/17/2007	675	115	90	699303.15	CMI	N
6776905679	11	21	N	1	6.5	0	720000	720000	70530	06/01/2007	05/01/2037	4550.89	360	360	C	80	MD	05/01/2007	35	CMI	900000	0	1	1	XXXXXXXXXXX0	5077.89	1	0	0	#	0.000	0.000	0	0.0	0	0	BALTIMORE	21224	3	24.77		05/01/2007	0	N	0	10	0	05/01/2007	05/17/2007	675	123	80	720000	CMI	N
6776935739	10	21	E	1	6.25	0	463000	463000	70530	06/01/2007	05/01/2037	2850.77	360	360	C	47.438	CA	05/01/2007	35	CMI	976000	0	1	1	XXXXXXXXXXX0	3572.77	1	0	0	#	0.000	0.000	0	0.0	0	0	NAPA	94559	28	45.37		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	690	107	47.44	463000	CMI	N
6777905679	10	21	E	1	6	0	155000	155000	70515	06/01/2007	05/01/2022	1307.98	180	180	C	65.957	FL	05/01/2007	31	CMI	235000	0	1	1	XXXXXXXXXX00	1637.98	1	0	0	#	0.000	0.000	0	0.0	0	0	INVERNESS	34453	9	47.55		04/03/2007	0	N	0	10	418	05/01/2007	05/17/2007	660	403	65.96	155000	CMI	N
6777975489	50	21	E	1	6.375	3	565000	565000	70531	05/01/2007	04/01/2037	3001.56	360	359	C	52.314	NV	05/01/2007	567	CMI	1080000	0	1	1	XXXXXXXXXX00	3001.56	1	0	0	#	6.375	0.000	3001.56	999.0	0	444	LAS VEGAS	89117	2	30.95		03/23/2007	0	N	0	10	418	05/01/2007	05/17/2007	773	403	52.31	565000	CMI	N
6778905309	10	24	E	1	6.25	3	700000	699335.81	70530	05/01/2007	04/01/2037	4310.02	360	359	C	17.5	NY	05/01/2007	35	CMI	4000000	0	1	1	XXXXXXXX0000	5465.02	1	0	0	#	0.000	0.000	0	0.0	0	0	MONTAUK	11954	52	24.24		03/28/2007	0	N	0	146	993	05/01/2007	05/17/2007	787	123	17.5	699335.81	CMI	Y
6778905469	21	11	P	1	6.5	3	840000	840000	70531	06/01/2007	05/01/2037	4550	360	360	C	80	NY	05/01/2007	567	CMI	1050000	0	1	1	XXXXXXXX0000	5168	1	0	0	#	6.500	0.000	4550	999.0	0	444	NEW YORK	10038	31	27.86		04/10/2007	1050000	N	0	10	0	05/01/2007	05/17/2007	736	122	90	840000	CMI	N
6778975919	10	11	P	1	5.875	3	516000	515473.92	70530	05/01/2007	04/01/2037	3052.33	360	359	C	80	NY	05/01/2007	35	CMI	655000	0	1	1	XXXXXXXX0000	3381.33	1	0	0	#	0.000	0.000	0	0.0	0	0	WHITESTONE	11357	41	22.72		03/28/2007	645000	N	0	10	0	05/01/2007	05/17/2007	782	115	85	515473.92	CMI	N
6780996039	50	11	P	1	6	3	468000	467534.1	70535	05/01/2007	04/01/2037	2805.9	360	359	C	80	MA	05/01/2007	35	CMI	585000	0	1	1	XXXXX0000000	3409.9	1	0	0	#	0.000	0.000	0	0.0	0	0	GEORGETOWN	1833	5	34.04		03/30/2007	585000	N	0	10	0	05/01/2007	05/17/2007	667	118	80	467534.1	CMI	N
6787925249	36	21	N	1	6.25	0	442000	442000	70531	06/01/2007	05/01/2037	2302.08	360	360	C	19.644	NY	05/01/2007	567	CMI	2250000	0	1	1	XXXXXXXXXX00	2302.08	1	0	0	#	6.250	0.000	2302.08	999.0	0	444	NEW YORK	10016	31	8.01		04/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	708	123	19.64	442000	CMI	N
6787945079	10	21	E	1	6.25	3	471000	470553.11	70530	05/01/2007	04/01/2037	2900.02	360	359	C	60.774	CA	05/01/2007	35	CMI	775000	0	1	1	XXXXXXXXXX00	3190.02	1	0	0	#	0.000	0.000	0	0.0	0	0	DALY CITY	94014	41	48		03/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	725	107	60.77	470553.11	CMI	N
6787945679	10	11	P	1	6.125	3	548000	548000	70530	06/01/2007	05/01/2037	3329.71	360	360	C	80	NY	05/01/2007	35	CMI	730000	0	1	1	XXXXXXXXXX00	3329.71	1	0	0	#	0.000	0.000	0	0.0	0	0	PELHAM	10803	60	35.97		04/13/2007	685000	N	0	10	0	05/01/2007	05/17/2007	767	115	80	548000	CMI	N
6787955949	50	11	P	1	6.375	3	1000000	1000000	70531	05/01/2007	04/01/2037	5312.5	360	359	C	71.428	CA	05/01/2007	567	CMI	1425000	0	1	1	XXXXXXXXXX00	5312.5	1	0	0	#	6.375	0.000	5312.5	999.0	0	444	ALPINE	91901	37	44.71		03/23/2007	1400000	N	0	10	0	05/01/2007	05/17/2007	706	110	71.43	1000000	CMI	N
6787965409	10	21	E	1	6.5	3	500000	499547.99	70530	05/01/2007	04/01/2037	3160.34	360	359	C01	76.923	CA	04/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXX00	3160.34	1	0	0	#	0.000	0.000	0	0.0	0	0	TRACY	95376	39	21.65		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	643	123	76.92	500000	CMI	N
6787975199	50	11	P	1	6.25	3	628000	628000	70530	06/01/2007	05/01/2037	3866.7	360	360	C	80	FL	05/01/2007	35	CMI	785000	0	1	1	XXXXXXXXXX00	3866.7	1	0	0	#	0.000	0.000	0	0.0	0	0	DAVIE	33314	6	34.6		04/11/2007	785000	N	0	10	811	05/01/2007	05/17/2007	731	116	80	628000	CMI	N
6788915569	10	11	P	1	6.25	3	720000	720000	70530	06/01/2007	05/01/2037	4433.16	360	360	C	80	NY	05/01/2007	35	CMI	900000	0	1	1	XXXXXXXX0000	5775.16	1	0	0	#	0.000	0.000	0	0.0	0	0	MONROE	10950	36	41.25		04/16/2007	900000	N	0	10	0	05/01/2007	05/17/2007	693	115	90	720000	CMI	N
6788935709	10	21	E	1	6.625	3	549500	549500	70531	06/01/2007	05/01/2037	3033.7	360	360	C	70	MA	05/01/2007	567	CMI	785000	0	1	1	XXXXXXXX0000	3033.7	1	0	0	#	6.625	0.000	3033.7	999.0	0	444	MARBLEHEAD	1945	5	31.86		04/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	787	117	70	549500	CMI	N
6792926129	10	11	P	8	6	3	585000	579043.49	70530	08/01/2006	07/01/2036	3507.37	360	350	C	88.636	PR	05/01/2007	35	CMI	660000	0	1	1	X00000000000	3586.2	1	0	0	#	0.000	0.000	0	0.0	0	0	DORADO	0 646	5	34.11	HN	06/22/2006	660000	N	25	10	0	05/01/2007	05/17/2007	740	122	88.64	579043.49	CMI	N
6796915379	50	21	N	1	6.25	3	500000	499525.58	70530	05/01/2007	04/01/2037	3078.59	360	359	C	62.5	VA	05/01/2007	35	CMI	800000	0	1	1	XXXXXXXXXXX0	3768.59	1	0	0	#	0.000	0.000	0	0.0	0	0	ALEXANDRIA	22315	29	35.43		03/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	766	107	86.66	499525.58	CMI	N
6796935629	50	11	P	1	6.25	0	190000	190000	70530	06/01/2007	05/01/2037	1169.86	360	360	C	80	CO	05/01/2007	35	CMI	242000	0	1	1	XXXXXXXXXXX0	1445.86	1	0	0	#	0.000	0.000	0	0.0	0	0	CASTLE ROCK	80104	18	29.61		04/06/2007	237500	N	0	10	419	05/01/2007	05/17/2007	740	405	100	190000	CMI	N
6796985699	33	21	E	1	6.5	3	303500	303500	70531	06/01/2007	05/01/2037	1643.96	360	360	C	33.351	CA	05/01/2007	567	CMI	910000	0	1	1	XXXXXXXXXXX0	2274.96	1	0	0	#	6.500	0.000	1643.96	999.0	0	444	SAN FRANCISCO	94117	38	27.61		04/16/2007	0	N	0	10	420	05/01/2007	05/17/2007	778	416	33.35	303500	CMI	N
6796995399	10	11	P	1	6	3	451000	451000	70515	06/01/2007	05/01/2022	3805.79	180	180	C	65.839	IL	05/01/2007	31	CMI	685000	0	1	1	XXXXXXXXXXX0	3805.79	1	0	0	#	0.000	0.000	0	0.0	0	0	EVANSTON	60201	16	43.7		04/16/2007	685000	N	0	10	0	05/01/2007	05/17/2007	656	110	95	451000	CMI	N
6797905259	10	21	N	1	6.25	3	620000	619999.17	70531	05/01/2007	04/01/2037	3229.16	360	359	C	80	CA	05/01/2007	567	CMI	775000	0	1	1	XXXXXXXXXX00	3229.16	1	0	0	#	6.250	0.000	3229.17	999.0	0	444	SANTA CLARA	95051	43	29.81		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	662	115	90	619999.17	CMI	N
6797905389	50	11	P	1	6.125	0	479827	479360.64	70530	05/01/2007	04/01/2037	2915.48	360	359	C	79.999	CO	05/01/2007	35	CMI	610000	0	1	1	XXXXXXXXX000	3002.48	1	0	0	#	0.000	0.000	0	0.0	0	0	MONUMENT	80132	20	24.42		03/28/2007	599784	N	0	10	0	05/01/2007	05/17/2007	794	107	80	479360.64	CMI	N
6797955569	10	21	N	1	6.125	3	600000	599263.5	70530	05/01/2007	04/01/2037	3645.66	360	359	C	54.545	MA	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	4676.66	1	0	0	#	0.000	0.000	0	0.0	0	0	WAYLAND	1778	9	24.68		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	793	107	63.64	599263.5	CMI	N
6797975859	50	21	N	1	6.125	3	566000	565449.88	70530	05/01/2007	04/01/2037	3439.08	360	359	C	62.197	MD	05/01/2007	35	CMI	910000	0	1	1	XXXXXXXXX000	4055.08	1	0	0	#	0.000	0.000	0	0.0	0	0	SEVERNA PARK	21146	2	32.16		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	775	107	62.2	565449.88	CMI	N
6797995669	10	11	P	1	6.25	0	580000	580000	70530	06/01/2007	05/01/2037	3571.16	360	360	C	78.644	MA	05/01/2007	35	CMI	740000	0	1	1	XXXXXXXXX000	4267.16	1	0	0	#	0.000	0.000	0	0.0	0	0	NEEDHAM	2492	11	40.46		04/20/2007	737500	N	0	10	0	05/01/2007	05/17/2007	741	107	78.64	580000	CMI	N
6798945829	36	11	P	1	6.25	3	600000	600000	70530	06/01/2007	05/01/2037	3694.3	360	360	C	54.545	NY	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXX0000	3694.3	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	19.7		04/17/2007	1100000	N	0	10	0	05/01/2007	05/17/2007	772	114	54.54	600000	CMI	N
6798955259	50	11	P	1	6.25	3	1000000	998097.38	70530	04/01/2007	03/01/2037	6157.17	360	358	C	74.074	IL	05/01/2007	35	CMI	1400000	0	1	1	XXXXXXXX0000	7966.17	1	0	0	#	0.000	0.000	0	0.0	0	0	LAKE FOREST	60045	49	35.26		02/28/2007	1350000	N	0	10	0	05/01/2007	05/17/2007	676	116	74.07	998097.38	CMI	N
6941239892	10	11	P	1	6.25	0	780000	778515.97	70530	04/01/2007	03/01/2037	4802.59	360	358	C	80	TX	05/01/2007	35	CMI	999000	0	1	1	XXXXXXXXXX00	6855.45	1	0	0	#	0.000	0.000	0	0.0	0	0	DALLAS	75225	57	36.95		02/05/2007	975000	N	0	10	0	05/01/2007	05/17/2007	678	122	80	778515.97	CMI	N
6941249862	10	11	P	1	6.25	0	596000	594866.05	70530	04/01/2007	03/01/2037	3669.67	360	358	C	80	CA	05/01/2007	35	CMI	745000	0	1	1	XXXXXXXXXX00	4560.13	1	0	0	#	0.000	0.000	0	0.0	0	0	BENICIA	94510	48	46.15		02/02/2007	745875	N	0	10	0	05/01/2007	05/17/2007	697	122	80	594866.05	CMI	N
6941249872	10	11	P	1	6.25	0	513600	512622.82	70530	04/01/2007	03/01/2037	3162.32	360	358	C	80	IL	05/01/2007	35	CMI	642000	0	1	1	XXXXXXXXXX00	3162.32	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60614	16	40.44		02/20/2007	642000	N	0	10	0	05/01/2007	05/17/2007	789	122	80	512622.82	CMI	N
6941259862	10	11	P	1	6.5	0	159950	159660.03	70530	04/01/2007	03/01/2037	1010.99	360	358	C	79.994	VA	05/01/2007	35	CMI	201000	0	1	1	XXXXXXXXXX00	1163.26	1	0	0	#	0.000	0.000	0	0.0	0	0	RICHMOND	23228	43	45.15		02/15/2007	199950	N	0	10	0	05/01/2007	05/17/2007	697	122	79.99	159660.03	CMI	N
6941259872	10	21	E	1	5.875	0	217000	215488	70515	04/01/2007	03/01/2022	1816.55	180	178	C	35.284	MD	05/01/2007	31	CMI	615000	0	1	1	XXXXXXXXXX00	2202.8	1	0	0	#	0.000	0.000	0	0.0	0	0	ELLICOTT CITY	21042	14	31.96		02/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	791	123	35.28	215488	CMI	N
6941269852	10	11	P	1	6.375	0	631920	630746.33	70530	04/01/2007	03/01/2037	3942.36	360	358	C	80	VA	05/01/2007	35	CMI	790000	0	1	1	XXXXXXXXXX00	4349.69	1	0	0	#	0.000	0.000	0	0.0	0	0	CULPEPER	22701	24	29.62		02/15/2007	789900	N	0	10	0	05/01/2007	05/17/2007	751	122	80	630746.33	CMI	N
6941269862	10	21	N	1	6.25	0	176000	175665.15	70530	04/01/2007	03/01/2037	1083.66	360	358	C01	80	WA	04/01/2007	35	CMI	220000	0	1	1	XXXXXXXXXX00	1365.96	1	0	0	#	0.000	0.000	0	0.0	0	0	BENTON CITY	99320	3	41.65		02/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	730	123	80	175833.01	CMI	N
6941279872	10	21	E	1	6.75	0	160000	159723.71	70530	04/01/2007	03/01/2037	1037.76	360	358	C	64	NV	05/01/2007	35	CMI	250000	0	1	1	XXXXXXXXXX00	1179.01	1	0	0	#	0.000	0.000	0	0.0	0	0	LAS VEGAS	89101	2	36.76		02/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	654	123	64	159723.71	CMI	N
6941299742	10	21	E	1	6.25	0	476000	472787.31	70515	04/01/2007	03/01/2022	4081.34	180	178	C	48.72	NJ	05/01/2007	31	CMI	977000	0	1	1	XXXXXXXXXXX0	5552.31	1	0	0	#	0.000	0.000	0	0.0	0	0	PRINCETON JUNCTION	8550	63	28.25		02/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	753	123	48.72	472787.31	CMI	N
6941299852	10	21	E	1	6.25	0	200000	200000	70531	04/01/2007	03/01/2037	1041.67	360	358	C	80	NJ	05/01/2007	567	CMI	250000	0	1	1	XXXXXXXXXX00	1488.26	1	0	0	#	6.250	0.000	1041.67	0.0	0	0	ORANGE	7050	7	38.71		02/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	674	123	80	200000	CMI	N
6951209872	50	11	P	8	6.5	0	432000	431216.82	70530	04/01/2007	03/01/2037	2730.53	360	358	C	90	AZ	05/01/2007	35	CMI	483000	0	1	1	XXXXXXXXXX00	2975.72	1	0	0	#	0.000	0.000	0	0.0	0	0	CHANDLER	85249	7	16.85	KN	02/06/2007	480000	N	25	10	0	05/01/2007	05/17/2007	776	122	90	431216.82	CMI	N
6951229062	50	12	P	1	6.25	0	500000	494924.83	70515	03/01/2007	02/01/2022	4287.11	180	177	C	16.666	MO	05/01/2007	31	CMI	3000000	0	1	1	XXXXXXXXXX00	4287.11	1	0	0	#	0.000	0.000	0	0.0	0	0	SUNRISE BEACH	65079	15	39.73		01/12/2007	3000000	N	0	10	0	05/01/2007	05/17/2007	814	122	16.67	494924.83	CMI	N
6951249052	50	11	P	1	6.25	0	692750	692750	70531	03/01/2007	02/01/2037	3608.07	360	357	C	79.996	FL	05/01/2007	567	CMI	875000	0	1	1	XXXXXXXXXX00	4079.87	1	0	0	#	6.250	0.000	3608.07	0.0	0	0	MIRAMAR	33029	6	39.03		01/17/2007	865980	N	0	10	0	05/01/2007	05/17/2007	779	122	80	692750	CMI	N
6951279052	10	21	N	1	6.25	0	468000	466660.87	70530	03/01/2007	02/01/2037	2881.56	360	357	C01	40.873	CT	04/01/2007	35	CMI	1145000	0	1	1	XXXXXXXXXX00	3542.81	1	0	0	#	0.000	0.000	0	0.0	0	0	COS COB	6807	1	41.07		01/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	763	123	40.87	467109.57	CMI	N
6951289052	50	21	N	1	6.125	0	460000	458197.89	70530	02/01/2007	01/01/2037	2795.01	360	356	C	80	TX	05/01/2007	35	CMI	575000	0	1	1	XXXXXXXXXX00	2795.01	1	0	0	#	0.000	0.000	0	0.0	0	0	BULVERDE	78163	46	30.04		12/15/2006	0	N	0	10	0	05/01/2007	05/17/2007	665	123	80	458197.89	CMI	N
6951299052	50	21	N	1	6.375	0	696000	693400.86	70530	02/01/2007	01/01/2037	4342.14	360	356	C	75	TX	05/01/2007	35	CMI	928000	0	1	1	XXXXXXXXXX00	5401.49	1	0	0	#	0.000	0.000	0	0.0	0	0	MARBLE FALLS	78654	27	22.49		12/27/2006	0	N	0	10	0	05/01/2007	05/17/2007	663	123	75	693400.86	CMI	N
6951299862	50	11	P	1	6.375	0	550400	550400	70531	04/01/2007	03/01/2037	2924	360	358	C01	80	AZ	04/01/2007	567	CMI	690000	0	1	1	XXXXXXXXXX00	3266.15	1	0	0	#	0.000	0.000	0	0.0	0	0	CHANDLER	85249	7	38.12		02/20/2007	688000	N	0	10	0	05/01/2007	05/17/2007	766	122	80	550400	CMI	N
7708905729	11	11	P	1	6.25	3	472000	472000	70531	05/01/2007	04/01/2037	2458.33	360	359	C01	80	FL	04/01/2007	567	CMI	612000	0	1	1	XXXXXXXXX000	2458.33	1	0	0	#	6.250	0.000	2458.33	999.0	0	444	DELRAY BEACH	33444	50	50		03/09/2007	590000	N	0	10	0	05/01/2007	05/17/2007	776	122	80	472000	CMI	N
7708955179	10	11	P	1	6.25	3	444400	443978.33	70530	05/01/2007	04/01/2037	2736.25	360	359	C	80	CA	05/01/2007	35	CMI	555500	0	1	1	XXXXXXXXX000	2736.25	1	0	0	#	0.000	0.000	0	0.0	0	0	MENLO PARK	94025	41	30.06		03/16/2007	555500	N	0	10	811	05/01/2007	05/17/2007	745	115	91	443978.33	CMI	N
7708955909	36	11	P	1	6.375	3	527200	527200	70530	06/01/2007	05/01/2037	3289.04	360	360	C	80	NY	05/01/2007	35	CMI	660000	0	1	1	XXXXXXXXX000	3289.04	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10023	31	27.66		04/11/2007	659000	N	0	10	0	05/01/2007	05/17/2007	765	115	80	527200	CMI	N
7708965549	10	21	N	1	6.125	3	1500000	1500000	70515	06/01/2007	05/01/2022	12759.37	180	180	C	40.54	NY	05/01/2007	31	CMI	3700000	0	1	1	XXXXXXXXX000	17546.37	1	0	0	#	0.000	0.000	0	0.0	0	0	OYSTER BAY	11771	30	5.08		03/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	730	114	40.54	1500000	CMI	N
7708965639	50	21	E	1	6.875	3	492000	491586.66	70530	05/01/2007	04/01/2037	3232.09	360	359	C	72.673	MD	05/01/2007	35	CMI	677000	0	1	1	XXXXXXXXX000	3643.09	1	0	0	#	0.000	0.000	0	0.0	0	0	OWINGS	20736	5	39.33		03/21/2007	0	N	0	10	0	05/01/2007	05/17/2007	689	107	72.67	491586.66	CMI	N
7717945859	10	21	E	1	7.25	0	200000	199343.98	70530	05/01/2007	04/01/2037	1364.35	360	359	C	67.34	UT	05/01/2007	35	CMI	297000	0	1	1	XXXXXXXXXX00	1560.35	1	0	0	#	0.000	0.000	0	0.0	0	0	LOGAN	84341	3	36.2		03/29/2007	0	N	0	10	420	05/01/2007	05/17/2007	678	416	67.34	199343.98	CMI	N
7717955449	50	21	N	1	6	0	569000	569000	70530	06/01/2007	05/01/2037	3411.44	360	360	C	79.137	MD	05/01/2007	35	CMI	719000	0	1	1	XXXXXXXXXX00	3972.44	1	0	0	#	0.000	0.000	0	0.0	0	0	OLNEY	20832	16	30.7		04/18/2007	0	N	0	10	0	05/01/2007	05/17/2007	663	107	79.14	569000	CMI	N
7717985409	10	11	P	1	6.375	3	600000	600000	70530	06/01/2007	05/01/2037	3743.22	360	360	C	38.155	MA	05/01/2007	35	CMI	1575000	0	1	1	XXXXXXXXXX00	5321.22	1	0	0	#	0.000	0.000	0	0.0	0	0	BOXFORD	1921	5	39.85		04/20/2007	1572500	N	0	10	0	05/01/2007	05/17/2007	716	107	38.15	600000	CMI	N
7718905899	10	21	N	1	6.25	3	752000	751286.48	70530	05/01/2007	04/01/2037	4630.19	360	359	C	79.157	IL	05/01/2007	35	CMI	950000	0	1	1	XXXXXXXXX000	5305.19	1	0	0	#	0.000	0.000	0	0.0	0	0	WILLOW SPRINGS	60480	16	49.24		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	767	123	88.88	751286.48	CMI	N
7718915289	10	11	P	1	6.25	3	510000	509516.09	70530	05/01/2007	04/01/2037	3140.16	360	359	C	78.461	OH	05/01/2007	35	CMI	698000	0	1	1	XXXXXXXXX000	3909.16	1	0	0	#	0.000	0.000	0	0.0	0	0	CHAGRIN FALLS	44022	18	30.57		03/21/2007	650000	N	0	10	0	05/01/2007	05/17/2007	763	107	78.46	509516.09	CMI	N
7718945559	10	21	N	1	6.5	3	1000000	999016.67	70530	05/01/2007	04/01/2037	6320.68	360	359	C	58.823	CA	05/01/2007	35	CMI	1700000	0	1	1	XXXXXXXXX000	6320.68	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ALTOS	94024	43	42.55		03/08/2007	0	N	0	10	0	05/01/2007	05/17/2007	733	117	58.82	999016.67	CMI	N
7718995399	50	11	P	1	6.375	0	1400000	1400000	70531	06/01/2007	05/01/2037	7437.5	360	360	C	72.707	FL	05/01/2007	567	CMI	2050000	0	1	1	XXXXXXXXX000	8718.5	1	0	0	#	6.375	0.000	7437.5	999.0	0	444	BOCA RATON	33496	50	22.17		04/17/2007	1925534	N	0	10	811	05/01/2007	05/17/2007	767	115	72.71	1400000	CMI	N
7719965089	38	11	P	1	6.125	3	768000	768000	70531	05/01/2007	04/01/2037	3920	360	359	C	80	NY	05/01/2007	567	CMI	990000	0	1	1	XXXXXXXX0000	3920	1	0	0	#	6.125	0.000	3920	999.0	0	444	NEW YORK	10128	31	40.9		03/21/2007	960000	N	0	10	0	05/01/2007	05/17/2007	779	115	80	768000	CMI	N
7728925379	10	21	N	1	5.75	3	501000	497901.19	70515	05/01/2007	04/01/2017	5499.44	120	119	C	34.432	CA	05/01/2007	31	CMI	1455000	0	1	1	XXXXXXXXX000	5499.44	1	0	0	#	0.000	0.000	0	0.0	0	0	SHERMAN OAKS	91423	19	16.39		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	800	115	34.43	497901.19	CMI	N
7728935959	33	21	E	1	6.375	3	430000	430000	70530	06/01/2007	05/01/2037	2682.64	360	360	C	40	NY	05/01/2007	35	CMI	1075000	0	1	1	XXXXXXXXX000	3353.64	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	44.88		04/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	777	123	40	430000	CMI	N
7728995059	36	21	N	1	6.25	0	433000	433000	70531	06/01/2007	05/01/2037	2255.21	360	360	C	29.862	NY	05/01/2007	567	CMI	1450000	0	1	1	XXXXXXXXX000	2255.21	1	0	0	#	6.250	0.000	2255.21	999.0	0	444	NEW YORK	10023	31	19.63		04/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	790	107	29.86	433000	CMI	N
7729945729	10	11	P	1	6.25	3	850000	850000	70531	05/01/2007	04/01/2037	4427.08	360	359	C01	60.714	CT	04/01/2007	567	CMI	1450000	0	1	1	XXXXXXXX0000	5551.08	1	0	0	#	6.250	0.000	4427.08	999.0	0	444	WESTPORT	6880	1	45.82		04/03/2007	1400000	N	0	10	0	05/01/2007	05/17/2007	816	122	78.57	850000	CMI	N
7729955369	10	11	P	1	6.125	3	770000	770000	70531	03/01/2007	02/01/2037	3930.21	360	357	C	80	CT	05/01/2007	567	CMI	990000	0	1	1	XXXXXXXX0000	4861.21	1	0	0	#	6.125	0.000	3930.21	999.0	0	444	FAIRFIELD	6824	1	40.3		01/31/2007	962500	N	0	10	0	05/01/2007	05/17/2007	732	116	90	770000	CMI	N
7737915209	33	21	N	1	6	3	417000	417000	70530	06/01/2007	05/01/2037	2500.13	360	360	C	74.464	MA	05/01/2007	35	CMI	560000	0	1	1	XXXXXXXXXX00	2875.13	1	0	0	#	0.000	0.000	0	0.0	0	0	BOSTON	2118	13	34.61		04/12/2007	0	N	0	10	423	05/01/2007	05/17/2007	674	104	88.3	417000	CMI	N
7737925799	10	21	E	1	6.25	3	609000	608422.17	70530	05/01/2007	04/01/2037	3749.71	360	359	C01	65.837	CA	05/01/2007	35	CMI	925000	0	1	1	XXXXXXXXXX00	3749.71	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN PEDRO	90732	19	25.64		03/31/2007	0	N	0	10	0	05/01/2007	05/17/2007	735	107	65.84	608422.17	CMI	N
7737985339	10	21	E	1	5.875	3	450000	449999.99	70531	05/01/2007	04/01/2037	2203.13	360	359	C	78.26	WA	05/01/2007	567	CMI	575000	0	1	1	XXXXXXXXXX00	2781.13	1	0	0	#	5.875	0.000	2203.13	999.0	0	444	MOSES LAKE	98837	13	42.11		03/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	667	107	78.26	450000	CMI	N
7738915699	36	11	P	1	6.375	0	712500	712500	70530	06/01/2007	05/01/2037	4445.07	360	360	C	75.079	NY	05/01/2007	35	CMI	950000	0	1	1	XXXXXXXXX000	4445.07	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10032	31	36.63		04/26/2007	949000	N	0	10	0	05/01/2007	05/17/2007	746	115	75.08	712500	CMI	N
7738915969	10	21	N	1	6.375	3	712000	712000	70531	05/01/2007	04/01/2037	3782.5	360	359	C	80	CT	05/01/2007	567	CMI	890000	0	1	1	XXXXXXXXX000	4795.5	1	0	0	#	6.375	0.000	3782.5	999.0	0	444	STAMFORD	6903	1	35.54		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	660	123	89.55	712000	CMI	N
7738955739	10	21	E	1	6.375	3	500000	499276.25	70530	05/01/2007	04/01/2037	3119.35	360	359	C	64.102	CA	05/01/2007	35	CMI	780000	0	1	1	XXXXXXXXX000	3119.35	1	0	0	#	0.000	0.000	0	0.0	0	0	MILPITAS	95035	43	30.16		03/24/2007	0	N	0	10	811	05/01/2007	05/17/2007	772	117	64.1	499276.25	CMI	N

MORTGAGE LOAN SCHEDULE CONTINUED

Loan numbere	Property	Occupancy	purp	loan type	Note Rate	Pool.	Orig Balance	issue_bal	commit .	first due	mat date	CUR P&I	orig term	Remain Term	delq_cons	origLTV	state	PTD	Prod	inv/serv	APPR	pledge cd	lien pos	pmt freq	delqhis	total pmt	Units	int method	pmt type	mod code	orig rate	margin	Original P&I	neg am % limit	neg am code	ARM plan	city	zip	County	backratio	pmi	orig date	Sale Pric	buydown code	mi cov %	prog type	sub prog type	issue date	file date	Org FICO	Documentation	Comb LTV	curr upb	Primary Servicer	High Net Worth
7738975739	36	11	P	1	6.25	3	540000	540000	70530	06/01/2007	05/01/2037	3324.87	360	360	C	75	NY	05/01/2007	35	CMI	720000	0	1	1	XXXXXXXXX000	3324.87	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10128	31	17.39		04/12/2007	720000	N	0	10	0	05/01/2007	05/17/2007	788	115	75	540000	CMI	N
7747965379	50	11	P	1	6.375	0	689400	689400	70530	06/01/2007	05/01/2037	4300.96	360	360	C	79.995	AZ	05/01/2007	35	CMI	867000	0	1	1	XXXXXXXXXX00	4979.96	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	85050	7	45.97		04/11/2007	861803	N	0	10	0	05/01/2007	05/17/2007	751	122	80	689400	CMI	N
7747985139	50	11	P	1	5.875	3	520000	520000	70535	06/01/2007	05/01/2037	3076	360	360	C	70.27	MD	05/01/2007	35	CMI	755000	0	1	1	XXXXXXXXXX00	3745	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTH POTOMAC	20878	16	36.28		04/19/2007	740000	N	0	10	0	05/01/2007	05/17/2007	755	112	70.27	520000	CMI	N
7747985799	10	11	P	1	6.25	0	690000	690000	70530	06/01/2007	05/01/2037	4248.45	360	360	C	59.482	CA	05/01/2007	35	CMI	1160000	0	1	1	XXXXXXXXXX00	4248.45	1	0	0	#	0.000	0.000	0	0.0	0	0	PLEASANTON	94566	1	32.97		04/05/2007	1160000	N	0	10	0	05/01/2007	05/17/2007	777	115	59.48	690000	CMI	N
7748905229	10	26	E	1	6.625	3	211000	210626.65	70530	04/01/2007	03/01/2037	1351.06	360	358	C01	66.984	MT	05/01/2007	35	CMI	315000	0	1	1	XXXXXXXXX000	1569.06	1	0	0	#	0.000	0.000	0	0.0	0	0	CORVALLIS	59828	41	21.18		02/15/2007	0	N	0	10	420	05/01/2007	05/17/2007	764	416	66.98	210626.65	CMI	N
7748925079	50	11	P	1	5.75	3	614000	611842.79	70515	05/01/2007	04/01/2022	5098.72	180	179	C	80	CO	05/01/2007	31	CMI	770000	0	1	1	XXXXXXXXX000	5580.72	1	0	0	#	0.000	0.000	0	0.0	0	0	PARKER	80138	18	48.83		03/29/2007	767500	N	0	10	0	05/01/2007	05/17/2007	735	107	80	611842.79	CMI	N
7748935019	50	21	N	1	6.375	3	1100000	1098981.18	70530	05/01/2007	04/01/2037	6862.57	360	359	C	50.691	CA	05/01/2007	35	CMI	2170000	0	1	1	XXXXXXXXX000	6862.57	1	0	0	#	0.000	0.000	0	0.0	0	0	IRVINE	92603	30	17.99		03/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	723	115	50.69	1098981.18	CMI	N
7748975009	10	21	N	1	6.375	3	655000	654393.34	70530	05/01/2007	04/01/2037	4086.35	360	359	C	55.744	CT	05/01/2007	35	CMI	1175000	0	1	1	XXXXXXXXX000	4832.35	1	0	0	#	0.000	0.000	0	0.0	0	0	NORWALK	6853	1	35.12		03/21/2007	0	N	0	10	0	05/01/2007	05/17/2007	774	114	55.74	654393.34	CMI	N
7748995409	10	21	E	1	6.25	3	800000	799240.93	70530	05/01/2007	04/01/2037	4925.74	360	359	C	38.095	CT	05/01/2007	35	CMI	2100000	0	1	1	XXXXXXXXX000	6753.74	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW CANAAN	6840	1	27.43		03/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	766	117	38.1	799240.93	CMI	N
7756945899	50	21	N	1	7.125	0	543000	543000	70530	06/01/2007	05/01/2037	3658.29	360	360	C	79.27	NC	06/01/2007	35	CMI	685000	0	1	1	XXXXXXXXXXX0	4179.29	1	4	0	#	7.125	0.000	3658.29	0.0	0	888	HUNTERSVILLE	28078	60	41.03		04/24/2007	0	N	0	10	0	05/01/2007	05/17/2007	766	107	79.27	542565.77	CMI	N
7756985219	10	21	E	1	6.625	3	35000	35000	70515	06/01/2007	05/01/2022	307.3	180	180	C	25.925	MI	05/01/2007	31	CMI	135000	0	1	1	XXXXXXXXXXX0	307.3	1	0	0	#	0.000	0.000	0	0.0	0	0	VASSAR	48768	79	13.38		04/13/2007	0	N	0	10	418	05/01/2007	05/17/2007	792	403	25.92	35000	CMI	N
7757915909	10	12	P	1	5.875	3	535200	535200	70515	06/01/2007	05/01/2022	4480.26	180	180	C	76.566	UT	05/01/2007	31	CMI	699000	0	1	1	XXXXXXXXXX00	4638.26	1	0	0	#	0.000	0.000	0	0.0	0	0	HEBER CITY	84032	26	7.03		04/09/2007	699000	N	0	146	992	05/01/2007	05/17/2007	772	122	76.57	535200	CMI	Y
7757935499	10	26	N	1	6.875	3	67200	67200	70531	05/01/2007	04/01/2037	385	360	359	C	80	AZ	05/01/2007	567	CMI	84000	0	1	1	XXXXXXXXXX00	468	1	0	0	#	6.875	0.000	385	999.0	0	444	SAN MANUEL	85631	11	7.3		03/06/2007	0	N	0	10	420	05/01/2007	05/17/2007	772	416	80	67200	CMI	N
7757995819	10	11	P	1	6.25	3	1000000	1000000	70530	06/01/2007	05/01/2037	6157.17	360	360	C	72.727	CA	05/01/2007	35	CMI	1375000	0	1	1	XXXXXXXXXX00	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	LIVERMORE	94550	1	39.34		04/02/2007	1375000	N	0	10	811	05/01/2007	05/17/2007	674	115	72.73	1000000	CMI	N
7758905779	38	11	P	1	6.25	3	1000000	1000000	70530	06/01/2007	05/01/2037	6157.17	360	360	C	50.632	NY	05/01/2007	35	CMI	1975000	0	1	1	XXXXXXXXX000	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10011	31	48.19		04/12/2007	1975000	N	0	10	0	05/01/2007	05/17/2007	749	122	50.63	1000000	CMI	N
7758945569	36	11	P	1	6.375	3	1200000	1200000	70531	06/01/2007	05/01/2037	6375	360	360	C	73.846	NY	05/01/2007	567	CMI	1625000	0	1	1	XXXXXXXXX000	6375	1	0	0	#	6.375	0.000	6375	999.0	0	444	NEW YORK	10024	31	38.9		04/26/2007	1625000	N	0	10	0	05/01/2007	05/17/2007	704	122	73.85	1200000	CMI	N
7758955749	36	11	P	1	6.125	3	504000	502510.14	70530	05/01/2007	04/01/2037	3062.36	360	359	C	80	NY	05/01/2007	35	CMI	650000	0	1	1	XXXXXXXXX000	3062.36	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10025	31	33.59		04/04/2007	630000	N	0	10	0	05/01/2007	05/17/2007	672	107	80	502510.14	CMI	N
7758985499	50	21	E	1	6.5	3	445000	444597.72	70530	05/01/2007	04/01/2037	2812.7	360	359	C01	77.797	AZ	04/01/2007	35	CMI	572000	0	1	1	XXXXXXXXX000	3051.7	1	0	0	#	0.000	0.000	0	0.0	0	0	CHANDLER	85249	7	27.69		03/24/2007	0	N	0	10	0	05/01/2007	05/17/2007	655	117	77.8	445000	CMI	N
7758995349	10	11	P	1	6.125	3	604000	604000	70531	05/01/2007	04/01/2037	3082.92	360	359	C	80	CA	06/01/2007	567	CMI	755000	0	1	1	XXXXXXXXX000	3878.92	1	0	0	#	6.125	0.000	3082.92	999.0	0	444	REDONDO BEACH	90278	19	43.26		03/22/2007	755000	N	0	10	0	05/01/2007	05/17/2007	724	122	80	604000	CMI	N
7766985749	10	11	P	1	5.75	3	520000	520000	70515	06/01/2007	05/01/2022	4318.13	180	180	C	72.222	TX	05/01/2007	31	CMI	723000	0	1	1	XXXXXXXXXXX0	4318.13	1	0	0	#	0.000	0.000	0	0.0	0	0	HOUSTON	77006	101	30.66		04/25/2007	720000	N	0	10	811	05/01/2007	05/17/2007	775	122	72.22	520000	CMI	N
7766985979	14	21	E	1	6.875	0	470000	470000	70531	06/01/2007	05/01/2037	2692.71	360	360	C	76.422	NY	05/01/2007	567	CMI	615000	0	1	1	XXXXXXXXXXX0	3122.71	2	0	0	#	6.875	0.000	2692.71	999.0	0	444	FRANKLIN SQUARE	11010	30	40.34		04/17/2007	0	N	0	10	420	05/01/2007	05/17/2007	680	416	76.42	470000	CMI	N
7766985999	10	11	P	1	6.375	0	624000	624000	70531	06/01/2007	05/01/2037	3315	360	360	C	80	MA	05/01/2007	567	CMI	780000	0	1	1	XXXXXXXXXXX0	4296	1	0	0	#	6.375	0.000	3315	999.0	0	444	CARLISLE	1741	9	21.34		04/30/2007	780000	N	0	10	0	05/01/2007	05/17/2007	739	107	80	624000	CMI	N
7767955269	50	21	N	1	6	3	508000	508000	70515	06/01/2007	05/01/2022	4286.79	180	180	C	78.153	AR	05/01/2007	31	CMI	650000	0	1	1	XXXXXXXXXX00	4286.79	1	0	0	#	0.000	0.000	0	0.0	0	0	HOT SPRINGS VILLAGE	71909	63	40.14		04/03/2007	0	N	0	146	992	05/01/2007	05/17/2007	792	110	78.15	508000	CMI	Y
7767975459	10	21	E	1	6.375	0	507500	507500	70531	06/01/2007	05/01/2037	2696.09	360	360	C	70	FL	05/01/2007	567	CMI	725000	0	1	1	XXXXXXXXXX00	3598.09	1	0	0	#	6.375	0.000	2696.09	999.0	0	444	MIAMI	33156	13	35.33		03/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	761	107	70	507500	CMI	N
7767995659	10	21	E	1	6.125	3	460000	460000	70515	06/01/2007	05/01/2022	3912.87	180	180	C	53.488	NY	05/01/2007	31	CMI	860000	0	1	1	XXXXXXXXXX00	3912.87	1	0	0	#	0.000	0.000	0	0.0	0	0	STONY BROOK	11790	52	4.15		04/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	719	117	53.49	460000	CMI	N
7768935989	50	11	P	1	6.5	3	503000	502545.28	70530	05/01/2007	04/01/2037	3179.3	360	359	C	78.105	IL	05/01/2007	35	CMI	649000	0	1	1	XXXXXXXX0000	4210.3	1	0	0	#	0.000	0.000	0	0.0	0	0	LEMONT	60439	16	34.02		03/23/2007	644000	N	0	10	0	05/01/2007	05/17/2007	712	115	89.75	502545.28	CMI	N
7768965189	10	21	N	1	6.75	3	516000	514979.02	70530	05/01/2007	04/01/2027	3923.48	240	239	C01	80	OH	04/01/2007	35	CMI	645000	0	1	1	XXXXXXXXX000	4978.48	1	0	0	#	0.000	0.000	0	0.0	0	0	GARRETTSVILLE	44231	67	33.28		04/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	668	107	87.13	516000	CMI	N
7768985009	21	24	N	1	6.75	3	491000	491000	70531	05/01/2007	04/01/2037	2761.88	360	359	C	77.936	IL	05/01/2007	567	CMI	630000	0	1	1	XXXXXXXXX000	3415.88	1	0	0	#	6.750	0.000	2761.88	999.0	0	444	CHICAGO	60610	16	18.31		03/29/2007	0	N	0	10	0	05/01/2007	05/17/2007	712	123	77.94	491000	CMI	N
7768985239	50	21	N	1	6.75	3	480000	477558.59	70530	05/01/2007	04/01/2037	3113.28	360	359	C	80	IN	06/01/2007	35	CMI	600000	0	1	1	XXXXXXXXX000	3266.28	1	0	0	#	0.000	0.000	0	0.0	0	0	GREENFIELD	46140	30	32.78		03/07/2007	0	N	0	10	0	05/01/2007	05/17/2007	777	107	80	477131.58	CMI	N
7776975709	10	21	N	1	6.25	3	570000	570000	70530	06/01/2007	05/01/2037	3509.59	360	360	C	43.846	MA	05/01/2007	35	CMI	1300000	0	1	1	XXXXXXXXXXX0	4805.59	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2459	9	39.41		04/03/2007	0	N	0	10	0	05/01/2007	05/17/2007	789	107	43.85	570000	CMI	N
7776985109	10	21	E	8	6.875	0	272000	272000	70530	06/01/2007	05/01/2037	1786.85	360	360		85	IL	06/01/2007	35	CMI	320000	0	1	1	XXXXXXXXXXX0	2266.85	1	0	0	#	0.000	0.000	0	0.0	0	0	BRIDGEVIEW	60455	16	29.35	HD	04/25/2007	0	N	12	10	420	05/01/2007	05/17/2007	696	416	85	271771.48	CMI	N
7777925119	10	21	N	1	6.375	0	453000	453000	70530	06/01/2007	05/01/2037	2826.13	360	360	C	78.103	CA	05/01/2007	35	CMI	580000	0	1	1	XXXXXXXXXX00	2826.13	1	0	0	#	0.000	0.000	0	0.0	0	0	CHINO HILLS	91709	36	22.92		03/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	787	115	78.1	453000	CMI	N
7777945969	10	21	N	1	6.25	3	487100	487100	70530	06/01/2007	05/01/2037	2999.16	360	360	C	74.938	TX	05/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXX00	2999.16	1	0	0	#	0.000	0.000	0	0.0	0	0	NEEDVILLE	77461	79	21.12		04/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	747	104	74.94	487100	CMI	N
7777955229	10	11	P	1	6.25	3	761600	761600	70531	05/01/2007	04/01/2037	3966.67	360	359	C	80	CA	05/01/2007	567	CMI	952000	0	1	1	XXXXXXXXXX00	3966.67	1	0	0	#	6.250	0.000	3966.67	999.0	0	444	REDWOOD CITY	94061	41	32.95		03/27/2007	952000	N	0	10	0	05/01/2007	05/17/2007	763	122	95	761600	CMI	N
7777975119	10	21	N	1	6.25	3	835000	834207.72	70530	05/01/2007	04/01/2037	5141.24	360	359	C	67.666	IL	05/01/2007	35	CMI	1234000	0	1	1	XXXXXXXXXX00	5141.24	1	0	0	#	0.000	0.000	0	0.0	0	0	INVERNESS	60067	16	12.18		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	755	117	67.67	834207.72	CMI	N
7777995189	50	21	E	1	6	3	485000	485000	70515	06/01/2007	05/01/2017	5384.49	120	120	C	48.5	TX	05/01/2007	31	CMI	1000000	0	1	1	XXXXXXXXXX00	5384.49	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRVIEW	75069	43	35.53		04/13/2007	0	N	0	130	0	05/01/2007	05/17/2007	733	107	48.5	485000	CMI	N
7777995669	50	11	P	1	6.375	3	628000	627418.34	70530	05/01/2007	04/01/2037	3917.91	360	359	C	80	MO	05/01/2007	35	CMI	785000	0	1	1	XXXXXXXXXX00	4786.91	1	0	0	#	0.000	0.000	0	0.0	0	0	BALLWIN	63021	95	37.39		03/26/2007	785000	N	0	10	0	05/01/2007	05/17/2007	773	107	90	627418.34	CMI	N
7778905459	10	11	P	1	6.25	3	480900	480443.71	70530	05/01/2007	04/01/2037	2960.98	360	359	C	70.627	CT	05/01/2007	35	CMI	685000	0	1	1	XXXXXXXX0000	3708.98	1	0	0	#	0.000	0.000	0	0.0	0	0	NORWALK	6850	1	14.54		03/28/2007	680900	N	0	10	0	05/01/2007	05/17/2007	700	115	70.63	480443.71	CMI	N
7778925419	10	11	P	1	6.625	3	481600	481175.09	70530	05/01/2007	04/01/2037	3083.74	360	359	C	80	NY	05/01/2007	35	CMI	604000	0	1	1	XXXXXXXX0000	4111.74	1	0	0	#	0.000	0.000	0	0.0	0	0	MALVERNE	11565	30	41.69		03/22/2007	602000	N	0	10	0	05/01/2007	05/17/2007	764	115	94.98	481175.09	CMI	N
7779905599	50	11	P	1	5.875	3	577500	577500	70535	06/01/2007	05/01/2037	3416.13	360	360	C	69.95	TN	05/01/2007	35	CMI	830000	0	1	1	XXXXXXX00000	3916.13	1	0	0	#	0.000	0.000	0	0.0	0	0	FRANKLIN	37067	94	33.89		04/13/2007	825585	N	0	10	0	05/01/2007	05/17/2007	768	112	69.95	577500	CMI	N
7779905639	36	11	P	1	6.25	3	765000	764274.14	70530	05/01/2007	04/01/2037	4710.24	360	359	C	75	NY	05/01/2007	35	CMI	1025000	0	1	1	XXXXXXX00000	4710.24	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10022	31	40.98		04/04/2007	1020000	N	0	10	0	05/01/2007	05/17/2007	795	116	75	764274.14	CMI	N
7786905309	10	21	E	1	6.625	0	609000	609000	70530	06/01/2007	05/01/2037	3899.49	360	360	C	70	MO	05/01/2007	35	CMI	870000	0	1	1	XXXXXXXXXXX0	4546.49	1	0	0	#	0.000	0.000	0	0.0	0	0	BALLWIN	63021	95	33.44		04/18/2007	0	N	0	10	0	05/01/2007	05/17/2007	737	107	70	609000	CMI	N
7786935239	21	11	P	1	5.875	3	575000	575000	70515	06/01/2007	05/01/2022	4813.43	180	180	C	39.062	DC	05/01/2007	31	CMI	1475000	0	1	1	XXXXXXXXXXX0	5870.43	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	20015	1	37.6		04/24/2007	1472015	N	0	10	419	05/01/2007	05/17/2007	737	405	39.06	575000	CMI	N
7786935699	36	21	E	1	6.125	0	143000	143000	70530	06/01/2007	05/01/2037	868.88	360	360	C	21.343	NY	05/01/2007	35	CMI	670000	0	1	1	XXXXXXXXXXX0	868.88	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	14.96		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	813	117	23.83	143000	CMI	N
7786955339	10	21	E	1	6.5	0	455000	455000	70531	06/01/2007	05/01/2037	2464.58	360	360	C	65	CA	05/01/2007	567	CMI	700000	0	1	1	XXXXXXXXXXX0	2464.58	1	0	0	#	6.500	0.000	2464.58	999.0	0	444	MISSION VIEJO	92691	30	29.36		04/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	711	107	65	455000	CMI	N
7787985029	10	21	E	1	7.125	3	1000000	1000000	70531	05/01/2007	04/01/2037	5937.5	360	359	C01	55.555	VA	05/01/2007	567	CMI	1800000	0	1	1	XXXXXXXXXX00	5937.5	1	0	0	#	7.125	0.000	5937.5	999.0	0	444	DELAPLANE	20144	30	32.24		03/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	732	117	55.56	1000000	CMI	N
7787985049	10	21	E	1	6.375	3	1000000	998812.5	70530	05/01/2007	04/01/2037	6238.7	360	359	C01	35.714	CA	05/01/2007	35	CMI	2800000	0	1	1	XXXXXXXXXX00	6238.7	1	0	0	#	0.000	0.000	0	0.0	0	0	BEVERLY HLS	90212	19	32.24		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	657	123	39.29	998812.5	CMI	N
7787985669	10	21	N	1	6.125	3	575000	575000	70530	06/01/2007	05/01/2037	3493.76	360	360	C	38.333	CT	05/01/2007	35	CMI	1500000	0	1	1	XXXXXXXXXX00	5584.76	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRFIELD	6824	1	34.41		04/04/2007	0	N	0	10	0	05/01/2007	05/17/2007	771	107	38.33	575000	CMI	N
7788955839	36	11	P	1	6.375	0	525200	525200	70530	06/01/2007	05/01/2037	3276.56	360	360	C	80	NY	05/01/2007	35	CMI	660000	0	1	1	XXXXXXXX0000	3276.56	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10019	31	29.42		04/23/2007	656500	N	0	10	0	05/01/2007	05/17/2007	795	115	80	525200	CMI	N
7788975179	21	24	N	1	6.625	3	479000	479000	70531	05/01/2007	04/01/2037	2644.48	360	359	C	68.92	NY	05/01/2007	567	CMI	695000	0	1	1	XXXXXXXX0000	2644.48	1	0	0	#	6.625	0.000	2644.48	999.0	0	444	NY	10021	31	31.42		03/14/2007	0	N	0	146	992	05/01/2007	05/17/2007	736	123	68.92	479000	CMI	Y
7796925769	50	21	N	1	5.875	3	617000	617000	70530	06/01/2007	05/01/2037	3649.79	360	360	C	63.937	CA	05/01/2007	35	CMI	965000	0	1	1	XXXXXXXXXXX0	4376.79	1	0	0	#	0.000	0.000	0	0.0	0	0	CARLSBAD	92009	37	37.5		04/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	779	123	63.94	617000	CMI	N
7796955219	10	21	E	1	6.5	3	487000	487000	70530	06/01/2007	05/01/2037	3078.17	360	360	C	72.255	CA	05/01/2007	35	CMI	674000	0	1	1	XXXXXXXXXXX0	3501.17	1	0	0	#	0.000	0.000	0	0.0	0	0	PALM DESERT	92260	33	49.82		04/17/2007	0	N	0	10	0	05/01/2007	05/17/2007	691	107	72.25	487000	CMI	N
7796965989	10	21	E	1	6.375	3	617300	617300	70530	06/01/2007	05/01/2037	3851.14	360	360	C	67.097	CA	05/01/2007	35	CMI	920000	0	1	1	XXXXXXXXXXX0	3851.14	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90039	19	36.92		04/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	743	107	67.1	617300	CMI	N
7796995789	10	21	E	1	6.375	0	427500	427500	70530	06/01/2007	05/01/2037	2667.04	360	360	C	63.333	CA	05/01/2007	35	CMI	675000	0	1	1	XXXXXXXXXXX0	2954.04	1	0	0	#	0.000	0.000	0	0.0	0	0	ANAHEIM	92802	30	48.24		04/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	685	107	63.33	427500	CMI	N
7797935519	21	21	N	1	6.375	0	570000	570000	70531	06/01/2007	05/01/2037	3028.13	360	360	C	40	NY	05/01/2007	567	CMI	1425000	0	1	1	XXXXXXXXX000	3148.13	1	0	0	#	6.375	0.000	3028.13	999.0	0	444	BROOKLYN	11201	24	20.18		04/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	781	115	47.02	570000	CMI	N
7797955789	10	21	E	1	6.375	3	670000	669379.45	70530	05/01/2007	04/01/2037	4179.93	360	359	C	53.6	CA	05/01/2007	35	CMI	1250000	0	1	1	XXXXXXXXX000	4179.93	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS GATOS	95032	43	33.35		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	744	117	53.6	669379.45	CMI	N
7797955909	36	21	N	1	6.375	3	980000	980000	70531	06/01/2007	05/01/2037	5206.25	360	360	C	60.122	NY	05/01/2007	567	CMI	1630000	0	1	1	XXXXXXXXX000	5206.25	1	0	0	#	6.375	0.000	5206.25	999.0	0	444	NEW YORK	10023	31	23.07		04/10/2007	0	N	0	10	0	05/01/2007	05/17/2007	720	123	60.12	980000	CMI	N
7797965289	50	21	N	1	6.25	3	504000	503521.79	70530	05/01/2007	04/01/2037	3103.21	360	359	C	80	CA	05/01/2007	35	CMI	630000	0	1	1	XXXXXXXXXX00	3705.21	1	0	0	#	0.000	0.000	0	0.0	0	0	SPRING VALLEY	91977	37	38.61		03/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	784	107	84.6	503521.79	CMI	N
7797985469	21	11	P	1	6.25	3	555000	555000	70530	06/01/2007	05/01/2037	3417.23	360	360	C	68.944	NY	05/01/2007	35	CMI	825000	0	1	1	XXXXXXXXX000	3417.23	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	36.69		04/16/2007	805000	N	0	10	0	05/01/2007	05/17/2007	768	116	68.94	555000	CMI	N
7797985999	10	21	N	1	6.25	3	775000	773964.65	70530	05/01/2007	04/01/2037	4771.81	360	359	C	75.98	CT	05/01/2007	35	CMI	1020000	0	1	1	XXXXXXXXX000	5672.81	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW FAIRFIELD	6812	1	31.8		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	675	115	75.98	773964.65	CMI	N
7797995759	10	21	E	1	6.375	3	457000	456999.81	70531	05/01/2007	04/01/2037	2427.81	360	359	C	74.308	CA	05/01/2007	567	CMI	615000	0	1	1	XXXXXXXXX000	2862.81	1	0	0	#	6.375	0.000	2427.81	999.0	0	444	SAN JOSE	95112	43	47.94		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	781	107	74.31	456999.81	CMI	N
7798905529	10	21	E	1	6.375	3	477600	477157.65	70530	05/01/2007	04/01/2037	2979.6	360	359	C	80	GA	05/01/2007	35	CMI	597000	0	1	1	XXXXXXXX0000	3598.6	1	0	0	#	0.000	0.000	0	0.0	0	0	ATLANTA	30307	43	40.46		03/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	698	117	80	477157.65	CMI	N
7798945629	36	11	P	1	6.25	3	708000	707328.22	70530	05/01/2007	04/01/2037	4359.28	360	359	C	80	NY	05/01/2007	35	CMI	890000	0	1	1	XXXXXXXX0000	4359.28	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10024	31	28.26		03/12/2007	885000	N	0	10	0	05/01/2007	05/17/2007	708	115	80	707328.22	CMI	N
7798965579	10	11	P	1	6.25	0	628000	626684.53	70530	04/01/2007	03/01/2037	3866.7	360	358	C	80	CA	05/01/2007	35	CMI	785000	0	1	1	XXXXXXXX0000	3866.7	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94116	38	40.75		02/20/2007	785000	N	0	10	0	05/01/2007	05/17/2007	787	115	85.26	626684.53	CMI	N
7799905629	36	11	P	1	6.25	3	550000	550000	70531	05/01/2007	04/01/2037	2864.58	360	359	C	70.512	NY	05/01/2007	567	CMI	800000	0	1	1	XXXXXX000000	2864.58	1	0	0	#	6.250	0.000	2864.58	999.0	0	444	NY	10012	31	0		03/29/2007	780000	N	0	10	0	05/01/2007	05/17/2007	793	115	70.51	550000	CMI	N
7941219872	10	21	E	1	6.125	0	1000000	998051.16	70530	04/01/2007	03/01/2037	6076.11	360	358	C	52.631	MD	05/01/2007	35	CMI	1900000	0	1	1	XXXXXXXXXX00	6076.11	1	0	0	#	0.000	0.000	0	0.0	0	0	BETHESDA	20814	16	39.86		02/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	753	123	52.63	998051.16	CMI	N
7941229862	50	11	P	1	6.375	0	886400	886400	70531	04/01/2007	03/01/2037	4709	360	358	C	80	MD	05/01/2007	567	CMI	1200000	0	1	1	XXXXXXXXXX00	6042.11	1	0	0	#	6.375	0.000	4709	0.0	0	0	BALTIMORE	21210	4	44.89		02/20/2007	1108000	N	0	10	0	05/01/2007	05/17/2007	773	122	80	886400	CMI	N
7941239862	50	11	P	1	6.375	0	1000000	998142.68	70530	04/01/2007	03/01/2037	6238.7	360	358	C	79.428	FL	05/01/2007	35	CMI	1400000	0	1	1	XXXXXXXXXX00	7314.32	1	0	0	#	0.000	0.000	0	0.0	0	0	BOCA RATON	33496	50	29.42		02/13/2007	1259000	N	0	10	0	05/01/2007	05/17/2007	778	122	79.43	998142.68	CMI	N
7941239872	10	11	P	1	6	0	663920	662594.82	70530	04/01/2007	03/01/2037	3980.54	360	358	C	79.882	NC	05/01/2007	35	CMI	837000	0	1	1	XXXXXXXXXX00	4707.53	1	0	0	#	0.000	0.000	0	0.0	0	0	RALEIGH	27609	92	38.81		02/16/2007	831125	N	0	10	0	05/01/2007	05/17/2007	713	122	79.88	662594.82	CMI	N
7941259862	10	11	P	1	6	0	101120	100918.16	70530	04/01/2007	03/01/2037	606.27	360	358	C	80	TX	05/01/2007	35	CMI	127000	0	1	1	XXXXXXXXXX00	961.51	1	0	0	#	0.000	0.000	0	0.0	0	0	ARLINGTON	76002	220	41.43		02/15/2007	126400	N	0	10	0	05/01/2007	05/17/2007	785	122	80	100918.16	CMI	N
7941259882	10	11	P	1	6	0	430000	429141.72	70530	04/01/2007	03/01/2037	2578.07	360	358	C01	78.181	VA	04/01/2007	35	CMI	560000	0	1	1	XXXXXXXXXX00	3029	1	0	0	#	0.000	0.000	0	0.0	0	0	FALLS CHURCH	22041	29	41.63		02/15/2007	550000	N	0	10	0	05/01/2007	05/17/2007	697	122	78.18	429571.93	CMI	N
7941269872	23	21	N	1	6.25	0	108600	108393.37	70530	04/01/2007	03/01/2037	668.67	360	358	C	35.606	MD	05/01/2007	35	CMI	305000	0	1	1	XXXXXXXXXX00	892.34	1	0	0	#	0.000	0.000	0	0.0	0	0	OWINGS MILLS	21117	3	38.8		02/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	704	123	35.61	108393.37	CMI	N
8727995039	51	11	P	1	7.375	0	232400	232400	70531	05/01/2007	04/01/2037	1428.29	360	359	C	74.991	VA	05/01/2007	567	CMI	310000	0	1	1	XXXXXXXXXX00	1689.29	1	0	0	#	7.375	0.000	1428.29	999.0	0	444	WOODBRIDGE	22193	73	29.26		03/28/2007	309900	N	0	10	421	05/01/2007	05/17/2007	742	417	100	232400	CMI	N
8728905419	10	11	P	1	6.75	3	440000	440000	70531	05/01/2007	04/01/2037	2475	360	359	C	78.571	MA	05/01/2007	567	CMI	560000	0	1	1	XXXXXXXXX000	2962	1	0	0	#	6.750	0.000	2475	999.0	0	444	NORH ATTLEBORO	2760	3	25.4		03/30/2007	560000	N	0	10	0	05/01/2007	05/17/2007	767	107	89.29	440000	CMI	N
8728975159	10	11	P	1	5.75	3	440000	439540.61	70530	05/01/2007	04/01/2037	2567.72	360	359	C	80	DC	05/01/2007	35	CMI	575000	0	1	1	XXXXXXXXX000	2769.72	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	20012	1	40.06		03/22/2007	550000	N	0	10	0	05/01/2007	05/17/2007	766	116	80	439540.61	CMI	N
8737965339	10	11	P	1	6.5	3	254800	254800	70531	06/01/2007	05/01/2037	1380.17	360	360	C	80	CA	05/01/2007	567	CMI	350000	0	1	1	XXXXXXXXXX00	1711.17	1	0	0	#	6.500	0.000	1380.17	999.0	0	444	LEMOORE	93245	16	14.26		04/03/2007	318500	N	0	10	418	05/01/2007	05/17/2007	758	413	100	254800	CMI	N
8738905159	50	11	P	1	6.375	3	431250	430850.58	70530	05/01/2007	04/01/2037	2690.44	360	359	C	75	MD	05/01/2007	35	CMI	600000	0	1	1	XXXXXXXXX000	3175.44	1	0	0	#	0.000	0.000	0	0.0	0	0	COCKEYSVILLE	21030	3	36.37		03/27/2007	575000	N	0	10	0	05/01/2007	05/17/2007	705	115	85	430850.58	CMI	N
8738915519	10	11	P	1	6.375	3	462000	462000	70530	06/01/2007	05/01/2037	2882.28	360	360	C	80	MA	05/01/2007	35	CMI	600000	0	1	1	XXXXXXXXX000	3516.28	1	0	0	#	0.000	0.000	0	0.0	0	0	LOWELL	1852	9	32.65		04/13/2007	577500	N	0	10	0	05/01/2007	05/17/2007	779	107	80	462000	CMI	N
8738925349	10	21	E	1	6.25	3	750000	748424.29	70530	05/01/2007	04/01/2027	5481.96	240	239	C	48.387	CA	05/01/2007	35	CMI	1550000	0	1	1	XXXXXXXXX000	5481.96	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS GATOS	95030	43	39.09		03/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	706	117	48.39	748424.29	CMI	N
8738945149	10	11	P	1	6.25	3	543000	543000	70531	05/01/2007	04/01/2037	2828.13	360	359	C	79.864	NY	05/01/2007	567	CMI	680000	0	1	1	XXXXXXXXX000	4049.13	1	0	0	#	6.250	0.000	2828.13	999.0	0	444	JERICHO	11753	30	44.4		03/21/2007	679900	N	0	10	0	05/01/2007	05/17/2007	779	107	79.86	543000	CMI	N
8738965469	21	11	P	1	6.25	3	550000	550000	70530	06/01/2007	05/01/2037	3386.44	360	360	C	75.394	NY	05/01/2007	35	CMI	740000	0	1	1	XXXXXXXXX000	4198.44	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10038	31	39.64		04/26/2007	729500	N	0	10	0	05/01/2007	05/17/2007	796	107	75.39	550000	CMI	N
8738975519	10	21	N	1	6.25	3	774000	773265.6	70530	05/01/2007	04/01/2037	4765.65	360	359	C	64.5	CA	05/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXX000	4765.65	1	0	0	#	0.000	0.000	0	0.0	0	0	FALLBROOK	92028	37	32.08		03/08/2007	0	N	0	10	0	05/01/2007	05/17/2007	761	114	64.5	773265.6	CMI	N
8746935749	10	21	E	1	6	0	603800	603800	70515	06/01/2007	05/01/2022	5095.21	180	180	C	66.351	TX	05/01/2007	31	CMI	910000	0	1	1	XXXXXXXXXXX0	5095.21	1	0	0	#	0.000	0.000	0	0.0	0	0	HOUSTON	77005	101	11.99		04/25/2007	0	N	0	130	0	05/01/2007	05/17/2007	769	107	66.35	603800	CMI	N
8746955979	10	21	E	1	6.25	3	600000	600000	70531	06/01/2007	05/01/2037	3125	360	360	C	27.906	MN	05/01/2007	567	CMI	2150000	0	1	1	XXXXXXXXXXX0	3125	1	0	0	#	6.250	0.000	3125	999.0	0	444	SHOREWOOD	55331	10	31.5		04/11/2007	0	N	0	10	0	05/01/2007	05/17/2007	796	107	27.91	600000	CMI	N
8747945389	50	11	P	1	6.25	3	1000000	1000000	70530	06/01/2007	05/01/2037	6157.17	360	360	C	28.571	NV	05/01/2007	35	CMI	3500000	0	1	1	XXXXXXXXXX00	7916.17	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENBROOK	89413	3	25.98		04/06/2007	5800000	N	0	10	0	05/01/2007	05/17/2007	764	115	28.57	1000000	CMI	N
8747955459	50	11	P	1	6.25	3	444200	443778.52	70530	05/01/2007	04/01/2037	2735.02	360	359	C	79.991	VA	05/01/2007	35	CMI	560000	0	1	1	XXXXXXXXXX00	3182.02	1	0	0	#	0.000	0.000	0	0.0	0	0	CULPEPER	22701	24	54.79		03/28/2007	555308	N	0	10	0	05/01/2007	05/17/2007	703	107	79.99	443778.52	CMI	N
8748925989	21	11	P	1	6.25	3	708000	708000	70530	06/01/2007	05/01/2037	4359.28	360	360	C	80	NY	05/01/2007	35	CMI	885000	0	1	1	XXXXXXXXX000	5069.28	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	37.48		04/17/2007	885000	N	0	10	811	05/01/2007	05/17/2007	719	115	80	708000	CMI	N
8748955829	10	21	E	1	6.25	3	550000	548478.14	70530	05/01/2007	04/01/2037	3386.44	360	359	C	46.413	NJ	05/01/2007	35	CMI	1185000	0	1	1	XXXXXXXXX000	4624.44	1	0	0	#	0.000	0.000	0	0.0	0	0	BERNARDSVILLE	7924	18	18.94		03/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	677	117	46.41	548478.14	CMI	N
8748975039	10	11	P	1	6.125	3	528000	526971.02	70530	04/01/2007	03/01/2037	3208.18	360	358	C	80	MA	05/01/2007	35	CMI	661000	0	1	1	XXXXXXXXX000	3952.18	1	0	0	#	0.000	0.000	0	0.0	0	0	FOXBOROUGH	2035	11	34.8		02/23/2007	660000	N	0	10	0	05/01/2007	05/17/2007	650	107	80	526971.02	CMI	N
8751926459	10	11	P	1	6.125	3	482400	481931.14	70530	05/01/2007	04/01/2037	2931.11	360	359	C	80	MA	05/01/2007	35	CMI	610000	0	1	1	XXX000000000	3773.11	1	0	0	#	0.000	0.000	0	0.0	0	0	HARVARD	1451	14	39.37		03/30/2007	603000	N	0	10	0	05/01/2007	05/17/2007	644	122	84.15	481931.14	CMI	N
8756975109	50	21	E	1	6.5	0	542500	542500	70515	06/01/2007	05/01/2022	4725.76	180	180	C	70	PR	05/01/2007	31	CMI	775000	0	1	1	XXXXXXXXXXX0	5032.76	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JUAN	0 927	5	46.5		04/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	669	123	70	542500	CMI	N
8757915729	10	11	P	1	6.25	3	708000	707328.22	70530	05/01/2007	04/01/2037	4359.28	360	359	C	80	CA	05/01/2007	35	CMI	885000	0	1	1	XXXXXXXXXX00	4359.28	1	0	0	#	0.000	0.000	0	0.0	0	0	BELMONT	94002	41	46.49		03/28/2007	885000	N	0	10	0	05/01/2007	05/17/2007	772	122	89.99	707328.22	CMI	N
8757935179	10	11	P	1	6.375	3	552000	552000	70531	06/01/2007	05/01/2037	2932.5	360	360	C	59.675	NJ	05/01/2007	567	CMI	925000	0	1	1	XXXXXXXXXX00	3968.5	1	0	0	#	6.375	0.000	2932.5	999.0	0	444	TRENTON	8648	11	31.45		04/18/2007	925000	N	0	146	992	05/01/2007	05/17/2007	772	110	59.67	552000	CMI	Y
8757965139	10	21	E	1	6.125	3	487000	487000	70530	06/01/2007	05/01/2037	2959.06	360	360	C	64.933	NY	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXX00	2959.06	1	0	0	#	0.000	0.000	0	0.0	0	0	PLAINVIEW	11803	30	36.72		04/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	714	117	64.93	487000	CMI	N
8757975189	50	21	N	1	6.375	3	648000	648000	70531	06/01/2007	05/01/2037	3442.5	360	360	C	78.072	AZ	05/01/2007	567	CMI	830000	0	1	1	XXXXXXXXXX00	3617.5	1	0	0	#	6.375	0.000	3442.5	999.0	0	444	PEORIA	85383	7	47.66		04/06/2007	0	N	0	10	423	05/01/2007	05/17/2007	688	107	88.31	648000	CMI	N
8758905829	14	11	P	1	6.25	3	650000	650000	70531	05/01/2007	04/01/2037	3385.42	360	359	C01	76.47	NY	04/01/2007	567	CMI	1000000	0	1	1	XXXXXXXXX000	3934.42	2	0	0	#	6.250	0.000	3385.42	999.0	0	444	BROOKLYN	11215	24	39.5		04/04/2007	850000	N	0	10	0	05/01/2007	05/17/2007	693	107	76.47	650000	CMI	N
8758925209	10	11	P	1	6.25	3	750000	750000	70530	06/01/2007	05/01/2037	4617.88	360	360	C	73.17	NY	05/01/2007	35	CMI	1025000	0	1	1	XXXXXXXXX000	6175.88	1	0	0	#	0.000	0.000	0	0.0	0	0	BEDFORD	10506	60	23.92		04/12/2007	1025000	N	0	10	0	05/01/2007	05/17/2007	727	115	80.98	750000	CMI	N
8758925949	10	21	E	1	6.375	3	507500	505118	70530	05/01/2007	04/01/2037	3166.14	360	359	C01	70	CA	05/01/2007	35	CMI	725000	0	1	1	XXXXXXXXX000	3798.14	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95119	43	38.68		03/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	721	117	70	505118	CMI	N
8758935669	10	11	P	1	6.25	3	824000	823218.16	70530	05/01/2007	04/01/2037	5073.51	360	359	C	80	CA	05/01/2007	35	CMI	1035000	0	1	1	XXXXXXXXX000	5073.51	1	0	0	#	0.000	0.000	0	0.0	0	0	AREA OF RAMONA	92065	37	33.49		03/06/2007	1030000	N	0	10	0	05/01/2007	05/17/2007	743	122	80	823218.16	CMI	N
8758955489	50	11	P	1	6.125	3	750000	750000	70531	05/01/2007	04/01/2037	3828.13	360	359	C	64.377	TX	05/01/2007	567	CMI	1175000	0	1	1	XXXXXXXXX000	3828.13	1	0	0	#	6.125	0.000	3828.13	999.0	0	444	HOUSTON	77024	101	26.56		03/19/2007	1165000	N	0	10	0	05/01/2007	05/17/2007	782	122	64.38	750000	CMI	N
8758985229	36	11	P	1	6.25	0	640000	640000	70530	06/01/2007	05/01/2037	3940.59	360	360	C	80	NY	05/01/2007	35	CMI	825000	0	1	1	XXXXXXXXX000	3940.59	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10016	31	41.34		04/20/2007	800000	N	0	10	0	05/01/2007	05/17/2007	774	122	80	640000	CMI	N
8758995609	14	11	P	1	6.125	3	644800	644800	70530	06/01/2007	05/01/2037	3917.87	360	360	C	80	IL	05/01/2007	35	CMI	820000	0	1	1	XXXXXXXXX000	3917.87	2	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60641	16	0		04/02/2007	806000	N	0	10	0	05/01/2007	05/17/2007	749	111	80	644800	CMI	N
8759905679	23	21	N	1	6.5	3	448000	447950	70531	05/01/2007	04/01/2037	2426.4	360	359	C	80	CT	05/01/2007	567	CMI	560000	0	1	1	XXXXXXX00000	2426.4	1	0	0	#	6.500	0.000	2426.67	999.0	0	444	GREENWICH	6830	1	29.84		03/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	730	115	95	447950	CMI	N
8759955079	36	21	E	1	6.75	0	700000	699397.31	70530	05/01/2007	04/01/2037	4540.19	360	359	C01	26.923	NY	04/01/2007	35	CMI	2600000	0	1	1	XXXXXXX00000	4540.19	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10012	31	48.12		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	700	107	26.92	700000	CMI	N
8759975109	10	11	P	1	5.875	3	492000	492000	70530	06/01/2007	05/01/2037	2910.37	360	360	C	80	NY	05/01/2007	35	CMI	625000	0	1	1	XXXXXXX00000	2910.37	1	0	0	#	0.000	0.000	0	0.0	0	0	LK GROVE	11755	52	29.38		04/02/2007	615000	N	0	10	0	05/01/2007	05/17/2007	682	115	80	492000	CMI	N
8764976909	10	11	P	1	6.125	3	559582	557678.26	70515	05/01/2007	04/01/2022	4759.94	180	179	C	78.546	NY	05/01/2007	31	CMI	739000	0	1	1	000000000000	4759.94	1	0	0	#	0.000	0.000	0	0.0	0	0	LOUDONVILLE	12211	1	39.26		03/29/2007	712419	N	0	10	0	05/01/2007	05/17/2007	710	116	78.55	557678.26	CMI	N
8766965539	10	11	P	1	6.375	0	512000	512000	70530	06/01/2007	05/01/2037	3194.21	360	360	C	80	MA	05/01/2007	35	CMI	645000	0	1	1	XXXXXXXXXXX0	3956.21	1	0	0	#	0.000	0.000	0	0.0	0	0	FRAMINGHAM	1702	9	30.53		05/01/2007	640000	N	0	10	0	05/01/2007	05/17/2007	742	107	90	512000	CMI	N
8767915109	50	11	P	1	6.25	3	380000	380000	70531	06/01/2007	05/01/2037	1979.17	360	360	C	80	FL	05/01/2007	567	CMI	475000	0	1	1	XXXXXXXXXX00	1979.17	1	0	0	#	6.250	0.000	1979.17	999.0	0	444	PEMBROKE PINES	33028	6	25.31		04/11/2007	475000	N	0	10	420	05/01/2007	05/17/2007	733	416	95	380000	CMI	N
8767915609	10	21	N	1	6.5	3	128000	127884.28	70530	05/01/2007	04/01/2037	809.05	360	359	C01	80	UT	06/01/2007	35	CMI	160000	0	1	1	XXXXXXXXXX00	954.05	1	0	0	#	0.000	0.000	0	0.0	0	0	SALT LAKE CITY	84116	18	34.63		03/21/2007	0	N	0	10	419	05/01/2007	05/17/2007	661	407	80	127767.94	CMI	N
8767945199	51	11	P	1	6.375	3	588750	588750	70531	06/01/2007	05/01/2037	3127.73	360	360	C	78.5	CA	05/01/2007	567	CMI	750000	0	1	1	XXXXXXXXXX00	3127.73	1	0	0	#	6.375	0.000	3127.73	999.0	0	444	SANTA CLARA	95051	43	35.48		04/04/2007	785000	N	0	10	0	05/01/2007	05/17/2007	809	114	78.5	588750	CMI	N
8767965029	51	12	P	1	6.125	3	472000	472000	70531	06/01/2007	05/01/2037	2409.17	360	360	C	80	SC	05/01/2007	567	CMI	590000	0	1	1	XXXXXXXXXX00	2721.17	1	0	0	#	6.125	0.000	2409.17	999.0	0	444	HILTON HEAD ISLAND	29928	7	17.63		04/10/2007	590000	N	0	10	0	05/01/2007	05/17/2007	790	115	80	472000	CMI	N
8769965399	10	11	P	1	6.25	3	800000	799240.93	70530	05/01/2007	04/01/2037	4925.74	360	359	C	56.637	IL	05/01/2007	35	CMI	1412500	0	1	1	XXXXXXX00000	5537.74	1	0	0	#	0.000	0.000	0	0.0	0	0	PARK RIDGE	60068	16	38.61		03/15/2007	1412500	N	0	10	811	05/01/2007	05/17/2007	773	115	80	799240.93	CMI	N
8769995329	36	21	E	1	6.375	3	560000	559481.33	70530	05/01/2007	04/01/2037	3493.67	360	359	C	70	NJ	05/01/2007	35	CMI	800000	0	1	1	XXXXXXX00000	3493.67	1	0	0	#	0.000	0.000	0	0.0	0	0	EDGEWATER	7020	2	23.47		03/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	727	123	70	559481.33	CMI	N
8770946019	36	21	E	1	6.375	3	695000	695000	70530	06/01/2007	05/01/2037	4335.9	360	360	C	53.461	NY	05/01/2007	35	CMI	1300000	0	1	1	XXXXX0000000	4335.9	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10014	31	35.89		04/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	801	114	53.46	695000	CMI	N
8776965119	10	21	E	1	6.5	3	295000	295000	70531	06/01/2007	05/01/2037	1597.92	360	360	C	59	OR	05/01/2007	567	CMI	500000	0	1	1	XXXXXXXXXXX0	1597.92	1	0	0	#	6.500	0.000	1597.92	999.0	0	444	PORTLAND	97202	26	31.27		04/13/2007	0	N	0	10	421	05/01/2007	05/17/2007	633	417	59	295000	CMI	N
8776975549	10	21	N	8	7.25	3	107000	107000	70530	06/01/2007	05/01/2037	729.93	360	360	C	82.945	KY	05/01/2007	35	CMI	129000	0	1	1	XXXXXXXXXXX0	930.93	1	0	0	#	0.000	0.000	0	0.0	0	0	SHELBYVILLE	40065	106	23.66	GD	04/07/2007	0	N	12	10	419	05/01/2007	05/17/2007	684	407	82.94	107000	CMI	N
8776995809	10	21	E	1	6.25	3	510000	509999.82	70530	06/01/2007	05/01/2037	3140.16	360	360	C	54.838	NJ	06/01/2007	35	CMI	930000	0	1	1	XXXXXXXXXXX0	4130.16	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST LONG BRANCH	7764	13	25.48		04/11/2007	0	N	0	10	0	05/01/2007	05/17/2007	743	107	54.84	509515.91	CMI	N
8777915329	10	11	P	1	6.25	3	920640	919766.46	70530	05/01/2007	04/01/2037	5668.54	360	359	C	80	CA	05/01/2007	35	CMI	1150800	0	1	1	XXXXXXXXXX00	5668.54	1	0	0	#	0.000	0.000	0	0.0	0	0	CUPERTINO	95014	43	38.12		03/13/2007	1150800	N	0	10	0	05/01/2007	05/17/2007	780	122	80	919766.46	CMI	N
8777915869	33	11	P	1	5.875	3	650000	649337.29	70530	05/01/2007	04/01/2037	3845	360	359	C	68.421	CA	05/01/2007	35	CMI	950000	0	1	1	XXXXXXXXXX00	3845	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94110	38	31.75		03/22/2007	950000	N	0	10	0	05/01/2007	05/17/2007	653	115	68.42	649337.29	CMI	N
8777925629	10	11	P	1	6.25	3	1000000	1000000	70531	05/01/2007	04/01/2037	5208.33	360	359	C	68.493	NJ	05/01/2007	567	CMI	1525000	0	1	1	XXXXXXXXXX00	6112.33	1	0	0	#	6.250	0.000	5208.33	999.0	0	444	HARVEY CEDARS	8008	15	38.74		03/27/2007	1460000	N	0	10	0	05/01/2007	05/17/2007	700	115	68.49	1000000	CMI	N
8777935389	21	11	P	1	6.5	3	508000	508000	70530	06/01/2007	05/01/2037	3210.91	360	360	C	80	NY	05/01/2007	35	CMI	640000	0	1	1	XXXXXXXXXX00	3518.91	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10016	31	38.33		04/23/2007	635000	N	0	10	0	05/01/2007	05/17/2007	672	122	89.9	508000	CMI	N
8777965579	50	11	P	1	6.125	0	493500	493500	70531	05/01/2007	04/01/2037	2518.91	360	359	C	70	FL	05/01/2007	567	CMI	725000	0	1	1	XXXXXXXXXX00	3254.91	1	0	0	#	6.125	0.000	2518.91	999.0	0	444	WINTER GARDEN	34787	48	37.33		03/09/2007	705000	N	0	10	0	05/01/2007	05/17/2007	776	107	90	493500	CMI	N
8777985999	36	11	P	1	6.375	0	500000	500000	70531	06/01/2007	05/01/2037	2656.25	360	360	C	80	NY	05/01/2007	567	CMI	625000	0	1	1	XXXXXXXXXX00	2656.25	1	0	0	#	6.375	0.000	2656.25	999.0	0	444	NEW YORK	10002	31	23.87		04/24/2007	625000	N	0	10	0	05/01/2007	05/17/2007	701	116	80	500000	CMI	N
8778915769	50	11	P	1	6.25	3	496000	495529.37	70530	05/01/2007	04/01/2037	3053.96	360	359	C	80	PA	05/01/2007	35	CMI	625000	0	1	1	XXXXXXXX0000	3815.96	1	0	0	#	0.000	0.000	0	0.0	0	0	LITITZ	17543	36	15.17		03/23/2007	620000	N	0	10	0	05/01/2007	05/17/2007	792	122	84.03	495529.37	CMI	N
8778925159	36	21	E	1	6.25	3	330445	330131.46	70530	05/01/2007	04/01/2037	2034.61	360	359	C	71.835	NY	05/01/2007	35	CMI	460000	0	1	1	XXXXXXXX0000	2034.61	1	0	0	#	0.000	0.000	0	0.0	0	0	BAYSIDE	11360	41	38.67		03/16/2007	0	N	0	151	0	05/01/2007	05/17/2007	687	107	71.83	330131.46	CMI	N
8778945439	10	11	P	1	6.25	3	496000	496000	70531	05/01/2007	04/01/2037	2583.33	360	359	C	80	CA	05/01/2007	567	CMI	629000	0	1	1	XXXXXXXX0000	2583.33	1	0	0	#	6.250	0.000	2583.33	999.0	0	444	CAMBRIA	93428	40	26.81		03/12/2007	620000	N	0	10	0	05/01/2007	05/17/2007	755	115	80	496000	CMI	N
8778945869	10	21	N	1	6.375	3	653000	652395.19	70530	05/01/2007	04/01/2037	4073.87	360	359	C	55.811	CA	05/01/2007	35	CMI	1170000	0	1	1	XXXXXXXX0000	4073.87	1	0	0	#	0.000	0.000	0	0.0	0	0	ESCALON	95320	39	26.25		03/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	738	115	55.81	652395.19	CMI	N
8786935249	10	11	P	1	6.5	0	550000	550000	70531	06/01/2007	05/01/2037	2979.17	360	360	C	65.088	CO	05/01/2007	567	CMI	845000	0	1	1	XXXXXXXXXXX0	3379.17	1	0	0	#	6.500	0.000	2979.17	999.0	0	444	LOUISVILLE	80027	7	34.94		04/24/2007	845000	N	0	10	0	05/01/2007	05/17/2007	787	107	65.09	550000	CMI	N
8787995529	33	21	N	1	6.25	3	547500	546980.51	70530	05/01/2007	04/01/2037	3371.05	360	359	C	60.833	MA	05/01/2007	35	CMI	900000	0	1	1	XXXXXXXXXX00	3995.05	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLINE	2445	11	32.68		03/27/2007	0	N	0	10	0	05/01/2007	05/17/2007	758	107	60.83	546980.51	CMI	N
8788925199	36	11	P	1	6.25	3	465600	465600	70531	05/01/2007	04/01/2037	2425	360	359	C	80	NY	05/01/2007	567	CMI	585000	0	1	1	XXXXXXXX0000	2425	1	0	0	#	6.250	0.000	2425	999.0	0	444	NEW YORK	10010	31	24.03		03/20/2007	582000	N	0	10	0	05/01/2007	05/17/2007	777	116	80	465600	CMI	N
8788935169	10	21	N	1	6.25	3	512600	512113.62	70530	05/01/2007	04/01/2037	3156.17	360	359	C	71.692	NY	05/01/2007	35	CMI	715000	0	1	1	XXXXXXXX0000	3979.17	1	0	0	#	0.000	0.000	0	0.0	0	0	PORT CHESTER	10573	60	36.14		03/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	783	107	71.69	512113.62	CMI	N
8789955109	36	11	P	1	5.875	0	999999	996523.65	70515	05/01/2007	04/01/2022	8371.18	180	179	C	25.38	NY	05/01/2007	31	CMI	3940000	0	1	1	XXXXXXX00000	8371.18	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10024	31	5.24		03/12/2007	3940000	N	0	10	0	05/01/2007	05/17/2007	795	122	25.38	996523.65	CMI	N
8796925749	10	21	E	1	6.375	3	529000	529000	70530	06/01/2007	05/01/2037	3300.27	360	360	C	64.121	CA	05/01/2007	35	CMI	825000	0	1	1	XXXXXXXXXXX0	3769.27	1	0	0	#	0.000	0.000	0	0.0	0	0	CHATSWORTH	91311	19	49.24		04/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	733	107	64.12	529000	CMI	N
8796935049	10	21	E	1	6.625	3	542000	542000	70530	06/01/2007	05/01/2037	3470.49	360	360	C	55.589	NH	05/01/2007	35	CMI	975000	0	1	1	XXXXXXXXXXX0	4250.49	1	0	0	#	0.000	0.000	0	0.0	0	0	HOLDERNESS	3245	5	36.32		04/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	732	107	55.59	542000	CMI	N
8796935849	10	21	E	1	6.5	3	647500	647500	70531	06/01/2007	05/01/2037	3507.29	360	360	C	70	CA	05/01/2007	567	CMI	925000	0	1	1	XXXXXXXXXXX0	3855.29	1	0	0	#	6.500	0.000	3507.29	999.0	0	444	HOLLISTER	95023	35	34.12		04/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	690	107	70	647500	CMI	N
8796955519	50	21	N	1	7.375	0	588000	588000	70530	06/01/2007	05/01/2037	4061.17	360	360	C	42	NC	05/01/2007	35	CMI	1400000	0	1	1	XXXXXXXXXXX0	4061.17	1	0	0	#	0.000	0.000	0	0.0	0	0	MOORESVILLE	28117	49	29		04/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	758	107	42	588000	CMI	N
8797905669	14	11	P	1	6.75	3	700000	700000	70531	06/01/2007	05/01/2037	3937.5	360	360	C	80	NY	05/01/2007	567	CMI	890000	0	1	1	XXXXXXXXX000	4300.5	2	0	0	#	6.750	0.000	3937.5	999.0	0	444	BROOKLYN	11231	24	41.62		04/10/2007	875000	N	0	10	0	05/01/2007	05/17/2007	798	115	80	700000	CMI	N
8797925609	36	12	P	1	6.375	0	496000	496000	70530	06/01/2007	05/01/2037	3094.39	360	360	C	80	NY	05/01/2007	35	CMI	625000	0	1	1	XXXXXXXXX000	3094.39	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	32.55		04/23/2007	620000	N	0	10	0	05/01/2007	05/17/2007	802	116	89.9	496000	CMI	N
8797965839	10	21	N	1	6.25	3	531000	529944.63	70531	05/01/2007	04/01/2037	2760.13	360	359	C	60.685	OH	05/01/2007	567	CMI	875000	0	1	1	XXXXXXXXX000	3939.13	1	0	0	#	6.250	0.000	2765.63	999.0	0	444	DUBLIN	43017	25	17.14		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	762	107	60.69	529944.63	CMI	N
8797995579	23	21	N	1	6	3	514000	513488.31	70530	05/01/2007	04/01/2037	3081.69	360	359	C	49.423	CA	05/01/2007	35	CMI	1040000	0	1	1	XXXXXXXXX000	3535.69	1	0	0	#	0.000	0.000	0	0.0	0	0	MANHATTAN BEACH	90266	19	49.73		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	789	107	49.42	513488.31	CMI	N
8798915639	10	11	P	1	6.25	3	1500000	1498576.74	70530	05/01/2007	04/01/2037	9235.76	360	359	C	65.217	NJ	05/01/2007	35	CMI	2300000	0	1	1	XXXXXXXX0000	11448.76	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTFIELD	7090	20	0		03/30/2007	2300000	N	0	10	0	05/01/2007	05/17/2007	770	111	65.22	1498576.74	CMI	N
8941209872	10	21	E	1	6.25	0	455000	454134.31	70530	04/01/2007	03/01/2037	2801.51	360	358	C	50.555	MD	05/01/2007	35	CMI	900000	0	1	1	XXXXXXXXXX00	3398.94	1	0	0	#	0.000	0.000	0	0.0	0	0	HIGHLAND	20777	14	44.97		02/07/2007	0	N	0	10	0	05/01/2007	05/17/2007	768	123	50.56	454134.31	CMI	N
8941209892	11	11	P	1	6.375	0	999999	998037.33	70530	04/01/2007	03/01/2037	6238.69	360	358	C	71.428	DC	05/01/2007	35	CMI	1430000	0	1	1	XXXXXXXXXX00	7148.26	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	20008	1	43.36		02/15/2007	1400000	N	0	10	0	05/01/2007	05/17/2007	763	122	71.43	998037.33	CMI	N
8941219872	50	21	E	1	6.25	0	480000	479086.75	70530	04/01/2007	03/01/2037	2955.44	360	358	C	73.846	SC	05/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXX00	3096.84	1	0	0	#	0.000	0.000	0	0.0	0	0	LITTLE RIVER	29566	26	41.85		02/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	711	123	73.85	479086.75	CMI	N
8941229862	10	21	E	1	6.25	0	450000	449143.82	70530	04/01/2007	03/01/2037	2770.73	360	358	C	77.586	VA	05/01/2007	35	CMI	580000	0	1	1	XXXXXXXXXX00	3176.16	1	0	0	#	0.000	0.000	0	0.0	0	0	MANASSAS	20112	73	29.55		02/08/2007	0	N	0	10	0	05/01/2007	05/17/2007	751	123	77.59	449143.82	CMI	N
8941239872	10	21	N	1	6.25	0	580000	578895.5	70530	04/01/2007	03/01/2037	3571.15	360	358	C	78.59	MA	05/01/2007	35	CMI	738000	0	1	1	XXXXXXXXXX00	4196.69	1	0	0	#	0.000	0.000	0	0.0	0	0	MILTON	2186	11	41.44		02/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	789	123	78.59	578895.5	CMI	N
8941239892	10	11	P	1	6.625	0	508000	507101.13	70530	04/01/2007	03/01/2037	3252.78	360	358	C	80	NJ	05/01/2007	35	CMI	635000	0	1	1	XXXXXXXXXX00	3888.43	1	0	0	#	0.000	0.000	0	0.0	0	0	WEEHAWKEN	7086	9	68.12		02/14/2007	635000	N	0	10	0	05/01/2007	05/17/2007	675	122	80	507101.13	CMI	N
8941259742	50	21	N	8	6.25	0	475050	474104.28	70530	04/01/2007	03/01/2037	2924.97	360	358	C	85.594	MD	05/01/2007	35	CMI	555000	0	1	1	XXXXXXXXXXX0	3529.12	1	0	0	#	0.000	0.000	0	0.0	0	0	WALDORF	20603	63	33.89	WN	02/21/2007	0	N	25	10	0	05/01/2007	05/17/2007	782	123	85.59	474104.28	CMI	N
8941259872	23	12	P	1	6.5	0	468000	467151.55	70530	04/01/2007	03/01/2037	2958.08	360	358	C	80	CA	05/01/2007	35	CMI	587000	0	1	1	XXXXXXXXXX00	3567.46	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWPORT BEACH	92663	30	41.32		02/05/2007	585000	N	0	10	0	05/01/2007	05/17/2007	777	122	80	467151.55	CMI	N
8941289742	10	21	E	1	6.5	0	433200	433200	70531	04/01/2007	03/01/2037	2346.5	360	358	C	74.051	NJ	05/01/2007	567	CMI	585000	0	1	1	XXXXXXXXXXX0	3276.66	1	0	0	#	6.500	0.000	2346.5	999.0	0	444	EGG HARBOR TWP	8234	19	43.36		02/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	677	123	74.05	433200	CMI	N
8941289882	23	11	P	1	6.25	0	506000	505082.2	70531	03/01/2007	02/01/2037	2630.64	360	357	C	80	MA	05/01/2007	567	CMI	655000	0	1	1	XXXXXXXXXX00	3089.47	1	0	0	#	6.250	0.000	2631.73	0.0	0	0	BROOKLINE	2445	11	25.1		01/31/2007	632500	N	0	10	0	05/01/2007	05/17/2007	787	122	80	505082.2	CMI	N
8941299882	50	21	N	1	6.25	0	956000	952810.21	70530	03/01/2007	02/01/2037	5886.26	360	357	C	79.666	KS	05/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXXX00	6949	1	0	0	#	0.000	0.000	0	0.0	0	0	LEAWOOD	66224	46	41.48		01/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	773	123	79.67	952810.21	CMI	N
8951229872	10	21	N	1	6.25	0	510000	506557.84	70515	04/01/2007	03/01/2022	4372.86	180	178	C01	34	AZ	04/01/2007	31	CMI	1500000	0	1	1	XXXXXXXXXX00	4372.86	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTTSDALE	85253	7	31.67		02/07/2007	0	N	0	10	0	05/01/2007	05/17/2007	759	123	34	508283.39	CMI	N
8951249052	10	21	N	1	5.875	0	504800	504800	70531	03/01/2007	02/01/2037	2471.42	360	357	C01	80	CA	04/01/2007	567	CMI	631000	0	1	1	XXXXXXXXXX00	2958.79	1	0	0	#	5.875	0.000	2471.42	0.0	0	0	ROSEVILLE	95678	31	40.13		01/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	732	123	80	504800	CMI	N
8951279052	10	11	P	1	6.125	0	528000	526452.59	70530	03/01/2007	02/01/2037	3208.18	360	357	C	80	NY	05/01/2007	35	CMI	660000	0	1	1	XXXXXXXXXX00	4226.31	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST HEMPSTEAD	11552	30	36.4		01/19/2007	660000	N	0	10	0	05/01/2007	05/17/2007	784	122	80	526452.59	CMI	N
8951289052	10	21	N	1	6.375	0	550000	547339.7	70530	02/01/2007	01/01/2037	3431.28	360	356	C	58.51	NJ	05/01/2007	35	CMI	940000	0	1	1	XXXXXXXXXX00	4529.28	1	0	0	#	0.000	0.000	0	0.0	0	0	TEANECK	7666	2	28.08		12/22/2006	0	N	0	10	0	05/01/2007	05/17/2007	739	123	58.51	547339.7	CMI	N
8951299862	10	11	P	1	6.5	0	1000000	1000000	70531	04/01/2007	03/01/2037	5416.67	360	358	C	50	NJ	05/01/2007	567	CMI	2000000	0	1	1	XXXXXXXXXX00	7262.09	1	0	0	#	0.000	0.000	0	0.0	0	0	WYCKOFF	7481	2	17.05		02/01/2007	2000000	N	0	10	0	05/01/2007	05/17/2007	748	122	50	1000000	CMI	N
9707915729	50	11	P	1	6.25	0	590000	590000	70530	06/01/2007	05/01/2037	3632.73	360	360	C	70.238	CA	05/01/2007	35	CMI	859000	0	1	1	XXXXXXXXXX00	4572.73	1	0	0	#	0.000	0.000	0	0.0	0	0	BREA	92821	30	40.57		04/11/2007	840000	N	0	10	0	05/01/2007	05/17/2007	663	107	70.24	590000	CMI	N
9707945939	10	21	E	1	6.5	3	532000	532000	70530	06/01/2007	05/01/2037	3362.6	360	360	C	70	CA	05/01/2007	35	CMI	760000	0	1	1	XXXXXXXXXX00	3362.6	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN LEANDRO	94579	1	42.31		04/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	706	107	70	532000	CMI	N
9708925649	10	21	E	1	6.375	3	550000	549490.6	70530	05/01/2007	04/01/2037	3431.28	360	359	C	55	CA	05/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXX000	3431.28	1	0	0	#	0.000	0.000	0	0.0	0	0	PASADENA	91103	19	30.13		03/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	710	114	55	549490.6	CMI	N
9708945659	10	21	N	1	6.125	3	546000	545469.33	70530	05/01/2007	04/01/2037	3317.55	360	359	C	76.901	NY	05/01/2007	35	CMI	710000	0	1	1	XXXXXXXXX000	4342.55	1	0	0	#	0.000	0.000	0	0.0	0	0	BELLMORE	11710	30	22.96		03/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	624	123	76.9	545469.33	CMI	N
9708945779	10	11	P	1	6.25	3	691000	690344.26	70530	05/01/2007	04/01/2037	4254.6	360	359	C	68.415	UT	05/01/2007	35	CMI	1010000	0	1	1	XXXXXXXXX000	4642.6	1	0	0	#	0.000	0.000	0	0.0	0	0	PARK CITY	84098	22	33.2		03/19/2007	1010000	N	0	10	0	05/01/2007	05/17/2007	786	107	68.42	690344.26	CMI	N
9717925889	10	11	P	1	6.5	3	103000	102906.89	70530	05/01/2007	04/01/2037	651.03	360	359	C	80	MT	05/01/2007	35	CMI	130000	0	1	1	XXXXXXXXXX00	775.03	1	0	0	#	0.000	0.000	0	0.0	0	0	GREAT FALLS	59405	7	43.95		03/28/2007	128750	N	0	10	421	05/01/2007	05/17/2007	691	417	100	102906.89	CMI	N
9718935089	10	21	E	1	6.375	0	930000	930000	70531	06/01/2007	05/01/2037	4940.63	360	360	C	60	NY	05/01/2007	567	CMI	1550000	0	1	1	XXXXXXXXX000	4940.63	1	0	0	#	6.375	0.000	4940.63	999.0	0	444	SCARSDALE	10583	60	0		04/16/2007	0	N	0	10	0	05/01/2007	05/17/2007	730	117	60	930000	CMI	N
9718965089	50	21	N	1	6.25	3	461000	460511.76	70530	05/01/2007	04/01/2037	2838.45	360	359	C	48.526	GA	05/01/2007	35	CMI	950000	0	1	1	XXXXXXXXX000	3728.45	1	0	0	#	0.000	0.000	0	0.0	0	0	DULUTH	30097	60	39.99		03/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	730	107	48.53	460511.76	CMI	N
9718995229	10	11	P	1	6.25	3	511200	510714.95	70530	05/01/2007	04/01/2037	3147.55	360	359	C	80	CA	05/01/2007	35	CMI	639000	0	1	1	XXXXXXXXX000	3147.55	1	0	0	#	0.000	0.000	0	0.0	0	0	OAKLAND	94609	1	35.89		03/12/2007	639000	N	0	10	0	05/01/2007	05/17/2007	766	115	85	510714.95	CMI	N
9718995649	10	21	E	1	6.125	3	480000	480000	70530	06/01/2007	05/01/2037	2916.53	360	360	C	12	NJ	05/01/2007	35	CMI	4000000	0	1	1	XXXXXXXXX000	2916.53	1	0	0	#	0.000	0.000	0	0.0	0	0	ALLENHURST	7711	13	0		04/03/2007	0	N	0	10	0	05/01/2007	05/17/2007	646	117	12	480000	CMI	N
9719965539	10	21	E	1	6.375	3	652500	651895.66	70530	05/01/2007	04/01/2037	4070.75	360	359	C	37.285	CA	05/01/2007	35	CMI	1750000	0	1	1	XXXXXXXX0000	4070.75	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90025	19	40.04		03/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	768	117	37.28	651895.66	CMI	N
9727935059	10	21	N	1	6.375	0	430000	429601.74	70530	05/01/2007	04/01/2037	2682.64	360	359	C	55.844	IL	05/01/2007	35	CMI	770000	0	1	1	XXXXXXXXXX00	2682.64	1	0	0	#	0.000	0.000	0	0.0	0	0	WAYNE	60184	22	21.69		03/30/2007	0	N	0	10	0	05/01/2007	05/17/2007	739	107	55.84	429601.74	CMI	N
9727965699	10	11	P	1	6.375	0	932000	932000	70530	06/01/2007	05/01/2037	5814.47	360	360	C	80	CA	05/01/2007	35	CMI	1165000	0	1	1	XXXXXXXXXX00	7035.47	1	0	0	#	0.000	0.000	0	0.0	0	0	RANCHO CUCAMONGA	91737	36	40.7		04/11/2007	1165000	N	0	10	0	05/01/2007	05/17/2007	759	114	94.99	932000	CMI	N
9728905499	36	11	P	1	6.375	0	760000	760000	70530	06/01/2007	05/01/2037	4741.41	360	360	C	80	NY	05/01/2007	35	CMI	955000	0	1	1	XXXXXXXXX000	4741.41	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10024	31	30.85		04/20/2007	950000	N	0	10	0	05/01/2007	05/17/2007	795	115	80	760000	CMI	N
9728915399	14	11	P	1	6.125	3	550000	550000	70530	06/01/2007	05/01/2037	3341.86	360	360	C	78.571	NY	05/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	3658.86	2	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11225	24	37.24		04/19/2007	700000	N	0	10	0	05/01/2007	05/17/2007	639	122	78.57	550000	CMI	N
9728975389	10	21	E	1	6.25	3	462000	461561.64	70530	05/01/2007	04/01/2037	2844.61	360	359	C	78.305	CA	05/01/2007	35	CMI	590000	0	1	1	XXXXXXXXX000	3402.61	1	0	0	#	0.000	0.000	0	0.0	0	0	ELK GROVE	95757	34	39.57		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	776	117	80	461561.64	CMI	N
9728995739	10	12	P	1	6.25	3	470000	470000	70530	06/01/2007	05/01/2037	2893.87	360	360	C	80	NY	05/01/2007	35	CMI	470000	0	1	1	XXXXXXXXX000	3581.87	1	0	0	#	0.000	0.000	0	0.0	0	0	PENN YAN	14527	62	42.14	DC	04/10/2007	470000	N	0	10	0	05/01/2007	05/17/2007	712	116	100	470000	CMI	N
9730996439	36	11	P	1	6	3	250000	249040.36	70515	05/01/2007	04/01/2022	2109.64	180	179	C	63.291	NY	05/01/2007	31	CMI	410000	0	1	1	XXXXXX000000	2109.64	1	0	0	#	0.000	0.000	0	0.0	0	0	FOREST HILLS	11375	41	36.77		03/05/2007	395000	N	0	10	0	05/01/2007	05/17/2007	776	115	63.29	249040.36	CMI	N
9737925359	14	21	E	1	6	3	447000	447000	70530	06/01/2007	05/01/2037	2679.99	360	360	C	65.35	NY	05/01/2007	35	CMI	684000	0	1	1	XXXXXXXXXX00	2679.99	2	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11206	24	41.53		03/29/2007	0	N	0	10	420	05/01/2007	05/17/2007	734	416	65.35	447000	CMI	N
9737925969	23	11	P	1	6.75	3	137600	137600	70530	06/01/2007	05/01/2037	892.47	360	360	C	80	CT	06/01/2007	35	CMI	172000	0	1	1	XXXXXXXXXX00	997.47	1	0	0	#	0.000	0.000	0	0.0	0	0	NORWALK	6850	1	26.15		04/12/2007	172000	N	0	10	421	05/01/2007	05/17/2007	734	417	100	137481.53	CMI	N
9737945129	10	21	E	1	6.25	0	696000	696000	70530	06/01/2007	05/01/2037	4285.39	360	360	C	61.756	MA	05/01/2007	35	CMI	1127000	0	1	1	XXXXXXXXXX00	5487.39	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2459	9	46.25		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	784	107	61.76	696000	CMI	N
9738905949	10	11	P	1	6.125	3	456000	455556.8	70530	05/01/2007	04/01/2037	2770.7	360	359	C	60	CA	05/01/2007	35	CMI	765000	0	1	1	XXXXXXXXX000	2770.7	1	0	0	#	0.000	0.000	0	0.0	0	0	CAMPBELL	95008	43	39.96		03/07/2007	760000	N	0	10	0	05/01/2007	05/17/2007	771	122	60	455556.8	CMI	N
9738915859	50	11	P	1	6.25	3	692044	691387.37	70530	05/01/2007	04/01/2037	4261.03	360	359	C	72.843	TX	05/01/2007	35	CMI	975000	0	1	1	XXXXXXXXX000	5823.03	1	0	0	#	0.000	0.000	0	0.0	0	0	AUSTIN	78732	227	35.46		03/29/2007	950044	N	0	10	0	05/01/2007	05/17/2007	662	107	89.91	691387.37	CMI	N
9738935019	31	21	N	1	6.25	3	462500	462034.85	70530	05/01/2007	04/01/2037	2847.69	360	359	C01	42.045	NY	05/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	3098.69	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10025	31	23.87		03/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	703	115	52.9	462034.85	CMI	N
9738945769	50	11	P	1	6.25	3	700000	700000	70531	05/01/2007	04/01/2037	3645.83	360	359	C	63.524	CA	05/01/2007	567	CMI	1170000	0	1	1	XXXXXXXXX000	3645.83	1	0	0	#	6.250	0.000	3645.83	999.0	0	444	SAN JUAN CAPISTRANO	92675	30	45.74		03/23/2007	1101942	N	0	10	0	05/01/2007	05/17/2007	797	122	63.52	700000	CMI	N
9738965059	10	21	N	1	6.125	3	659670	659670	70530	06/01/2007	05/01/2027	4773.77	240	240	C	50.743	CA	05/01/2007	35	CMI	1300000	0	1	1	XXXXXXXXX000	4773.77	1	0	0	#	0.000	0.000	0	0.0	0	0	RANCHO PALOS VERDES	90275	19	18.34		04/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	800	115	50.74	659670	CMI	N
9738965659	36	11	P	1	6.25	0	623307	623307	70530	06/01/2007	05/01/2037	3837.81	360	360	C	74.979	NY	05/01/2007	35	CMI	833000	0	1	1	XXXXXXXXX000	3837.81	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	26.4		04/30/2007	831307	N	0	10	0	05/01/2007	05/17/2007	806	116	74.98	623307	CMI	N
9748945869	10	11	P	1	6.25	3	700000	699335.81	70530	05/01/2007	04/01/2037	4310.02	360	359	C	78.433	MA	05/01/2007	35	CMI	895000	0	1	1	XXXXXXXXX000	4949.02	1	0	0	#	0.000	0.000	0	0.0	0	0	ARLINGTON	2474	9	49.65		03/27/2007	892476	N	0	10	0	05/01/2007	05/17/2007	746	107	78.43	699335.81	CMI	N
9748965179	50	21	N	1	6.5	3	563500	562990.59	70530	05/01/2007	04/01/2037	3561.7	360	359	C	28.897	CA	05/01/2007	35	CMI	1950000	0	1	1	XXXXXXXXX000	3561.7	1	0	0	#	0.000	0.000	0	0.0	0	0	LA QUINTA	92253	33	22.82		03/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	768	109	80.18	562990.59	CMI	N
9748965649	10	11	P	1	6.625	3	564000	548502.4	70530	05/01/2007	04/01/2037	3611.35	360	359	C	80	CA	05/01/2007	35	CMI	720000	0	1	1	XXXXXXXXX000	3611.35	1	0	0	#	0.000	0.000	0	0.0	0	0	TEMPLE CITY	91780	19	34.18		03/07/2007	705000	N	0	10	0	05/01/2007	05/17/2007	788	107	80	548502.4	CMI	N
9748965969	10	11	P	1	6.25	3	544000	543483.83	70530	05/01/2007	04/01/2037	3349.5	360	359	C	80	NY	05/01/2007	35	CMI	710000	0	1	1	XXXXXXXXX000	4079.5	1	0	0	#	0.000	0.000	0	0.0	0	0	MASSAPEQUA	11758	30	35.14		03/29/2007	680000	N	0	10	0	05/01/2007	05/17/2007	741	115	80	543483.83	CMI	N
9748985439	50	21	N	1	5.875	3	467000	466523.87	70530	05/01/2007	04/01/2037	2762.48	360	359	C	20.988	CA	05/01/2007	35	CMI	2225000	0	1	1	XXXXXXXXX000	2762.48	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWPORT BEACH	92660	30	45.39		03/23/2007	0	N	0	146	992	05/01/2007	05/17/2007	725	110	20.99	466523.87	CMI	Y
9748985929	51	11	P	1	6.25	3	576000	575180	70530	05/01/2007	04/01/2037	3546.53	360	359	C	80	IL	05/01/2007	35	CMI	720000	0	1	1	XXXXXXXXX000	4226.53	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60615	16	35.93		03/29/2007	720000	N	0	10	0	05/01/2007	05/17/2007	731	115	89.99	575180	CMI	N
9748995389	10	12	P	1	6.5	3	500000	500000	70531	05/01/2007	04/01/2037	2708.33	360	359	C	78.864	MA	05/01/2007	567	CMI	636000	0	1	1	XXXXXXXXX000	2961.33	1	0	0	#	6.500	0.000	2708.33	999.0	0	444	OSTERVILLE	2655	1	43.17		03/30/2007	634000	N	0	10	0	05/01/2007	05/17/2007	757	107	90	500000	CMI	N
9756945319	10	21	N	1	6.25	0	560000	560000	70530	06/01/2007	05/01/2037	3448.02	360	360	C	64.739	OH	05/01/2007	35	CMI	865000	0	1	1	XXXXXXXXXXX0	3448.02	1	0	0	#	0.000	0.000	0	0.0	0	0	CHAGRIN FALLS	44023	28	35.68		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	750	117	64.74	560000	CMI	N
9757925269	10	21	N	1	6.25	3	462700	462700	70530	06/01/2007	05/01/2037	2848.92	360	360	C	30.846	CA	05/01/2007	35	CMI	1500000	0	1	1	XXXXXXXXXX00	2848.92	1	0	0	#	0.000	0.000	0	0.0	0	0	FULLERTON	92835	30	43.34		04/12/2007	0	N	0	10	0	05/01/2007	05/17/2007	768	110	32.51	462700	CMI	N
9757945459	10	21	E	1	6.25	3	430000	429179.46	70530	04/01/2007	03/01/2037	2647.58	360	358	C	72.268	CA	05/01/2007	35	CMI	595000	0	1	1	XXXXXXXXXX00	2822.58	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENDORA	91741	19	44.08		02/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	686	107	72.27	429179.46	CMI	N
9757965009	10	21	E	1	6.5	0	484000	484000	70530	06/01/2007	05/01/2037	3059.2	360	360	C	69.142	FL	05/01/2007	35	CMI	700000	0	1	1	XXXXXXXXXX00	3507.2	1	0	0	#	0.000	0.000	0	0.0	0	0	NAPLES	34119	11	18.23		04/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	694	107	69.14	484000	CMI	N
9757975249	10	21	N	1	7.375	3	645000	644509.21	70530	05/01/2007	04/01/2037	4454.85	360	359	C	49.806	CA	05/01/2007	35	CMI	1295000	0	1	1	XXXXXXXXXX00	4454.85	1	0	0	#	0.000	0.000	0	0.0	0	0	FREMONT	94539	1	35.58		03/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	768	107	49.81	644509.21	CMI	N
9758905529	10	11	P	1	6.5	0	800000	800000	70530	06/01/2007	05/01/2037	5056.54	360	360		80	NY	06/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXX000	7792.54	1	0	0	#	0.000	0.000	0	0.0	0	0	BABYLON	11702	52	32.34		04/19/2007	1350000	N	0	10	0	05/01/2007	05/17/2007	686	122	90	799276.79	CMI	N
9758925649	10	11	P	1	6.125	0	535000	534480.01	70530	05/01/2007	04/01/2037	3250.72	360	359	C	72.789	NJ	05/01/2007	35	CMI	743000	0	1	1	XXXXXXXXX000	3250.72	1	0	0	#	0.000	0.000	0	0.0	0	0	MONTCLAIR	7043	7	32.14		03/30/2007	735000	N	0	10	0	05/01/2007	05/17/2007	785	115	72.79	534480.01	CMI	N
9758945209	33	11	P	1	5.625	3	700000	700000	70530	06/01/2007	05/01/2037	4029.59	360	360	C	73.684	NY	05/01/2007	35	CMI	950000	0	1	1	XXXXXXXXX000	4029.59	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTBURY	11590	30	41.95		04/19/2007	1050000	N	0	10	0	05/01/2007	05/17/2007	693	115	73.68	700000	CMI	N
9758955449	36	21	E	1	6.375	3	1000000	999312.5	70531	05/01/2007	04/01/2037	5312.5	360	359	C	64.516	NY	06/01/2007	567	CMI	1550000	0	1	1	XXXXXXXXX000	5308.85	1	0	0	#	6.375	0.000	5312.5	999.0	0	444	NEW YORK	10025	31	28.09		03/23/2007	0	N	0	10	0	05/01/2007	05/17/2007	740	123	64.52	999312.5	CMI	N
9759975899	10	11	P	1	6.25	3	848000	848000	70531	04/01/2007	03/01/2037	4416.67	360	358	C	80	NY	05/01/2007	567	CMI	1100000	0	1	1	XXXXXXX00000	5139.67	1	0	0	#	6.250	0.000	4416.67	999.0	0	444	PORT WASHINGTON	11050	30	32.35		02/28/2007	1060000	N	0	10	0	05/01/2007	05/17/2007	708	112	90	848000	CMI	N
9764976799	50	11	P	1	6.25	3	868000	868000	70531	06/01/2007	05/01/2037	4520.83	360	360	C	79.533	NJ	05/01/2007	567	CMI	1091400	0	1	1	000000000000	5170.83	1	0	0	#	6.250	0.000	4520.83	999.0	0	444	PRINCETON	8540	11	0		04/13/2007	1091359	N	0	10	0	05/01/2007	05/17/2007	755	115	89.48	868000	CMI	N
9766965629	50	21	E	1	6.625	0	553000	553000	70530	06/01/2007	05/01/2037	3540.91	360	360	C	67.852	NC	05/01/2007	35	CMI	815000	0	1	1	XXXXXXXXXXX0	4007.91	1	0	0	#	0.000	0.000	0	0.0	0	0	WILMINGTON	28411	65	32.48		04/24/2007	0	N	0	10	0	05/01/2007	05/17/2007	706	107	67.85	553000	CMI	N
9766975789	50	21	N	1	6.375	0	548000	548000	70530	06/01/2007	05/01/2037	3418.81	360	360	C	54.8	MD	05/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXXXX0	4162.81	1	0	0	#	0.000	0.000	0	0.0	0	0	ROCKVILLE	20850	16	23.38		04/25/2007	0	N	0	10	0	05/01/2007	05/17/2007	752	107	54.8	548000	CMI	N
9767935989	10	11	P	1	6.75	3	520000	520000	70531	05/01/2007	04/01/2037	2925	360	359	C	80	NJ	05/01/2007	567	CMI	650000	0	1	1	XXXXXXXXXX00	3622	1	0	0	#	6.750	0.000	2925	999.0	0	444	MANASQUAN	8736	13	37.56		03/29/2007	650000	N	0	10	0	05/01/2007	05/17/2007	699	107	80	520000	CMI	N
9767965949	10	11	P	1	6.375	0	960000	960000	70530	06/01/2007	05/01/2037	5989.15	360	360	C	80	NY	05/01/2007	35	CMI	1265000	0	1	1	XXXXXXXXXX00	8348.15	1	0	0	#	0.000	0.000	0	0.0	0	0	PELHAM	10803	60	41.39		05/02/2007	1200000	N	0	10	0	05/01/2007	05/17/2007	689	115	80	960000	CMI	N
9767975379	10	24	N	1	5.875	3	500000	498262.33	70515	05/01/2007	04/01/2022	4185.59	180	179	C	58.823	CA	05/01/2007	31	CMI	850000	0	1	1	XXXXXXXXXX00	4185.59	1	0	0	#	0.000	0.000	0	0.0	0	0	HUNTINGTON BEACH	92646	30	21.55		03/27/2007	0	N	0	10	0	05/01/2007	05/17/2007	755	115	58.82	498262.33	CMI	N
9768975599	10	11	P	1	6.25	3	485600	481118.41	70530	05/01/2007	04/01/2037	2989.92	360	359	C01	80	IL	04/01/2007	35	CMI	607000	0	1	1	XXXXXXXX0000	3547.92	1	0	0	#	0.000	0.000	0	0.0	0	0	OAK PK	60302	16	15.11		03/28/2007	607000	N	0	10	0	05/01/2007	05/17/2007	796	115	80	481600	CMI	N
9768995729	21	11	P	1	6.25	3	900000	900000	70530	06/01/2007	05/01/2037	5541.45	360	360	C	80	WA	05/01/2007	35	CMI	1125000	0	1	1	XXXXXXXX0000	6153.45	1	0	0	#	0.000	0.000	0	0.0	0	0	SEATTLE	98121	17	26.4		04/04/2007	1125000	N	0	146	992	05/01/2007	05/17/2007	805	110	80	900000	CMI	Y
9776925489	10	21	N	1	6.25	3	557600	557600	70530	06/01/2007	05/01/2037	3433.24	360	360	C	80	MN	05/01/2007	35	CMI	697000	0	1	1	XXXXXXXXXXX0	4105.24	1	0	0	#	0.000	0.000	0	0.0	0	0	MINNEAPOLIS	55410	27	38.74		04/26/2007	0	N	0	10	0	05/01/2007	05/17/2007	758	107	80	557600	CMI	N
9776965339	23	21	E	1	6.375	0	432000	432000	70530	06/01/2007	05/01/2037	2695.11	360	360	C	67.5	VA	05/01/2007	35	CMI	640000	0	1	1	XXXXXXXXXXX0	2695.11	1	0	0	#	0.000	0.000	0	0.0	0	0	VIRGINIA BEACH	23451	236	43.17		04/19/2007	0	N	0	10	418	05/01/2007	05/17/2007	695	403	67.5	432000	CMI	N
9776965879	10	11	P	1	6.25	0	431000	431000	70531	06/01/2007	05/01/2037	2244.79	360	360	C	51.309	AL	05/01/2007	567	CMI	900000	0	1	1	XXXXXXXXXXX0	2244.79	1	0	0	#	6.250	0.000	2244.79	999.0	0	444	BIRMINGHAM	35213	37	11.44		04/26/2007	840000	N	0	10	0	05/01/2007	05/17/2007	765	107	51.31	431000	CMI	N
9776995859	10	21	E	1	6.75	0	417000	417000	70531	06/01/2007	05/01/2037	2345.63	360	360	C	61.961	CA	05/01/2007	567	CMI	673000	0	1	1	XXXXXXXXXXX0	2729.63	1	0	0	#	6.750	0.000	2345.63	999.0	0	444	TUSTIN	92780	30	44.01		04/13/2007	0	N	0	10	420	05/01/2007	05/17/2007	774	416	61.96	417000	CMI	N
9777905639	10	11	P	1	6.5	0	440000	439600.33	70530	05/01/2007	04/01/2037	2781.1	360	359	PRS	80	VA	05/01/2007	35	CMI	563000	0	1	1	XXXXXXXXXX00	3198.1	1	0	0	#	0.000	0.000	0	0.0	0	0	VIENNA	22180	29	27.14		04/02/2007	550000	N	0	10	0	05/01/2007	05/17/2007	771	107	80	439600.33	CMI	N
9777955119	10	11	P	1	6.375	3	736000	735910	70531	05/01/2007	04/01/2037	3909.52	360	359	C	80	CA	05/01/2007	567	CMI	920000	0	1	1	XXXXXXXXXX00	3909.52	1	0	0	#	6.375	0.000	3910	999.0	0	444	SAN FRANCISCO	94107	38	40.04		03/26/2007	920000	N	0	10	0	05/01/2007	05/17/2007	780	115	90	735910	CMI	N
9778955349	38	11	P	1	6.125	3	670400	669748.41	70530	05/01/2007	04/01/2037	4073.42	360	359	C	80	NY	05/01/2007	35	CMI	840000	0	1	1	XXXXXXXX0000	4073.42	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10038	31	33.89		03/27/2007	838000	N	0	69	0	05/01/2007	05/17/2007	777	115	80	669748.41	CMI	N
9779985339	10	21	E	1	6.75	3	1500000	1497409.8	70530	04/01/2007	03/01/2037	9728.97	360	358	C	57.692	NY	05/01/2007	35	CMI	2600000	0	1	1	XXXXXXX00000	11363.97	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11231	24	13.25		02/27/2007	0	N	0	146	0	05/01/2007	05/17/2007	753	123	57.69	1497409.8	CMI	Y
9786965799	10	21	E	1	6.5	0	502000	502000	70530	06/01/2007	05/01/2037	3172.98	360	360	C	61.975	MD	05/01/2007	35	CMI	810000	0	1	1	XXXXXXXXXXX0	3585.98	1	0	0	#	0.000	0.000	0	0.0	0	0	MONKTON	21111	3	31.88		04/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	754	107	61.97	502000	CMI	N
9786975209	23	11	P	1	6.375	0	559200	559200	70530	06/01/2007	05/01/2037	3488.68	360	360	C	80	CA	05/01/2007	35	CMI	720000	0	1	1	XXXXXXXXXXX0	3488.68	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90046	19	44.01		04/26/2007	699000	N	0	10	0	05/01/2007	05/17/2007	734	116	95	559200	CMI	N
9787945399	50	21	N	1	6.375	3	638000	637375.38	70530	05/01/2007	04/01/2037	3980.29	360	359	C	71.685	OR	05/01/2007	35	CMI	890000	0	1	1	XXXXXXXXXX00	4616.29	1	0	0	#	0.000	0.000	0	0.0	0	0	BEND	97701	9	23.8		03/19/2007	0	N	0	10	0	05/01/2007	05/17/2007	690	107	71.68	637375.38	CMI	N
9787955739	50	21	N	1	6.125	0	900000	900000	70530	06/01/2007	05/01/2037	5468.49	360	360	C	36	CA	05/01/2007	35	CMI	2500000	0	1	1	XXXXXXXXXX00	5468.49	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENDORA	91741	19	22.51		04/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	784	108	36	900000	CMI	N
9787975289	10	11	P	1	7.125	3	720000	719424.23	70530	05/01/2007	04/01/2037	4850.77	360	359	C	79.12	NJ	05/01/2007	35	CMI	925000	0	1	1	XXXXXXXXXX00	6370.77	1	0	0	#	0.000	0.000	0	0.0	0	0	MOORESTOWN	8057	3	37.79		03/21/2007	910000	N	0	10	0	05/01/2007	05/17/2007	782	115	79.12	719424.23	CMI	N
9787985839	23	21	E	1	6.375	3	575000	575000	70531	05/01/2007	04/01/2037	3054.69	360	359	C	76.666	NJ	05/01/2007	567	CMI	750000	0	1	1	XXXXXXXXXX00	3992.69	1	0	0	#	6.375	0.000	3054.69	999.0	0	444	TOTOWA	7512	16	12.62		03/14/2007	0	N	0	10	0	05/01/2007	05/17/2007	690	123	86.3	575000	CMI	N
9789905389	10	11	P	1	6.125	3	494000	493999.14	70531	05/01/2007	04/01/2037	2521.45	360	359	C	82.333	NY	05/01/2007	567	CMI	642000	0	1	1	XXXXXX000000	3679.45	1	0	0	#	6.125	0.000	2521.46	999.0	0	444	OLD BETHPAGE	11804	30	21.37	NX	03/27/2007	600000	N	0	10	0	05/01/2007	05/17/2007	762	116	92.33	493999.14	CMI	N
9796955039	10	21	E	1	6.75	3	450000	450000	70531	06/01/2007	05/01/2037	2531.25	360	360	C	72.057	CA	05/01/2007	567	CMI	624500	0	1	1	XXXXXXXXXXX0	2784.25	1	0	0	#	6.750	0.000	2531.25	999.0	0	444	LA MIRADA	90638	19	41.26		04/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	790	114	72.06	450000	CMI	N
9797905319	10	11	P	1	6.125	3	672000	671346.86	70530	05/01/2007	04/01/2037	4083.14	360	359	C	80	CA	06/01/2007	35	CMI	840000	0	1	1	XXXXXXXXXX00	4083.14	1	0	0	#	0.000	0.000	0	0.0	0	0	WALNUT	91789	19	43.92		03/23/2007	840000	N	0	10	811	05/01/2007	05/17/2007	787	115	90	670690.39	CMI	N
9797945139	10	21	N	1	6.25	3	680000	679354.79	70530	05/01/2007	04/01/2037	4186.88	360	359	C	76.404	NJ	05/01/2007	35	CMI	890000	0	1	1	XXXXXXXXXX00	5119.88	1	0	0	#	0.000	0.000	0	0.0	0	0	TEANECK	7666	2	25.66		03/22/2007	0	N	0	10	0	05/01/2007	05/17/2007	783	115	76.4	679354.79	CMI	N
9797945969	10	11	P	1	6.25	3	560000	559468.65	70530	05/01/2007	04/01/2037	3448.02	360	359	C	80	MA	05/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	3928.02	1	0	0	#	0.000	0.000	0	0.0	0	0	WOBURN	1801	9	27.14		03/29/2007	700000	N	0	10	0	05/01/2007	05/17/2007	754	107	80	559468.65	CMI	N
9797965889	10	11	P	1	6.25	0	161600	161600	70531	05/01/2007	04/01/2037	841.67	360	359	C	74.988	AZ	05/01/2007	567	CMI	215500	0	1	1	XXXXXXXXX000	956.67	1	0	0	#	6.250	0.000	841.67	999.0	0	444	PRESCOTT VALLEY	86314	13	34.12		03/19/2007	215500	N	0	10	421	05/01/2007	05/17/2007	709	417	100	161600	CMI	N
9797975429	50	11	P	1	6.25	3	261600	261324.5	70530	05/01/2007	04/01/2037	1610.72	360	359	C	80	CO	05/01/2007	35	CMI	334000	0	1	1	XXXXXXXXX000	1872.72	1	0	0	#	0.000	0.000	0	0.0	0	0	CENTENNIAL	80122	3	25.39		03/21/2007	327000	N	0	10	419	05/01/2007	05/17/2007	771	405	100	261324.5	CMI	N
9797995289	50	11	P	1	6.125	3	682500	682500	70531	05/01/2007	04/01/2037	3483.59	360	359	C01	65	CA	04/01/2007	567	CMI	1050000	0	1	1	XXXXXXXXXX00	3483.59	1	0	0	#	6.125	0.000	3483.59	999.0	0	444	MISSION VIEJO	92692	30	31.7		03/14/2007	1050000	N	0	10	0	05/01/2007	05/17/2007	764	115	88.81	682500	CMI	N
9797995439	10	21	E	1	6.25	0	428000	428000	70530	06/01/2007	05/01/2037	2635.27	360	360	C	80	NY	05/01/2007	35	CMI	535000	0	1	1	XXXXXXXXX000	3654.27	1	0	0	#	0.000	0.000	0	0.0	0	0	DEER PARK	11729	52	48.14		04/05/2007	0	N	0	10	0	05/01/2007	05/17/2007	671	107	80	428000	CMI	N
9798915289	50	11	P	1	6.25	3	475000	475000	70530	06/01/2007	05/01/2037	2924.66	360	360	C	66.433	NJ	05/01/2007	35	CMI	715000	0	1	1	XXXXXXXX0000	3977.66	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTCH PLAINS	7076	20	33.28		04/02/2007	715000	N	0	10	0	05/01/2007	05/17/2007	646	122	66.43	475000	CMI	N
9941209882	10	21	E	1	6.125	0	143200	142897.9	70530	04/01/2007	03/01/2037	870.1	360	358	C	79.555	SC	05/01/2007	35	CMI	180000	0	1	1	XXXXXXXXXX00	976.97	1	0	0	#	0.000	0.000	0	0.0	0	0	GREENVILLE	29609	23	42.06		02/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	711	123	79.56	142897.9	CMI	N
9941219882	50	11	P	1	6.125	0	538000	536951.53	70530	04/01/2007	03/01/2037	3268.94	360	358	C	66.239	VA	05/01/2007	35	CMI	829000	0	1	1	XXXXXXXXXX00	3854.73	1	0	0	#	0.000	0.000	0	0.0	0	0	GAINESVILLE	20155	72	31.74		02/16/2007	812207	N	0	10	0	05/01/2007	05/17/2007	798	122	66.24	536951.53	CMI	N
9941229862	10	12	P	1	6.5	0	656000	653002.51	70530	01/01/2007	12/01/2036	4146.37	360	355	C	80	OR	05/01/2007	35	CMI	825000	0	1	1	XXXXXXXXXX00	5089.79	1	0	0	#	0.000	0.000	0	0.0	0	0	LINCOLN CITY	97367	21	11.45		11/03/2006	820000	N	0	10	0	05/01/2007	05/17/2007	671	122	80	653002.51	CMI	N
9941229892	10	21	E	1	6.375	0	700000	698699.88	70530	04/01/2007	03/01/2037	4367.09	360	358	C	53.846	NY	05/01/2007	35	CMI	1300000	0	1	1	XXXXXXXXXX00	4724.69	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11223	24	35.01		02/15/2007	0	N	0	10	0	05/01/2007	05/17/2007	719	123	53.85	698699.88	CMI	N
9941239872	10	21	N	1	6.25	0	460000	459124.79	70530	04/01/2007	03/01/2037	2832.3	360	358	C01	79.31	CA	05/01/2007	35	CMI	580000	0	1	1	XXXXXXXXXX00	3481.55	1	0	0	#	0.000	0.000	0	0.0	0	0	SACRAMENTO	95821	34	34.97		02/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	670	123	79.31	459124.79	CMI	N
9941249862	10	21	E	1	6	0	436000	435129.75	70530	04/01/2007	03/01/2037	2614.04	360	358	C	80	IL	05/01/2007	35	CMI	545000	0	1	1	XXXXXXXXXX00	3295.87	1	0	0	#	0.000	0.000	0	0.0	0	0	GREEN OAKS	60048	49	32.32		02/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	669	123	80	435129.75	CMI	N
9941249872	10	21	E	1	6.25	0	593800	592670.22	70530	04/01/2007	03/01/2037	3656.13	360	358	C	56.018	IL	05/01/2007	35	CMI	1060000	0	1	1	XXXXXXXXXX00	4420.59	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60618	16	26.64		01/31/2007	0	N	0	10	0	05/01/2007	05/17/2007	724	123	56.02	592670.22	CMI	N
9941259742	10	21	E	1	6.25	0	500000	496388.96	70530	04/01/2007	03/01/2037	3078.59	360	358	C	67.114	AL	06/01/2007	35	CMI	745000	0	1	1	XXXXXXXXXXX0	3777.98	1	0	0	#	0.000	0.000	0	0.0	0	0	BIRMINGHAM	35223	1	19.97		02/20/2007	0	N	0	10	0	05/01/2007	05/17/2007	734	123	67.11	495895.73	CMI	N
9941269872	10	24	N	1	6.125	0	591500	590500	70531	04/01/2007	03/01/2037	3014.01	360	358	C	45.152	VA	06/01/2007	567	CMI	1310000	0	1	1	XXXXXXXXXX00	3014.01	1	0	0	#	6.125	0.000	3016.56	0.0	0	0	UNION HALL	24176	33	23.82		02/09/2007	0	N	0	10	0	05/01/2007	05/17/2007	805	123	45.15	590500	CMI	N
9941279872	10	21	N	1	7.875	0	999998	998617.1	70530	04/01/2007	03/01/2037	7250.68	360	358	C	59.701	CA	05/01/2007	35	CMI	1675000	0	1	1	XXXXXXXXXX00	7250.68	1	0	0	#	0.000	0.000	0	0.0	0	0	CHATSWORTH	91311	19	37.37		02/06/2007	0	N	0	10	0	05/01/2007	05/17/2007	782	123	59.7	998617.1	CMI	N
9941279882	51	21	N	1	6.25	0	375546	375546	70531	04/01/2007	03/01/2037	1955.97	360	358	C	76.642	VA	05/01/2007	567	CMI	490000	0	1	1	XXXXXXXXXX00	2359.77	1	0	0	#	6.250	0.000	1955.97	0.0	0	0	ALDIE	20105	53	44.18		02/02/2007	0	N	0	10	0	05/01/2007	05/17/2007	738	123	76.64	375546	CMI	N
9941289862	14	21	E	1	6.375	0	240000	240000	70531	04/01/2007	03/01/2037	1275	360	358	C	20	NY	05/01/2007	567	CMI	1200000	0	1	1	XXXXXXXXXX00	1614	2	0	0	#	6.375	0.000	1275	0.0	0	0	BROOKLYN	11205	24	39.32		02/10/2007	0	N	0	10	0	05/01/2007	05/17/2007	748	123	20	240000	CMI	N
9941299852	10	21	N	1	6.5	0	334400	334400	70531	04/01/2007	03/01/2037	1811.33	360	358	C	80	NV	05/01/2007	567	CMI	418000	0	1	1	XXXXXXXXXX00	2107.89	1	0	0	#	6.500	0.000	1811.33	0.0	0	0	BLUE DIAMOND	89004	2	38.81		02/13/2007	0	N	0	10	0	05/01/2007	05/17/2007	725	123	80	334400	CMI	N
9951279052	10	11	P	1	6.375	0	892000	880511.14	70530	06/01/2006	05/01/2036	5564.92	360	348	C	80	NJ	05/01/2007	35	CMI	1125000	0	1	1	XXXXXXXXXX00	6842.33	1	0	0	#	0.000	0.000	0	0.0	0	0	MONTCLAIR	7042	7	26.25		04/28/2006	1115000	N	0	10	0	05/01/2007	05/17/2007	641	122	80	880511.14	CMI	N
9951289052	10	11	P	1	6.125	0	500000	487938.85	70530	02/01/2007	01/01/2037	3038.05	360	356	C	41.841	NY	05/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXXX00	3038.05	1	0	0	#	0.000	0.000	0	0.0	0	0	OYSTER BAY	11771	30	18.81		01/04/2007	1195000	N	0	10	0	05/01/2007	05/17/2007	779	122	41.84	487938.85	CMI	N
9951289962	50	21	N	1	6.125	0	683000	673633.88	70515	02/01/2007	01/01/2022	5809.77	180	176	C	68.989	PA	05/01/2007	31	CMI	990000	0	1	1	XXXXXXXXX000	5809.77	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTOWN	18940	9	34.59		12/13/2006	0	N	0	10	0	05/01/2007	05/17/2007	754	123	68.99	673633.88	CMI	N

TRANSLATION
Commercial Loans
Collections - Soldiers & Sailors (Special Risk)
Collections - Soldiers & Sailors (Special Risk)
Collections - Soldiers & Sailors (Special Risk)
Collections - Soldiers & Sailors (Special Risk)
Collections - Soldiers & Sailors (Special Risk)
Collections - Soldiers & Sailors (Special Risk)
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy - CHE Bankruptcy
Bankruptcy - CHE Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy received from an Acquisition - Not yet assigned
Bankruptcy
Bankruptcy
Bankruptcy - FC referral to BNK prior to assignment
Bankruptcy
(First Am)
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
Bankruptcy
(First Am)
Bankruptcy - OPEN
Bankruptcy
Bankruptcy - OPEN
Bankruptcy
Loans Serviced By Others
Current Account
Delinquent Account
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Pre-Sale - pending re-initiation of foreclosure after bankruptcy release
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure - Five Star Service
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure - Loss Analysis Review
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
R & L
Foreclosure
Post Sale - Pre Conveyance
Foreclosure
Foreclosure
Foreclosure - OPEN
Foreclosure
Foreclosure
In REO. May have pending claim for FNMA, FHLMC, MI claims w/out Short Sales or 3rd Party Sales
Claims
R & L
R & L
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Foreclosure
Conventional Paid Off Loans Awaiting Refund
Foreclosure Post Sale
Pre-Sale - Referred to Foreclosure from Collections - not yet loaded to DRI
Pre-Sale - Referred as SPECIAL to Foreclosure from Collections - not yet loaded to DRI
Foreclosure - Pre-Sale - Referred to FC from Collections
Foreclosure - CHE Bankruptcy
Pre-Sale - Not yet assigned to Foreclosure Specialist
Post-Sale Claims
Foreclosure
Foreclosure
Foreclosure
R & L
Foreclosure
Foreclosure
Pre-conveyance
Pre-conveyance
Pre-conveyance
Pre-conveyance
Pre-conveyance
Pre-conveyance
Pre-conveyance
Agency Claims
Foreclosure - Citi Home Equity
Loans Serviced By Others
Manhattan Owners Group Loan
New Loan
R&L Group
Referral and Reporting
Acquisition Problems
Collections - Incoming phone calls from customer. Default Control- Monitors and communicates with PBG group
6 Mo Balloon Loan - IBM
Matured Bridge / Balloon Loan
Boarding Error
Under Repurchase Review
Paid Off Accounts - Citi Home Equity loan
Monitored by Collections
PBG Coop Loans - Special Payoff Procedures
Monitored by Customer Service
California Wild Fire Affected
FC Correspondence Loans worked in Collections
Hurricane Disaster
Habitat For Humanity
R&L Group
Citi Home Equity
R&L Group
Lease Loans
NACA NSF Loan
Exclude Puerto Rico Loans from being Serviced
Research and Litigation Group
Skip Account

R&L Group
Recovery
Loans Serviced By Others
Loss Mitigation - Approved
Loss Mitigation FC - Stipulated Forbearance (Special Risk)
Loss Mitigation - Active Moratorium
Loss Mitigation - Approved and Booked - DIL (Warranty Deed Transferred)
Loss Mitigation - Approved and Booked - Short Sale (HUD-1 & Payoff $ recd)
Loss Mitigation - HUD 60-Day Monitoring - Broken FC Forbearance
Non-reaffirmed Bankruptcy (Special Risk)
Loss Mit Forbearance Plan - Not in Foreclosure (Special Risk)
Loss Mitigation Acquisition Loan - To be assigned
Matured Bridge/Balloon Loan
Bridge Loan
Loss Mitigation - Completed Forbearance Plan - Not in FC
Loss Mitigation - Completed Stip FC Forbearance
Loss Mitigation - Terminated Stip Forbearance
Florida Group - SPECIAL Risk
Collections Suspended by Legal
Acquisitions/Service Released
Citi VIP
Acquisitions/Service Released
Acquisitions/Service Released
Acquisitions/Service Released
Foreclosure

CONVENTIONAL
FHA
VA
CONSTRUCTION
COMMERCIAL CONSTRUCTION
COMMERCIAL LOANS
CONVENTIONAL WITH PMI
MISCELLANEOUS (SECONDS)

.
0
1
2
3
4
5
6
7
8
9
STANDARD MODIFICATION COMPLETE
B
C
D
E
F
G
H
I
J
K
L
M
N
O
P
Q
R
S
T
STREAMLINE MODIFICATION COMPLETE
V
MISSING MODIFICATION AGREEMENT
UNKNOWN PROP CONDITION-NATURAL DISASTER
ARM LOANS IN LITIGATION
PORTFOLIO MODIFICATION PROGRAM

MISSING	MISSING
OWNER OCCUPIED	PURCHASE
OWNER OCCUPIED SECOND	PURCHASE
NON-OWNER OCCUPIED	PURCHASE
NON-OWNER OCCUPIED	PURCHASE
OWNER OCCUPIED	REFINANCE
OWNER OCCUPIED SECOND	REFINANCE
NON-OWNER OCCUPIED	REFINANCE
OWNER OCCUPIED	HOME IMP 2ND
OWNER OCCUPIED	CONS CRED 2ND
OWNER OCCUPIED	GEN BUS 2ND
NON-OWNER OCCUPIED	HOME IMP 2ND
NON-OWNER OCCUPIED	CONS CRED 2ND
NON-OWNER OCCUPIED	GEN BUS 2ND
VACANT	PURCHASE
VACANT	REFINANCE

NO PMI CODE (ASSUMED STRETCH)
PMI DELETED FROM SYSTEM
PMI DELETED FROM SYSTEM
PMI DELETED FROM SYSTEM
PMI DELETED FROM SYSTEM
CMAC
CMAC
ALASKA HOUSING FINANCE
CMAC
CMAC
STRETCH
COMM CREDIT
BANK ONE TRUST COMPANY
CALIFORNIA HOUSING INS FUND
COMMERCIAL CREDIT
FOREMOST GUARANTY
CMAC
FOREMOST GUARANTY
CUNA MORTGAGE INSURANCE
COMMONWEALTH
DUAL COLLATERAL LOAN (PAM)
GEMICO
GENERAL ELECTRIC
GEMICO
GENERAL ELECTRIC
HOME GUARANTY
HOME GUARANTY
HOME GUARANTY
Unins. Govt. 1-30 days old
Unins. Govt. 31-60 days old
Unins. Govt. 61-90 days old
Unins. Govt. 91-120 days old
IMIC
FOREMOST GUARANTY
GNMA
FOREMOST GUARANTY
IMIC
FOREMOST GUARANTY
GNMA
FARMER'S HOME LOAN
Uninsurable Govt. Loan
Uninsured FHA Loan
MGIC
GENERAL ELECTRIC
MGIC
MCIG
PMI
HOME GUARANTY
PMI
REPUBLIC (RMIC)
IMIC
REPUBLIC (RMIC)
TICOR
TICOR
TICOR
UNITED GUARANTY
UNITED GUARANTY
VEREX
VEREX
VA
LIBERTY MORTGAGE CO.
VEREX
Massachusetts Housing Fund
MGIC
MI RELEASED BY BUSINESS - PBG
TRIAD GUARANTY -DELEGATED
TRIAD GUARANTY - MTG INS
NY REGULATION - LTV>80/ NO MI
NYC REHAB
NON-STRETCH - CALIFORNIA
PARTNER ADVANCE LTV - PBG
POLICYHOLDERS BENEFIT CORP
PAMICO MORTGAGE INS. CO.
PMI
OLD REPUBLIC MTG ASSUR CORP
RMIC
REPUBLIC (RMIC)
SELF-INSURED (CANCELLED MI)
WMAC CREDIT INS
SELF-INSURED (WAS TICOR LOAN)
TIGER INSURANCE
TICOR
UNITED GUARANTY
UNITED GUARANTY
US MORTGAGE CO
VA (GNMA LOANS)
AMERICAN MTG INS
VEREX
VEREX
AMERIN MTG INS CO
AMERIN MTG INS CO
VEREX
RADIAN - DELEGATED
RADIAN - NON-DELEGATED
DUPONT GUARANTY
KODAK GUARANTY
CITIBANK TOKYO GUAR
CORNERSTONE COLUMBIA CORP GUAR
MOBAY CORPORATION
CORP. GUAR. - RELEASED - PBG
CORPORATE GUARANTY
ACQUISITION W NO CITI RECOURSE

MONTHLY
QUARTERLY
SEMI-ANNUALLY
ANNUALLY
BI-WEEKLY
WEEKLY
SEMI-MONTHLY

MISSING PROD
01 yr CPTP ARM w/o payment cap, (assumption feature: at existing note rate)
01 yr CPTP ARM w/o payment cap, (assumption feature: at 1% below market value)
03 yr CPTP ARM w/o payment cap (assumption feature: at existing note rate)
03 yr CPTP ARM w/o payment cap (assumption feature: at 1% below market rate)
05 yr CPTP ARM w/o payment cap (assumption feature: at existing note rate)
05 yr CPTP ARM w/o payment cap (assumption feature: at 1% below market rate)
01 yr CPTP ARM w payment cap (assumption feature: at existing note rate)
01 yr CPTP ARM w payment cap (assumption feature: at 1% below market rate)
03 yr CPTP ARM w payment cap (assumption feature: at existing note rate)
03 yr CPTP ARM w payment cap (assumption feature: at 1% below market rate)
05 yr CPTP ARM w payment cap (assumption feature: at existing note rate)
05 yr CPTP ARM w payment cap (assumption feature: at 1% below market rate)
Advantage 5 (30 month adjustment; assumption feature: at existing note rate)
Advantage 5 (30 month adjustment; assumption feature: at 1% below market rate)
CPTP REM (assumption feature: at existing note rate)
CPTP REM (assumption feature: at 1% below market rate)
Step REM (assumption feature: at existing note rate)
01 yr CPTP ARM w/o payment cap, (no assumption feature)
03 yr CPTP ARM w/o payment cap (no assumption feature)
05 yr CPTP ARM w/o payment cap (no assumption feature)
01 yr FNMA ARM
03 yr FNMA ARM
05 yr FNMA ARM
01 yr FNMA GPARM
03 yr FNMA GPARM
05 yr FNMA GPARM
01 yr CPTP ARM w payment cap (no assumption feature)
03 yr CPTP ARM w payment cap (no assumption feature)
05 yr CPTP ARM w payment cap (no assumption feature)
Step REM (assumption feature: at 1% below market rate)
15 yr fixed rate (no assumption feature)
04 yr Simple Balloon (assumption feature: at 1% below market rate)
01 yr CPTP ARM w payment cap, assumable at existing note rate, convertible to 15 yr term
01 yr CPTP ARM w payment cap, assumable at 1% below market rate, convertible to 15 yr term
20-25-30 yr fixed rate
06 yr Simple Balloon (assumption feature: at 1% below market rate)
03 yr CPTP ARM w payment cap, assumable at existing note rate, convertible to l5 yr term
08 yr Balloon with Certificate (Homeowners)
08 yr Simple Balloon (no assumption feature)
03 yr Balloon with Certificate (Homeowners)
03 yr CPTP ARM w payment cap, assumable at l% below market rate, convertible to l5 yr term
04 yr Balloon with Certificate (Homeowners)
05 yr CPTP ARM w payment cap, assumable at existing note rate, convertible to l5 yr term
05 yr Balloon with Certificate (Homeowners)
06 yr Balloon with Certificate (Homeowners)
07 yr Balloon with Certificate (Homeowners)
09 yr Balloon with Certificate (Homeowners)
09 yr Simple Balloon (no assumption feature)
03 yr Simple Balloon (no assumption feature)
05 yr CPTP ARM w payment cap, assumable at l% below market rate, convertible to l5 yr term
04 yr Simple Balloon (no assumption feature)
04 yr Simple Balloon (assumption feature: at existing note rate)
01 yr CPTP ARM w/o payment cap, assumable at existing note rate, convertible to 15 yr term
05 yr Simple Balloon (no assumption feature)
06 yr Simple Balloon (no assumption feature)
07 yr Simple Balloon (no assumption feature)
10 yr Simple Balloon (no assumption feature)
10 yr Balloon with Certificate (Homeowners)
Advantage 5 (30 month adjustment; no assumption feature)
03 yr CPTP ARM w/o payment cap, assumable at existing rate, convertible to l5 yr term
03 yr CPTP ARM w/o payment cap, assumable at 1% below market rate, convertible to l5 yr term
FHA
05 yr CPTP ARM w/o payment cap, no assumption, convertible to l5 yr term
05 yr CPTP ARM w/o payment cap, assumable at existing note rate, convertible to l5 yr term
05 yr CPTP ARM w/o payment cap, assumable at l% below market rate, convertible to l5 yr term
03 yr Simple Balloon (assumption feature: at existing note rate)
GPM FHA 245 graduated payment
03 yr Simple Balloon (assumption feature: at 1% below market rate)
05 yr Simple Balloon (assumption feature: at existing note rate)
05 yr Simple Balloon (assumption feature: at 1% below market rate)
06 yr Simple Balloon (assumption feature: at existing note rate)
FHA 235 subsidized loan
Non-conforming 25-30 yr fixed rate jumbo
07 yr Simple Balloon (assumption feature: at existing note rate)
07 yr Simple Balloon (assumption feature: at 1% below market rate)
08 yr Simple Balloon (assumption feature: at existing note rate)
FHA 265 subsidized loan
08 yr Simple Balloon (assumption feature: at 1% below market rate)
09 yr Simple Balloon (assumption feature: at existing note rate)
09 yr Simple Balloon (assumption feature: at 1% below market rate)
10 yr Simple Balloon (assumption feature: at existing note rate)
VA
10 yr Simple Balloon (assumption feature: at 1% below market rate)
CTX fixed rate mortgage; non assumable (see VA Landboard Servicing guide) **
15 yr step rate mtg. Initial 8.5% am l5 yrs, adj to 9.5% @ 14 yrs, l0.5% @ l3 yrs ll 3/4% l2 yrs
01 yr ARM Plan 512 from Marquette Bank, Minneapolis, MN **
GPM VA 3 graduated payment
GPM Conventional 30 yr **
GPM Conventional l5 yr **
10 yr fixed rate (assumption feature at 1% below market rate)
CPTP REM (no assumption feature)
Step REM (no assumption)
05 yr CPTP ARM w payment cap, no assumption, convertible to l5 yr term
01 yr ARM from Marquette Bank, Minneapolis, MN, fixed rate 2 yrs **
01 yr CPTP ARM w/o payment cap, no assumption, convertible to 15 yr term
01 yr CPTP ARM w/o payment cap, no assumption, convertible to remaining term
03 yr CPTP ARM w/o payment cap, no assumption, convertible to remaining term
05 yr CPTP ARM w/o payment cap, no assumption, convertible to remaining term
03 yr CSFL GPM fixed rate
05 yr CSFL GPM fixed rate
01 yr CPTP ARM (CSFL) w payment cap, assumption, convertible
01 yr CPTP ARM w payment cap, no assumption, convertible to 15 yr term
03 yr CPTP ARM w payment cap, no assumption, convertible to l5 yr term
15 yr fixed rate (assumption feature: at existing note rate)
03 yr CPTP ARM (WESTERN) w/o payment cap, assumable to l% below market rate to 7th yr convt. to term
05 yr CPTP ARM (WESTERN) w/o payment cap, assumable at 1% below market rate to 7th year, convt to term
03 yr ARM (CB MAIN) w/o payment cap, assumable at existing rate, convertible to remaining term
01 yr CPTP ARM w/o payment cap, assumable at 1% below market rate, convertible to 15 yr term
03 yr CPTP ARM w/o payment cap, no assumption, convertible to l5 yr term
FIXED RATE - Modification to fixed rate to remaining term fixed rate (refinance program)
Homeowner Choice (l yr or less ARM) w/o payment cap
Homeowner Key with a 30 year amortization - not assumable
Homeowner Key: assumable
Homeowner Choice (3,5,7,10 yr ARM) w/o payment cap
FNMA ARM 5-1 (test)
FNMA ARM 5-2
Homeowner Key: non assumable
15 yr fixed rate (assumption feature: at 1% below market rate)
06 month CPTP ARM w/o payment cap, no assumption, no conversion
06 month CPTP ARM w/o payment cap, assumable at existing rate, no conversion
06 month CPTP ARM w/o payment cap, assumable at l% below market, no conversion
06 month CPTP ARM w payment cap, no assumption, no conversion
06 month CPTP ARM w payment cap, assumable at existing rate, no conversion
06 month CPTP ARM w payment cap, assumable at l% below market, no conversion
01 yr FHA ARM
06 month CPTP ARM w/o payment cap, no assumption, convertible to remaining life
01 yr ARM w/o payment cap assumable at existing note rate, convertible to remaining term
01 yr ARM (3-1) w cap, no conversion, is assumable at current rate
06 month CPTP ARM w/o payment cap, assumable at existing rate, conversion to remaining term
01 yr CPTP ARM (WESTERN) w/o payment cap, assumable at l% below market rate to 7th yr, convt. to 6th or 7th adjustment period - special block of loans due to error in booking
01 yr ARM, assumable, convertible at any month end
01 yr ARM (CSFL) on NCR
30 month ARM - New York
30 month ARM - Co-op New York
03 yr ARM-Co-op
03 yr ARM-New York
10 yr ARM - Assumable
07 yr ARM - Assumable
Renegotiable Rate (DC) - Assumable; Convertible
Renegotiable Rate (DC) - Convertible
Renegotiable Rate (DC) - Assumable
Renegotiable Rate (DC)
03 yr ARM - Convertible at 1st anniversary- Convertible to remaining term
03 yr renegotiable rate - Illinois
10 yr ARM - non-assumable; not convertible
03 yr arm - assumable; not convertible 3% adjustment cap
03/1 yr arm - assumable & convertible
05/1 yr arm - assumable & convertible
07/1 yr arm - assumable and convertible
10/1 arm - assumable and convertible
COFI ARM - assumable & convertible
LIBOR ARM - assumable & convertible
03/1 yr arm - assumable & not convertible
05/1 yr arm - assumable & not convertible
07/1 yr arm - assumable and not convertible
10/1 arm - assumable and not convertible
COFI ARM - assumable & not convertible
LIBOR ARM - assumable & not convertible
03/1 yr arm - not assumable & not convertible
05/1 yr arm - not assumable & not convertible
07/1 yr arm - not assumable & not convertible
LIBOR ARM - not assumable & not convertible
05/1 yr arm - always assumable & not convertible
03/1 yr arm - not assumable; convertible only on 1st, 2nd, & 3rd interest adjustment dates
05/1 yr arm - not assumable; convertible only on 1st, 2nd,& 3rd interest adjustment dates
07/1 yr arm - not assumable; convertible only on 1st, 2nd,& 3rd interest adjustment dates
10/1 arm - not assumable; convertible only on 1st, 2nd,& 3rd interest adjustment dates
10/1 arm - not assumable; not convertible
5/25 loan - the rate and payment are fixed for 5 years then they adjust. The rate is fixed for the final 25 years………………………………………………336
05/1 yr arm – assumable anytime & not convertible
07/1 yr arm – assumable anytime & not convertible
10/1 arm - assumable anytime & not convertible
03/1 yr arm – interest only - assumable & not convertible
05/1 yr arm – interest only – assumable & not convertible
07/1 yr arm – interest only - assumable & not convertible
10/1 arm – interest only – assumable & not convertible
03/1 yr arm – interest only - assumable & convertible
05/1 yr arm – interest only – assumable & convertible …………………………………………………………………………………………………….. 345
07/1 yr arm – interest only – assumable & convertible
10/1 arm – interest only – assumable & convertible
15 yr fixed-New York
l5 yr fixed-Co-op New York
30 yr fixed-New York
30 yr fixed-Co-op New York
03 yr ARM-Arizona
Flip Mortgage-New York
Project Windfall-New York
2 Stage Co-op fixed-New York
15 yr fixed with stretch *
30 yr fixed with stretch *
15 yr fixed -Co-op with stretch *
30 yr fixed - Co-op with stretch *
Fixed rate loan with term less than 15 years
FHA/VA Special loan from the D.C. Housing Authority
30/20 balloon (term=20 amortized over 30)
05 yr balloon convertible to a fixed rate loan not assumable
Deficiency Promissory Note - (Property went to OERO already)
07 yr Balloon with conditional right to refinance (not assumable)
05 yr balloon convertible to a 1 year ARM
25 yr fixed - modified/extended from a conforming 5 yr balloon
25 yr fixed - modified/extended from a non-conforming 5 yr balloon
30 yr loan where the rate changes at the end of year 3
10-1 ARM - at maturity converts to a convertible 1 year ARM that is not assumable
23 yr fixed - modified/extendedfrom a 7 yr balloon
02/1 ARM – not convertible & not assumable
02/1 ARM – convertible - not assumable
06 month Balloon – Assumable
15 yr balloon – Assumable
40 year fixed rate loan
30 yr fixed with 15 year balloon
ARM loan converted to fixed rate loan to remaining term: non-assumable
ARM loan converted to fixed rate loan to remaining term: assumable
ARM loan converted to fixed rate loan to remaining term: non-assumable - (FASB tracking)
ARM loan converted to fixed rate loan to remaining term: assumable - (FASB tracking)
Special 6 month teased ARM modified to fixed rate to remaining term: non-assumable
30 yr fixed rate assumable
06 month Negative am ARM
06 month ARM, assumable, convertible at any month end
06 month Neg AM ARM - New York
06 month ARM - Co-op New York
01 yr ARM - New York
01 yr ARM - Arizona
06 month Neg Am ARM - Co-op with stretch *
06 month Neg Am ARM - stretch *
01 yr Balloon
01 yr ARM - Neg Am - Chicago
01 yr ARM (DC) Assumable; convertible - was fixed/subsidized product prior to becoming an ARM
01 yr ARM (DC) Convertible - was fixed/subsidized product prior to becoming an ARM
01 yr ARM (DC) Assumable - was fixed/subsidized product prior to becoming an ARM
01 yr ARM (DC)- was fixed/subsidized product prior to becoming an ARM
01 yr ARM w/o pay cap (assum at existing rate before and after loan is converted) convertible to remain term
01 yr ARM w/o pay cap (assum at 1% below market rate before/after converted) convertible to remain term
01 yr ARM (2-1) for Marquette Bank (assumable not convertible)
01 yr renegotiable rate - Illinois
06 month arm - assumable: special AMB conversion feature
01 yr arm - assumable; special AMB conversion feature
06 month arm - w/o payment cap; non-assumable; convertible to remaining term
01 yr arm - w/o payment cap; non-assumable; convertible to remaining term
06 month arm - w/o payment cap; non-assumable; not convertible
01 yr arm - w/o payment cap; non-assumable; not convertible
Bank Cost of Funds ARM - assumable; not convertible
Bank Cost of Funds ARM - not assumable; not convertible
03 month/1 year pay capped COFI ARM (125% recast)
01 yr arm - with a 10 year balloon not assumable or convertible
Unknown serviced retained product codes Unknown product
N/1 ARM with an unknown term
Balloon loan with an unknown term
GPM loan with an unknown term
Treasury/other index ARM with an unknown adjustment period
COFI index ARM with an unknown adjustment period
LIBOR index ARM with an unknown adjustment period
Fixed rate loan with an unknown term
ARM loan converted to fixed rate loan to l5 yr term: non-assumable
ARM loan converted to fixed rate loan to l5 yr term: assumable
ARM loan converted to fixed rate loan to 15 yr term: assumable - (FASB tracking)
Workout loan Modified to fixed rate - term 20 - 40 years
03/1 yr arm – interest only - not assumable & not convertible
05/1 yr arm – interest only – not assumable & not convertible
07/1 yr arm – interest only – not assumable & not convertible
10/1 arm – interest only – not assumable & not convertible
07/23 arm – adjusts after 7 years and becomes a 23 year fixed rate loan
24/6 ARM – fixed for 2 years and becomes a 6 month ARM
01 month rate/6 month payment ARM – not assumable; not convertible
03 month rate/1 year payment ARM – not assumable; not convertible
03 month ARM – not assumable; not convertible
03 month/1 year ARM – not assumable; not convertible
06 month/1 month ARM – not assumable; not convertible
06 month/1 month rate with 36/12 month payment ARM – not assumable; not convertible
06 month ARM with rates changing ever 6 months and P & I changing every 12 months
06 month ARM with rates changing every 6 months and P & I changing every 60 months
06 month ARM with rates changing every 6 months and the P & I changing at 60 months and every 12 months thereafter
06 month rate/10 year payment ARM – not assumable; not convertible
06/36 month ARM – not assumable; not convertible
06/60 month ARM – not assumable; not convertible
12/6 month rate with 60/6 month payment – not assumable; not convertible
01 yr rate with 5 year payment ARM – not assumable; not convertible
02 year ARM – not assumable; not convertible
36/6 month ARM – not assumable; not convertible
03/5 year ARM – not assumable; not convertible
05/25 year ARM – not assumable; not convertible
05/35 year ARM – not assumable; not convertible
06/1 year ARM – not assumable; not convertible
84/6 month ARM; not assumable; not convertible
08/1 year ARM – not assumable; not convertible
120/6 month ARM – not assumable; not convertible
05/6 month ARM - not assumable & not convertible
01 month CHOICE loan with payment options
05 year balloon – interest only
30 yr fixed ACORN loan with Special Loan Processing
01 year balloon – interest only
02 year balloon – interest only
03 year balloon – interest only
04 year balloon – interest only
06 year balloon – interest only
07 year balloon – interest only
08 year balloon – interest only
09 year balloon – interest only
10 year balloon – interest only
3/1 LIBOR ARM - Interest Only Assumable not convertible
5/1 LIBOR ARM - Interest Only - assumable not convertible
7/1 LIBOR ARM - Interest Only - assumable not convertible
01 month Libor ARM Interest only – 10 year interest only period
06 month Libor ARM Interest only – 10 year interest only period
03/1 yr ARM Government – assumable /not convertible
05/1 yr ARM – Government – Assumable/Not Convertible
05/6 month ARM – Interest Only for 1st 10 years – Assumable / Not convertible
15 yr balloon Interest Only Not Assumable
05/6 month ARM – Interest only for first 5 years
05/1 year ARM – interest only for first 5 years
30 yr fixed rate with first 10 years interest only
01 month ARM Interest only with reamortization not assumable not convertible
06 month ARM Interest Only with reamortization not assumable not convertible
01 year ARM Interest Only with reamortization Assumable not convertible
05/1 year ARM – interest only for the first 10 years
10/1 LIBOR ARM - Interest Only - assumable not convertible
10/1 T Bill ARM – Interest Only with reamortization – assumable and convertible
10/1 T Bill ARM – Interest Only with reamortization – assumable and Not convertible
05/6 month ARM – Interest Only with reamortization
07/6month ARM – Interest Only with reamortization
36/6 month ARM – Interest Only for 10 years
48/6 month ARM – Interest Only for 10 years
72/6 month ARM – Interest Only for 10 years
120/6 month ARM – Interest Only for 10 years
07/1 year ARM – Government Loan
10/1 year ARM – Government Loan
05/6 month ARM – assumable not convertible
36/06 month LIBOR ARM - Assumable Not Convertible
36/06 month Interest Only LIBOR ARM - Assumable Not Convertible
7/6 month ARM Assumable Not Convertible
7/6 month LIBOR ARM I/O Assumable Not Convertible
10/6 LIBOR ARM - Interest Only - Assumable not Convertible
36/06 month ARM - Assumable Not Convertible
05/6 month ARM LIBOR Interest Only Assumable Not Convertible
1/1 LIBOR ARM Interest Only - 1 year interest only period - Assumable not Convertible
36/06 month ARM LIBOR Interest Only - 3 year interest only period - Assumable and not Convertible
7/06 month LIBOR Interest only - 7 year interest only period - Assumable and not Convertible
7/1 year LIBOR Interest Only - 10 year interest only period - Assumable and not Convertible
05/1 year ARM LIBOR - Interest Only 10 Year Interest Only period Assumable Not Convertible
02/06 month ARM LIBOR - Assumable and not Convertible
02/06 ARM LIBOR Interest only for 2 years - Assumable and not Convertible
02/06 ARM LIBOR Interest Only for 10 years - Assumable and not Convertible
5/1 ARM LIBOR - Assumable anytime during the life of the loan and not Convertible
20, 25, 30 yr fixed - no extra features
01 month ARM Interest Only with a 24 month balloon term
1/1 ARM Interest Only Tbill with a 10 I/O period - assumable not convertible
36/06 month ARM - 5 year interest only period - Assumable not Convertible
Workout Loan - Foreclosure Solicitation Effort term 20 - 30 years
Workout Alternative Restructure Loan term 20 - 30 years
01 yr arm - no extra features * for special project only
01 yr arm - assumable * for special project only
01 yr arm - convertible * for special project only
01 yr arm - assumable; convertible * for special project only
15 yr fixed - no extra features * for special project only
15 yr fixed - assumable * for special project only
03 yr arm - no extra features * for special project only
03 yr arm - assumable * for special project only
03 yr arm - convertible * for special project only
03 yr arm - assumable; convertible * for special project only
Homeowner's Key - no extra features * for special project only
Homeowner's Key - assumable * for special project only
05 yr arm - no extra features * for special project only
05 yr arm - assumable
05 yr arm - convertible
05 yr arm - assumable; convertible
06 month arm - no extra features * for special project only
06 month arm - assumable * for special project only
06 month arm - convertible * for special project only
06 month arm - assumable; convertible * for special project only
FHA * for special project only
VA * for special project only
Workout loan Modified to fixed rate - term 15 years or less
Workout loan - Foreclosure Solicitation Effort term 15 years or less
Workout Alternative Restructure Loan term 15 years or less
15 yr fixed - Government Loan - Assumable
30 yr fixed - Government Loan - Assumable
01 yr arm - Government loan
Second Mortgage fixed-New York
Second Mortgage fixed - Co-op
Second Mortgage fixed - special purchase money program - D.C. only
Second Mortgage ARM-New York
Second Mortgage 30 Month ARM
Second Mortgage 30 Month ARM - Co-op
Fixed Rate - Misc. term
Variable Rate - Tied to passbook rate Fidelity
30/2 Balloon - first
Second Mortgage - Bridge Loans
Second Mortgage - Swing Loans
Second Mortgage - 5 Year Interest Only
Variable Rate - Fidelity
Unknown Product - Fidelity
06 month/1 year ARM w pay cap – assumable; not convertible
01 month/1 year ARM w pay cap - assumable; not convertible
30 month ARM w pay cap - assumable, not convertible
06 month/1 year ARM w/o pay cap - assumable; not convertible
01 month/1 year ARM w/o pay cap - assumable; not convertible
30 month ARM w/o pay cap - assumable, not convertible
06 month/1 year ARM w pay cap - not assumable; not convertible
01 month/1 year ARM w pay cap - not assumable; not convertible
30 month ARM w pay cap - not assumable; not convertible
06 month/1 year ARM w/o pay cap - not assumable; not convertible
01 month/1 year ARM w/o pay cap - not assumable; not convertible
30 month ARM w/o pay cap - not assumable; not convertible
01 yr arm - w payment cap; not assumable; convertible
06 month/1 year ARM w pay cap - not assumable; convertible
01 month/1 year ARM w pay cap - not assumable; convertible
06 month arm - w pay cap; not assumable; convertible
30 month ARM w pay cap - not assumable; convertible
03 yr arm - w pay cap; not assumable; convertible
05 yr arm - w pay cap; non-assumable; convertible
06 month/1 year ARM w pay cap - assumable; convertible
01 month/1 year ARM w pay cap - assumable; convertible
06 month arm - w pay cap; assumable; convertible
30 month ARM w pay cap - assumable; convertible
03 yr arm - w pay cap; assumable; convertible
05 yr arm - w pay cap; assumable; convertible
06 month/1 year ARM w/o pay cap - not assumable; convertible
01 month/1 year ARM w/o pay cap - not assumable; convertible
06 month arm - w/o pay cap; not assumable; convertible
30 month ARM w/o pay cap - not assumable; convertible
06 month/1 year ARM w/o pay cap - assumable; convertible
01 month/1 year ARM w/o pay cap - assumable; convertible
06 month arm - w/o pay cap; assumable; convertible
30 month ARM w/o pay cap; assumable; convertible
03 yr arm - w/o pay cap; assumable; convertible
05 yr arm - w/o pay cap; assumable; convertible
06 month/6 month COFI ARM
01 month/1 year COFI (125% recast)
01 month/1 year COFI (110% recast)
Unknown Fixed Rate Product - Cal.
Unknown ARM Product - Cal.
Unknown Product - Utah/Nevada
30/10 balloon + 1 - first
25/7 balloon, first and second
Second Mortgage – NACA loan (Neighborhood Assistance Corporation of America)
Unknown product on loan obtained in an acquisition - loan file must be examined for details

Spot Loan
Correspondent - Phase III
Forward Commitment
Builder/Bulk
Corporate Standard - (i.e. Employee Benefits)
Corporate Relocation -(with direct bill post 3/97)
Employee Loan Standard
Employee Loan Relo - (with direct bill post 3/97)
SellerPower
MortgagePower - (Retail default)
Corporate Group Move
OREO Financing - Standard
Private Banking and Investment Division Loans
Broker MortgagePower
Relo Connection (ReloPower)
OREO Financing - Special Program
Correspondent - Phase II
Portfolio Acquisition - R
Production Flow - Governmental
Production Flow - Conventional
Documentary Surtax Program (Florida only)
PBID - Upscale Foreign Investors (NYB only)
Special Bond Program (Illinois only)
MortgagePower - Program Fee Paid to Other Citicorp Entity
Construction/Permanent Loan Program
MPP On-line Approval; Manual Underwriter Approval - W/O Tagback or Decline
MPP Priority Review (Referral)
Pre-Acquisition Loans - (Treasury Use Only)
Multi-family - Commercial
Seller Paid PITI
Government Correspondent
Corporate Relo with Company Paid Subsidy
Government Refinance
CNYS Relocation from MortgagePower Member
CNYS Relocation from Non-MortgagePower Member
Asian Investor Program
MPP On-line Approval; Manual Underwriter Tagback or Decline; Senior Credit Manager Overrides Tag or Decline and Approves Loan
MPP On-line/Underwriter Approval;Manual Underwriter Tagback or decline; Senior Credit Manager Agrees With Tag or Decline
FNMA Workout Refinance
National Refinance Utility Loans
Corporate Relocation with 2% Origination Fee
Corporate Group Move with 2% Origination Fee
Relocation Power with 2% origination Fee
Corp Relo with 2% Origination Fee and Company Paid Subsidy
MPP Incomplete Transaction; no ECA Decision
5,4,3,2,1 Annual Bill Subsidy with Corp. Guarantee
3,2,1 Annual Bill Subsidy with Corporate Guarantee
3,2,1 Annual Bill Subsidy w/o Corporate Guarantee
5,4,3,2,1 without Corporate Guarantee
FNMA CRA Program
Enhanced OREO Financing - Standard
Enhanced OREO Financing - Special
Workout Refinance
Forward Commitment Program II - R
Referral Channel Program (realtors)
Citi Affordable - Portfolio Loans - CRA
Portfolio Loans with Mortgage Insurance - CRA
Sioux Falls 1st Mortgage Refinance Program
SONYMA loans - Low Interest Program - CRA
Foreclosure - Prime Value
Wholesale-Correspondent - R
Wholesale-Table Funder - R
Wholesale-Process Broker
SONYMA - Modest Means Program - CRA
CRE loans - (Citicorp Real Estate)
Citi Affordable 95/5 Installment - CRA
Citi Affordable 95/3 Installment - CRA
Lomas/Nations Bank (NCNB) buybacks
FNMA Cooperative Pilot Program
CRA - Other Investors
FHLMC CRA loan programs
"B" Paper Program
Commercial Loan (for RESPA escrow analysis)
Consumer Credit Workout Refinance
Trade Desk Whole Loan Purchase (Acquisition) - R
Deficiency Escrow Advancement Program
Citicap 2nd Mortgage
Corporate Relo Loans without direct billing
Employee Relo Loans without direct billing
Correspondent booked bulk LMI loans - R
Correspondent booked bulk loans - R
Trade Desk Whole Loan Purchases - R
Enhanced Fannie Neighbors with CHBP
Fannie Mae NeighborWorks programs
Affordable Gold
Community Gold
New Immigrant Initiative
Fannie 97
Flexible 97
CAMP
Fannie 3/2 Mortgage
CPAP
My Community Mortgage
House New York Mortgage
Home on Time (4-03)
FNMC Inactive CRA Programs (4-03)
NACA (4-03)
Serviced Bond Programs (4-03)
Home Choice (4-03)
Native American Mortgage Program (8-04)
Fannie 97 Plus (8-04)
Piggy Back Second (8-04)
CITIMORTGAGE 97 (3-00)
Broker Program in CFI - (will be 62 or 63 on DLS)
PBG loans processed in St. Louis
PBG MAP loans - (corporate guarantee)
Farmington Hills loans designated for sale to private investors - 1-31-01
NACA loan program (the billing mechanism piece of the loan) - (3-1-01) - (2nd mortgage)
CitiFinancial Tampa Subprime loan (9-01) - R
Expanded Approval Loan (10-01)
Consumer Finance Home Equity -Correspondent (1-02)-R
Purchased Alt-A servicing (2-02) - R
California State University non CRA loans (5-02)
Flex 100 (6-02)
Freddie Mac’s Alt 97 program (6-02)
Choice-3 loans FNMC (1-03)
Piggyback loans (1-03)
Calpers Mortgage loans (1-03) - R
Expanded Approval/Flex w/ Subordinate Financing
Calpers personal loan (2-03)
Texas Home Equity loan acquisition (8-03) - R
Texas 50(a)(6) loan with cash out (10-03)
Non-Resident Alien Program (3-04)
Full Doc Alt A (3-04)
DU Full Doc Alt A (3-04)
LP Full Doc Alt A (3-04)
Stated Income Alt A (3-04)
No Ratio Alt A (3-04)
NINA Alt A (3-04)
Habitat for Humanity - acquired servicing (4-04)- R
2nd Mortgage w/ CMI 1st Mortgage (7-04)
2nd Mortgage Stand Alone (7-04)
Alt-A Conforming NINA (8-04)
Alt-A Conforming NIVA (8-04)
Freddie A-Minus (8-04)
Alt-A Conforming SIVA (9-04)
Alt-A Conforming SIVA with DU (9-04)
SB Select Client Program (10-04)
Alt-A SISA (stated income/stated assets) (2-04)
Alt-A VISA (verified income/stated assets)(2-04)
Lease-Purchase (8-04)
Mortgage Revenue Bonds (8-04)
Transactional (8-04)
My Community Mortgage 100 Plus (8-04)
My Community Mortgage 97 (8-04)
MCM: 2 family (8-04)
MCM: 3-4 Family (8-04)
Reserved for Community Lending Programs (CRA)
Reserved for Commercial Loans

FEE SIMPLE SINGLE FAMILY
FEE SIMPLE TOWNHOUSE
FEE SIMPLE ZERO LOT LINE
FEE SIMPLE 2 FAMILY
PLANNED UNIT DEVELOPMENT
FEE SIMPLE 3 FAMILY
FEE SIMPLE 4 FAMILY
FEE SIMPLE 5 OR MORE FAMILY
CONDO HI-RISE (OVER 4 STORIES)
CONDO MID-RISE (2-4 STORIES)
CONDO TOWNHOUSE/LOW RISE- 1 - 4 STORIES
SITE CONDO LOW RISE
CONDOTEL
NON-WARRANTABLE CONDO
NON-WARRANTABLE CONDO HIGHRISE
CONDO COVERSION HIGHRISE/ OVER 4 STORIES
CONDO CONVERSION/MID-RISE
CONDO CONVERSION TOWNHOUSE/1-4 STORIES
CO-OP PROPERTY SALEABLE SHELF/NONCONFORMING
DEMINIMIS PUD
CO-OP PROPERTY SALEABLE AGENCY/CONFORMING
LEASEHOLD ESTATES - DETACHED SINGLE FAMILY
LEASEHOLD ESTATES - ATTACHED SINGLE FAMILY
LEASEHOLD ESTATES - 2 FAMILY
LEASEHOLD ESTATES - 3 FAMILY
LEASEHOLD ESTATES - 4 FAMILY
LEASEHOLD ESTATES-LOW/MID RISE CONDO (1-4 STR)
LEASEHOLD ESTATE CONDO HI-RISE(OVER 4 STORIES)
LEASEHOLD ESTATE 5 OR MORE FAMILY
LEASEHOLD ESTATE CONDO CONVERSION LOWRISE (1-4 STORY)
LEASEHOLD ESTATE CONDO CONV. HIGHRISE (OVER 4 STORIES)
FEE SIMPLE PUD WITH DETACHED SINGLE FAMILY
FEE SIMPLE PUD WITH ATTACHED (SINGLE FAMILY)
LEASEHOLD ESTATE PUD WITH DETACHED SINGLE FAMILY
LEASEHOLD ESTATE PUD WITH ATTACHED SINGLE FAMILY
DEMINIMUS PUD WITH DETACHED HOUSE
DEMINIMUS PUD WITH ATTACHED HOUSE (TOWNHOUSE)
FEE SIMPLE PUD WITH ATTACHED 2 FAMILY
VACANT LAND (MAINE ONLY)
MANUFACTURED HOUSING
APARTMENT - 5 OR MORE UNITS - COMMERCIAL
COOP PROJECT - COMMERCIAL
CONDOMINIUM PROJECT - COMMERCIAL
MOBILE HOME PARK - COMMERCIAL
HOTEL - COMMERCIAL
MOTEL - COMMERCIAL
OFFICE BUILDING - COMMERCIAL
WAREHOUSE - COMMERCIAL
INDUSTRIAL FACILITY - COMMERCIAL
SHOPPING CENTER / MALL - COMMERCIAL
LAND (UNDEVELOPED) - COMMERCIAL
LAND DEVELOPMENT - PUD DEVELOPMENT - COMMERCIAL
RESIDENTIAL INVESTMENT (SINGLE FAMILY) -COMMERCIAL
COMMERCIAL RESIDENTIAL INVESTMENT COOP
COMMERCIAL RESIDENTIAL INVESTMENT CONDO
FARM - COMMERCIAL
RETAIL (SINGLE PURPOSE) - COMMERCIAL
RELIGIOUS FACILITY - COMMERCIAL
RECREATIONAL / HEALTH FACILITY - COMMERCIAL
HOSPITAL / NURSING FACILITY - COMMERCIAL
RESTAURANT
INSTITUTION - COLLEGE / PRIVATE SCHOOL -COMMERCIAL
MIXED USE - BUSINESS & APARTMENT - COMMERCIAL
OTHER - COMMERCIAL

PURCHASE
REFINANCE CASH-OUT
REFINANCE NO CASH OUT

FOR TAPE WITH FILE DATE 2/09/05, JAN AND FEB PAYMENT MADE ON TIME
PAYMENT MADE ON TIME
PAYMENT 30 DAYS LATE
PAYMENT 60 DAYS LATE
PAYMENT 90 DAYS LATE
PAYMENT NOT DUE YET

Doc Code	Doc Code	DESCRIPTION	APPRAISAL TYPE	VOA? (Y/N)	# bank or brokerage stmts	VOE? (W/V/N) W=written, V=Verbal	VOI? (Y/N)	Stated Income Program (Y/N)	No Income Program (Y/N)	# paystubs	# W2's (A)=1W2 if 2yrs on job, 2W2s if not	# years tax returns (self -employed)	VOB? (Verfication of Business) (Y/N)	Doc Grouping
Doc Code	1	ABIP	1004 or int/ext 2055	Y	3	V	N	Y	N	0	0	0	Y	STATED W/ASSET
Doc Code	2	CQ-purch	1004 or int/ext 2055	Y	1	V	Y	N	N	1	1	1	Y	FULL
Doc Code	3	CQ-refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	ALT REFI
Doc Code	4	CORP-RELO	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	N/A	STATED NO ASSET
Doc Code	5	DU-CQ-purch	1004 or int/ext 2055	Y	1	V	Y	N	N	1	1	1	Y	FULL
Doc Code	5	DU-CQ-purch	1004 or int/ext 2055	Y	1	V	Y	N	N	1	1	1	Y	FULL
Doc Code	6	DU-CQ-refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	ALT REFI
Doc Code	6	DU-CQ-refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	ALT REFI
Doc Code	7	EMP-STATED-Purch	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	Y	STATED NO ASSET
Doc Code	8	EMP-STATED-Refi	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	Y	STATED NO ASSET
Doc Code	9	EMP-STATED-Relo	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	N/A	STATED NO ASSET
Doc Code	10	FN2FN	No new appraisal	N	0	N	N	Y	N	0	0	0	N	STREAMLINE REFI
Doc Code	11	FN-ENHANCED-Purch	1004 or int/ext 2055	Y	1	V	Y	N	N	1	1 or 2(A)	2	Y	FULL
Doc Code	12	FN-ENHANCED-Refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1 or 2(A)	2	Y	ALT REFI
Doc Code	13	FULL	1004 or int/ext 2055	Y	1	W	Y	N	N	1	1	2	Y	FULL
Doc Code	15	SIVA BULK	Full Interior/Exterior	Y	2	V	N	Y	N	0	0	0	Y	STATED W/ASSET
Doc Code	16	OFF-US	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	STREAMLINE REFI
Doc Code	16	OFF-US	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	STREAMLINE REFI
Doc Code	17	ON-US	No new appraisal	N	0	N	N	Y	N	0	0	0	N	STREAMLINE REFI
Doc Code	17	ON-US	No new appraisal	N	0	N	N	Y	N	0	0	0	N	STREAMLINE REFI
Doc Code	18	SB-STATED-Purch	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	Y	STATED NO ASSET
Doc Code	19	SB-STATED-Refi	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	Y	STATED NO ASSET
Doc Code	20	SOS-OFF	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	STREAMLINE REFI
Doc Code	21	SOS-ON	No new appraisal	N	0	N	N	Y	N	0	0	0	N	STREAMLINE REFI
Doc Code	22	STNRD-EMP-Relo	1004 or int/ext 2055	Y	2	V	Y	N	N	1	1 or 2 (A)	2	N/A	FULL
Doc Code	23	STNRD-Purch	1004 or int/ext 2055	Y	2	V	Y	N	N	1	1 or 2 (A)	2	Y	FULL
Doc Code	24	STNRD-Refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1 or 2(A)	2	Y	ALT REFI
Doc Code	25	STNRD-Relo	1004 or int/ext 2055	Y	2	V	Y	N	N	1	1 or 2 (A)	2	N/A	FULL
Doc Code	26	STRM-FH-SAL	UNKNOWN	N	0	N	Y	N	N	1	1	1	?	STREAMLINE REFI
Doc Code	27	STRM-FH-SELF	UNKNOWN	N	0	N	Y	N	N	1	1	1	?	STREAMLINE REFI
Doc Code	28	SUPER-TIME	1004 or int/ext 2055	Y	2	V	Y	N	N	1	1 or 2	2	Y	FULL
Doc Code	29	XP	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	Y	STATED NO ASSET
Doc Code	30	LP-CQ-Purch	1004 or int/ext 2055	Y	1	V	Y	N	N	1	1	1	Y	FULL
Doc Code	31	LP-CQ-Refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	ALT REFI
Doc Code	32	DU-conf	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	DU/LP
Doc Code	33	LP-conf	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	DU/LP
Doc Code	34	ALT-A STANDARD	Full Interior/Exterior	Y	2	V	Y	N	N	1	2	2	Y	ALT-A FULL/ALT
Doc Code	35	ALT-A DU	Full Interior/Exterior	Y	2	V	Y	N	N	1	2	2	Y	ALT-A FULL/ALT
Doc Code	36	ALT-A LP	Full Interior/Exterior	Y	2	V	Y	N	N	1	2	2	Y	ALT-A FULL/ALT
Doc Code	37	ALT-A SIVA SALARIED	Full Interior/Exterior	Y	2	V	N	Y	N	0	0	n/a	n/a	ALT-A SIVA
Doc Code	38	ALT-A SIVA SELF EMPLOYED	Full Interior/Exterior	Y	2	V	N	Y	N	0	0	0	Y	ALT-A SIVA
Doc Code	39	ALT-A NO RATIO SALARIED	Full Interior/Exterior	Y	2	V	N	N	Y	0	0	n/a	n/a	ALT-A NO RATIO
Doc Code	40	ALT-A NO RATIO SELF EMPLOYED	Full Interior/Exterior	Y	2	V	N	N	Y	0	0	0	Y	ALT-A NO RATIO
Doc Code	41	ALT-A NINA SALARIED	Full Interior/Exterior	N	0	N	N	N	Y	0	0	n/a	n/a	ALT-A NINA
Doc Code	42	ALT-A NINA SELF EMPLOYED	Full Interior/Exterior	N	0	N	N	N	Y	0	0	0	Y	ALT-A NINA
Doc Code	43	FN-ENHANCED-INVESTMENT	Full or APV	Y	3	V	Y	N	N	1	2	2	Y	FULL